                                                     Registration No. 333-102861

     As filed with the Securities and Exchange Commission on March 4, 2003

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-14
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                        (X) PRE-EFFECTIVE AMENDMENT NO. 1

                        ( ) POST-EFFECTIVE AMENDMENT NO.

                         MANUFACTURERS INVESTMENT TRUST
               (Exact Name of Registrant as Specified in Charter)

                                73 Tremont Street
                           Boston, Massachusetts 02108
                    (Address of Principal Executive Offices)

                            James D. Gallagher, Esq.
                         Manufacturers Investment Trust
                                73 Tremont Street
                           Boston, Massachusetts 02108
                     (Name and Address of Agent for Service)

                                   Copies to:

                              John W. Blouch, Esq.
                              Jones & Blouch L.L.P.
                       1025 Thomas Jefferson Street, N.W.
                                 Suite 410 East
                             Washington, D.C. 20007

                  Approximate date of proposed public offering:

As soon as practicable after this Registration Statement becomes effective.

         The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said section 8(a), may determine.

                      Title of securities being registered:

                Shares of beneficial interest ($.01 par value) of Science & Technology Trust and Dynamic Growth Trust, each a series of the
                                   Registrant

         The Registrant has registered an indefinite number or amount of its shares under the Securities Act of 1933 pursuant to section 24(f) under the Investment Company Act of 1940; Accordingly, no fee is payable herewith because of reliance upon section 24(f).

                              CROSS REFERENCE SHEET

            PURSUANT TO RULE 481(a) UNDER THE SECURITIES ACT OF 1933

                                                                    LOCATION IN THE
                 ITEM OF FORM N-14                             PROSPECTUS/PROXY STATEMENT
                 -----------------                             --------------------------
                                                  PART A

1.       Beginning of Registration                Cover Page; Cross Reference Sheet; Notice of Special
         Statement and Outside Front Cover        Meeting of Shareholders
         Page of Prospectus
2.       Beginning and Outside Back Cover         Table of Contents
         Page of Prospectus
3.       Fee Table, Synopsis Information,         Summary
         and Risk Factors
4.       Information About the Transaction        Summary; Information About the Reorganization; Additional
                                                  Information About the Trust; Agreement and Plan of
                                                  Reorganization
5.       Information About the Registrant         Summary; Information About the Reorganization; Additional
                                                  Information About Investment Policies and Techniques and
                                                  Risk Factors; Additional Information About the Trust
6.       Information About the Company            Summary; Information About the Reorganization; Additional
         Being Acquired                           Information About Investment Policies and Techniques and
                                                  Risk Factors; Additional Information About the Trust
7.       Voting Information                       Voting Information
8.       Interest of Certain Persons and          Voting Information; Financial Statements
         Experts
9.       Additional Information Required          Not Applicable
         for Reoffering by Persons Deemed
         to be Underwriters
                                                  PART B

10.      Cover Page                               Cover Page
11.      Table of Contents                        Table of Contents
12.      Additional Information About the         Statement of Additional Information
         Registrant
13.      Additional Information About the         Statement of Additional Information
         Company Being Acquired
14.      Financial Statements                     Financial Statements; Pro Forma Financial Statements;
                                                  Historical Financial Statements

                                     PART C

Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of the Registration Statement.

                                     PART A

                           INFORMATION REQUIRED IN THE
                           PROSPECTUS/PROXY STATEMENT

                         MANUFACTURERS INVESTMENT TRUST
                                73 Tremont Street
                           Boston, Massachusetts 02108

                                                                   April 2, 2003

Dear Variable Annuity and Variable Life Contract Owners:

         A Special Meeting of Shareholders of the Manufacturers Investment Trust (the "Trust") will be held at 73 Tremont Street, Boston, Massachusetts 02108, on May 1, 2003 at 10:00 a.m., Boston Time to consider the proposal summarized below. We encourage you to read the attached materials in their entirety. The following is an overview of the proposal for which you are being asked to provide voting instructions.

APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION PROVIDING FOR THE ACQUISITION OF ALL OF THE ASSETS, SUBJECT TO ALL OF THE LIABILITIES, OF (1) THE TELECOMMUNICATIONS TRUST AND THE INTERNET TECHNOLOGIES TRUST BY AND IN EXCHANGE FOR SHARES OF THE SCIENCE & TECHNOLOGY TRUST AND (2) THE MID CAP GROWTH TRUST AND THE MID CAP OPPORTUNITIES TRUST BY AND IN EXCHANGE FOR SHARES OF THE DYNAMIC GROWTH TRUST

         At the Meeting, shareholders of the "Transferor Portfolios" as defined below will be asked to consider and approve a proposed Agreement and Plan of Reorganization (the "Plan"). Pursuant to the Plan: (1) all the assets, subject to all the liabilities, of the Telecommunications Trust and the Internet Technologies Trust (each a "Transferor Portfolio") of the Trust will be transferred to the Science & Technology Trust (an "Acquiring Portfolio") of the Trust in exchange for shares of such Acquiring Portfolio; and (2) all the assets, subject to all the liabilities, of the Mid Cap Growth Trust and the Mid Cap Opportunities Trust (each a "Transferor Portfolio") of the Trust will be transferred to the Dynamic Growth Trust (an "Acquiring Portfolio") of the Trust, in each case in exchange for shares of such Acquiring Portfolio (the "Reorganization"). As a result of the Reorganization, each shareholder of a Transferor Portfolio will receive that number of shares of the corresponding Acquiring Portfolio equal in value at the time of the exchange to the value of such shareholder's shares of the Transferor Portfolio at such time, and each Transferor Portfolio will be liquidated and terminate. The holders of Series I and Series II shares of the Transferor Portfolios will receive, respectively, Series I and Series II shares of the corresponding Acquiring Portfolios. Each of the proposed combinations of two Transferor Portfolios with their corresponding Acquiring Portfolio as described in (1) and (2) above will become effective only if approved by the shareholders of both Transferor Portfolios. If so approved by shareholders, the Reorganization is expected to occur after the close of business on May 2, 2003.

         As a result of the Reorganization, shareholders whose assets are invested in each Transferor Portfolio will be able to pursue substantially similar investment goals in the context of a larger Acquiring Portfolio with potentially greater economies of scale. The larger assets of the Acquiring Portfolios should enhance the ability of portfolio managers to effect portfolio transactions on more favorable terms and give portfolio managers greater investment flexibility and the ability to select a larger number of portfolio securities, with the attendant benefits of increased diversification. Based on the asset levels of the Portfolios at December 31, 2002, it is anticipated that the investment advisory fees and the annualized expenses as a percentage of average net assets paid by the Acquiring Portfolios will be lower than those paid by the corresponding Transferor Portfolios. There are certain differences between the investment objectives, policies and restrictions of the Transferor Portfolios and the corresponding Acquiring Portfolios, as described under the caption "Investment Objectives and Policies" in the enclosed Prospectus/Proxy Statement.

     The value of your investment will not be affected by the Reorganization. Furthermore, in the opinion of legal counsel, the Reorganization transactions will not be subject to federal income taxes. The Transferor Portfolios and corresponding Acquiring Portfolios will bear the expenses of the Reorganization.

                                      * * *

         Although you are not a shareholder of the Trust, your purchase payments and the earnings on such purchase payments under your variable annuity or variable life contracts issued by The Manufacturers Life Insurance Company (U.S.A.) ("Manulife U.S.A.") and The Manufacturers Life Insurance Company of New York ("Manulife New York") are invested in shares of one or more of the Portfolios of the Trust through subaccounts of separate accounts established by Manulife U.S.A. and Manulife New York for such purposes. Since the value of your contract depends in part on the investment performance of the shares of the applicable Portfolio of the Trust, you have the right to instruct Manulife U.S.A. or Manulife New York, as appropriate, how the shares of the Trust attributable to your contract are voted. The number of votes for which you may give instructions for any Portfolio of the Trust is determined by dividing your contract value (or the reserve for a contract after its maturity date) allocated to the subaccount in which shares of such Portfolio are held by the value per share of that Portfolio of the Trust. Fractional votes are counted. Manulife U.S.A. and Manulife New York will vote all shares of the Trust issued to such companies, and all shares held by the Trust's five "Lifestyle Trusts" which are Portfolios that invest in other Trust Portfolios, in proportion to the timely instructions received from owners of the contracts participating in separate accounts registered under the Investment Company Act of 1940.

         Enclosed you will find a Notice of Special Meeting of Shareholders, a Prospectus/Proxy Statement for the Trust, and a Voting Instructions Form for each Trust Portfolio in which your contract values were invested as of March 3, 2003. The number of shares that represents your voting interest (determined as explained above) appears in each Voting Instructions Form. The Prospectus/Proxy Statement provides background information and describes, in detail, each of the matters to be voted on at the Meeting.

         THE BOARD OF TRUSTEES OF THE TRUST HAS UNANIMOUSLY VOTED IN FAVOR OF THE PROPOSED REORGANIZATION AND RECOMMENDS THAT YOU GIVE VOTING INSTRUCTIONS FOR ITS APPROVAL.

         IN ORDER FOR SHARES TO BE VOTED AT THE MEETING BASED ON YOUR INSTRUCTIONS, WE URGE YOU TO READ THE PROSPECTUS/PROXY STATEMENT AND THEN COMPLETE AND MAIL YOUR VOTING INSTRUCTIONS FORM(S) IN THE ATTACHED POSTAGE-PAID ENVELOPE, ALLOWING SUFFICIENT TIME FOR THEIR RECEIPT BY APRIL 30, 2003.

         If you have any questions regarding the Reorganization, please call one of the following numbers:

         --For Manulife U.S.A. variable annuity contracts:        (800) 344-1029
         --For Manulife U.S.A. variable life contracts:           (800) 827-4546
         --For Manulife New York variable annuity contracts:      (800) 551-2078
         --For Manulife New York variable life contracts:         (888) 267-7784

                                             Sincerely,

                                             /s/ ANDREW CORSELLI

                                             Andrew Corselli
                                             Secretary
                                             Manufacturers Investment Trust

                         MANUFACTURERS INVESTMENT TRUST
                                73 Tremont Street
                           Boston, Massachusetts 02108

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO THE SHAREHOLDERS OF MANUFACTURERS INVESTMENT TRUST:
(Telecommunications Trust, Internet Technologies Trust,
Mid Cap Growth Trust and Mid Cap Opportunities Trust)

         Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of Manufacturers Investment Trust (the "Trust") will be held at 73 Tremont Street, Boston, Massachusetts 02108, on MAY 1, 2003 AT 10:00 A.M., BOSTON TIME. A Prospectus/Proxy Statement which provides information about the purposes of the Meeting is included with this notice. The Meeting will be held for the following purposes:

Proposal 1        Approval of Agreement and Plan of Reorganization providing for the acquisition of all of the assets, subject to all of the liabilities, of (1) the Telecommunications Trust and the Internet Technologies Trust (each a "Transferor Portfolio") by and in exchange for shares of the Science & Technology Trust
                  (an "Acquiring Portfolio") and (2) the Mid Cap Growth Trust and the Mid Cap Opportunities Trust (each a "Transferor
                  Portfolio") by and in exchange for shares of the Dynamic
                  Growth Trust (an "Acquiring Portfolio").

                           (Shareholders of each of the Telecommunications Trust, the Internet Technologies Trust, the Mid Cap Growth Trust and the Mid Cap Opportunities Trust will vote separately on Proposal 1.)

                  Any other business that may properly come before the Meeting.

         THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL 1.

         Approval of the Agreement and Plan of Reorganization (the "Plan") under Proposal 1 will require the affirmative vote of the holders of at least a "majority of the outstanding voting securities" (as defined in the accompanying Prospectus/Proxy Statement) of each of the Transferor Portfolios. By approving the Plan, shareholders of the Transferor Portfolios will be deemed to have waived certain of the Trust's investment limitations insofar as they might be deemed to apply to the transactions contemplated by the Plan.

         Each shareholder of record at the close of business on March 3, 2003 is entitled to receive notice of and to vote at the Meeting.

                                                     Sincerely yours,

                                                     /s/ ANDREW CORSELLI
                                                     Andrew Corselli
                                                     Secretary

April 2, 2003
Boston, Massachusetts

                         MANUFACTURERS INVESTMENT TRUST

                           PROSPECTUS/PROXY STATEMENT
                         SPECIAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 1, 2003

     RELATING TO THE ACQUISITION OF ALL OF THE ASSETS, SUBJECT TO ALL OF THE
        LIABILITIES, OF (1) THE TELECOMMUNICATIONS TRUST AND THE INTERNET
            TECHNOLOGIES TRUST BY AND IN EXCHANGE FOR SHARES OF THE SCIENCE &
         TECHNOLOGY TRUST, AND (2) THE MID CAP GROWTH TRUST AND THE MID
          CAP OPPORTUNITIES TRUST BY AND IN EXCHANGE FOR SHARES OF THE
                              DYNAMIC GROWTH TRUST

                                  APRIL 2, 2003

                         MANUFACTURERS INVESTMENT TRUST
                                73 Tremont Street
                           Boston, Massachusetts 02108

                           PROSPECTUS/PROXY STATEMENT
                         SPECIAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 1, 2003

 RELATING TO THE ACQUISITION OF ALL OF THE ASSETS, SUBJECT TO ALL OF THE
        LIABILITIES, OF (1) THE TELECOMMUNICATIONS TRUST AND THE INTERNET
        TECHNOLOGIES TRUST BY AND IN EXCHANGE FOR SHARES OF THE SCIENCE &
       TECHNOLOGY TRUST, AND (2) THE MID CAP GROWTH TRUST AND THE MID CAP
        OPPORTUNITIES TRUST BY AND IN EXCHANGE FOR SHARES OF THE DYNAMIC
                                  GROWTH TRUST

         This Prospectus/Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (the "Board" or "Trustees") of Manufacturers Investment Trust (the "Trust") of proxies to be used at a special meeting of shareholders of the Trust to be held at 73 Tremont Street, Boston, Massachusetts 02108, on MAY 1, 2003, at 10:00 A.M., BOSTON TIME (the "Meeting").

         The Trust is a Massachusetts business trust which is a no-load open-end investment company, commonly known as a mutual fund, registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The shares of the Trust are divided into 67 series corresponding to the 67 investment portfolios (each a "Portfolio," collectively the "Portfolios") which the Trust offers. The Trust issues two classes of shares for each Portfolio (except the Equity Index Trust and the five "Lifestyle Trusts" as described below): Series I shares and Series II shares. Series I shares and Series II shares are the same except for differences in class expenses, including different Rule 12b-1 fees, and certain voting rights.

         At the Meeting, shareholders of the "Transferor Portfolios" as defined herein will be asked to consider and approve a proposed Agreement and Plan of Reorganization (the "Plan"). Pursuant to the Plan: (1) all the assets and liabilities of the Telecommunications Trust and the Internet Technologies Trust (each a "Transferor Portfolio") of the Trust will be transferred to the Science & Technology Trust (an "Acquiring Portfolio") of the Trust in exchange for shares of such Acquiring Portfolio; and (2) all the assets and liabilities of the Mid Cap Growth Trust and the Mid Cap Opportunities Trust (each a "Transferor Portfolio") of the Trust will be transferred to the Dynamic Growth Trust (an "Acquiring Portfolio") of the Trust in exchange for shares of such Acquiring Portfolio (the "Reorganization"). As a result of the Reorganization, each shareholder of a Transferor Portfolio will receive that number of shares of the corresponding Acquiring Portfolio equal in value at the time of the exchange to the value of such shareholder's shares of the Transferor Portfolio at such time, and each Transferor Portfolio will be liquidated and terminate. The holders of Series I and Series II shares of the Transferor Portfolios will receive, respectively, Series I and Series II shares of the corresponding Acquiring Portfolios. Each of the proposed combinations of two Transferor Portfolios with their corresponding Acquiring Portfolio as described in (1) and (2) above will become effective only if approved by the shareholders of both Transferor Portfolios. If so approved by shareholders of the Transferor Portfolios, the Reorganization is expected to occur after the close of business on May 2, 2003. The terms and conditions of the Reorganization are more fully described in this Prospectus/Proxy Statement and in the form of the Agreement and Plan of Reorganization attached hereto as Exhibit A.

This Prospectus/Proxy Statement, which should be retained for future reference, sets forth concisely the information a prospective investor ought to know before voting on the above proposal. For a more detailed discussion of the investment management arrangements, the investment objectives, policies and restrictions and the risks of the Transferor Portfolios, see the Prospectus for the Trust dated May 1, 2002 (as supplemented through February 14, 2003), which is incorporated by reference into this Prospectus/Proxy Statement. A Statement of Additional Information dated April 2, 2003 (the "Statement of Additional Information") relating to this Prospectus/Proxy Statement has been filed with the Securities and Exchange

Commission ("SEC") and is also incorporated by reference into this Prospectus/Proxy Statement. Copies of the Prospectus and the Statement of Additional Information may be obtained without charge by writing to the Trust at the address noted above or by calling the appropriate toll free number listed below. If shareholders have any questions regarding the Reorganization, please call the appropriate toll free number listed below:

--(800) 344-1029 (The Manufacturers Life Insurance Company (U.S.A.) variable annuity contracts)
--(800) 827-4546 (The Manufacturers Life Insurance Company (U.S.A.) variable life contracts)
--(800) 551-2078 (The Manufacturers Life Insurance Company of New York variable annuity contracts)
--(888) 267-7784 (The Manufacturers Life Insurance Company of New York variable life contracts).

         The Trust is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and files reports, proxy materials and other information with the SEC. Such reports, proxy materials and other information may be inspected at the public reference facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such materials may also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates, or at no charge from the EDGAR database on the SEC's website: "www.sec.gov."

         THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

          The date of this Prospectus/Proxy Statement is April 2, 2003.

                           PROSPECTUS/PROXY/STATEMENT
                                TABLE OF CONTENTS

                                                                                                     Page
                                                                                                     ----
INTRODUCTION AND VOTING INFORMATION..............................................................

PROPOSAl 1        Approval of Agreement and Plan of Reorganization providing for the acquisition of all of the assets, subject to all of the liabilities, of (1) the Telecommunications Trust and the
                  Internet Technologies Trust by and in exchange for shares of the Science & Technology Trust, and (2) the Mid Cap Growth
                  Trust and the Mid Cap Opportunities Trust by and in exchange for shares of the Dynamic Growth Trust...... ..................................

SUMMARY..........................................................................................
Overview of Proposed Reorganization..............................................................
Investment Management............................................................................
Fees and Expenses.................................................................................
Portfolio Descriptions: Investment Objectives and Strategies, Risks and Performance..............
Multiple Classes of Shares.......................................................................
Rule 12b-1 Fees..................................................................................
Dividends and Distributions......................................................................
Purchase and Redemption of Shares................................................................
Federal Income Tax Consequences..................................................................
INFORMATION ABOUT THE REORGANIZATION.............................................................
Agreement and Plan of Reorganization.............................................................
Description of the Securities to be Issued.......................................................
Reasons for the Reorganization...................................................................
Federal Income Tax Consequences..................................................................
Capitalization...................................................................................
ADDITIONAL INFORMATION ABOUT INVESTMENT POLICIES AND TECHNIQUES AND RISK FACTORS.................
Additional Investment Policies...................................................................
Hedging and Other Strategic Transactions.........................................................
Risks of Investing in Certain Types of Securities................................................
ADDITIONAL INFORMATION ABOUT THE TRUST...........................................................
Management's Discussion of Fund Performance......................................................
Tax Matters......................................................................................
FINANCIAL STATEMENTS.............................................................................

LEGAL MATTERS....................................................................................

OTHER INFORMATION................................................................................
Appendix   --   Debt Security Ratings............................................................
Exhibit A  --   Form of Agreement and Plan of Reorganization.....................................

                       INTRODUCTION AND VOTING INFORMATION

         This Prospectus/Proxy Statement is furnished in connection with the solicitation by the Board of the Trust of proxies to be used at a special meeting of shareholders of the Trust to be held at 73 Tremont Street, Boston, Massachusetts 02108, on MAY 1, 2003, at 10:00 A.M., BOSTON TIME (the "Meeting"). Pursuant to the Trust's Agreement and Declaration of Trust, the Board has designated March 3, 2003 as the record date for determining shareholders eligible to vote at the Meeting (the "Record Date"). All shareholders of record at the close of business on March 3, 2003 are entitled to one vote for each share of beneficial interest of the Trust held.

GENERAL INFORMATION

         The Trust sells its shares not directly to the public but generally only to insurance companies and their separate accounts as the underlying investment media for variable annuity and variable life insurance contracts ("contracts"). Only shares of a particular Portfolio are entitled to vote on matters which affect only the interests of that Portfolio. As of the Record Date for the Special Meeting of Shareholders, the Trust's shares were legally owned by The Manufacturers Life Insurance Company (U.S.A.) ("Manulife U.S.A"), The Manufacturers Life Insurance Company of New York ("Manulife New York") and the five "Lifestyle Trusts" described below. Each of Manulife U.S.A. and Manulife New York is an indirect, wholly-owned subsidiary of The Manufacturers Life Insurance Company ("Manulife"), a Canadian stock life insurance company. Manulife Financial Corporation ("MFC") is the holding company of Manulife and its subsidiaries, collectively known as Manulife Financial. The principal offices of Manulife Financial are located at 200 Bloor Street East, Toronto, Ontario, Canada M4W1E5.

         Manulife U.S.A. is a stock life insurance company originally organized under the laws of Pennsylvania and redomesticated under the laws of Michigan. Its principal address is 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5. Manulife New York is a stock life insurance company organized under the laws of New York whose principal address is 100 Summit Lake Drive, Second Floor, Valhalla, New York 10595. Each of Manulife U.S.A. and Manulife New York holds shares of the Trust directly and attributable to contracts in their separate accounts. Such separate accounts include separate accounts registered under the 1940 Act as well as unregistered separate accounts.

         The term "Lifestyle Trusts" refers collectively to: the Lifestyle Aggressive 1000 Trust, Lifestyle Growth 820 Trust, Lifestyle Balanced 640 Trust, Lifestyle Moderate 460 Trust and Lifestyle Conservative 280 Trust, each of which is a Portfolio of the Trust. The Lifestyle Trusts are funds-of-funds that invest in shares of other Trust Portfolios. All of the shares of the Lifestyle Trusts are owned by Manulife U.S.A. and Manulife New York and their respective separate accounts.

         Shareholder Voting. Manulife U.S.A. and Manulife New York have the right to vote upon matters that may be voted upon at a special shareholders' meeting. These companies will vote all shares of the Portfolios of the Trust issued to them in proportion to the timely instructions received from owners of the contracts ("contractholders" or "contract owners") participating in the separate accounts described above which are registered under the 1940 Act. In addition, the Trust will vote all shares of the Portfolios held by the Lifestyle Trusts in proportion to such instructions. The companies, in connection with their solicitation of voting instructions, are furnishing this Prospectus/Proxy Statement to the owners of contracts participating in registered separate accounts holding shares of the Portfolios to be voted on the Proposal included in this Prospectus/Proxy Statement.

VOTING INFORMATION

         Proxies from the shareholders of each Portfolio are being solicited by the Board for the Special Meeting of Shareholders to be held on May 1, 2003 at 73 Tremont Street, Boston, Massachusetts 02108 at 10:00 a.m., Boston Time, or at such later time as necessary by adjournment. Proxies may be revoked at any time prior to the voting of the shares represented thereby by: (i) mailing written instructions addressed to the Secretary of the Trust at 73 Tremont Street, Boston, Massachusetts 02108, or (ii) signing and returning a new proxy, in each case if received by the Trust by April 30, 2003. ALL VALID PROXIES WILL BE VOTED IN ACCORDANCE WITH SPECIFICATIONS THEREON, OR IN THE ABSENCE OF SPECIFICATION, FOR APPROVAL OF PROPOSAL 1.

         Quorum; Definition of a Majority of Outstanding Voting Securities. Shareholders of record at the close of business on March 3, 2003 (the "Record Date") will be entitled to vote at the Meeting or any adjournment of the Meeting. The holders of 30% of the shares outstanding of each Portfolio at the close of business on that date present in person or by proxy will constitute for that Portfolio a quorum for the Meeting; however, a majority of the outstanding voting securities of each Portfolio entitled to vote at the close of business on that date is required to approve the Proposal, except as noted herein. As used in this Prospectus/Proxy Statement, the vote of a "Majority of the Outstanding Voting Securities" means the affirmative vote of the lesser of:

(1) 67% or more of the voting securities of the Trust or a Portfolio, as applicable, present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Trust or a Portfolio, as applicable, are present in person or by proxy or

(2) more than 50% of the outstanding voting securities of the Trust or a Portfolio, as applicable.

Shareholders are entitled to one vote for each Series I and Series II share held and fractional votes for fractional shares held. No shares have cumulative voting rights.

         In the event the necessary quorum to transact business or the vote required to approve one or more of the combinations of Transferor Portfolios with their corresponding Acquiring Portfolio under Proposal 1 is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting (or of the Meeting as it relates to particular Portfolios) in accordance with applicable law to permit further solicitation of proxies. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the Trust's (or each relevant Portfolio's) shares cast at the Meeting. The persons named as proxies will vote for or against any adjournment in their discretion.

         Abstentions. Abstentions are counted as shares eligible to vote at the Meeting in determining whether a quorum is present, but do not count as votes cast with respect to a Proposal. Under the 1940 Act, the affirmative vote necessary to approve a matter under consideration may be determined with reference to a percentage of votes present at the Meeting, which would have the effect of treating abstentions as if they were votes against a Proposal.

         Cost of Preparation and Distribution of Proxy Materials. The cost of the preparation and distribution of these proxy materials will be borne by the Transferor Portfolios and the Acquiring Portfolios. In addition to the solicitation of proxies by the use of the mails, proxies may be solicited by officers and employees of the Trust, the Trust's investment adviser, Manufacturers Securities Services, LLC ("MSS" or the "Adviser"), or its agents or affiliates, personally or by telephone. Brokerage houses, banks and other fiduciaries may be requested to forward soliciting materials to their principals and to obtain authorization for the execution of proxies. For those services, they will be reimbursed by the Trust for their out-of-pocket expenses.

         Voting for Each Portfolio. Series I and Series II shares of each Portfolio will vote in the aggregate and not by class on the matters to be presented at the Meeting. Proposal 1 will be voted on separately by shareholders of each of the relevant Portfolios.

         As of the Record Date, the number of votes eligible to be cast at the Meeting with respect to each Portfolio is as follows:

                                       NUMBER OF        VOTES HELD BY       VOTES HELD BY            VOTES HELD BY
PORTFOLIO                           ELIGIBLE VOTES      MANULIFE U.S.A.    MANULIFE NEW YORK       LIFESTYLE TRUSTS*
----------------------------        ---------------    ----------------   --------------------    --------------------
Telecommunications Trust             3,276,968          3,145,674          131,294                 0

Internet Technologies Trust        11,622,998           10,991,378         631,620                 0
Mid Cap Growth Trust                5,751,284            5,433,715         317,569                 0
Mid Cap Opportunities Trust         3,165,552            2,994,225         171,327                 0

--------------
* Represents the aggregate number of shares held by the Lifestyle Trusts

         Trustees and officers of the Trust, in the aggregate, own or have the right to provide voting instructions for less than 1% of the outstanding shares of each of the Portfolios.

         As of the Record Date, the percentage ownership of the outstanding shares of each of the Portfolios (by shareholder) is indicated below:

                                                          PERCENTAGE OF         PERCENTAGE OF           PERCENTAGE OF
                                        NUMBER OF         VOTES HELD BY         VOTES HELD BY           VOTES HELD BY
PORTFOLIO                             ELIGIBLE VOTES     MANULIFE U.S.A.      MANULIFE NEW YORK        LIFESTYLE TRUSTS*
-----------------------------       ------------------   ---------------     -------------------     --------------------
Telecommunications Trust              3,276,968           95.99%              4.01%                   0
Internet Technologies Trust          11,622,998           94.57%              5.43%                   0
Mid Cap Growth Trust                  5,751,284           94.48%              5.52%                   0
Mid Cap Opportunities Trust           3,165,552           94.59%              5.41%                   0

--------------
* Represents the aggregate percentage of shares held by the Lifestyle Trusts

                                   PROPOSAL 1

         APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION PROVIDING FOR
    THE ACQUISITION OF ALL OF THE ASSETS, SUBJECT TO ALL OF THE LIABILITIES,
        OF (1) THE TELECOMMUNICATIONS TRUST AND THE INTERNET TECHNOLOGIES TRUST BY AND IN EXCHANGE FOR SHARES OF THE SCIENCE & TECHNOLOGY TRUST, AND (2) THE MID CAP GROWTH TRUST AND THE MID CAP OPPORTUNITIES TRUST BY
             AND IN EXCHANGE FOR SHARES OF THE DYNAMIC GROWTH TRUST

                                     SUMMARY

         The following is a summary of certain information contained in this Prospectus/Proxy Statement. This summary is qualified by reference to the more complete information contained elsewhere in this Prospectus/Proxy Statement, the Statement of Additional Information and the form of the Agreement and Plan of Reorganization attached to this Prospectus/Proxy Statement as Exhibit A. Shareholders should read the entire Prospectus/Proxy Statement carefully.

OVERVIEW OF PROPOSED REORGANIZATION

         At its meeting held on April 2, 2003, the Board, including all the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust (the "Disinterested Trustees"), approved an Agreement and Plan of Reorganization (the "Plan") providing for the combination of (1) the Telecommunications Trust and the Internet Technologies Trust (each a "Transferor Portfolio") with the Science & Technology Trust (an "Acquiring Portfolio") and
(2) the Mid Cap Growth Trust and the Mid Cap Opportunities Trust (each a "Transferor Portfolio") with the Dynamic Growth Trust (an "Acquiring Portfolio") (the "Reorganization").

         Subject to its approval by the shareholders of the Transferor Portfolios, the Plan provides for the tax-free reorganization of the Transferor Portfolios, including: (a) the transfer of all of the assets, subject to all of the liabilities, of each of the Transferor Portfolios to its corresponding Acquiring Portfolio in exchange for shares of that Acquiring Portfolio; (b) the distribution to shareholders of each Transferor Portfolio of such corresponding Acquiring Portfolio shares; and (c) the liquidation and termination of the Transferor Portfolios. As a result of the Reorganization, each shareholder of each Transferor Portfolio listed below will become a shareholder of the Acquiring Portfolio corresponding to such Transferor Portfolio as indicated below.

    TRANSFEROR PORTFOLIOS                      ACQUIRING PORTFOLIOS
    ---------------------                      --------------------
Telecommunications Trust                     Science & Technology Trust
Internet Technologies Trust

Mid Cap Growth Trust                         Dynamic Growth Trust
Mid Cap Opportunities Trust

         The total value of all shares of each Acquiring Portfolio issued in the Reorganization will equal the total value of the net assets of its corresponding Transferor Portfolios. The number of full and fractional shares of an Acquiring Portfolio received by a shareholder of a corresponding Transferor Portfolio will be equal in value to the value of that shareholder's shares of the corresponding Transferor Portfolio as of the close of regularly scheduled trading on the New York Stock Exchange on the closing date of the Reorganization (the "Effective Time of the Reorganization"). Holders of Series I and Series II shares of the Transferor Portfolios will receive, respectively, Series I and Series II shares of the corresponding Acquiring Portfolios. Each of the proposed combinations of two Transferor Portfolios with their corresponding Acquiring Portfolio will become effective only if approved by the shareholders of both Transferor Portfolios. The Effective Time of the Reorganization is expected to occur after the close of business on May 2, 2003 or on such later date as may be determined by the Trust.

         The consummation of the Reorganization is contingent on the satisfaction of the conditions described below under "Information About the Reorganization -- The Agreement and Plan of Reorganization."

         Investment Objectives and Policies. The following table sets forth the investment objective and principal strategy of each Transferor Portfolio and its corresponding Acquiring Portfolio. While the investment objective of each of the Acquiring Portfolios is substantially similar to those of its corresponding Transferor Portfolios, there are certain differences between the investment policies and restrictions of the Acquiring Portfolios and their corresponding Transferor Portfolios which you should consider. These are discussed below under "Portfolio Descriptions: Investment Objectives and Strategies, Risks and Performance."

TRANSFEROR PORTFOLIO / INVESTMENT OBJECTIVE AND STRATEGY          ACQUIRING PORTFOLIO/INVESTMENT OBJECTIVE AND STRATEGY
-------------------------------------------------------------     --------------------------------------------------------
Telecommunications Trust /                                        Science & Technology Trust /
         Seeks capital appreciation (a secondary objective                Seeks long-term growth of capital by
         is to earn income) by investing primarily in equity              investing primarily in common stocks of
         securities of companies that design, develop,                    science and technology companies; current
         manufacture, distribute or sell communications                   income is incidental to the Portfolio's
         services or equipment and companies that supply                  objective.
         equipment or services to such companies (the
         "telecommunications sector").
Internet Technologies Trust /
         Seeks long-term capital appreciation by investing
         primarily in equity securities of companies positioned
         to benefit from the growth of the Internet.

TRANSFEROR PORTFOLIO / INVESTMENT OBJECTIVE AND STRATEGY           ACQUIRING PORTFOLIO / INVESTMENT OBJECTIVE AND STRATEGY
--------------------------------------------------------------    ------------------------------------------------------------
Mid Cap Growth Trust /                                            Dynamic Growth Trust /
         Seeks capital appreciation by investing primarily in              Seeks long-term growth of capital by investing
         common stocks of mid-sized companies -- those with                primarily in the stocks and other equity securities
         market capitalizations between $2.5 billion and $15               of medium-sized U.S. companies with strong
         billion at the time of purchase.                                  growth potential.
Mid Cap Opportunities Trust /

         Seeks capital appreciation by investing, under normal
         market conditions, primarily in common stocks and
         other equity securities of mid-size companies,
         with a focus on growth stocks.
--------------------------------------------------------------    -----------------------------------------------------------

         Fees and Expenses. The fees and expenses of the Acquiring Portfolios differ from those of their corresponding Transferor Portfolios. The following table presents a schedule of the investment advisory fees that each of the Transferor Portfolios and the Acquiring Portfolios is obligated to pay the Trust's investment adviser, Manufacturers Securities Services, LLC ("MSS" or the "Adviser"), as a percentage of average annual net assets. As indicated, these fees change at various asset level breakpoints, and the advisory fees payable by the Acquiring Portfolios are lower, the same as or higher than those payable by their corresponding Transferor Portfolios at different breakpoints. The advisory fees and other expenses of the Acquiring Portfolios will be lower than those of their corresponding Transferor Portfolios. See "Fees and Expenses" and "Information About the Reorganization -- Capitalization" below.

                                                   BETWEEN           BETWEEN          BETWEEN
                                                 $50 MILLION       $250 MILLION     $500 MILLION        EXCESS
                                     FIRST           AND            AND $500            AND              OVER
PORTFOLIO                         $50 MILLION    $250 MILLION        MILLION        $1 BILLION        $1 BILLION
---------                         ------------   ------------      ------------     ------------      ----------
Telecommunications Trust             0.950%         0.925%            0.875%           0.800%
Internet Technologies Trust          1.000%                                                             0.950%
Science & Technology Trust           0.950%                                            0.900%

Mid Cap Growth Trust                 0.850%         0.825%            0.800%           0.775%
Mid Cap Opportunities Trust          0.850%                           0.800%
Dynamic Growth Trust                 0.850%                                            0.800%

         Performance. The following table sets forth the annualized total return of each of the Portfolios, with respect to both Series I and Series II shares, for the one-year period ended December 31, 2002 and since their respective inception dates. As indicated, all the Portfolios except the Science & Technology Trust are relatively new Portfolios with limited operating histories. The performance information in the table does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The performance of each the Portfolios is more fully discussed below under "Portfolio Descriptions: Investment Objectives and Strategies, Risks and Performance" and "Additional Information About the Trust -- Management's Discussion of Fund Performance."

                                                          ONE        FIVE     LIFE OF     DATE FIRST
                                                          YEAR      YEARS    PORTFOLIO    AVAILABLE
                                                          ----      -----    ---------    ----------

Telecommunications Trust --     Series I               (47.67%)      N/A      (48.30%)    04/30/2001
                               Series II*                 N/A        N/A      (44.58%)
Internet Technologies Trust --  Series I               (37.20%)      N/A      (46.29%)    05/01/2000
                               Series II*                 N/A        N/A      (36.87%)
Science & Technology Trust --   Series I               (40.76%)    (8.08%)     (5.19%)    01/01/1997
                               Series II*                 N/A        N/A      (39.81%)

Mid Cap Growth Trust --         Series I               (30.37%)      N/A      (27.58%)    04/30/2001
                               Series II*                 N/A        N/A      (29.66%)
Mid Cap Opportunities Trust --  Series I               (30.22%)      N/A      (26.98%)    04/30/2001
                               Series II*                 N/A        N/A      (28.14%)
Dynamic Growth Trust --         Series I               (28.36%)      N/A      (38.50%)    05/01/2000
                               Series II*                 N/A        N/A      (22.73%)

----------------
* Series II shares were first offered January 28, 2002. Series II performance will be lower than Series I performance due to a higher 12b-1 fee.

         Capitalization. If the Reorganization were to have been consummated as of December 31, 2002, the approximate aggregate net assets of the Acquiring Portfolios would have been (1) $ 412,337,553 in the case of the Science & Technology Trust and (2) $131,028,152 in the case of the Dynamic Growth Trust. See "Information About the Reorganization -- Capitalization."

         Principal Risk Factors. The risks associated with an investment in an Acquiring Portfolio, in general, are those typically associated with investing in a managed portfolio of the specific type of securities in which such Acquiring Portfolio invests. Both of the Acquiring Portfolios may invest to varying degrees in the securities of foreign issuers, the Science & Technology Trust engages in industry or sector investing, and the Dynamic Growth Trust is non-diversified. Further information relating to these and other risks associated with an investment in the Acquiring Portfolios, including the definition of a non-diversified portfolio, is set forth below under "Additional Information About Investment Policies and Techniques and Risk Factors -- Risks of Investing in Certain Types of Securities." See also "Portfolio Descriptions:
Investment Objectives and Strategies, Risks and Performance."

         Tax Consequences. No gain or loss will be recognized by the Transferor Portfolios or the Acquiring Portfolios or shareholders of the Transferor Portfolios for federal income tax purposes as a result of the Reorganization. For further information about the tax consequences of the Reorganization, see "Information About the Reorganization -- Federal Income Tax Consequences."

         Under Massachusetts law, shareholders of the Trust could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trustees or any officer of the Trust. The Declaration of Trust also provides for indemnification out of the property of a Trust Portfolio for all losses and expenses of any shareholder held personally liable for the obligations of such Portfolio. In addition, the Declaration of Trust provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon, but only out of the property of the affected Portfolio. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a particular Portfolio would be unable to meet its obligations. The Trust considers such risk to be remote.

INVESTMENT MANAGEMENT

         MSS serves as investment adviser for the Trust and for each of the Portfolios of the Trust. MSS, a Delaware limited liability company having its principal offices at 73 Tremont Street, Boston, Massachusetts 02108, is registered as an investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act"). The ultimate parent of MSS is MFC, the holding company of Manulife and its subsidiaries.

         As the Adviser, MSS administers the business and affairs of the Trust. MSS also selects, contracts with and compensates subadvisers which manage the investment and reinvestment of the assets of the Trust's Portfolios. The Adviser does not itself manage any of the Trust's portfolio assets but has ultimate responsibility to oversee the subadvisers. In this connection, the Adviser (i) monitors the compliance of the subadvisers with the investment objectives and related policies of each Portfolio, (ii) reviews the performance of the subadvisers and (iii) reports periodically on such performance to the Trustees. Each of the subadvisers to the Portfolios is registered as an investment adviser under the Advisers Act or is otherwise exempt from registration.

         The following table identifies the current management arrangements for the Transferor Portfolios and the management arrangements that will be in effect for the Acquiring Portfolios following the Reorganization:

                                                                            MANAGEMENT ARRANGEMENTS
              CURRENT MANAGEMENT ARRANGEMENTS                             FOLLOWING THE REORGANIZATION

   TRANSFEROR PORTFOLIO            ADVISER    SUBADVISER          ACQUIRING PORTFOLIO        ADVISER     SUBADVISER
   --------------------            -------    ----------          -------------------        ------      ----------
Telecommunications Trust             MSS       INVESCO*        Science & Technology Trust      MSS     T. Rowe Price*
Internet Technologies Trust          MSS       Munder**

Mid Cap Growth Trust                 MSS       INVESCO*        Dynamic Growth Trust            MSS     DeAm**
Mid Cap Opportunities Trust          MSS       Putnam***

--------------                                                 --------------
* INVESCO Funds Group, Inc.                                    *T. Rowe Price Associates, Inc.

**Munder Capital Management                                    **Deutsche Asset Management, Inc.

***Putnam Investment Management, L.L.C.

         SUBADVISORY ARRANGEMENTS FOR ACQUIRING PORTFOLIOS. It is anticipated that, following consummation of the Reorganization and pursuant to existing subadvisory agreements with the Adviser, T. Rowe Price Associates, Inc. ("T. Rowe Price") will continue to serve as subadviser to the Science & Technology Trust, and Deutsche Asset Management, Inc. ("DeAm") will continue to serve as subadviser to the Dynamic Growth Trust.

         T. Rowe Price. T. Rowe Price has managed the Science & Technology Trust since 1997. T. Rowe Price, whose address is 100 East Pratt Street, Baltimore, Maryland 21202, was founded in 1937 by the late Thomas Rowe Price, Jr. T. Rowe Price Group, Inc., a publicly traded financial services holding company, owns 100% of the stock of T. Rowe Price.

         The Portfolio is managed by an investment advisory committee which has been chaired by Michael F. Sola since January 2002. Mr. Sola, who joined T. Rowe Price in 1995 as a technology analyst, is a Vice President of T. Rowe Price and has been managing investments since 1997. He is a Chartered Financial Analyst. As chairman of the committee, Mr. Sola has day-to-day responsibility for managing the Portfolio and works with the committee in developing and executing the Portfolio's investment program.

         DeAm. DeAm became the subadviser to the Dynamic Growth Trust effective November 25, 2002. Located at 280 Park Avenue, New York, New York 10017, DeAm is an indirect wholly-owned subsidiary of Deutsche Bank AG, an international commercial and investment banking group. Deutsche Bank AG is a major banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance. DeAM provides a full range of investment advisory services to retail and institutional clients.

         The following persons are responsible for the day-to-day management of the Portfolio's investments:

- Audrey M. T. Jones, CFA. Ms. Jones is Managing Director, DeAm, and Lead Manager of the Portfolio. She joined DeAm in 1986. Ms. Jones is the portfolio manager with a primary focus on the credit sensitive, communication services, energy, process industries and transportation sectors. She has 30 years of investment industry experience and holds a BBA from Pace University Lubin School of Business.

- Doris R. Klug, CFA. Ms. Klug is Director of DeAm and Co-Manager of the Portfolio. She joined DeAm in 2000. Ms. Klug is the portfolio manager with primary focus on the consumer and capital goods sectors. She served as Vice President of Mutual of America from 1993 to 2000, has 21 years of financial industry experience and holds an MBA from New York University Stern School of Business.

- Bob Grandhi, CFA. Mr. Grandhi is Director of DeAm and Co-Manager of the Portfolio. He joined DeAm in 2001. Mr. Grandhi is the portfolio manager with primary focus on the technology and healthcare sectors. He served as portfolio manager at Monument Funds Group and Daiwa Securities from 2000 to 2001 and 1990 to 2000, respectively. Mr. Grandhi has 25 years of financial industry experience and holds a MS and MBA from Illinois Institute of Technology.

FEES AND EXPENSES

         The tables which follow set forth, separately for Series I and Series II shares, the ratios of expenses to average net assets for each of the Transferor Portfolios and their corresponding Acquiring Portfolios for the fiscal year ended December 31, 2002. The tables also set forth the pro forma expense ratios and expense examples for the shares of the Acquiring Portfolios as if the Reorganization had occurred at the commencement of the fiscal year ended December 31, 2002, based upon the fee arrangements that will be in place upon the consummation of the Reorganization. Since the Reorganization will become effective with respect to each approving Transferor Portfolio only if also approved by the other Transferor Portfolio having the same corresponding Acquiring Portfolio, the pro forma figures and examples are provided for each Acquiring Portfolio as if the Reorganization had occurred with both of its corresponding Transferor Portfolios (row 4 of the tables).

                         ANNUAL FUND OPERATING EXPENSES
                 (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
    TELECOMMUNICATIONS, INTERNET TECHNOLOGIES AND SCIENCE & TECHNOLOGY TRUSTS

                                                                                  OTHER             TOTAL ANNUAL
PORTFOLIO                                 ADVISORY FEE        12B-1 FEE         EXPENSES*(C)     OPERATING EXPENSES
---------                                 ------------        ---------         ------------     ------------------
(1)  Telecommunications Trust
     -- Series I Shares                       0.950%            0.150%             0.410%              1.510%
     -- Series II Shares                      0.950%            0.350%             0.410%              1.710%(A)
(2)  Internet Technologies Trust
     -- Series I Shares                       1.000%            0.150%             0.150%              1.300%
     -- Series II Shares                      1.000%            0.350%             0.150%              1.500%(A)
(3)  Science & Technology Trust(B)
     -- Series I Shares                       0.945%            0.150%             0.075%              1.170%
     -- Series II Shares                      0.945%            0.350%             0.075%              1.370%(A)
(4)  Science & Technology Trust(B)
     (pro-forma (1), (2) and (3))
     -- Series I Shares                       0.945%            0.150%             0.072%              1.167%
     -- Series II Shares                      0.945%            0.350%             0.072%              1.367%(A)

-------------
(4) Assumes combination of Telecommunications and Internet Technologies Trusts with Science & Technology Trust.

                         ANNUAL FUND OPERATING EXPENSES
                  (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)

         MID CAP GROWTH, MID CAP OPPORTUNITIES AND DYNAMIC GROWTH TRUSTS

                                                                                  OTHER             TOTAL ANNUAL
PORTFOLIO                                 ADVISORY FEE        12B-1 FEE         EXPENSES*(B)     OPERATING EXPENSES
---------                                 ------------        ---------         ------------     ------------------
(1)  Mid Cap Growth Trust
     -- Series I Shares                      0.850%             0.150%             0.250%              1.250%
     -- Series II Shares                     0.850%             0.350%             0.250%              1.450%(A)
(2)  Mid Cap Opportunities Trust
     -- Series I Shares                      0.850%             0.150%             0.400%              1.400%
     -- Series II Shares                     0.850%             0.350%             0.400%              1.600%(A)
(3)  Dynamic Growth Trust
     -- Series I Shares                      0.850%             0.150%             0.100%              1.100%
     -- Series II Shares                     0.850%             0.350%             0.100%              1.300%(A)
(4)  Dynamic Growth Trust
     (pro-forma (1), (2) and (3))
     -- Series I Shares                      0.850%             0.150%             0.070%              1.070%
     -- Series II Shares                     0.850%             0.350%             0.070%              1.270%(A)

-------------
(4) Assumes combination of Mid Cap Growth and Mid Cap Opportunities Trusts with Dynamic Growth Trust.

----------------------
*Other Expenses include underlying portfolio expenses, custody fees, registration fees, legal fees, audit fees, trustees' fees, insurance fees and other miscellaneous expenses.

(A) Annualized -- For the period commenced January 28, 2002 (commencement of offering of Series II shares) to December 31, 2002.

(B) The Adviser has voluntarily agreed to waive a portion of its advisory fee for the Science & Technology Trust, Health Sciences Trust, Small Company Value Trust, Blue Chip Growth Trust, and Equity-Income Trust. The fee reduction is based on the combined asset level of all five Portfolios. Once the combined assets exceed specified amounts, the fee reduction is increased. The percentage fee reduction for each asset level is as follows:

                                                       FEE REDUCTION
COMBINED ASSET LEVELS                       (AS A PERCENTAGE OF THE ADVISORY FEE)
First $750 million                                          0.00%
Between $750 million and $1.5 billion                       5.00%
Between $1.5 billion and $3.0 billion                       7.50%
Over $3.0 billion                                          10.00%

The fee reductions are applied to the advisory fees of each of the five Portfolios. Prior to a change in subadviser effective November 25, 2002, the assets of the International Stock Trust were also included in calculating the combined asset level of six portfolios for purposes of determining the fee reduction, and the fee reductions applied to each of the six Portfolios, including the International Stock Trust. This voluntary fee waiver may be terminated at any time by the Adviser. As of December 31, 2002, the fee reduction for the Science & Technology Trust was $95,138. This fee reduction is not included in the above table with respect to the Science & Technology Trust. There is no guarantee that the combined asset level will remain at this amount. If the combined asset level were to decrease to a lower breakpoint, the fee reduction would decrease as well.

(C) For all Portfolios, the Adviser reduces its advisory fee or reimburses the portfolio if the total of all expenses (excluding advisory fees, Rule 12b-1 fees, taxes, portfolio brokerage commissions, interest, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the portfolio's business) exceed certain annual rates. There were no reimbursements with respect to the Transferor Portfolios or Acquiring Portfolios for the year ended December 31, 2002. These voluntary expense reimbursements may be terminated at any time.

EXAMPLES: The following examples are intended to help shareholders compare the costs of investing in the Transferor Portfolios and the Acquiring Portfolios with the costs of investing in other mutual funds. The examples assume that a shareholder invests $10,000 in the particular Portfolio for the time periods indicated and redeems all of the shares at the end of those periods. The examples also assume that a shareholder's investment has a 5% return each year and that each Portfolio's operating expense levels remain the same as those set forth in the corresponding expense tables above. A shareholder's actual costs may be higher or lower than those based on these assumptions.

                              SHAREHOLDER EXPENSES
    TELECOMMUNICATIONS, INTERNET TECHNOLOGIES AND SCIENCE & TECHNOLOGY TRUSTS

PORTFOLIO                                    ONE YEAR       THREE YEARS       FIVE YEARS         TEN YEARS
---------                                    --------       -----------       ----------         ---------
(1)  Telecommunications Trust
     -- Series I Shares                        $154             $477             $824              $1,802
     -- Series II Shares                        174              539              928               2,019
(2)  Internet Technologies Trust
     -- Series I Shares                         132              412              713               1,568
     -- Series II Shares                        153              474              818               1,791
(3)  Science & Technology Trust
     -- Series I Shares                         119              372              644               1,420
     -- Series II Shares                        139              434              750               1,646
(4)  Science & Technology Trust
     (pro-forma (1), (2) and (3))
     -- Series I Shares                         119              371              642               1,417
     -- Series II Shares                        139              433              748               1,643

-------------
(4) Assumes combination of Telecommunications and Internet Technologies Trusts with Science & Technology Trust.

                              SHAREHOLDER EXPENSES
         MID CAP GROWTH, MID CAP OPPORTUNITIES AND DYNAMIC GROWTH TRUSTS

PORTFOLIO                                    ONE YEAR        THREE YEARS      FIVE YEARS         TEN YEARS
---------                                    --------       -----------       ----------         ---------
(1)  Mid Cap Growth Trust
     -- Series I Shares                        $127             $397             $686              $1,511
     -- Series II Shares                        148              459              792               1,735
(2)  Mid Cap Opportunities Trust
     -- Series I Shares                         143              443              766               1,680
     -- Series II Shares                        163              505              871               1,900
(3)  Dynamic Growth Trust
     -- Series I Shares                         112              350              606               1,340
     -- Series II Shares                        132              412              713               1,568
(4)  Dynamic Growth Trust
     (pro-forma (1), (2) and (3))
     -- Series I Shares                         109              340              590               1,306
     -- Series II Shares                        129              403              697               1,534

-------------
(4) Assumes combination of Mid Cap Growth and Mid Cap Opportunities Trusts with Dynamic Growth Trust.

THE EXAMPLES ASSUME REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OR ANNUAL RETURN OF SHARES OF AN ACQUIRING PORTFOLIO; ACTUAL EXPENSES AND ANNUAL RETURN MAY BE GREATER OR LESS THAN THOSE SHOWN. THERE CAN BE NO ASSURANCE that the foregoing pro forma expense ratios would have been the actual expense ratios for the Acquiring Portfolios had the Reorganization been consummated when assumed above, or that such pro forma expense ratios reflect the actual expense ratios that will be incurred by the Acquiring Portfolios if the Reorganization is consummated. The purpose of these tables is to assist shareholders in understanding the expenses an investor in the Portfolios will bear. Please note, however, that the variable contracts issued by Manulife U.S.A. and Manulife New York provide for charges, including sales charges, not reflected in the above tables.

         The expense ratios of the Acquiring Portfolios are lower than those of their corresponding Transferor Portfolios.

PORTFOLIO DESCRIPTIONS: INVESTMENT OBJECTIVES AND STRATEGIES,
RISKS, AND PERFORMANCE

         The investment objectives and policies or strategies and certain risks of each of the Transferor Portfolios and Acquiring Portfolios are set forth in the Portfolio descriptions below, together with performance information for each of the Portfolios.

         INVESTMENT OBJECTIVES AND STRATEGIES. Each Transferor Portfolio and Acquiring Portfolio has a stated investment objective which it pursues through separate investment strategies or policies. There are certain differences in the investment objectives and strategies of the Portfolios which are discussed below and that should be considered. The differences in objectives and policies among the Portfolios can be expected to affect the return of each Portfolio and the degree of market and financial risk to which each Portfolio is subject. There can be no assurance that any Portfolio will achieve its investment objective.

         The investment objective of each Acquiring Portfolio represents a fundamental policy of each such Acquiring Portfolio and may not be changed without the approval of the holders of a Majority of the Outstanding Voting Securities of the Acquiring Portfolio. Except for certain investment restrictions, the policies by which an Acquiring Portfolio seeks to achieve its investment objective may be changed by the Board without the approval of shareholders.

         Temporary Defensive Investing. Except as otherwise stated below in the description of a particular Portfolio, during unusual or unsettled market conditions, for purposes of meeting redemption requests, or pending investment of its assets, each of the Transferor Portfolios and Acquiring Portfolios may invest all or a portion of its assets in cash and securities that are highly liquid, including (a) high quality money market instruments such as short-term U.S. government obligations, commercial paper, repurchase agreements or other cash equivalents and (b) securities of other investment companies that are money market funds. In the case of Portfolios investing extensively in foreign securities, these investments may be denominated in either U.S. or non-U.S. dollars and may include debt of foreign corporations and governments and debt of supranational organizations. To the extent a Portfolio is in a defensive position, its ability to achieve its investment objective will be limited.

         Use of Hedging and Other Strategic Transactions. Except as otherwise stated below in the description of a particular Portfolio, each of the Transferor Portfolios and Acquiring Portfolios is authorized to use all of the various investment strategies referred to under "Additional Information About Investment Policies and Techniques and Risk Factors -- Hedging and Other Strategic Transactions."

         More complete descriptions of the securities and certain instruments in which the Transferor Portfolios and the Acquiring Portfolios may invest and of the options, futures, currency and other derivative transactions that certain such Portfolios may engage in are set forth in the Statement of Additional Information. A more complete description of the debt security ratings used by the Trust assigned by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("Standard & Poor's") is included in the Appendix to this Prospectus/Proxy Statement.

         RISKS OF INVESTING IN EACH PORTFOLIO. Certain risks of investing in each of the Transferor and

Acquiring Portfolios are set forth in the Portfolio descriptions. If these risks materialize, an investor could lose money in the Portfolio. The risks of investing in the following types of securities are more fully described below under "Additional Information About Investment Policies and Techniques and Risk Factors -- Risks of Investing in Certain Types of Securities."

         - Equity Securities                           - Foreign Securities

         - Fixed Income Securities                     - Investment Company
                                                       Securities

         - Investment Grade Fixed Income Securities    - Stripped Securities

         in the Lowest Rating Category                 - Mortgage-Backed and
                                                       Asset-Backed Securities

         - Lower Rated Fixed Income Securities         - Industry or Sector

         - Small and Medium Size Companies             Investing

         PERFORMANCE INFORMATION. Each Portfolio description contains a bar chart and a performance table which provide some indication of the risks of investing in that Portfolio.

         Bar Chart. The bar chart shows changes in the performance of Series I shares of each Portfolio from the inception date of the Portfolio. The performance of Series II shares would be lower because Series II shares are subject to higher 12b-1 fees than Series I shares.

         Performance Table. The table compares each Portfolio's one, five and ten year (or, if less, since inception) average annual returns as of December 31, 2002 for both Series I Shares and Series II shares to those of a broad measure, and in some cases to an index, of market performance. If the period since inception of the Portfolio is less than one year, the performance shown will be the actual total return rather than an annualized total return.

         Performance information in the Bar Chart and the Performance Table reflects all fees charged to each Portfolio such as advisory fees and all Portfolio expenses. None of the Portfolios charges a sales load or a surrender fee. The performance information does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower.

    PORTFOLIO DESCRIPTIONS OF TELECOMMUNICATIONS TRUST, INTERNET TECHNOLOGIES
                      TRUST AND SCIENCE & TECHNOLOGY TRUST

         TELECOMMUNICATIONS TRUST. The investment objective of the Telecommunications Trust is to seek capital appreciation by investing primarily in equity securities of companies that design, develop, manufacture, distribute or sell communications services or equipment and companies that supply equipment or services to such companies (the "telecommunications sector"). A secondary objective is to earn income.

         The Telecommunications Trust invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies engaged in the design, development, manufacture, distribution or sale of communications services and equipment and companies that are involved in supplying equipment or services to such companies (collectively referred to as the "telecommunications sector").

         The subadviser considers a company to be in the telecommunications sector if at least 50% of its gross income or net sales comes from activities in the sector, at least 50% of its assets are devoted to producing revenues from the sector, or the subadviser determines, based on other available information, that its primary business is within the sector.

         Normally, the Portfolio will invest primarily in companies located in three different countries, although U.S. issuers will often dominate the Portfolio. It may also invest in companies outside the telecommunications sector and in securities other than equity securities, including financial instruments such as ADRs and repurchase agreements.

         The subadviser uses a bottom-up investment approach, focusing on company fundamentals and growth prospects. It selects stocks based on projected total return for individual companies, while also analyzing country specific factors that might affect stock performance or influence company valuation. The Portfolio's investments emphasize strongly managed market leaders, with a lesser weighting on smaller, faster growing companies that offer new products or services and/or are increasing their market share.

         The Portfolio may invest any portion of its assets in foreign securities, (including emerging market securities) and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date.

         The Telecommunications Trust may also invest to a limited extent in:
(a) fixed income securities, (b) lower rated fixed income securities (commonly known as "junk bonds"), (c) U.S. Government Securities, (d) illiquid securities,
(e) ADRs, (f) repurchase agreements and (g) securities issued by other investment companies. These investment techniques and practices are described further below under "Additional Information About Investment Policies and Techniques and Risk Factors -- Risks of Investing in Certain Types of Securities" and in the Statement of Additional Information.

         The Portfolio may engage in active and frequent trading to achieve its principal investment strategies which will increase transaction costs.

         Principal Risks. The Portfolio invests primarily in equity securities and may invest in foreign securities and fixed-income securities, including lower rated fixed-income securities. In addition, the Portfolio is subject to the risks of industry or sector investing since it concentrates its investments in securities of companies engaged in the telecommunications sector, a comparatively narrow segment of the economy. The risks of investing in these types of securities and of industry or sector investing are set forth below under "Additional Information About Investment Policies and Techniques and Risk Factors -- Risks of Investing in Certain Types of Securities." The Portfolio also invests extensively in the securities of companies which the subadviser believes are poised for growth. The price of such securities in certain economic, political or market conditions may fall to a greater extent than a decline in the overall equity markets (e.g., as represented by the Standard and Poor's Composite 500 Index).

         Performance (A) (B)

         The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any Portfolio is not necessarily an indication of how a Portfolio will perform in the future.

         The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 19.79% (for the quarter ended 12/31/2001) and the lowest return was -37.31% (for the quarter ended 9/30/2001).

[INSERT BAR CHART]

2002       -47.67%

                                            ONE      LIFE OF   DATE FIRST
                                            YEAR    PORTFOLIO  AVAILABLE
Telecommunications Trust-Series I         -47.67%   -48.30%    04/30/2001
Telecommunications Trust-Series II                  -44.58%
Lipper Telecommunications Avg. Funds      -41.96%   -40.64%
Classification (A)

(A) The return of the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the Portfolio since information for the index is only provided as of month end.

(B) Series II shares were first offered January 28, 2002. Series II performance will be lower than the Series I performance due to a higher 12b-1 fee.

         INTERNET TECHNOLOGIES TRUST. The investment objective of the Internet Technologies Trust is to seek long-term capital appreciation by investing primarily in equity securities of companies positioned to benefit from the growth of the Internet.

         Under normal market conditions, the Internet Technologies Trust will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies that fall into three basic categories: (1) "pure plays" -- companies whose core business models are focused exclusively on the Internet; (2) "builders" -- companies that provide the innovative hardware, services and software components which enable the advancement or facilitate the usage of the Internet; and (3) "beneficiaries" -- companies across a broad range of industries and sectors that utilize the internet to enhance their business models.

         There is no limit on the market capitalization of the companies the Portfolio may invest in or on the length of operating history for the companies. The Portfolio may invest without limit in initial public offerings. The Portfolio may also invest in foreign securities and purchase and sell options on securities, stock market indices or futures. Foreign securities include investments in non-U.S. dollar-denominated securities traded outside of the United States and dollar-denominated securities of foreign issuers traded in the United States. Foreign securities also include investments such as American Depository Receipts ("ADRs") which are U.S. dollar-denominated receipts representing shares of foreign-based corporations. ADRs are issued by U.S. banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares.

         Principal Risks. The Portfolio invests primarily in equity securities of Internet-related companies, including those of small companies, and may invest in foreign securities. In addition, the Portfolio is subject to the risks of industry or sector investing since it invests primarily in companies engaged in Internet and Internet-related activities. The risks of investing in these types of securities and of industry or sector investing are set forth below under "Additional Information About Investment Policies and Techniques and Risk Factors -- Risks of Investing in Certain Types of Securities."

         Performance (A) (B)

         The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any Portfolio is not necessarily an indication of how a Portfolio will perform in the future.

         The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 36.82% (for the quarter ended 12/31/2001) and the lowest return was -46.42% (for the quarter ended 9/30/2001).

[INSERT BAR CHART]

2001        -46.1%
2002        -37.20%

                                             ONE      LIFE OF    DATE FIRST
                                             YEAR    PORTFOLIO   AVAILABLE
Internet Technologies Trust-Series I       -37.20%   -46.29%     05/01/2000
Internet Technologies Trust-Series II                -36.87%
AMEX Inter@ctive Week Internet Index (A)   -43.41%   -49.30%

(A) The return of the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the Portfolio since information for the index is only provided as of month end.

(B) Series II shares were first offered January 28, 2002. Series II performance will be lower than the Series I performance due to a higher 12b-1 fee.

         SCIENCE & TECHNOLOGY TRUST. The investment objective of the Science & Technology Trust is to seek long-term growth of capital by investing primarily in common stocks of science and technology companies. Current income is incidental to the Portfolio's objective.

         The Science & Technology Trust invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of companies expected to benefit from the development, advancement, and use of science and technology. Industries likely to be represented in the Portfolio include: computers including hardware, software and electronic components; telecommunications; media and information services; environmental services; life sciences and health care, including pharmaceuticals, medical devices, and biotechnology; chemicals and synthetic materials; and defense and aerospace

         The Portfolio may also invest in companies that are expected to benefit from technological advances even if they are not directly involved in research and development.

         Most of the Portfolio's assets are invested in U.S. common stocks. However, the Portfolio may also purchase other types of securities, for example,
(i) U.S. and non U.S. dollar denominated foreign securities, (ii) convertible stocks and bonds, and (iii) warrants.

         The selection of investments for the Portfolio reflects a growth approach based on an assessment of a company's fundamental prospects, rather than on a company's size. As a result, Portfolio holdings can range from securities of small companies developing new technologies to securities of blue chip firms with established track records of developing and marketing technological advances.

         The Portfolio holds a certain portion of its assets in money market reserves which can consist of shares of the T. Rowe Price Reserve Investment Fund (or any other internal T. Rowe Price money market fund) as well as U.S. and foreign dollar-denominated money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less.

         Hedging and Other Strategic Transactions. The Science & Technology Trust may also engage in a variety of investment practices, such as buying and selling futures and options. The Portfolio may invest up to 10% of its total assets in hybrid instruments. Hybrid instruments are a type of high-risk derivative which can combine the characteristics of securities, futures and options.

         In pursuing its investment objective, the Portfolio's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the portfolio's management believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

         Principal Risks. The Portfolio is subject to the risks of industry or sector investing since it invests primarily in science and technology sectors, including Internet-related investments. The Portfolio invests extensively in equity securities, including securities of small or unseasoned companies (less than 3 years operating experience) and newly public companies. The Portfolio may also invest up to 30% of its assets in foreign securities. The risks of investing in these types of securities and of industry or sector investing are set forth below under "Additional Information About Investment Policies and Techniques and Risk Factors -- Risks of Investing in Certain Types of Securities."

         Performance (A) (B) (C) (D)

         The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any Portfolio is not necessarily an indication of how a Portfolio will perform in the future.

         The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 47.10% (for the quarter ended 12/31/1998) and the lowest return was -40.43% (for the quarter ended 9/30/2001).

[INSERT BAR CHART]

1997       10.7%
1998       43.3 %
1999       99.5 %
2000     - 34.1 %
2001     - 41.3 %
2002     - 40.76%

                                                             ONE       FIVE     LIFE OF    DATE FIRST
                                                             YEAR      YEARS   PORTFOLIO   AVAILABLE
Science & Technology Trust Series I                          -40.76%   -8.08%    -5.19 %   01/01/1997
Science & Technology Trust Series II                                             -39.81%
Lipper Science and Technology Avg. Funds Classification (A)  -42.70%   -2.54%    -0.21 %

(A) The return of the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the Portfolio since information for the index is only provided as of month end.

(B) Since June 1, 2000, a portion of the Science & Technology Trust expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.

(C) Series II shares were first offered January 28, 2002. Series II performance will be lower than the Series I performance due to a higher 12b-1 fee.

(D) As of January 16, 2002, Michael Sola took over management responsibilities of the T. Rowe Price Science & Technology Trust.

  DIFFERENCES AMONG THE TELECOMMUNICATIONS, INTERNET TECHNOLOGIES AND SCIENCE &
                               TECHNOLOGY TRUSTS

         The following chart, which highlights certain differences between the investment objectives and strategies of the Acquiring Portfolio and the Transferor Portfolios, is qualified by reference to the more detailed Portfolio descriptions above.

                            TRANSFEROR PORTFOLIOS                                       ACQUIRING PORTFOLIO
       TELECOMMUNICATIONS TRUST              INTERNET TECHNOLOGIES TRUST            SCIENCE & Technology Trust
-------------------------------------   -------------------------------------   --------------------------------------
Investment Objective:                   Investment Objective:                   Investment Objective:
Seeks capital appreciation.             Seeks long-term capital appreciation.   Seeks long-term growth of capital.

Secondary Objective:                    Secondary Objective:                    Secondary Objective:
A secondary objective is to earn        None.                                   Current income is incidental to the
income.                                                                         investment objective.

Principal Strategy:                     Principal Strategy:                     Principal Strategy:
Normally invests 80% of assets in       Normally invests 80% of assets in       Normally invests 80% of assets in

telecommunication sector.               Internet-related companies.             industries expected to benefit from
                                                                                advances in or use of science and
                                                                                technology, including Internet-related
                                                                                industries, telecommunications, media
                                                                                and information service, health care,
                                                                                defense and aerospace.

Other Strategies:                       Other Strategies:                       Other Strategies:
Normally invests in at least three      Authorized to invest in foreign         Most assets invested in U.S.
different countries (including U.S.),   securities.                             companies, but authorized to invest
but authorized to invest up to 100%                                             up to 30?% of asset in foreign
of assets in foreign securities         Authorized to invest without limit      securities.
(including emerging market              in initial public offerings.
securities).                                                                    Invests in small or unseasoned
                                                                                companies
May engage in active and frequent
trading, which increases transaction                                            Authorized to invest up to 10% of
costs.                                                                          assets in hybrid instruments
-------------------------------------   -------------------------------------   --------------------------------------

COMMENT: The three Portfolios have substantially similar investment objectives of capital appreciation, long-term capital appreciation or long-term growth of capital. Income is a secondary objective for only the Telecommunications Trust. The Science & Technology Trust is more diversified than the Telecommunications Trust and the Internet Technologies Trust since in invests in a number of industries or sectors in addition to those in which the Telecommunications Trust and Internet Technologies Trust invest. The Science & Technology Trust invests principally in U.S. companies, while the Telecommunications Trust may invest all of its assets in securities of foreign companies.
--------------------------------------------------------------------------------

                            PORTFOLIO DESCRIPTIONS OF
   MID CAP GROWTH TRUST, MID CAP OPPORTUNITIES TRUST AND DYNAMIC GROWTH TRUST

         MID CAP GROWTH TRUST. The investment objective of the Mid Cap Growth Trust is to seek capital appreciation by investing primarily in common stocks of mid-sized companies -- those with market capitalizations between $2.5 billion and $15 billion at the time of purchase.

         The Mid Cap Growth Trust invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of mid-sized companies. The subadviser defines mid-sized companies as companies that are included in the Russell Mid-Cap Index at the time of purchase, or if not included in that Index, have market capitalizations of between $2.5 billion and $15 billion at the time of purchase. The scope of the Index varies with market performance of the companies in the Index.

         The Portfolio may also invest in other types of securities, including preferred stocks, convertible securities and bonds, and in the securities of smaller companies. The Portfolio's core investments are securities of established companies that the subadviser believes are leaders in attractive growth markets and have a history of strong returns. The remainder of the Portfolio's assets are invested in securities of companies that show accelerating growth driven by product cycles, favorable industry or sector conditions and other factors that the subadviser believes will lead to rapid sales or earnings growth.

         The subadviser uses a bottom-up investment style in managing the Mid Cap Growth Trust, focusing on analysis of company fundamentals and growth prospects. In addition, the Portfolio's strategy relies on many short-term factors, including current information about a company, investor interest, price movements of a company's securities and general market and monetary conditions.

         The Mid Cap Growth Trust may invest up to 25% of its assets in foreign securities (including emerging market securities) and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date. Securities of Canadian issuers and ADRs are not subject to this percentage limitation.

         The Mid Cap Growth Trust may also invest to a limited extent in: (a) fixed income securities, (b) lower rated fixed income securities (commonly known as "junk bonds"), (c) U.S. Government Securities, (d) illiquid securities, (e) ADRs, (f) repurchase agreements and (g) securities of other investment companies. These investment techniques and practices are described further under "Additional Information About Investment Policies and Transactions and Risks -- Risks of Investing in Certain Types of Securities."

         The Mid Cap Growth Trust may engage in active and frequent trading to achieve its principal investment strategies which will increase transaction costs.

         Principal Risks. The Portfolio invests primarily in equity securities and may invest in foreign securities (including emerging market securities) and fixed-income securities (including investment grade fixed-income securities in the lowest rating category). The risks of investing in these types of securities are set forth below under "Additional Information About Investment Policies and Techniques and Risk Factors -- Risks of Investing in Certain Types of Securities."

         Performance (A) (B)

         The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any Portfolio is not necessarily an indication of how a Portfolio will perform in the future.

         The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 28.62% (for the quarter ended 12/31/2001) and the lowest return was -32.89% (for the quarter ended 9/30/2001).

[INSERT BAR CHART]

2002     -30.37%

                                            ONE      LIFE OF    DATE FIRST
                                            YEAR    PORTFOLIO   AVAILABLE
Mid Cap Growth Trust-Series I             -30.37%    -27.58%    04/30/2001
Mid Cap Growth Trust-Series II                       -29.66%
Russell Midcap Growth Index (A)           -27.41%    -21.84%

(A) The return of the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the Portfolio since information for the index is only provided as of month end.

(B) Series II shares were first offered January 28, 2002. Series II performance will be lower than the Series I performance due to a higher 12b-1 fee.

         MID CAP OPPORTUNITIES TRUST. The investment objective of the Mid Cap Opportunities Trust is to seek capital appreciation by investing under normal market conditions primarily in common stocks and other equity securities of U.S. mid-size companies, with a focus on growth stocks.

         The Mid Cap Opportunities Trust invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks and other equity securities of U.S. mid-size companies. The subadviser intends to focus on growth stocks. "Growth stocks" are stocks issued by companies believed by the subadviser to be fast-growing and likely to increase earnings over time.

         In selecting growth stocks, the subadviser considers, among other factors, a company's financial strength, competitive position in the industry, projected future earnings, cash flows and dividends.

         The Mid Cap Opportunities Trust may invest in foreign securities (including emerging market securities) and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date.

         The Mid Cap Opportunities Trust may also invest to a limited extent in:
(a) fixed income securities, (b) lower rated fixed income securities (commonly known as "junk bonds"), (c) U.S. Government Securities, (d) floating rate and variable rate demand notes, (e) zero coupon bonds and PIK bonds, (f) hybrid instruments, and (g) futures contracts, forward contracts, swaps and related options. These investment techniques and practices are described further under "Additional Information About Investment Policies and Techniques and Risks -- Risks of Investing in Certain Types of Securities."

         The Mid Cap Opportunities Trust may engage in active and frequent trading to achieve its principal investment strategies which will increase transaction costs.

         Temporary Defensive Investing. To meet redemption requests or pending investment of its assets or during unusual market conditions, the Mid Cap Opportunities Trust may invest primarily in debt securities, preferred stocks, U.S. Government and agency obligations, cash, money market instruments (including repurchase agreements) or any other securities considered by the subadviser to be consistent with defensive strategies. When the Portfolio is in a defensive position or awaiting investment of its assets, the ability to achieve its investment objective will be limited.

         Principal Risks. The Portfolio invests primarily in equity securities, including equity securities of small and medium-sized companies, and may invest in foreign securities (including emerging market securities). The risks of investing in these types of securities are set forth below under "Additional Information About Investment Policies and Techniques and Risk Factors -- Risks of Investing in Certain Types of Securities."

         Performance (A) (B)

         The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any Portfolio is not necessarily an indication of how a Portfolio will perform in the future.

         The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 25.18% (for the quarter ended 12/31/2001) and the lowest return was -30.83% (for the quarter ended 9/30/2001).

[INSERT BAR CHART]

2002     -30.22%

                                           ONE      LIFE OF     DATE FIRST
                                           YEAR     PORTFOLIO   AVAILABLE
Mid Cap Opportunities Trust-Series I      -30.22%    -26.98%    04/30/2001
Mid Cap Opportunities Trust-Series II                -28.14%
Russell Midcap Growth Index (A)           -27.41%    -21.84%

(A) The return of the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the Portfolio since information for the index is only provided as of month end.

(B) Series II shares were first offered January 28, 2002. Series II performance will be lower than the Series I performance due to a higher 12b-1 fee.

         DYNAMIC GROWTH TRUST. The investment objective of the Dynamic Growth Trust is to seek long-term growth of capital by investing primarily in the stocks and other equity securities of medium-sized U.S. companies.

         Under normal circumstances, the Portfolio invests the majority of its assets in the stock and other securities with equity characteristics of U.S. companies with market capitalizations, at the time of purchase, within the market capitalization range of the S&P Mid-Cap 400 Index. The subadviser believes these companies contain the greatest concentration of businesses with significant growth prospects.

         The subadviser focuses on individual security selection rather than industry selection. It uses an active process which combines financial analysis with company visits to evaluate management and strategies.

         The Portfolio may invest in convertible securities when it is more advantageous than investing in a company's common stock. The Portfolio may also invest up to 20% of its assets in stocks and other securities of companies based outside the U.S. Under normal conditions this tactic will not comprise a major element of its strategy.

         Company research lies at the heart of the subadviser's investment process. The subadviser uses a "bottom-up" approach to picking securities. This approach focuses on individual stock selection rather than industry selection. The subadviser:

     - focuses on undervalued stocks with fast-growing earnings and superior near-to-intermediate term performance potential.

     - emphasizes individual selection of medium-sized stocks across all economic sectors, early in their growth cycles and with the potential to be the blue chips of the future.

     - generally seeks companies with leading or dominant position in their niche markets, a high rate of return on invested capital and the ability to finance a major part of future growth from internal sources.

     - screens within the market capitalization range of the S&P Mid-Cap 400 Index for medium-sized companies with growth and profitability.

         Temporary Defensive Position. The Portfolio may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or stock market events. The subadviser may invest up to 100% of the Portfolio's assets in the common stock of larger companies, in fixed-income securities, or short-term money market securities. To the extent the subadviser adopts such a position and over the course of its duration, the Portfolio may not meet its goal of long-term capital growth.

         Principal Risks. The Portfolio invests primarily in equity securities, including equity securities of small companies, and may invest in foreign securities and Internet-related securities. In addition, the Portfolio is non-diversified. The risks of investing in such securities, and the definition of a non-diversified portfolio and the risks associated with such a portfolio, are set forth below under "Additional Information About Investment Policies and Techniques and Risk Factors -- Risks of Investing in Certain Types of Securities."

         Performance (A) (B)(C)

         The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

         The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 14.15% (for the quarter ended 12/31/2001) and the lowest return was -32.20% (for the quarter ended 12/31/2000).

[INSERT BAR CHART]

2001      -40.2%
2002      -28.36%

                                  ONE       LIFE OF     DATE FIRST
                                  YEAR     PORTFOLIO    AVAILABLE
Dynamic Growth Trust-Series I    -28.36%    -38.50%     05/01/2000
Dynamic Growth Trust-Series II              -22.73%
Russell Midcap Growth Index (A)  -27.41%    -24.79%

(A) The return of the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the Portfolio since information for the index is only provided as of month end.

(B) Series II shares were first offered January 28, 2002. Series II performance will be lower than the Series I performance due to a higher 12b-1 fee.

(C) DeAM became the subadviser to the Dynamic Growth Trust effective November 25, 2002.

 DIFFERENCES AMONG THE MID CAP GROWTH, MID CAP OPPORTUNITIES AND DYNAMIC GROWTH
                                     TRUSTS

         The following chart, which highlights certain differences between the investment objectives and strategies of the Acquiring Portfolio and the Transferor Portfolios, is qualified by reference to the more detailed Portfolio descriptions above.

                              TRANSFEROR PORTFOLIOS                                        ACQUIRING PORTFOLIO
          MID CAP GROWTH TRUST                  MID CAP OPPORTUNITIES TRUST                DYNAMIC GROWTH TRUST
----------------------------------------   --------------------------------------  -------------------------------------
Investment Objective:                      Investment Objective:                   Investment Objective:
Seeks capital appreciation.                Seeks capital appreciation.             Seeks long-term growth of capital.

Principal Strategy:                        Principal Strategy:                     Principal Strategy:
Normally invests 80% of assets in          Normally invests 80% of assets in       Normally invests majority of its
mid-sized companies (companies included    U.S. mid-sized companies.               assets in stock and other equity
in Russell Mid-Cap Index or having                                                 securities of U.S. companies having
capitalizations of between $2.5 billion                                            capitalizations within the range of
and $15 billion).                                                                  the S&P Mid Cap 400 Index.

Other Strategies:                          Other Strategies:                       Other Strategies:
Authorized to invest up to 25% of assets   Authorized to invest in foreign         Authorized to invest up to 20% of
in foreign securities (including           securities (including emerging market   its assets in companies based
emerging market securities).               securities).                            outside the U.S.

May engage in active and frequent          May engage in active and frequent       May invest in convertible
trading, increasing transaction costs.     trading, increasing transaction costs.  securities.

----------------------------------------   --------------------------------------  -------------------------------------

COMMENT: The three Portfolios have substantially similar investment objectives of seeking capital appreciation or long-term growth of capital by investing in mid-sized companies. While each of the Portfolios may invest in foreign securities, the Dynamic Growth Trust may invest up to 20% of its assets in foreign securities compared to 25% of assets for the Mid Cap Growth Trust.

MULTIPLE CLASSES OF SHARES

         The Trust issues two classes of shares, Series I shares (formerly referred to as Class A shares) and Series II shares (formerly referred to as Class B shares), for each of the Transferor Portfolios and Acquiring Portfolios. Series I shares and Series II shares are the same except for differences in class expenses, including different Rule 12b-1 fees, and voting rights. All shares of each Portfolio have equal voting rights and are voted in the aggregate, and not by class, except that shares of each class have exclusive voting rights on any matter submitted to shareholders that relates solely to the arrangement of that class and have separate voting rights when any matter is submitted to shareholders in which the interests of one class differ from the interests of any other class or when voting by class is otherwise required by law.

RULE 12B-1 FEES

         The Trust has adopted a Distribution Plan under Rule 12b-1 under the 1940 Act for each of the Series I shares and Series II shares of each of the Transferor Portfolios and Acquiring Portfolios. Series I shares of each Portfolio are subject to a Rule 12b-1 fee of up to .15% of Series I share average daily net assets. Series II shares of each Portfolio are subject to a Rule 12b-1 fee of up to .35% of Series II share average daily net assets. The Rule 12b-1 fees are paid to the Trust's Distributor, Manulife Financial Securities LLC (the "Distributor"). To the extent consistent with applicable laws, regulations and rules, the Distributor may use Rule 12b-1 fees: (i) for any expenses relating to the distribution of the shares of the class; (ii) for any expenses relating to shareholder or administrative services for holders of the shares of the class (or owners of contracts funded in insurance company separate accounts that invest in the shares of the class) and (iii) for the payment of "service fees" that come within Rule 2830(d)(5) of the Rules of Fair Practice of the National Association of Securities Dealers, Inc. ("NASD"). Without limiting the foregoing, the Distributor may pay all or part of the Rule 12b-1 fees from a Portfolio to one or more affiliated and unaffiliated insurance companies that have issued variable insurance contracts for which the Portfolio serves as an investment vehicle as compensation for providing some or all of the types of services described in the preceding sentence; this provision, however, does not obligate the Distributor to make any payments of Rule 12b-1 fees and does not limit the use that the Distributor may make of the Rule 12b-1 fees it receives. Currently, all such payments are made to insurance companies affiliated with the Adviser and the Distributor. However, payments may be made to nonaffiliated insurance companies in the future.

         Rule 12b-1 fees are paid out of a Portfolio's assets on an ongoing basis. Therefore, these fees will increase the cost of an investment in a Portfolio and may, over time, be greater than other types of sales charges.

DIVIDENDS AND DISTRIBUTIONS

         The dividends and distributions procedures with respect to the Transferor Portfolios are identical to those with respect to the corresponding Acquiring Portfolios. The Trust intends to declare as dividends substantially all of the net investment income, if any, of each of the Acquiring Portfolios. Dividends from the net investment income and the net capital gain, if any, for each Acquiring Portfolio will be declared not less frequently than annually and reinvested in additional full and fractional shares of that Portfolio or paid in cash.

PURCHASE AND REDEMPTION OF SHARES

         The purchase and redemption procedures with respect to the Transferor Portfolios are identical to those with respect to the corresponding Acquiring Portfolios. Shares of each Portfolio of the Trust are offered continuously, without sales charge, at a price equal to their net asset value. Shares of each Portfolio of the Trust are sold and redeemed at their net asset value next computed after a purchase payment or redemption request is received by the shareholder from the contract owner or after any other purchase or redemption order is received by the Trust. Depending upon the net asset value at that time, the amount paid upon redemption may be more or less than the cost of the shares redeemed. Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption. However, the Trust may suspend the right of redemption or postpone the date of payment beyond seven days during any period when: (i) trading on the New York Stock Exchange is restricted, as determined by the SEC, or such Exchange is closed for other than weekends and holidays; (ii) an emergency exists, as determined by the SEC, as a result of which disposal by the Trust of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Trust fairly to determine the value of its net assets; or
(iii) the SEC by order so permits for the protection of security holders of the Trust.

         Calculation of Net Asset Value. The net asset value of the shares of each of the Transferor Portfolios and Acquiring Portfolios is determined once daily as of the close of day-time trading of the New York Stock Exchange, Monday through Friday, except that no determination is required on: (i) days on which changes in the value of such Portfolio's portfolio securities will not materially affect the current net asset value of the shares of the Portfolio,
(ii) days during which no shares of such Portfolio are tendered for redemption and no order to purchase or sell such shares is received by the Trust, or (iii) the following business holidays or the days on which such holidays are observed by the New York Stock Exchange: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         The net asset values per share of all such Portfolios are computed by:
(i) adding the sum of the value of the securities held by each Portfolio plus any cash or other assets it holds, (ii) subtracting all its liabilities, and
(iii) dividing the result by the total number of shares outstanding of that Portfolio at such time.

         Securities held by each of the Portfolios, except money market instruments with remaining maturities of 60 days or less, are valued at their market value if market quotations are readily available. Otherwise, such securities are valued at fair value as determined in good faith by the Trustees or their designee although the actual calculations may be made by persons acting pursuant to the direction of the Trustees. All money market instruments with a remaining maturity of 60 days or less held by the Portfolios are valued on an amortized cost basis.

         Generally, trading (i) in non-U.S. securities, (ii) U.S. Government Securities and (iii) money market instruments is substantially completed each day at various times prior to the close of trading of the New York Stock Exchange. The values of such securities used in computing the net asset value of a Portfolio's shares are generally determined as of such times. Occasionally, events which affect the values of such securities may occur between the times at which they are generally determined and the close of the New York Stock Exchange and would therefore not be reflected in the computation of a Portfolio's net asset value. In such event, these securities will then be valued at their fair value as determined in good faith by the Trustees or their designee. Fair value pricing in these circumstances will help ensure that shareholders buying and selling shares on this date receive a price that accurately reflects the value of the securities as of the close of the New York Stock Exchange as opposed to a price that reflects values of securities which are no longer accurate. Fair value pricing in these circumstances will also help ensure that aggressive traders are not able to purchase shares of a Portfolio at a deflated price that reflects stale security valuations and then immediately sell these shares at a gain.

FEDERAL INCOME TAX CONSEQUENCES

         The Trust will have received an opinion from Jorden Burt LLP, tax counsel to the Trust in connection with the Reorganization, to the effect that, based upon certain facts, assumptions and representations, the Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). If the Reorganization constitutes a tax-free reorganization, no gain or loss will be recognized by the Transferor Portfolios or the Acquiring Portfolios or the shareholders of the Transferor Portfolios as a result of the Reorganization. See "Information About the Reorganization -- Federal Income Tax Consequences."

                      INFORMATION ABOUT THE REORGANIZATION

AGREEMENT AND PLAN OF REORGANIZATION

         The following summary of the Plan is qualified in its entirety by reference to the form of the Plan attached to this Prospectus/Proxy Statement as Exhibit A. The Plan provides that each Acquiring Portfolio will acquire all of the assets, subject to all of the liabilities, of each of its corresponding Transferor Portfolios in exchange for shares of such Acquiring Portfolio. Subject to the satisfaction of the conditions described below, such acquisitions will take place after the close of business on May 2, 2003 (the "Exchange Date"), or on such later date as may be determined by the Trust. The Reorganization will become effective as to each Transferor Portfolio approving the Plan only if the other Transferor Portfolio having the same corresponding Acquiring Portfolio also approves the Plan. The net asset value per share of the Series I and Series II shares of each Acquiring Portfolio and each Transferor Portfolio will be determined by dividing each Portfolio's assets, less liabilities, attributable to each share class, by the total number of its outstanding shares of each class. The assets of each Portfolio will be valued in accordance with the valuation practices of that Portfolio. See "Summary -- Purchase and Redemption of Shares (Calculation of Net Asset Value)" above.

         The number of full and fractional shares of an Acquiring Portfolio received by a shareholder of a corresponding Transferor Portfolio will be equal in value to the value of that shareholder's shares of the corresponding Transferor Portfolio as of the close of regularly scheduled trading on the New York Stock Exchange on the Exchange Date. As of the Effective Time of the Reorganization, each Transferor Portfolio will liquidate and distribute pro rata to its shareholders of record as of the close of regularly scheduled trading on the New York Stock Exchange on the Exchange Date the shares of the corresponding Acquiring Portfolio received by that Transferor Portfolio in the Reorganization. The holders of Series I and Series II shares of each Transferor Portfolio will receive, respectively, Series I and Series II shares of the corresponding Acquiring Portfolio. Such liquidation and distribution will be accomplished by the establishment of accounts on the share records of the Acquiring Portfolios in the names of the shareholders of the corresponding Transferor Portfolios, each account representing the respective pro rata number of shares of such Acquiring Portfolio due the shareholder. After such distribution, the Trust will take all necessary steps under Massachusetts law, the Trust's Declaration of Trust and any other applicable law to effect a complete dissolution of each Transferor Portfolio.

         The Board has determined, with respect to the Transferor Portfolios and the Acquiring Portfolios, that the interests of shareholders and of contractholders whose contract values are invested in shares of such Portfolios will not be diluted as a result of the Reorganization and that participation in the Reorganization is in the best interests of such Portfolios and such shareholders and contractholders.

         Certain of the existing investment limitations of the Transferor Portfolios that require shareholder approval for amendment prohibit each Transferor Portfolio from engaging in activities such as investing more than a stated percentage of its assets in an issuer's securities. By approving the Plan, the shareholders of the Transferor Portfolios will be deemed to have agreed to waive any such limitations solely insofar as they might be deemed to apply to the Reorganization.

         The consummation of the Reorganization is subject to the conditions set forth in the Plan, including that the affirmative vote of the holders of at least a Majority of the Outstanding Voting Securities of each Transferor Portfolio entitled to vote approve the Reorganization. The Plan may be terminated and the Reorganization abandoned at any time prior to the Effective Time of the Reorganization, before or after approval by the shareholders of the Transferor Portfolios, by the Trust on behalf of any or all of the Transferor Portfolios and the Acquiring Portfolios if (i) any material condition or covenant set forth in the Plan has not been fulfilled or waived by the Trust on behalf of the party entitled to its benefits, or (ii) there has been a material breach or default by the other party or (iii) the Board determines that proceeding with the Reorganization is not in the best interests of any or all of the Transferor Portfolios or the Acquiring Portfolios or their respective shareholders or contractholders, or (iv) for any other reason. The Plan provides that Trust on behalf of any of the Transferor Portfolios or the Acquiring Portfolios may waive compliance with any of the covenants or conditions made therein for the benefit of any such Portfolio, except for certain conditions regarding the receipt of regulatory approvals.

         The expenses of the Reorganization (other than registration fees payable for the registration of shares of the Acquiring Portfolios in connection with the Reorganization, which will be payable by such Acquiring Portfolios), including the cost of any proxy soliciting agent that may be retained, will be borne by the Transferor Portfolios and the Acquiring Portfolios. See "Voting Information" above.

         Approval of the Plan as to each Transferor Portfolio will require a Majority of the Outstanding Voting securities of that Transferor Portfolio. See "Voting Information." If the Plan is not approved by the shareholders of any Transferor Portfolio or is not consummated for any other reason, the Board will consider other possible courses of action. See "Voting Information." THE BOARD, INCLUDING ALL THE DISINTERESTED TRUSTEES, RECOMMENDS THAT SHAREHOLDERS APPROVE THE PLAN UNDER PROPOSAL 1.

         Shareholders of each Transferor Portfolio will receive Series I or Series II shares, as appropriate, of the corresponding Acquiring Portfolio in accordance with the procedures provided for in the Plan as described above. Each such share will be fully paid and nonassessable when issued (except as noted under "Summary -- Proposed Transaction") and transferable without restrictions and will have no preemptive or conversion rights.

DESCRIPTION OF THE SECURITIES TO BE ISSUED

         The Trust has an unlimited number of authorized shares of beneficial interest, par value $0.01 per share. These authorized shares may be divided into series and classes thereof. The Declaration of Trust authorizes the Board to issue shares in different series. In addition, the Declaration of Trust authorizes the Board to create new series and to name the rights and preferences of the shareholders of each of the series. The Board does not need additional shareholder action to divide the shares into separate series or to name the shareholders' rights and preferences.

         Each Transferor Portfolio and Acquiring Portfolio is a series of the Trust. As discussed above, each such series issues two classes of shares, Series I shares and Series II shares. Additional classes may be offered in the future. Series II shares of a Portfolio may be exchanged for Series II shares of another Portfolio. Series I shares and Series II shares may not be converted into shares of any other class, and no shares of any other class may be converted into Series I shares or Series II shares.

         Each issued and outstanding share is entitled to participate equally in dividends and distributions declared by the respective Portfolio and upon liquidation in the net assets of such Portfolio remaining after satisfaction of outstanding liabilities. Fractional shares have proportionate fractional rights to full shares. For these purposes and for purposes of determining the sale and redemption prices of shares, any assets that are not clearly allocable to a particular Portfolio will be allocated in the manner determined by the Board. Accrued liabilities which are not clearly allocable to one or more Portfolios will also be allocated among the Portfolios in the manner determined by the Board.

         Expenses of each Portfolio are borne by Series I and Series II shares based on the net assets of the Portfolio attributable to shares of each class. Notwithstanding the foregoing, "class expenses" will be allocated to each class. "Class expenses" for each Portfolio include the 12b-1 fees paid with respect to a class and other expenses which the Adviser determines are properly allocable to a particular class. The Adviser will make such allocations in such manner and using such methodology which it determines are reasonably appropriate. The Adviser's determination is subject to ratification or approval by the Board. The kinds of expenses that which the Adviser may determine are properly allocable to a particular class include the following: (i) printing and postage expenses related to preparing and distributing to the shareholders of a specific class (or holders of contracts funded by shares of such class) materials such as shareholder reports, prospectuses and proxies; (ii) professional fees relating solely to such class; (iii) Trustees' fees, including independent counsel fees, relating specifically to one class; and (iv) expenses associated with meeting of shareholders of a particular class.

REASONS FOR THE REORGANIZATION

         The principal purpose of the Reorganization is to provide a means by which shareholders of each of the Transferor Portfolios, in combination with the corresponding Acquiring Portfolios, can pursue substantially similar investment objectives and policies in the context of a larger fund with potentially greater economies of scale and lower expense ratios.

         In determining whether to approve the Reorganization and recommend its approval to shareholders, the Board (including the Disinterested Trustees (with the advice and assistance of independent legal counsel)), made an inquiry into a number of matters and considered the following factors, among others: (1) expense ratios and available information regarding the fees and expenses of each Transferor Portfolio and each corresponding Acquiring Portfolio (historical and pro forma), as well as of similar funds; (2) the compatibility of the investment objectives, policies and restrictions of each Transferor Portfolio and each corresponding Acquiring Portfolio; (3) the advantages to each Transferor Portfolio of investing in larger asset pools with potentially greater diversification; (4) the historical performance of each Transferor Portfolio and each Acquiring Portfolio; (5) the investment experience, expertise and resources of the respective subadvisers to the Transferor Portfolios and the Acquiring Portfolios; (6) the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of shareholder or contractholder interests; (7) any direct and indirect costs to be incurred by each Transferor Portfolio and each corresponding Acquiring Portfolio as a result of the Reorganization; (8) the tax consequences of the Reorganization; and (9) possible alternatives to the Reorganization.

         In reaching the decision to recommend approval of the Reorganization, the Board concluded that the participation of each Transferor Portfolio and each corresponding Acquiring Portfolio in the Reorganization is in the best interests of each Transferor Portfolio and each corresponding Acquiring Portfolio, as well as the best interests of shareholders and the contractholders whose contract values are invested in shares of the Transferor Portfolios and the Acquiring Portfolios, and that the interests of existing shareholders and contractholders will not be diluted as a result of the Reorganization. Their conclusion was based on a number of factors, including the following:

         1. The advisory fees and expense ratios of the Acquiring Portfolios are lower (without giving effect to fee waivers) than those of their corresponding Transferor Portfolios.

         2. The investment objectives of the Acquiring Portfolios are substantially similar to those of their corresponding Transferor Portfolios.

         3. The Reorganization will permit shareholders of each Transferor Portfolio to pursue their investment goals in the context of a larger fund immediately following consummation of the Reorganization. It is anticipated that the combined Transferor and Acquiring Portfolios will experience more rapid asset growth in the future than would have been the case for each Transferor Portfolio standing alone. Such larger funds should enhance the ability of portfolio managers to effect portfolio transactions on more favorable terms and give portfolio managers greater investment flexibility and the ability to select a larger number of portfolio securities, with the attendant benefits of increased diversification.

         4. In view of the relatively recent inception dates of all of the Portfolios other than the Science & Technology Trust (within the past two years or less for the Telecommunications, Mid Cap Growth, Mid Cap Opportunities and Dynamic Growth Trusts, and within the past three years or less for the Internet Technologies Trust), the historical performance of the Portfolios was not deemed to afford meaningful comparison.

FEDERAL INCOME TAX CONSEQUENCES.

         As a condition to the consummation of the Reorganization, the Transferor Portfolios and the Acquiring Portfolios will have received an opinion from Jorden Burt LLP to the effect that, based on the facts and assumptions stated therein, for federal income tax purposes: (1) the Reorganization will constitute a reorganization within the meaning of Section 368(a)(1) of the Code with respect to each Transferor Portfolio and its corresponding Acquiring Portfolio; (2) no gain or loss will be recognized by any of the Transferor Portfolios or the corresponding Acquiring Portfolios upon the transfer of all of the assets and liabilities, if any, of each Transferor Portfolio to its corresponding Acquiring Portfolio solely in exchange for shares of the Acquiring Portfolio or upon the distribution of the shares of the Acquiring Portfolio to the holders of shares of the Transferor Portfolio solely in exchange for all of their shares of the Transferor Portfolio; (3) no gain or loss will be recognized by shareholders of any of the Transferor Portfolios upon the exchange of such Transferor Portfolio's shares solely for shares of the corresponding Acquiring Portfolio; (4) the holding period and tax basis of the shares of each Acquiring Portfolio received by each holder of shares of the corresponding Transferor Portfolio pursuant to the Reorganization will be the same as the holding period and tax basis of the shares of the Transferor Portfolio held by the shareholder (provided the shares of the Transferor Portfolios were held as a capital asset on the date of the Reorganization) immediately prior to the Reorganization; and
(5) the holding period and tax basis of the assets of each of the Transferor Portfolios acquired by its corresponding Acquiring Portfolio will be the same as the holding period and tax basis of those assets to each of the Transferor Portfolios immediately prior to the Reorganization.

CAPITALIZATION

The following tables show the capitalization of each Transferor Portfolio and its corresponding Acquiring Portfolio as of December 31, 2002, and the pro forma combined capitalization of each Acquiring Portfolio as if the Reorganization had occurred as of that date. Since the Reorganization will become effective with respect to each approving Transferor Portfolio only if also approved by the other Transferor Portfolio having the same corresponding Acquiring Portfolio, the pro forma figures are provided for each Acquiring Portfolio as if the Reorganization had occurred with both of its corresponding Transferor Portfolios (row 4 of the tables).

    TELECOMMUNICATIONS, INTERNET TECHNOLOGIES AND SCIENCE & Technology Trusts

                                                                        NET ASSET            SHARES
PORTFOLIO                                       NET ASSETS           VALUE PER SHARE       OUTSTANDING
---------                                       ------------         ---------------       -----------
(1)  Telecommunications Trust
     -- Series I Shares                         $ 11,637,747              $4.15             2,803,496
     -- Series II Shares                        $  2,287,280              $4.14               551,981
(2)  Internet Technologies Trust
     -- Series I Shares                         $ 25,928,855              $2.38            10,877,851
     -- Series II Shares                        $  2,624,093              $2.38             1,102,278
(3)  Science & Technology Trust
     -- Series I Shares                         $358,553,117              $7.60            47,171,340
     -- Series II Shares                        $ 11,064,003              $7.59             1,457,312
(4)  Science & Technology Trust
     (pro-forma (1), (2) and (3))
     -- Series I Shares                         $396,021,705              $7.60            52,113,363
     -- Series II Shares                        $ 15,971,423              $7.59             2,104,274

-------------

(4) Assumes combination of Telecommunications and Internet Technologies Trusts with Science and Technology Trust. The pro forma figures for net assets and net asset value per share reflect the estimated expenses of the Reorganization.

         MID CAP GROWTH, MID CAP OPPORTUNITIES AND DYNAMIC GROWTH TRUSTS

                                                                        NET ASSET            SHARES
PORTFOLIO                                        NET ASSETS          VALUE PER SHARE       OUTSTANDING
---------                                       ------------         ---------------       -----------
(1)  Mid Cap Growth Trust
     -- Series I Shares                         $ 32,380,526              $7.29             4,441,004
     -- Series II Shares                        $  8,363,764              $7.28             1,148,272
(2)  Mid Cap Opportunities Trust
     -- Series I Shares                         $ 17,411,617              $7.39             2,355,818
     -- Series II Shares                        $  4,884,768              $7.38               661,803
(3)  Dynamic Growth Trust
     -- Series I Shares                         $ 63,745,216              $3.41            18,715,329
     -- Series II Shares                        $  4,242,261              $3.40             1,249,106
(4)  Dynamic Growth Trust
     (pro-forma (1), (2) and (3))
     -- Series I Shares                         $113,507,003              $3.41            33,313,927
     -- Series II Shares                        $ 17,486,116              $3.40             5,144,870
-------------

(4) Assumes combination of Mid Cap Growth and Mid Cap Opportunities Trusts with Dynamic Growth Trust. The pro forma figures for net assets and net asset value per share reflect the estimated expenses of the Reorganization.

                ADDITIONAL INFORMATION ABOUT INVESTMENT POLICIES
                         AND TECHNIQUES AND RISK FACTORS

ADDITIONAL INVESTMENT POLICIES

         Subject to certain restrictions, each of the Transferor Portfolios and Acquiring Portfolios may use the following investment strategies and purchase the following types of securities.

         LENDING OF PORTFOLIO SECURITIES. Each of the Portfolios may lend its securities so long as such loans do not represent more than 33 1/3% of the Portfolio's total assets. As collateral for the lent securities, the borrower gives the lending Portfolio collateral equal to at least 100% of the value of the lent securities. The collateral may consist of cash, cash equivalents or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The borrower must also agree to increase the collateral if the value of the lent securities increases. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially.

         WHEN-ISSUED SECURITIES ("FORWARD COMMITMENTS"). In order to help ensure the availability of suitable securities, each of the Portfolios may purchase debt securities on a "when-issued" or on a "forward delivery" basis. These terms mean that the obligations will be delivered to the Portfolio at a future date, which may be a month or more after the date of commitment. While awaiting delivery of the obligations purchased on such bases, a Portfolio will establish a segregated account consisting of cash or high quality debt securities equal to the amount of the commitments to purchase when-issued or forward delivery securities. At the time delivery is made, the value of when-issued or forward delivery securities may be more or less than the transaction price, and the yields then available in the market may be higher than those obtained in the transaction.

         U.S. GOVERNMENT SECURITIES. Each of the Portfolios may invest in U.S. government securities issued or guaranteed by the U.S. government or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency or instrumentality which depends entirely on its own resources to repay the debt.

         REPURCHASE AGREEMENTS. Each of the Portfolios may enter into repurchase agreements. Repurchase agreements involve the acquisition by a Portfolio of debt securities subject to an agreement to resell them at an agreed-upon price. The arrangement is in economic effect a loan collateralized by securities. The Portfolio's risk in a repurchase transaction is limited to the ability of the seller to pay the agreed-upon sum on the delivery date. In the event of bankruptcy or other default by the seller, the instrument purchased may decline in value, interest payable on the instrument may be lost and there may be possible delays and expense in liquidating the instrument. Securities subject to repurchase agreements will be valued every business day and additional collateral will be requested if necessary so that the value of the collateral is at least equal to the value of the repurchased obligation, including the interest accrued thereon.

         REVERSE REPURCHASE AGREEMENTS. Each of the Portfolios may enter into "reverse" repurchase agreements. Under a reverse repurchase agreement, a Portfolio may sell a debt security and agree to repurchase it at an agreed upon time and at an agreed upon price. The Portfolio will maintain in a segregated custodial account cash, Treasury bills or other U.S. Government Securities having an aggregate value equal to the amount of such commitment to repurchase including accrued interest, until payment is made. While a reverse repurchase agreement may be considered a form of leveraging and may, therefore, increase fluctuations in a Portfolio's net asset value per share, each Portfolio will cover the transaction as described above.

         FOREIGN REPURCHASE AGREEMENTS. Each of the Portfolios may enter into foreign repurchase agreements. Foreign repurchase agreements may be less well secured than U.S. repurchase agreements, and may be denominated in foreign currencies. They also may involve greater risk of loss if the counterparty defaults. Some counterparties in these transactions may be less creditworthy than those in U.S. markets.

         MORTGAGE DOLLAR ROLLS. Each of the Portfolios may enter into mortgage dollar rolls. Under a mortgage dollar roll, a Portfolio sells mortgage-backed securities for delivery in the future (generally within 30 days) and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. At the time a Portfolio enters into a mortgage dollar roll, it will establish a segregated account with its custodian bank in which it will maintain cash, U.S. Government Securities or other liquid assets equal in value to its obligations in respect of dollar rolls, and accordingly, such dollar rolls will not be considered borrowings.

         A Portfolio may only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash or cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. Dollar roll transactions involve the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of those securities. While a mortgage dollar roll may be considered a form of leveraging, and may, therefore, increase fluctuations in a Portfolio's net asset value per share, each Portfolio will cover the transaction as described above.

         WARRANTS. Each of the Portfolios may, subject to certain restrictions, purchase warrants, including warrants traded independently of the underlying securities. Warrants are rights to purchase securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities, and warrant holders receive no dividends and have no voting rights or rights with respect to the assets of an issuer. Warrants cease to have value if not exercised prior to the expiration date.

         ILLIQUID SECURITIES. Each of the Portfolios is precluded from investing in excess of 15% of its net assets in securities that are not readily marketable. Investment in illiquid securities involves the risk that, because of the lack of consistent market demand for such securities, the Trust may be forced to sell them at a discount from the last offer price.

         INDEXED/STRUCTURED SECURITIES. Each of the Portfolios may invest in indexed/structured securities. These securities are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e., their value may increase or decrease if the reference index or instrument appreciates). Index/structured securities may have return characteristics similar to direct investments in the underlying instruments. A Portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

         SHORT SALES. Each of the Portfolios may make short sales "against the box." In a short sale against the box, at the time of sale, the Portfolio owns or has the right to acquire the identical security, or one equivalent in kind or amount, at no additional cost. Until a Portfolio closes its short position or replaces a borrowed security, the Portfolio will (i) segregate with its custodian cash or other liquid assets at such a level that the amount segregated plus the amount deposited with the lender as collateral will equal the current market value of the security sold short or (ii) otherwise cover its short position.

         These investment strategies and securities are more fully described in the Statement of Additional Information, which is incorporated by reference into this Prospectus/Proxy Statement.

HEDGING AND OTHER STRATEGIC TRANSACTIONS

         Each of the Transferor Portfolios and the Acquiring Portfolios is authorized to use a variety of investment strategies. These strategies will be used primarily for hedging purposes, including hedging various market risks (such as interest rates, currency exchange rates and broad or specific market movements) and managing the effective maturity or duration of debt instruments held by the Portfolio. Hedging refers to protecting against possible changes in the market value of securities a portfolio already owns or plans to buy or protecting unrealized gains in the Portfolio. These strategies may also be used to gain exposure to a particular securities market. The hedging and other strategic transactions which may be used are described below:

     - exchange-listed and over-the-counter put and call options on securities, financial futures contracts and fixed income indices and other financial instruments,

     -   financial futures contracts (including stock index futures),

     - interest rate transactions (which may take the form of swaps, caps, floors and collars), and

     - currency transactions (which may take the form of currency forward contracts, currency futures contracts currency swaps and options on currencies or currency futures contracts.

         Collectively, these transactions are referred to in this Prospectus/Proxy Statement as "Hedging and Other Strategic Transactions." Hedging and Other Strategic Transactions may be used for the following purposes:

     - to attempt to protect against possible changes in the market value of securities held or to be purchased by a Portfolio resulting from securities markets or currency exchange rate fluctuations,

     - to protect a Portfolio's unrealized gains in the value of its securities,

     - to facilitate the sale of a Portfolio's securities for investment purposes,

     - to manage the effective maturity or duration of a Portfolio's securities, or

     - to establish a position in the derivatives markets as a substitute for purchasing or selling securities in a particular market.

         The ability of a Portfolio to utilize Hedging and Other Strategic Transactions successfully will depend in part on its subadviser's ability to predict pertinent market movements, which cannot be assured. The skills required to successfully utilize Hedging and Other Strategic Transactions are different from those needed to select a portfolio's securities. While a subadviser will only use Hedging and Other Strategic Transactions in a Portfolio primarily for hedging purposes or to gain exposure to a particular securities market, if the transaction is not successful it could result in a loss to the Portfolio. These transactions may also increase the volatility of a Portfolio and may involve a small investment of cash relative to the magnitude of the risks assumed. The potential loss from the use of futures can exceed a Portfolios initial investment in such contracts. In addition, these transactions could result in a loss to the Portfolio if the counterparty to the transaction does not perform as promised. A detailed discussion of various Hedging and Other Strategic Transactions, including applicable regulations of the Commodities Futures Trading Commission ("CFTC") and the requirement to segregate assets with respect to these transactions, appears in the Statement of Additional Information, which is incorporated by reference into this Prospectus/Proxy Statement.

RISKS OF INVESTING IN CERTAIN TYPES OF SECURITIES

         The risks of investing in certain types of securities in which the Transferor Portfolios and Acquiring Portfolios may invest are described below. Unless otherwise indicated below, each of the Transferor Portfolios and Acquiring Portfolios may invest in all the types of securities described. The value of an individual security or a particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.

         NON-DIVERSIFIED PORTFOLIOS. Only the Dynamic Growth Trust is a non-diversified portfolio.

         Definition of Non-Diversified. Any Portfolio that is non-diversified is limited as to the percentage of its assets that may be invested in any one issuer, and as to the percentage of the outstanding voting securities of such issuer that may be owned, only by the Portfolio's own investment restrictions and the diversification requirements of the Internal Revenue Code (the "Code"). In contrast, a diversified portfolio may not, with respect to 75% of its total assets, invest more than five percent of such assets in the securities, or own more than ten percent of the outstanding voting securities, of any one issuer.

         Risks. Since a non-diversified portfolio may invest a high percentage of its assets in the securities of a small number of companies, a non-diversified portfolio may be affected more than a diversified portfolio by a change in the financial condition of any of these companies or by the financial markets' assessment of any of these companies or of any industries or sectors in which such non-diversified portfolio may concentrate its investments.

         EQUITY SECURITIES. Equity securities include common, preferred and convertible preferred stocks and securities the values of which are tied to the price of stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a Portfolio investing in equities. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions. The value of equity securities purchased by a Portfolio could decline if the financial condition of the companies the Portfolio is invested in decline or if overall market and economic conditions deteriorate.

         FIXED INCOME SECURITIES. Fixed income securities are generally subject to two principal types of risks: (a) interest rate risk and (b) credit quality risk.

         Interest Rate Risk. Fixed income securities are affected by changes in interest rates. When interest rates decline, the market value of the fixed income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed income securities generally can be expected to decline.

         Credit Quality Risk. Fixed income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed income security deteriorates after a Portfolio has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the Portfolio's investments. Portfolios that may invest in lower rated fixed income securities are riskier than Portfolios that may invest in higher rated fixed income securities. Additional information on the risks of investing in investment grade fixed income securities in the lowest rating category and lower rated fixed income securities is set forth below.

         INVESTMENT GRADE FIXED INCOME SECURITIES IN THE LOWEST RATING CATEGORY. Investment grade fixed income securities in the lowest rating category (rated "Baa" by Moody's or "BBB" by Standard & Poor's and comparable unrated securities) involve a higher degree of risk than fixed income securities in the higher rating categories. While such securities are considered investment grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities.

         LOWER RATED FIXED INCOME SECURITIES. Lower rated fixed income securities (commonly known as "junk bonds") are defined as securities rated below investment grade (rated "Ba" and below by Moody's and "BB" and below by Standard & Poor's). The principal risks of investing in these securities are as follows:

         GENERAL RISKS

         Risk to Principal and Income. Investing in lower rated fixed income securities is considered speculative. While these securities generally provide greater income potential than investments in higher rated securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt.

         Price Volatility. The price of lower rated fixed income securities may be more volatile than securities in the higher rating categories. This volatility may increase during periods of economic uncertainty or change. The price of these securities is affected more than higher rated fixed income securities by the market's perception of their credit quality especially during times of adverse publicity. In the past, economic downturns or an increase in interest rates have, at times, caused more defaults by issuers of these securities and may do so in the future. Economic downturns and increases in interest rates have an even greater affect on highly leveraged issuers of these securities.

         Liquidity. The market for lower rated fixed income securities may have more limited trading than the market for investment grade fixed income securities. Therefore, it may be more difficult to sell these securities and these securities may have to be sold at prices below their market value in order to meet redemption requests or to respond to changes in market conditions.

         Dependence on Subadviser's Own Credit Analysis. While a subadviser to a Portfolio may rely on ratings by established credit rating agencies, it will also supplement such ratings with its own independent review of the credit quality of the issuer. Therefore, the assessment of the credit risk of lower rated fixed income securities is more dependent on the subadviser's evaluation than the assessment of the credit risk of higher rated securities.

         Additional Risks Regarding Lower Rated Corporate Fixed Income
Securities

         Lower rated corporate debt securities (and comparable unrated securities) tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated corporate fixed income securities. Issuers of lower rated corporate debt securities may also be highly leveraged, increasing the risk that principal and income will not be repaid.

         Additional Risks Regarding Lower Rated Foreign Government Fixed Income Securities

         Lower rated foreign government fixed income securities are subject to the risks of investing in emerging market countries described below under "Foreign Securities." In addition, the ability and willingness of a foreign government to make payments on debt when due may be affected by the prevailing economic and political conditions within the country. Emerging market countries may experience high inflation, interest rates and unemployment as well as exchange rate trade difficulties and political uncertainty or instability. These factors increase the risk that a foreign government will not make payments when due.

         SMALL AND MEDIUM SIZE COMPANIES.

         Small or Unseasoned Companies

         Survival of Small or Unseasoned Companies. Companies that are small or unseasoned (less than 3 years of operating history) are more likely than larger or established companies to fail or not to accomplish their goals. As a result, the value of their securities could decline significantly. These companies are less likely to survive since they are often dependent upon a small number of products, may have limited financial resources and a small management group.

         Changes in Earnings and Business Prospects. Small or unseasoned companies often have a greater degree of change in earnings and business prospects than larger or established companies, resulting in more volatility in the price of their securities.

         Liquidity. The securities of small or unseasoned companies may have limited marketability. This factor could cause the value of a Portfolio's investments to decrease if it needs to sell such securities when there are few interested buyers.

         Impact of Buying or Selling Shares. Small or unseasoned companies usually have fewer outstanding shares than larger or established companies. Therefore, it may be more difficult to buy or sell large amounts of these shares without unfavorably impacting the price of the security.

         Publicly Available Information. There may be less publicly available information about small or unseasoned companies. Therefore, when making a decision to purchase a security for a Portfolio, a subadviser may not be aware of problems associated with the company issuing the security.

    Medium Size Companies

         Investments in the securities of medium sized companies present risks similar to those associated with small or unseasoned companies although to a lesser degree due to the larger size of the companies.

         FOREIGN SECURITIES. The principal risks of investing in foreign securities are set forth below. As noted below, many of these risks are greater in the case of investments in emerging market countries.

         Currency Fluctuations. Investments in foreign securities may cause a Portfolio to lose money when converting investments from foreign currencies into U.S. dollars. A Portfolio may attempt to lock in an exchange rate by purchasing a foreign currency exchange contract prior to the settlement of an investment in a foreign security. However, it may not always be successful in doing so and the Portfolio could still lose money.

         Political and Economic Conditions. Investments in foreign securities subject a Portfolio to the political or economic conditions of the foreign country. These conditions could cause portfolio investments to lose value if these conditions deteriorate for any reason. This risk increases in the case of emerging market countries which are more likely to be politically unstable. Political instability could cause the value of any investment in the securities of an issuer based in a foreign country to decrease or could prevent or delay the Portfolio from selling its investment and taking the money out of the country.

         Removal of Proceeds of Investments from a Foreign Country. Foreign countries, especially emerging market countries, often have currency controls or restrictions which may prevent or delay a Portfolio from taking money out of the country or may impose additional taxes on money removed from the country. Therefore, a Portfolio could lose money if it is not permitted to remove capital from the country or if there is a delay in taking the assets out of the country, since the value of the assets could decline during this period or the exchange rate to convert the assets into U.S. dollars could worsen.

         Nationalization of Assets. Investments in foreign securities subject a Portfolio to the risk that the company issuing the security may be nationalized. If the company is nationalized, the value of the company's securities could decrease in value or even become worthless.

         Settlement of Sales. Foreign countries, especially emerging market countries, may also have problems associated with settlement of sales. Such problems could cause the Portfolio to suffer a loss if a security to be sold declines in value while settlement of the sale is delayed.

         Investor Protection Standards. Foreign countries, especially emerging market countries, may have less stringent investor protection and disclosure standards than the U.S. Therefore, when making a decision to purchase a security for a Portfolio, a subadviser may not be aware of problems associated with the company issuing the security and may not enjoy the same legal rights as those provided in the U.S.

         INVESTMENT COMPANY SECURITIES. The total return on investments in other investment companies will be reduced by the operating expenses and fees of such other investment companies, including advisory fees. Investments in closed end funds may involve the payment of substantial premiums above the value of such investment companies' portfolio securities.

         EXCHANGE TRADED FUNDS (ETFs). These are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. A Portfolio could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees which increase their costs.

         STRIPPED SECURITIES. Stripped securities are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.

         MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

         Mortgage-Backed Securities. Mortgage-backed securities represent participating interests in pools of residential mortgage loans which are guaranteed by the U.S. Government, its agencies or instrumentalities. However, the guarantee of these types of securities relates to the principal and interest payments and not the market value of such securities. In addition, the guarantee only relates to the mortgage-backed securities held by the Portfolio and not the purchase of shares of the Portfolio.

         Mortgage-backed securities are issued by lenders such as mortgage bankers, commercial banks, and savings and loan associations. Such securities differ from conventional debt securities which provide for the periodic payment of interest in fixed amounts (usually semiannually) with principal payments at maturity or on specified dates. Mortgage-backed securities provide periodic payments which are, in effect, a "pass-through" of the interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. A mortgage-backed security will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates raise or fall.

         When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on the portfolio's mortgage-backed securities will result in an unforeseen loss of interest income to the portfolio as the portfolio may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the prices of mortgaged-backed securities do not increase as much as other fixed income securities when interest rates fall.

         When interest rates rise, homeowners are less likely to prepay their mortgages loans. A decreased rate of prepayments lengthen the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed income securities when interest rates rise.

         The yield of mortgage-backed securities is based on the average life of the underlying pool of mortgage loans. The actual life of any particular pool may be shortened by unscheduled or early payments of principal and interest. Principal prepayments may result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to accurately predict the average life of a particular pool. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by the Portfolio to differ from the yield calculated on the basis of the average life of the pool. In addition, if the Portfolio purchases mortgage-backed securities at a premium, the premium may be lost in the event of early prepayment which may result in a loss to the Portfolio.

         Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments are likely to decline. Monthly interest payments received by the Portfolio have a compounding effect which will increase the yield to shareholders as compared to debt obligations that pay interest semiannually. Because of the reinvestment of prepayments of principal at current rates, mortgage-backed securities may be less effective than Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Also, although the value of debt securities may increase as interest rates decline, the value of these pass-through type of securities may not increase as much due to their prepayment feature.

         Collateralized Mortgage Obligations. The Portfolios may invest in mortgage-backed securities called collateralized mortgage obligations (CMOs). CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, the Portfolio may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

         Asset-Backed Securities. Asset-backed securities include interests in pools of debt securities, commercial or consumer loans, or other receivables. The value of these securities depends on many factors, including changes in interest rates, the availability of information concerning the pool and its structure, the credit quality of the underlying assets, the market's perception of the servicer of the pool, and any credit enhancement provided. In addition, asset-backed securities have prepayment risks similar to mortgage-backed securities.

         INDUSTRY OR SECTOR INVESTING. Only the Telecommunications Trust, Internet Technologies Trust and Science & Technology Trust engage in industry or sector investing. When a Portfolio's investments are concentrated in a particular industry or sector of the economy, they are not as diversified as the investments of most mutual funds and are far less diversified than the broad securities markets. This means that concentrated Portfolios tend to be more volatile than other mutual funds, and the values of their investments tend to go up and down more rapidly. In addition, a Portfolio which invests in a particular industry or sector is particularly susceptible to the impact of market, economic, regulatory and others factors affecting that industry or sector.

         Internet-Related Investments. The value of companies engaged in Internet-related activities, which is a developing industry, is particularly vulnerable to (a) rapidly changing technology, (b) extensive government regulation and (c) relatively high risk of obsolescence caused by scientific and technological advances. In addition, companies engaged in Internet-related activities are difficult to value and many have high share prices relative to their earnings which they may not be able to maintain over the long-term. Moreover, many Internet companies are not yet profitable and will need additional financing to continue their operations. There is no guarantee that such financing will be available when needed. Since many Internet companies are start-up companies, the risks associated with investing in small companies are heightened for these companies. Any Portfolio that invests a significant portion of its assets in Internet-related companies should be considered extremely risky even as compared to other Portfolios that invest primarily in small company securities.

         Telecommunications. Companies in the telecommunications sector are subject to the additional risks of rapid obsolescence, lack of standardization or compatibility with existing technologies, an unfavorable regulatory environment, and a dependency on patent and copyright protection. The prices of the securities of companies in the telecommunications sector may fluctuate widely due to both federal and state regulations governing rates of return and services that may be offered, fierce competition for market share, and competitive challenges in the U.S. from foreign competitors engaged in strategic joint ventures with U.S. companies, and in foreign markets from both U.S. and foreign competitors. In addition, recent industry consolidation trends may lead to increased regulation of telecommunications companies in their primary markets.

         Health Sciences. Companies in this sector are subject to the additional risks of increased competition within the health care industry, changes in legislation or government regulations, reductions in government funding, product liability or other litigation and the obsolescence of popular products. The prices of the securities of heath sciences companies may fluctuate widely due to government regulation and approval of their products and services, which may have a significant effect on their price and availability. In addition, the types of products or services produced or provided by these companies may quickly become obsolete. Moreover, liability for products that are later alleged to be harmful or unsafe may be substantial and may have a significant impact on a company's market value or share price.

         Additional risks of investing in the types of securities mentioned above are described in the Statement of Additional Information, which is incorporated by reference into this Prospectus/Proxy Statement.

                     ADDITIONAL INFORMATION ABOUT THE TRUST

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

                  The following discussion sets forth information regarding the performance of each Transferor Portfolio and each Acquiring Portfolio for the period ended December 31, 2002. There are several ways to evaluate a Portfolio's historical performance. One can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. WITH RESPECT TO ALL PERFORMANCE INFORMATION PRESENTED, IT IS IMPORTANT TO UNDERSTAND THAT PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. RETURN AND PRINCIPAL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

         PERFORMANCE TABLES. The following performance tables for each Transferor Portfolio and Acquiring Portfolio show two types of total return information: CUMULATIVE AND AVERAGE ANNUAL TOTAL RETURNS. A CUMULATIVE TOTAL RETURN is an expression of a Portfolio's total change in share value in percentage terms over a set period of time -- one, five and ten years (or since the Portfolio's inception if less than the applicable period). AN AVERAGE ANNUAL TOTAL RETURN takes the Portfolio's cumulative total return for a time period greater than one year and shows what would have happened if the Portfolio had performed at a constant rate each year. THE TABLES SHOW ALL CUMULATIVE AND AVERAGE ANNUAL TOTAL RETURNS, NET OF FEES AND EXPENSES OF THE TRUST, BUT DO NOT REFLECT THE INSURANCE (SEPARATE ACCOUNT) EXPENSES (INCLUDING A POSSIBLE CONTINGENT DEFERRED SALES CHARGE) OF THE VARIABLE ANNUITY AND VARIABLE LIFE PRODUCTS THAT INVEST IN THE TRUST. IF THESE WERE INCLUDED, PERFORMANCE WOULD BE LOWER.

         GRAPH -- CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES. The following performance graph for each Transferor Portfolio and Acquiring Portfolio shows the change in value of a $10,000 investment over the life of each Portfolio. Each Portfolio's performance is compared with the performance of one or more broad-based securities indices as a "benchmark." All performance information includes the reinvestment of dividends and capital gain distributions, as well as the deduction of ongoing management fees and Portfolio operating expenses. The benchmarks used for comparison are unmanaged and include reinvestment of dividends and capital gains distributions, if any, but do not reflect any fees or expenses. Portfolios that invest in multiple asset classes are compared with a customized benchmark. This benchmark is comprised of a set percentage allocation from each of the asset classes in which the Portfolio invests.

         PORTFOLIO MANAGER'S COMMENTARY. Following the performance table and graph for each Transferor Portfolio and Acquiring Portfolio is a commentary by each portfolio manager regarding each Portfolio's performance during the period ended December 31, 2002. The views expressed are those of the portfolio managers as of December 31, 2002, and are subject to change based on market and other conditions. Information about a Portfolio's holdings, asset allocation or country diversification is historical and is no indication of future portfolio composition, which will vary.

         "Standard & Poor's" and "S&P MidCap 400 Index" are trademarks of The McGraw-Hill Companies, Inc. "Russell Midcap" is a trademark of Frank Russell Company. "Lipper" is a registered trademark of Reuters S.A.

         The following information regarding each of the Transferor Portfolios and Acquiring Portfolios was included in the Trust's Annual Report dated December 31, 2002.

                            TELECOMMUNICATIONS TRUST

INVESTMENT OBJECTIVE &   To achieve capital appreciation by investing primarily in
  POLICIES:              equity securities of companies engaged in the
                         telecommunications sector. The Telecommunications sector
                         includes companies that offer telephone service, wireless
                         communications, satellite communications, television and
                         movie programming, broadcast and Internet access. A
                         secondary objective is to earn income.
SUBADVISER:              INVESCO Funds Group, Inc.
PORTFOLIO MANAGERS:      Brian B. Hayward
INCEPTION DATE:          April 30, 2001

         CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES [TELECOMMUNCATIONS TRUST PERFORMANCE GRAPH]

                                                                                                  LIPPER TELECOMMUNICATIONS AVG.
                                                                  TELECOMMUNICATIONS TRUST             FUNDS CLASSIFICATION
                                                                  ------------------------        ------------------------------
Apr. 2001                                                                 10000.00                           10000.00
May  2001                                                                  9176.00                            9405.00
Jun. 2001                                                                  8448.00                            8866.00
Jul. 2001                                                                  7464.00                            8469.00
Aug. 2001                                                                  6408.00                            7358.00
Sep. 2001                                                                  5296.00                            6646.00
Oct. 2001                                                                  5552.00                            6621.00
Nov. 2001                                                                  6344.00                            7201.00
Dec. 2001                                                                  6344.00                            7224.00
Jan. 2002                                                                  5744.00                            6481.00
Feb. 2002                                                                  4696.00                            5741.00
Mar. 2002                                                                  4840.00                            5880.00
Apr. 2002                                                                  4248.00                            5184.00
May  2002                                                                  4112.00                            5095.00
Jun. 2002                                                                  3552.00                            4263.00
Jul. 2002                                                                  3280.00                            3829.00
Aug. 2002                                                                  3344.00                            3905.00
Sep. 2002                                                                  3040.00                            3395.00
Oct. 2002                                                                  3384.00                            4080.00
Nov. 2002                                                                  3688.00                            4660.00
Dec. 2002                                                                  3320.00                            4193.00

                              PERFORMANCE TABLE**

                                                              Average Annual Total Return           Cumulative Total Return
                                                                                  Since                      Since
Periods Ending December 31, 2002                               1 Year           Inception                  Inception
Lipper Telecommunications Funds Avg. Classification*           -41.96%           -40.64%                    -58.07%
Telecommunications Trust Series I                              -47.67%           -48.30%                    -66.80%
Telecommunications Trust Series II+++                                                                       -44.58%

    +++ Series II inception date: January 28, 2002
  * All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust.
 ** Performance does not reflect any insurance related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

                         PORTFOLIO MANAGER'S COMMENTARY

    PERFORMANCE: For the year 2002, the Telecommunications Trust Series I returned -47.67%, underperforming the -41.96% return of the Lipper Telecommunications Funds Avg. Classification.

    ENVIRONMENT: Throughout 2002, the markets were fed a steady diet of unnerving developments. As a result, investors remained risk averse, favoring defensive investments instead of more aggressive opportunities.
Telecommunications stocks were hurt severely by this trend. As a result, the portfolio suffered through another disappointing year.

    Perhaps the biggest detractor from performance was our exposure to competitive local exchange carriers (CLECs), which compete with the regional Bell operating companies (RBOCs) to provide telecommunications services. The CLECs declined sharply as the soft economy and illiquid capital markets hurt the group. Indeed, many companies in the group filed for bankruptcy protection. The RBOCs did not perform much better. Struggling financially, they continued to scale back their capital expenditures, which affected the equipment companies that count them as their primary customers.

OUTLOOK: Most people are not expecting much from the group in the near future, so earnings estimates are quite reasonable and appear to have discounted persistent economic malaise. Indeed, there is substantial room for estimates to be raised, particularly if the economic recovery gains momentum. We will continue to pick our spots, and will explore opportunities to capitalize on volatility. Overall, however, we are generally pleased with the long-term prospects possessed by our holdings, and we do not expect to make any significant changes to the portfolio's sub-sector allocations.

                          INTERNET TECHNOLOGIES TRUST

INVESTMENT OBJECTIVE &   To achieve long-term capital appreciation by investing at
  POLICIES:              least 80% of the portfolio's net assets in companies engaged in Internet- and Intranet-related business.
SUBADVISER:              Munder Capital Management
PORTFOLIO MANAGERS:      Paul T. Cook, Brian A. Salerno and Kenneth A. Smith
INCEPTION DATE:          May 1, 2000

         CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES [INTERNET TECHNOLIGIES TRUST]

                                                                                                  AMEX INTER@CTIVE WEEK INTERNET
                                                          INTERNET TECHNOLOGIES TRUST SERIES I                INDEX
                                                          ------------------------------------    ------------------------------
Apr. 2000                                                               10000.00                             10000.00
May  2000                                                                8225.00                              8696.00
Jun. 2000                                                                9669.00                             10432.00
Jul. 2000                                                                9491.00                              9952.00
Aug. 2000                                                               10936.00                             11232.00
Sep. 2000                                                                9941.00                              9792.00
Oct. 2000                                                                8682.00                              8264.00
Nov. 2000                                                                6239.00                              5721.00
Dec. 2000                                                                5531.00                              5624.00
Jan. 2001                                                                6150.00                              6160.00
Feb. 2001                                                                4256.00                              4400.00
Mar. 2001                                                                3311.00                              3432.00
Apr. 2001                                                                3947.00                              4160.00
May  2001                                                                3864.00                              4120.00
Jun. 2001                                                                3737.00                              4136.00
Jul. 2001                                                                3329.00                              3528.00
Aug. 2001                                                                2643.00                              2840.00
Sep. 2001                                                                2024.00                              2216.00
Oct. 2001                                                                2372.00                              2520.00
Nov. 2001                                                                2917.00                              2928.00
Dec. 2001                                                                2888.00                              3032.00
Jan. 2002                                                                2724.00                              2952.00
Feb. 2002                                                                2184.00                              2480.00
Mar. 2002                                                                2382.00                              2664.00
Apr. 2002                                                                1972.00                              2256.00
May  2002                                                                1893.00                              2048.00
Jun. 2002                                                                1617.00                              1912.00
Jul. 2002                                                                1394.00                              1696.00
Aug. 2002                                                                1423.00                              1688.00
Sep. 2002                                                                1237.00                              1528.00
Oct. 2002                                                                1531.00                              1880.00
Nov. 2002                                                                1898.00                              2200.00
Dec. 2002                                                                1904.00                              1634.00

                              PERFORMANCE TABLE**

                                                             Average Annual Total Return            Cumulative Total Return
                                                                                Since                        Since
Periods Ending December 31, 2002                              1 Year          Inception                    Inception
AMEX Inter@active Week Internet Index*                       -43.41%          -49.30%                   -83.66%
Internet Technologies Trust Series I                         -37.20%          -46.29%                   -80.96%
Internet Technologies Trust Series II+++                                                                -36.87%

    +++ Series II inception date: January 28, 2002
  * All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust.
 ** Performance does not reflect any insurance related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

                         PORTFOLIO MANAGER'S COMMENTARY

    PERFORMANCE: For the year 2002, the Internet Technologies Trust Series I returned -37.20%, outperforming the -43.41% return of the AMEX Inter@ctive Week Internet Index.

    ENVIRONMENT: Market conditions for Internet and Technology stocks for 2002 were difficult. While e-commerce grew at a robust pace, advertising growth was relatively weak and subscription revenue opportunities are just emerging as a viable third stream. There were many important milestones for the Internet in 2002: continued profitability, a continued acceleration in usage, and a rapid rise in broadband penetration.

    The top commerce sectors for the holiday season were books, music and video, followed by apparel, travel, consumer electronics and toys/video games. Traditional companies are augmenting their store and catalog sales with online efforts. A key driver of usage, broadband, added 7 million new subscribers in 2002. This is a critical component of our investment strategy. We believe broadband provides a major catalyst for all things Internet -- advertising, commerce, streaming media, gaming and subscription services.

    OUTLOOK: Going forward, we expect advertising to enjoy more stable if not robust growth. We continue to believe that online commerce will take share from traditional retailers. We further believe that online media will continue to be more pervasive. Subscription revenue is still embryonic, and we believe it will grow over time.

    We continue to seek companies that will benefit from the build-out of the Internet, leading to our strategy of investing in three broad categories: the Internet component (companies that were born on the Web, including retail, media and finance); the technology component (companies that help build the Web or enable other firms to leverage it); offline companies (typically they are digitally leveraging a traditional business through the power of Web tools and delivery methods). We believe there are a number of positive factors that should affect the stock market in 2003. Earnings are improving, interest rates are low, inflation appears to be under control, productivity is strong and the economy is recovering.

                           SCIENCE & TECHNOLOGY TRUST

INVESTMENT OBJECTIVE &   To achieve long-term growth of capital by investing at least
  POLICIES:              80% of the portfolio's total assets in the common stocks of companies expected to benefit from the development,
                         advancement and use of science and technology.
SUBADVISER:              T. Rowe Price Associates, Inc.
PORTFOLIO MANAGERS:      Michael Sola
INCEPTION DATE:          January 1, 1997

         CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES [SCIENCE & TECHNOLOGY TRUST]

                                                                SCIENCE & TECHNOLOGY TRUST      LIPPER SCIENCE & TECHNOLOGY INDEX
                                                                --------------------------      ---------------------------------
Dec. 1996                                                                10000.00                           10000.00
                                                                         10744.00                           10620.00
                                                                          9896.00                            9719.00
Mar. 1997                                                                 9344.00                            9013.00
                                                                          9704.00                            9270.00
                                                                         10840.00                           10537.00
Jun. 1997                                                                11040.00                           10688.00
                                                                         12336.00                           12052.00
                                                                         12168.00                           12055.00
Sep. 1997                                                                12616.00                           12672.00
                                                                         11680.00                           11607.00
                                                                         11632.00                           11500.00
Dec. 1997                                                                11071.00                           11229.00
                                                                         11242.00                           11500.00
                                                                         12607.00                           12819.00
Mar. 1998                                                                12827.00                           13219.00
                                                                         13436.00                           13728.00
                                                                         12323.00                           12752.00
Jun. 1998                                                                12981.00                           13720.00
                                                                         12339.00                           13481.00
                                                                          9575.00                           10762.00
Sep. 1998                                                                10787.00                           12199.00
                                                                         12063.00                           13073.00
                                                                         13510.00                           14815.00
Dec. 1998                                                                15867.00                           17240.00
                                                                         17882.00                           19948.00
                                                                         16069.00                           18215.00
Mar. 1999                                                                17873.00                           20302.00
                                                                         18004.00                           20935.00
                                                                         18233.00                           20661.00
Jun. 1999                                                                20674.00                           23124.00
                                                                         20649.00                           22881.00
                                                                         21797.00                           24080.00
Sep. 1999                                                                22333.00                           24896.00
                                                                         23749.00                           27660.00
                                                                         26654.00                           32459.00
Dec. 1999                                                                31652.00                           40723.00
                                                                         29971.00                           39933.00
                                                                         35711.00                           51022.00
Mar. 2000                                                                35719.00                           48685.00
                                                                         31386.00                           42658.00
                                                                         27633.00                           37475.00
Jun. 2000                                                                30622.00                           43853.00
                                                                         29238.00                           41718.00
                                                                         34697.00                           48205.00
Sep. 2000                                                                30540.00                           43351.00
                                                                         28213.00                           38391.00
                                                                         20553.00                           28341.00
Dec. 2000                                                                20872.00                           27748.00
                                                                         23485.00                           30470.00
                                                                         15996.00                           21987.00
Mar. 2001                                                                13041.00                           18282.00
                                                                         16967.00                           21897.00
                                                                         15991.00                           20990.00
Jun. 2001                                                                15227.00                           20697.00
                                                                         14194.00                           18768.00
                                                                         11919.00                           16283.00
Sep. 2001                                                                 9070.00                           12718.00
                                                                         10638.00                           14748.00
                                                                         12310.00                           17065.00
Dec. 2001                                                                12262.00                           17236.00
                                                                         11899.00                           16927.00
                                                                         10399.00                           14566.00
Mar. 2002                                                                11345.00                           15934.00
                                                                          9816.00                           13993.00
                                                                          9357.00                           13159.00
Jun. 2002                                                                 8201.00                           11417.00
                                                                          7359.00                           10154.00
                                                                          7283.00                            9854.00
Sep. 2002                                                                 6078.00                            8406.00
                                                                          7244.00                            9801.00
                                                                          8343.00                           11439.00
Dec. 2002                                                                 7264.00                            9876.00

                              PERFORMANCE TABLE**

                                                               Average Annual Total Return         Cumulative Total Return
                                                                                    Since                          Since
Periods Ending December 31, 2002                              1 Year    5 Year    Inception         5 Year       Inception
Lipper Science & Technology Avg. Funds Classification*        -42.70%   -2.54%     -0.21%          -12.06%         -1.24%
Science & Technology Trust Series I                           -40.76%   -8.08%     -5.19%          -34.39%        -27.36%
Science & Technology Trust Series II+++                                                                           -39.81%

+++ Series II inception date: January 28, 2002
  * All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust.
 ** Performance does not reflect any insurance related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results. Total return would have been lower had operating expenses not been reduced.

                         PORTFOLIO MANAGER'S COMMENTARY

PERFORMANCE: For the year 2002, the Science & Technology Trust Series I returned -40.76%, outperforming the -42.70% return of the Lipper Science & Technology Avg. Funds Classification.

ENVIRONMENT: Stocks ended the period with their third consecutive annual loss, their worst performance since 1939-41, despite an overall gain in the final quarter.

Geopolitical tensions multiplied, pushing oil prices up and casting a pall over business and consumer confidence. Partly as a result, economic news remained decidedly mixed. The holiday shopping season in the United States was reportedly the worst in more than 30 years, as rising joblessness, reluctant hiring by business and the long bear market in stocks finally took their toll on consumers.

Yet bright spots remained, including robust productivity growth, rebounding corporate profits, and low interest rates, which helped businesses and consumers reduce their debt burdens. The Federal Reserve's half-point rate cut in November, and the federal government's planned tax cuts gave hope for the sputtering economic recovery.

The portfolio's return was aided by stock selection among semiconductor stocks. In software, a number of sizable positions held up better than the rest of the software group.

OUTLOOK: With the stock market down three years in a row, many investors have given up on stocks for the security of safer alternatives. However, investors stand the risk of losing out on the resurgence of high-quality stocks. A major underpinning of a modest stock market recovery is an improving U.S. economy, which we believe will occur slowly as 2003 begins. Continued low interest rates and mild inflation could also help fuel a rise in stock prices. The main drawback is geopolitical tension in Iraq, North Korea, and the Middle East. During the months ahead, we will continue to seek out companies, both on an absolute basis or relative to their peers, whose share prices do not fully reflect our expectations for 2003.

                              MID CAP GROWTH TRUST

INVESTMENT OBJECTIVE     To achieve capital appreciation by investing at least 80% of
  & POLICIES:            its net assets (plus any borrowings for investment purposes)
                         in common stocks of mid-sized companies. INVESCO defines
                         mid-sized companies as companies that are included in the
                         Russell Mid-Cap Growth Index at the time of purchase, or if not included in that Index, have market capitalizations of between $2.5 billion and $15 billion at the time of
                         purchase.
SUBADVISER:              INVESCO Funds Group, Inc.
PORTFOLIO MANAGER:       Timothy J. Miller
INCEPTION DATE:          April 30, 2001

         CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES MID CAP GROWTH TRUST

                                                               MID CAP GROWTH TRUST SERIES I       RUSSELL MIDCAP GROWTH INDEX
                                                               -----------------------------       ---------------------------
Apr. 2001                                                                 10000.00                           10000.00
May  2001                                                                  9816.00                            9953.00
Jun. 2001                                                                  9704.00                            9958.00
Jul. 2001                                                                  9040.00                            9287.00
Aug. 2001                                                                  8161.00                            8614.00
Sep. 2001                                                                  6512.00                            7190.00
Oct. 2001                                                                  7176.00                            7945.00
Nov. 2001                                                                  8120.00                            8801.00
Dec. 2001                                                                  8376.00                            9136.00
Jan. 2002                                                                  8232.00                            8839.00
Feb. 2002                                                                  7488.00                            8338.00
Mar. 2002                                                                  8120.00                            8974.00
Apr. 2002                                                                  7568.00                            8499.00
May  2002                                                                  7240.00                            8246.00
Jun. 2002                                                                  6440.00                            7336.00
Jul. 2002                                                                  5840.00                            6623.00
Aug. 2002                                                                  5744.00                            6600.00
Sep. 2002                                                                  5304.00                            6076.00
Oct. 2002                                                                  5856.00                            6546.00
Nov. 2002                                                                  6280.00                            7059.00
Dec. 2002                                                                  5832.00                            6632.00

                              PERFORMANCE TABLE**

                                                                   Average Annual Total Return         Cumulative Total Return
                                                                                      Since                     Since
Periods Ending December 31, 2002                                    1 Year          Inception                 Inception
Russell Midcap Growth Index*                                       -27.41%           -21.84%                   -33.68%
Mid Cap Growth Trust Series I                                      -30.37%           -27.58%                   -41.68%
Mid Cap Growth Trust Series II+++                                                                              -29.66%
+++ Series II inception date: January 28, 2002
  * All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust.
 ** Performance does not reflect any insurance related charges. If these charges were reflected, performance would be lower.
    Past performance does not predict future results.

                         PORTFOLIO MANAGER'S COMMENTARY

    PERFORMANCE: For the year 2002, the Mid Cap Growth Trust Series I returned -30.37%, underperforming the -27.41% return of the Russell Midcap Growth Index.

    ENVIRONMENT: Performance was hurt by the market's persistent risk aversion, a tone that kept growth stocks under pressure all year. The portfolio's exposure to companies that we deemed best positioned to capitalize on the economic recovery also contributed to its underperformance, when it became clear as the period progressed that the economy was not improving as quickly as we had anticipated. Consequently, many of our stocks came under pressure, and our technology and telecommunications stocks were hurt the most by these trends. The portfolio saw absolute declines in most sectors, as our exposure to the Industrial, Consumer Discretionary, Consumer Staples and Financial Services sectors all retreated.

    The portfolio's Health Care holdings also declined. However, our exposure in the sector outperformed, with several companies recording positive absolute performance. Performance also benefited from our overweight Energy stake, as persistently high oil prices supported stocks in the sector for most of the period.

    OUTLOOK: Going forward, we continue to be optimistic about the potential offered by our holdings. Although the portfolio underperformed during December, it performed well during the strong markets in October and November. We believe this suggests that the modest changes we made to its composition during the third quarter could translate into notable performance as the economy improves and stock markets stabilize.

                          MID CAP OPPORTUNITIES TRUST

INVESTMENT OBJECTIVE &   To achieve capital appreciation by investing at least 80% of
  POLICIES:              its net assets in common stocks and other equity securities of U.S. mid-size companies with a focus on stocks issued by companies believed by Putnam to be fast growing and likely to increase earnings over time.
SUBADVISER:              Putnam Investment Management, LLC
PORTFOLIO MANAGER:       Eric M. Wetlaufer
INCEPTION DATE:          April 30, 2001

         CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES MID CAP OPPORTUNITIES TRUST

                                                            MID CAP OPPORTUNITIES TRUST SERIES
                                                                            I                      RUSSELL MIDCAP GROWTH INDEX
                                                            ----------------------------------     ---------------------------
Apr. 2001                                                                10000.00                            10000.00
May  2001                                                                 9968.00                             9953.00
Jun. 2001                                                                 9784.00                             9958.00
Jul. 2001                                                                 8895.00                             9287.00
Aug. 2001                                                                 8208.00                             8614.00
Sep. 2001                                                                 6768.00                             7190.00
Oct. 2001                                                                 7376.00                             7945.00
Nov. 2001                                                                 8168.00                             8801.00
Dec. 2001                                                                 8472.00                             9136.00
Jan. 2002                                                                 8191.00                             8839.00
Feb. 2002                                                                 7728.00                             8338.00
Mar. 2002                                                                 8224.00                             8974.00
Apr. 2002                                                                 7912.00                             8499.00
May  2002                                                                 7665.00                             8246.00
Jun. 2002                                                                 6857.00                             7336.00
Jul. 2002                                                                 6233.00                             6623.00
Aug. 2002                                                                 6137.00                             6600.00
Sep. 2002                                                                 5625.00                             6076.00
Oct. 2002                                                                 6049.00                             6546.00
Nov. 2002                                                                 6353.00                             7059.00
Dec. 2002                                                                 5912.00                             6632.00

                              PERFORMANCE TABLE**

                                                                   Average Annual Total Return         Cumulative Total Return
                                                                                      Since                     Since
             Periods Ending December 31, 2002                       1 Year          Inception                 Inception
Russell Midcap Growth Index*                                       -27.41%           -21.84%                   -33.68%
Mid Cap Opportunities Trust Series I                               -30.22%           -26.98%                   -40.88%
Mid Cap Opportunities Trust Series II+++                                                                       -28.14%
+++ Series II inception date: January 28, 2002
  * All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust.
 ** Performance does not reflect any insurance related charges. If these charges were reflected, performance would be lower.
    Past performance does not predict future results.

                         PORTFOLIO MANAGER'S COMMENTARY

    PERFORMANCE: For the year 2002, the MidCap Opportunities Trust Series I returned -30.22%, underperforming the -27.41% return of the Russell Midcap Growth Index.

    ENVIRONMENT: The mid-cap growth market had a considerably weak year, led lower by the Technology, Health Care and Communication Services sectors. Fund performance was hurt most by holdings in the Software sector and by stock selection in the Electronics sector. While an overweight to the Financial sector helped, particularly in the banking area, stock selection and an overweight in Consumer Finance detracted. In Basic Materials, the portfolio's lack of exposure to metals was a negative. The portfolio benefited from strong stock selection in Utilities. Consumer Staples was beneficial, specifically in restaurants and distribution. Consumer Cyclicals, particularly commercial and consumer services, contributed to relative performance as well.

    OUTLOOK: The fourth-quarter equity market rally may prove more durable. Credit markets are in better shape, with spreads to Treasuries tightening. Economic data have been more positive. Geopolitical concerns and uncertainty about the outlook for profits and spending will temper positive influences.

    The portfolio remains overweight in Energy and Health Care. We have increased technology's overweight, emphasizing services. The portfolio's largest underweight is Consumer Cyclicals, primarily in commercial & consumer services, publishing, retail and toys. Consumer confidence remains fragile and we would like to see some evidence of better real income growth before committing more heavily to the sector.

                              DYNAMIC GROWTH TRUST

INVESTMENT OBJECTIVE     To achieve long-term growth of capital by investing
  & POLICIES:            primarily in equity securities of companies with significant capital appreciation potential, with an emphasis on medium size companies.
SUBADVISER:              Deutsche Asset Management
PORTFOLIO MANAGERS:      Bob Grandhi, Audrey M.T. Jones and Dorris R. Klug
INCEPTION DATE:          May 1, 2000++

         CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES DYNAMIC GROWTH TRUST

                                                               DYNAMIC GROWTH TRUST SERIES I       RUSSELL MIDCAP GROWTH INDEX
                                                               -----------------------------       ---------------------------
Apr. 2000                                                                 10000.00                           10000.00
May  2000                                                                  8960.00                            9271.00
Jun. 2000                                                                  9616.00                           10255.00
Jul. 2000                                                                  9032.00                            9606.00
Aug. 2000                                                                 10009.00                           11054.00
Sep. 2000                                                                  9416.00                           10514.00
Oct. 2000                                                                  8816.00                            9794.00
Nov. 2000                                                                  6081.00                            7666.00
Dec. 2000                                                                  6384.00                            8069.00
Jan. 2001                                                                  7416.00                            8530.00
Feb. 2001                                                                  5680.00                            7054.00
Mar. 2001                                                                  4984.00                            6045.00
Apr. 2001                                                                  5346.00                            7052.00
May  2001                                                                  4969.00                            7019.00
Jun. 2001                                                                  4616.00                            7023.00
Jul. 2001                                                                  4352.00                            6549.00
Aug. 2001                                                                  3975.00                            6075.00
Sep. 2001                                                                  3342.00                            5070.00
Oct. 2001                                                                  3558.00                            5603.00
Nov. 2001                                                                  3783.00                            6207.00
Dec. 2001                                                                  3815.00                            6443.00
Jan. 2002                                                                  3494.00                            6234.00
Feb. 2002                                                                  3310.00                            5881.00
Mar. 2002                                                                  3478.00                            6329.00
Apr. 2002                                                                  3398.00                            5994.00
May  2002                                                                  3294.00                            5816.00
Jun. 2002                                                                  3085.00                            5174.00
Jul. 2002                                                                  2813.00                            4671.00
Aug. 2002                                                                  2813.00                            4655.00
Sep. 2002                                                                  2700.00                            4284.00
Oct. 2002                                                                  2773.00                            4617.00
Nov. 2002                                                                  2861.00                            4978.00
Dec. 2002                                                                  2733.00                            4678.00

                              PERFORMANCE TABLE**

                                                              Average Annual Total Return         Cumulative Total Return
                                                                                 Since                     Since
              Periods Ending December 31, 2002                 1 Year          Inception                 Inception
Russell Midcap Growth Index*                                  -27.41%           -24.79%                   -53.22%
Dynamic Growth Trust Series I                                 -28.36%           -38.50%                   -72.67%
Dynamic Growth Trust Series II+++                                                                         -22.73%

  ++ Current subadviser assignment became effective November 25, 2002.
    +++ Series II inception date: January 28, 2002
  * All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust.
 ** Performance does not reflect any insurance related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

                         PORTFOLIO MANAGER'S COMMENTARY

    PERFORMANCE: For the year 2002, the Dynamic Growth Trust Series I returned -28.36%, underperforming the -27.41% return of the Russell Midcap Growth Index.

    ENVIRONMENT: In 2002, the Russell Midcap Value Index outperformed the Russell Midcap Growth Index at -9.65% vs. -27.41%. Within the growth index, only Materials, Energy and Consumer Staples had positive returns. The top two sectors, each representing approximately 25% of the index -- Information Technology, and Health Care -- returned -45.94% and -32.92% respectively.

    Positive contribution to the portfolio results for the year, were largely due to overweighting and positive stock selection in Industrials and Financials, among the better performing sectors.

    Despite being underweight among the worst performing sectors -- Health Care and Information Technology -- the portfolio was hurt by poor stock selection within biotech, semiconductor and communications equipment.

    OUTLOOK: We believe that mid-cap stocks offer compelling valuation compared to large cap stocks as mid-cap stock valuation measures have returned to their long-term average. We also expect that earnings recovery will continue in 2003 after a string of negative quarters which ended in March 2002. All this favors mid-cap growth stocks. In particular, we believe that business technology spending will recover in 2003 after two years of sharp decline while consumer spending may grow more slowly.

TAX MATTERS

         QUALIFICATION AS A REGULATED INVESTMENT COMPANY; DIVERSIFICATION REQUIREMENTS APPLICABLE TO INSURANCE COMPANY SEPARATE ACCOUNTS. The Trust intends to take the steps necessary to qualify each Portfolio as a regulated investment company under Subchapter M of the Code and believes that each Portfolio will so qualify. As a result of qualifying as a regulated investment company, each Portfolio will not be subject to U.S. federal income tax on its net investment income and net capital gain that it distributes to its shareholders in each taxable year provided that it distributes to its shareholders at least 90% of its net investment income for such taxable year. Net investment income is defined as investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid. Net capital gain is defined as the excess of its net realized long-term capital gain over its net realized short-term capital loss. Each portfolio is subject to a nondeductible 4% excise tax calculated as a percentage of certain undistributed amounts of ordinary income and capital gain net income. To the extent possible, each portfolio intends to make sufficient distributions to avoid the application of both corporate income and excise taxes.

         BECAUSE the Trust complies with the ownership restrictions of Treas. Reg. Section 1.817-5(f) (no direct ownership by the public), each insurance company separate account will be treated as owning its proportionate share of the assets of any Portfolio in which it invests, provided that the Portfolio qualifies as a regulated investment company. Therefore, each Portfolio intends to meet the additional diversification requirements that are applicable to insurance company separate accounts under Subchapter L of the Code. These requirements generally provide that no more than 55% of the value of the assets of a Portfolio may be represented by any one investment; no more than 70% by any two investments; no more than 80% by any three investments; and no more than 90% by any four investments. For these purposes, all securities of the same issuer are treated as a single investment and each United States government agency or instrumentality is treated as a separate issuer.

         If a Portfolio failed to qualify as a regulated investment company, owners of contracts based on the Portfolio:

    - would be treated as owning shares of the Portfolio (rather than their proportionate share of the assets of such Portfolio) for purposes of the diversification requirements under Subchapter L of the Code, and as a result might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral, and

    - the Portfolio would incur regular corporate federal income tax on its taxable income for that year and be subject to certain distribution requirements upon requalification.

         In addition, if a Portfolio failed to comply with the diversification requirements of the regulations under Subchapter L of the Code, owners of contracts based on the Portfolio might be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral. Accordingly, compliance with the above rules is carefully monitored by the Adviser and the subadvisers to the Portfolios and it is intended that the Portfolios will comply with these rules as they exist or as they may be modified from time to time. Compliance with the tax requirements described above may result in a reduction in the return under a Portfolio, since, to comply with the above rules, the investments utilized (and the time at which such investments are entered into and closed out) may be different from what the subadvisers might otherwise believe to be desirable.

         FOREIGN INVESTMENTS. Portfolios investing in foreign securities or currencies may be required to pay withholding or other taxes to foreign governments. Foreign tax withholding from dividends and interest, if any, is generally imposed at a rate between 10% and 35%. The investment yield of any Portfolio that invests in foreign securities or currencies will be reduced by these foreign taxes.

         TAX IMPLICATIONS FOR INSURANCE CONTRACTS WITH INVESTMENTS ALLOCATED TO THE TRUST. For information regarding the tax implications for the purchaser of a variable annuity or life insurance contract who allocates investments to a Portfolio of the Trust, please refer to the prospectus for the contract.

         The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect. It is not intended to be a complete explanation or a substitute for consultation with individual tax advisors. The Code and Regulations are subject to change, possibly with retroactive effect. For additional information on taxes, see "Additional Information Concerning Taxes" in the Statement of Additional Information.

                              FINANCIAL STATEMENTS

         The financial statements of the Trust and the financial highlights of the Acquiring Portfolios and the Transferor Portfolios for the fiscal year ended December 31, 2002 included with and incorporated by reference into this Prospectus/Proxy Statement have been so included and incorporated by reference in reliance on the report of PricewaterhouseCoopers LLP, independent accountants.

         The performance information included in the financial highlights does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower.

                                  LEGAL MATTERS

         Certain matters concerning the issuance of shares of the Acquiring Portfolios will be passed upon by Betsy Anne Seel, Esq., Assistant Vice President and Senior Counsel, U.S. Operations Law Department, Manulife Financial. Certain tax consequences of the Reorganization will be passed upon by Jorden Burt LLP, 1025 Thomas Jefferson Street, N.W., Washington, D.C. 20007-5208.

                                  OTHER MATTERS

         The Board does not know of any matters to be presented at the Meeting other than those mentioned in this Prospectus/Proxy Statement. If any other matters properly come before the Meeting, the shares represented by proxies will be voted in accordance with the best judgment of the person or persons voting the proxies.

         The Trust is not required to hold annual meetings of shareholders and, therefore, it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust a reasonable time before the Trust's solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.

                        BY ORDER OF THE BOARD OF TRUSTEES

April 2, 2003
Boston, Massachusetts

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE.

                                    APPENDIX

DEBT SECURITY RATINGS

STANDARD & POOR'S RATINGS GROUP ("S&P")

Commercial Paper:

A-1 The rating A-1 is the highest rating assigned by S&P to commercial paper. This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

A-2 Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high for issuers designated "A-1."

Bonds:

AAA               Debt rated AAA has the highest rating assigned by S&P.
                  Capacity to pay interest and repay principal is extremely strong.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB-B-CCC
  -CC Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D Bonds rated D are in default. The D category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired. The D rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

         The ratings set forth above may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")

Commercial Paper:

P-1 The rating P-1 is the highest commercial paper rating assigned by Moody's. Issuers rated P-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. P-1 repayment capacity will normally be evidenced by the following characteristics: (1) leading market positions in established industries; (2) high rates of return on funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of alternate liquidity.

P-2 Issuers rated P-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Bonds:

Aaa Bonds which are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa by Moody's are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A by Moody's possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa by Moody's are considered as medium grade obligations, that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

B Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance and other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Moody's applies numerical modifiers "1," "2" and "3" to certain of its rating classifications. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

                                                                       EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION

         THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Plan") is made this ___ day of ___________, 2003, by Manufacturers Investment Trust (the "Trust"), a Massachusetts business trust, on behalf of the Telecommunications Trust, the Internet Technologies Trust, the Mid Cap Growth Trust and the Mid Cap Opportunities Trust (collectively, the "Transferor Portfolios") and the Science & Technology Trust and the Dynamic Growth Trust (collectively, the "Acquiring Portfolios").

         The following table depicts each specific Transferor Portfolio and the corresponding Acquiring Portfolio with which such Transferor Portfolio will be combined.

Transferor Portfolio                  Acquiring Portfolio
--------------------                  -------------------
Telecommunications Trust           Science & Technology Trust
Internet Technologies Trust        Science & Technology Trust

Mid Cap Growth Trust               Dynamic Growth Trust
Mid Cap Opportunities Trust        Dynamic Growth Trust

         WHEREAS, the Board of Trustees of the Trust has determined that the transfer of all of the assets and liabilities of each Transferor Portfolio to the corresponding Acquiring Portfolio, noted above, is in the best interests of each Transferor Portfolio and the corresponding Acquiring Portfolio, as well as the best interests of shareholders and owners of variable life and annuity contracts funded by shares of the Transferor Portfolios and the Acquiring Portfolios, and that the interests of existing shareholders and contract owners would not be diluted as a result of this transaction;

         WHEREAS, the Trust intends to provide for the reorganization of the Transferor Portfolios (the "Reorganization") through the acquisition by each of the Acquiring Portfolios of all of the assets, subject to all of the liabilities, of each of its corresponding Transferor Portfolios in exchange for Series I and Series II shares of beneficial interest, par value $.01 per share, of such Acquiring Portfolio (the "Acquiring Portfolio Shares"), the liquidation of the Transferor Portfolios and the distribution to Transferor Portfolio shareholders of such Acquiring Portfolio Shares, all pursuant to the provisions of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code");

         NOW, THEREFORE, in consideration of the mutual promises herein contained, the Transferor Portfolios and the Acquiring Portfolios hereto agree as follows:

1. TRANSFER OF ASSETS OF THE TRANSFEROR PORTFOLIOS IN EXCHANGE FOR THE ACQUIRING PORTFOLIO SHARES AND LIQUIDATION OF THE TRANSFEROR PORTFOLIOS

     (a) Plan of Reorganization.

     (i) The Trust on behalf of each Transferor Portfolio listed above, will convey, transfer and deliver the assets of each Transferor Portfolio to the Acquiring Portfolio set forth opposite its name in the table above (each such Acquiring Portfolio being the "Corresponding Acquiring Portfolio" of the Transferor Portfolio set forth opposite its name, and each such Transferor Portfolio being the "Corresponding Transferor Portfolio" of the Acquiring Portfolio set forth opposite its name) all of the then existing assets of such Transferor Portfolio (consisting, without limitation, of portfolio securities and instruments, dividend and interest receivables, cash and other assets). In consideration thereof, the Trust on behalf of each Acquiring Portfolio will (A) assume and pay, to the extent that they exist on or after the Effective Time of the Reorganization (as defined in Section 1(b)(i) hereof), all of the obligations and liabilities of the Corresponding Transferor Portfolio and (B) issue and deliver to the Corresponding Transferor Portfolio that number of full and fractional Series I and Series II shares of the Corresponding Acquiring Portfolio as determined in Section 1(c) hereof. Any Series I and Series II shares of capital stock (if any), par value $.01 per share, of the Transferor Portfolios ("Transferor Portfolio Shares") held in the treasury of the Trust at the Effective Time of the Reorganization shall thereupon be retired. Such transactions shall take place on the date provided for in Section 1(b) hereof (the "Exchange Date"). All computations for the Transferor Portfolios and the Acquiring Portfolios shall be performed by State Street Bank and Trust Company (the "Custodian"), as custodian and pricing agent for the Transferor Portfolios and the Acquiring Portfolios. The determination of said Custodian shall be conclusive and binding on all parties in interest.

      (ii) As of the Effective Time of the Reorganization, each Transferor Portfolio will liquidate and distribute pro rata to its shareholders of record ("Transferor Portfolio shareholders") as of the Effective Time of the Reorganization the Acquiring Portfolio Shares received by such Transferor Portfolio pursuant to Section 1(a)(i) in actual or constructive exchange for the shares of the Transferor Portfolio held by the Transferor Portfolio shareholders. The holders of Series I and Series II shares of each Transferor Portfolio will receive, respectively, Series I and Series II shares of the Corresponding Acquiring Portfolio. Such liquidation and distribution will be accomplished by the transfer of the Corresponding Acquiring Portfolio Shares then credited to the account of each Transferor Portfolio on the books of the Corresponding Acquiring Portfolio, to open accounts on the share records of the Corresponding Acquiring Portfolio in the names of the Transferor Portfolio shareholders and representing the respective pro-rata number of the Acquiring Portfolio Shares due such shareholders. The Acquiring Portfolios will not issue certificates representing the Acquiring Portfolio Shares in connection with such exchange.

     (iii) As soon as practicable after the Effective Time of the Reorganization, the Trust shall take all the necessary steps under Massachusetts law, the Trust's Declaration of Trust and any other applicable law to effect a complete dissolution of the Transferor Portfolios.

     (iv) The Reorganization shall occur as to each Transferor Portfolio only if it also occurs as to the other Transferor Portfolio having the same Corresponding Acquiring Portfolio.

     (b) Exchange Date and Effective Time of the Reorganization.

     (i) Subject to the satisfaction of the conditions to the Reorganization specified in this Plan, the Reorganization shall occur as to each Transferor Portfolio (provided it also occurs as to the other Transferor Portfolio having the same Corresponding Acquiring Portfolio) as of the close of regularly scheduled trading on the New York Stock Exchange (the "Effective Time of the Reorganization") on the day (the "Exchange Date") which is the later of (A) the final adjournment of the meeting of the holders of Transferor Portfolio shares at which this Plan will be considered, (B) immediately after the close of business on May 2, 2003 and (C) such later day as the Trust may determine.

     (ii) All acts taking place on the Exchange Date shall be deemed to take place simultaneously as of the Effective Time of the Reorganization unless otherwise provided.

     (iii) In the event that on the proposed Exchange Date (A) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or (B) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate valuation of the net assets of the Acquiring Portfolios or the Transferor Portfolios is impracticable, the Exchange Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

     (iv) On the Exchange Date, portfolio securities of the Transferor Portfolios shall be transferred by the Custodian to the accounts of the Corresponding Acquiring Portfolios duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers, and shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof.

     (c) Valuation.

     (i) The net asset value per share of the Series I and Series II shares of each Acquiring Portfolio and the net value of the assets of each Corresponding Transferor Portfolio to be transferred in exchange for such Series I and Series II shares shall be determined as of the Effective Time of the Reorganization. The net asset value per share of the Series I and Series II shares of the Acquiring Portfolios shall be computed by the Custodian in the manner set forth in the Trust's Declaration of Trust or By-laws and then current prospectus and statement of additional information and shall be computed to not less than two decimal places. The net value of the assets of each Transferor Portfolio to be transferred shall be computed by the Custodian by calculating the value of the assets of the Transferor Portfolio and by subtracting therefrom the amount of the liabilities assigned and transferred to the Corresponding Acquiring Portfolio, said assets and liabilities to be valued in the manner set forth in the Trust's Declaration of Trust or By-laws and then current prospectus and statement of additional information.

     (ii) The number of Series I and Series II shares of the Acquiring Portfolios to be issued (including fractional shares, if any) by each Acquiring Portfolio in exchange for each Corresponding Transferor Portfolio's assets shall be determined by dividing the net value of the assets of such Transferor Portfolio attributable to shares of each class and to be transferred by the net asset value per shares of the corresponding Series I and Series II shares of such Acquiring Portfolio, both as determined in accordance with Section 1(c)(i).

     (iii) All computations of value shall be made by the Custodian in accordance with its regular practice as pricing agent for the Acquiring Portfolios and the Transferor Portfolios.

2. REPRESENTATIONS AND WARRANTIES OF THE ACQUIRING PORTFOLIOS

     Each of the Acquiring Portfolios represents and warrants as follows:

     (a) Organization, Existence, etc. The Trust is a business trust that is duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to carry on its business as it is now being conducted. Each Acquiring Portfolio is a validly existing series of shares of such business trust representing interests therein under the laws of Massachusetts. Each of the Acquiring Portfolios and the Trust has all necessary federal, state and local authorization to own all of its properties and assets and to carry on its business as now being conducted.

     (b) Registration as Investment Company. The Trust is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end investment company of the management type; such registration has not been revoked or rescinded and is in full force and effect.

     (c) Current Offering Documents. The current prospectus of the Trust dated May 1, 2002, and the current statement of additional information of the Trust dated October 7, 2002, as each may be supplemented or amended, included in the Trust's registration statement on Form N-1A filed with the Securities and Exchange Commission ("Commission"), comply in all material respects with the requirements of the Securities Act of 1933, as amended (the "Securities Act") and the Act and do not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     (d) Capitalization. The Trust has an unlimited number of authorized shares of beneficial interest, par value $.01 per share, of which as of January 27, 2003 there were outstanding the following numbers of shares of the Acquiring
Portfolios: 46,768,203 Series I shares and 1,548,003 Series II shares of the Science & Technology Trust and 18,624,172 Series I shares and 1,293,514 Series II shares of the Dynamic Growth Trust, and no shares of such portfolios were held in the treasury of the Trust. All of the outstanding shares of the Trust have been duly authorized and are validly issued, fully paid and nonassessable (except as disclosed in the Trust's prospectus and recognizing that under Massachusetts law, shareholders of a Trust portfolio could, under certain circumstances, be held personally liable for the obligations of such Trust portfolio). Because the Trust is an open-end investment company engaged in the continuous offering and redemption of its shares, the number of outstanding shares may change prior to the Effective Time of the

Reorganization. All of the issued and outstanding shares of each of the Acquiring Portfolios have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act and applicable state securities laws.

     (e) Financial Statements. The financial statements of the Trust for the fiscal year ended December 31, 2002, which have been audited by PricewaterhouseCoopers LLP, fairly present the financial position of the Acquiring Portfolios as of the dates thereof and the respective results of operations and changes in net assets for each of the periods indicated in accordance with generally accepted accounting principles ("GAAP").

     (f) Shares to be Issued Upon Reorganization. The Acquiring Portfolio Shares to be issued in connection with the Reorganization will be duly authorized and upon consummation of the Reorganization will be validly issued, fully paid and nonassessable (except as disclosed in the Trust's prospectus and recognizing that under Massachusetts law, shareholders of a Trust portfolio could, under certain circumstances, be held personally liable for the obligations of such portfolio).

     (g) Authority Relative to this Plan. The Trust, on behalf of the Acquiring Portfolios, has the power to enter into this Plan and to carry out its obligations hereunder. The execution and delivery of this Plan and the consummation of the transactions contemplated hereby have been duly authorized by the Trust's Board of Trustees and no other proceedings by the Trust other than those contemplated under this Plan are necessary to authorize its officers to effectuate this Plan and the transactions contemplated hereby. The Trust is not a party to or obligated under any provision of its Declaration of Trust or By-laws, or under any indenture or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by or which would prevent its execution and performance of this Plan in accordance with its terms.

     (h) Liabilities. There are no liabilities of the Acquiring Portfolios, whether actual or contingent and whether or not determined or determinable, other than liabilities disclosed or provided for in the Trust's Financial Statements with respect to the Acquiring Portfolios and liabilities incurred in the ordinary course of business subsequent to December 31, 2002 or otherwise previously disclosed to the Trust with respect to the Acquiring Portfolios, none of which has been materially adverse to the business, assets or results of operations of the Acquiring Portfolios.

     (i) No Material Adverse Change. Since December 31, 2002, there has been no material adverse change in the financial condition, results of operations, business, properties or assets of the Acquiring Portfolios, other than those occurring in the ordinary course of business (for these purposes, a decline in net asset value and a decline in net assets due to redemptions do not constitute a material adverse change).

     (j) Litigation. There are no claims, actions, suits or proceedings pending or, to the knowledge of the Trust, threatened which would adversely affect the Trust or the Acquiring Portfolios' assets or business or which would prevent or hinder consummation of the transactions contemplated hereby, there are no facts which would form the basis for the institution of administrative proceedings against the Trust or the Acquiring Portfolios and, to the knowledge of the Trust, there are no regulatory investigations of the Trust or the Acquiring Portfolios, pending or threatened, other than routine inspections and audits.

     (k) Contracts. No default exists under any material contract or other commitment to which the Trust, on behalf of any Acquiring Portfolio, is subject.

     (l) Taxes. The federal income tax returns of the Trust with respect to each Acquiring Portfolio, and all other income tax returns required to be filed by the Trust with respect to each Acquiring Portfolio, have been filed for all taxable years to and including December 31, 2001, and all taxes payable pursuant to such returns have been paid. To the knowledge of the Trust, no such return is under audit and no assessment has been asserted in respect of any such return. All federal and other taxes owed by the Trust with respect to the Acquiring Portfolios have been paid so far as due. The Trust and each Acquiring Portfolio currently are, and will continue to be up until and at the Exchange Date, in compliance with Section 817(h) of the Internal Revenue Code of 1986, as amended (the " Code").

     (m) No Approvals Required. Except for the Registration Statement (as defined in Section 4(a) hereof) and the approval of the Transferor Portfolios' shareholders (referred to in Section 6(a) hereof), no consents, approvals, authorizations, registrations or exemptions under federal or state laws are necessary for the consummation by the Trust of the Reorganization, except such as have been obtained as of the date hereof.

3. REPRESENTATIONS AND WARRANTIES OF THE TRANSFEROR PORTFOLIOS

     Each of the Transferor Portfolios represents and warrants as follows:

     (a) Organization, Existence, etc. The Trust is a business trust that is duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to carry on its business as it is now being conducted. Each Transferor Portfolio is a validly existing series of shares of such business trust representing interests therein under the laws of Massachusetts. Each of the Transferor Portfolios and the Trust has all necessary federal, state and local authorization to own all of its properties and assets and to carry on its business as now being conducted.

     (b) Registration as Investment Company. The Trust is registered under the Act as an open-end investment company of the management type; such registration has not been revoked or rescinded and is in full force and effect.

     (c) Current Offering Documents. The current prospectus of the Trust dated May 1, 2002, and the current statement of additional information of the Trust dated October 7, 2002, as each may be supplemented or amended, included in the Trust's registration statement on Form N-1A filed with the Commission, comply in all material respects with the requirements of the Securities Act and the Act and do not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     (d) Capitalization. The Trust has an unlimited number of authorized shares of beneficial interest, par value $.01 per share, of which as of January 27, 2003 there were outstanding the following numbers of shares of the Transferor
Portfolios: 2,774,827 Series I shares and 723,184 Series II shares of the Telecommunications Trust, 10,746,163 Series I shares and 1,149,989 Series II shares of the Internet Technologies Trust, 4,459,705 Series I shares and 1,239,689 Series II shares of the Mid Cap Growth Trust and 2,357,666 Series I shares and 693,464 Series II shares of the Mid Cap Opportunities Trust, and no shares of such portfolios were held in the treasury of the Trust. All of the outstanding shares of the Trust have been duly authorized and are validly issued, fully paid and nonassessable (except as disclosed in the Trust's prospectus and recognizing that under Massachusetts law, shareholders of a Trust portfolio could, under certain circumstances, be held personally liable for the obligations of such Trust portfolio). Because the Trust is an open-end investment company engaged in the continuous offering and redemption of its shares, the number of outstanding shares may change prior to the Effective Time of the Reorganization. All such shares will, at the Exchange Date, be held by the shareholders of record of the Transferor Portfolios as set forth on the books and records of the Trust in the amounts set forth therein, and as set forth in any list of shareholders of record provided to the Acquiring Portfolios for purposes of the Reorganization, and no such shareholders of record will have any preemptive rights to purchase any Transferor Portfolio shares, and the Transferor Portfolios do not have outstanding any options, warrants or other rights to subscribe for or purchase any Transferor Portfolio shares (other than any existing dividend reinvestment plans of the Transferor Portfolios or as set forth in this Plan), nor are there outstanding any securities convertible into any shares of the Transferor Portfolios (except pursuant to any existing exchange privileges described in the current prospectus and statement of additional information of the Trust). All of each Transferor Portfolio's issued and outstanding shares have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act and applicable state securities laws.

     (e) Financial Statements. The Trust's Financial Statements fairly present the financial position of the Transferor Portfolios as of the dates thereof and the respective results of operations and changes in net assets for each of the periods indicated in accordance with GAAP.

     (f) Authority Relative to this Plan. The Trust, on behalf of the Transferor Portfolios, has the power to enter into this Plan and to carry out its obligations hereunder. The execution and delivery of this Plan and the consummation of the transactions contemplated hereby have been duly authorized by the Trust's Board of Trustees and no other proceedings by the Trust other than those contemplated under this Plan are necessary to authorize its officers to effectuate this Plan and the transactions contemplated hereby. The Trust is not a party to or obligated under any provision of its Declaration of Trust or By-laws, or under any indenture or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by or which would prevent its execution and performance of this Plan in accordance with its terms.

     (g) Liabilities. There are no liabilities of the Transferor Portfolios, whether actual or contingent and whether or not determined or determinable, other than liabilities disclosed or provided for in the Trust's Financial Statements with respect to the Transferor Portfolios and liabilities incurred in the ordinary course of business subsequent to December 31, 2002 or otherwise previously disclosed to the Trust with respect to the Transferor Portfolios, none of which has been materially adverse to the business, assets or results of operations of the Transferor Portfolios.

     (h) No Material Adverse Change. Since December 31, 2002, there has been no material adverse change in the financial condition, results of operations, business, properties or assets of the Transferor Portfolios, other than those occurring in the ordinary course of business (for these purposes, a decline in net asset value and a decline in net assets due to redemptions do not constitute a material adverse change).

     (i) Litigation. There are no claims, actions, suits or proceedings pending or, to the knowledge of the Trust, threatened which would adversely affect the Trust or the Transferor Portfolios' assets or business or which would prevent or hinder consummation of the transactions contemplated hereby, there are no facts which would form the basis for the institution of administrative proceedings against the Trust or the Transferor Portfolios and, to the knowledge of the Trust, there are no regulatory investigations of the Trust or the Transferor Portfolios, pending or threatened, other than routine inspections and audits.

     (j) Contracts. The Trust, on behalf of the Transferor Portfolios, is not subject to any contracts or other commitments (other than this Plan) which will not be terminated with respect to the Transferor Portfolios without liability to the Trust or the Transferor Portfolios as of or prior to the Effective Time of the Reorganization.

     (k) Taxes. The federal income tax returns of the Trust with respect to each Transferor Portfolio, and all other income tax returns required to be filed by the Trust with respect to each Transferor Portfolio, have been filed for all taxable years to and including December 31, 2001, and all taxes payable pursuant to such returns have been paid. To the knowledge of the Trust, no such return is under audit and no assessment has been asserted in respect of any such return. All federal and other taxes owed by the Trust with respect to the Transferor Portfolios have been paid so far as due. The Trust and each Transferor Portfolio currently are, and will continue to be up until and at the Exchange Date, in compliance with Section 817(h) of the Code.

     (l) No Approvals Required. Except for the Registration Statement (as defined in Section 4(a) hereof) and the approval of the Transferor Portfolios' shareholders referred to in Section 6(a) hereof, no consents, approvals, authorizations, registrations or exemptions under federal or state laws are necessary for the consummation by the Trust of the Reorganization, except such as have been obtained as of the date hereof.

4. COVENANTS OF THE ACQUIRING PORTFOLIOS

     Each of the Acquiring Portfolios covenants to the following:

     (a) Registration Statement. On behalf of the Acquiring Portfolios, the Trust shall file with the Commission a Registration Statement on Form N-14 (the "Registration Statement") under the Securities Act relating to the Acquiring Portfolio Shares issuable hereunder and the proxy statement of the Transferor Portfolios relating to the meeting of the Transferor Portfolios' shareholders referred to in Section 5(a) herein. At the time the Registration Statement becomes effective, the Registration Statement (i) will comply in all material respects with the provisions of the Securities Act and the rules and regulations of the Commission thereunder (the "Regulations") and
(ii) will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time the Registration Statement becomes effective, at the time of the Transferor Portfolios shareholders' meeting referred to in Section 5(a) hereof, and at the Effective Time of the Reorganization, the prospectus/proxy statement (the "Prospectus") and statement of additional information (the "Statement of Additional Information") included therein, as amended or supplemented by any amendments or supplements filed by the Trust, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     (b) Cooperation in Effecting Reorganization. The Acquiring Portfolios agree to use all reasonable efforts to effectuate the Reorganization, to continue in operation thereafter, and to obtain any necessary regulatory approvals for the Reorganization. The Acquiring Portfolios shall furnish such data and information relating to each Acquiring Portfolio as shall be reasonably requested for inclusion in the information to be furnished to the Transferor Portfolio shareholders in connection with the meeting of the Transferor Portfolios' shareholders for the purpose of acting upon this Plan and the transactions contemplated herein.

     (c) Operations in the Ordinary Course. Except as otherwise contemplated by this Plan, each of the Acquiring Portfolios shall conduct its business in the ordinary course until the consummation of the Reorganization, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions.

5. COVENANTS OF THE TRANSFEROR PORTFOLIOS

     Each of the Transferor Portfolios covenants to the following:

     (a) Meeting of the Transferor Portfolios' Shareholders. The Trust shall call and hold a meeting of the shareholders of each Transferor Portfolio for the purpose of acting upon this Plan and the transactions contemplated herein.

     (b) Portfolio Securities. With respect to the assets to be transferred in accordance with Section 1(a), each Transferor Portfolio's assets shall consist of all property and assets of any nature whatsoever, including, without limitation, all cash, cash equivalents, securities, claims and receivables (including dividend and interest receivables) owned, and any deferred or prepaid expenses shown as an asset on the Trust's books. At least five (5) business days prior to the Exchange Date, each Transferor Portfolio will provide the Trust, for the benefit of each Corresponding Acquiring Portfolio, with a list of its assets and a list of its stated liabilities. Each Transferor Portfolio shall have the right to sell any of the securities or other assets shown on the list of assets prior to the Exchange Date but will not, without the prior approval of the Trust, on behalf of the Corresponding Acquiring Portfolio, respectively, acquire any additional securities other than securities which the Corresponding Acquiring Portfolio is permitted to purchase, pursuant to its investment objective and policies or otherwise (taking into consideration its own portfolio composition as of such date). In the event that any Transferor Portfolio holds any investments that its Corresponding Acquiring Portfolio would not be permitted to hold, the Transferor Portfolio will dispose of such securities prior to the Exchange Date to the extent practicable and to the extent that its shareholders would not be materially affected in an adverse manner by such a disposition. In addition, the Trust will prepare and deliver immediately prior to the Effective Time of the Reorganization, a Statement of Assets and Liabilities of each Transferor Portfolio, prepared in accordance with GAAP (each, a "Schedule"). All securities to be listed in the Schedule for a Transferor Portfolio as of the Effective Time of the Reorganization will be owned by such Transferor Portfolio free and clear of any liens, claims, charges, options and encumbrances, except as indicated in such Schedule, and, except as so indicated, none of such securities is or, after the

Reorganization as contemplated hereby, will be subject to any restrictions, legal or contractual, on the disposition thereof (including restrictions as to the public offering or sale thereof under the Securities Act) and, except as so indicated, all such securities are or will be readily marketable.

     (c) Registration Statement. In connection with the preparation of the Registration Statement, the Transferor Portfolios will cooperate with the Acquiring Portfolios and will furnish to the Trust the information relating to the Transferor Portfolios required by the Securities Act and the Regulations to be set forth in the Registration Statement (including the Prospectus and Statement of Additional Information). At the time the Registration Statement becomes effective, the Registration Statement, insofar as it relates to the Transferor Portfolios, (i) will comply in all material respects with the provisions of the Securities Act and the Regulations and (ii) will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time the Registration Statement becomes effective, at the time of the Transferor Portfolios' shareholders' meeting referred to in Section 5(a) and at the Effective Time of the Reorganization, the Prospectus and Statement of Additional Information, as amended or supplemented by any amendments or supplements filed by the Trust, insofar as they relate to the Transferor Portfolios, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the Registration Statement, Prospectus or Statement of Additional Information made in reliance upon and in conformity with information furnished by the Transferor Portfolios for use in the Registration Statement, Prospectus or Statement of Additional Information as provided in this
Section 5(c).

     (d) Cooperation in Effecting Reorganization. The Transferor Portfolios agree to use all reasonable efforts to effectuate the Reorganization and to obtain any necessary regulatory approvals for the Reorganization.

     (e) Operations in the Ordinary Course. Except as otherwise contemplated by this Plan, each of the Transferor Portfolios shall conduct its business in the ordinary course until the consummation of the Reorganization, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions.

     (f) Statement of Earnings and Profits. As promptly as practicable, but in any case within 60 days after the Exchange Date, the Trust on behalf of each Transferor Portfolio, shall prepare a statement of the earnings and profits of each Transferor Portfolio for federal income tax purposes, and of any capital loss carryovers and other items that the Acquiring Portfolios will succeed to and take into account as a result of Section 381 of the Code.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TRANSFEROR PORTFOLIOS

The obligations of each Transferor Portfolio with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions:

     (a) Approval by the Transferor Portfolios' Shareholders. This Plan and the transactions contemplated by the Reorganization shall have been approved by the requisite vote of the shares of each Transferor Portfolio entitled to vote on the matter ("Transferor Shareholder Approval").

     (b) Covenants, Warranties and Representations. Each of the Acquiring Portfolios shall have complied with each of its covenants contained herein, each of the representations and warranties contained herein shall be true in all material respects as of the Effective Time of the Reorganization (except as otherwise contemplated herein), and there shall have been no material adverse change (as described in Section 2(i)) in the financial condition, results of operations, business, properties or assets of each of the Acquiring Portfolios since December 31, 2002.

     (c) Regulatory Approval. The Registration Statement shall have been declared effective by the Commission and no stop orders under the Securities Act pertaining thereto shall have been issued and all other approvals, registrations, and exemptions under federal and state laws considered to be necessary shall have been obtained (collectively, the "Regulatory Approvals").

      (d) Tax Opinion. The Trust shall have received the opinion of Jorden Burt LLP, dated on or before the Exchange Date, addressed to and in form and substance satisfactory to the Trust, as to certain of the federal income tax consequences under the Code of the Reorganization, insofar as it relates to each Transferor Portfolio and its Corresponding Acquiring Portfolio (the "Tax Opinion"). For purposes of rendering the Tax Opinion, Jorden Burt LLP may rely exclusively and without independent verification, as to factual matters, upon the statements made in this Plan, the Prospectus and Statement of Additional Information, and upon such other written representations as the President or Treasurer of the Trust will have verified as of the Effective Time of the Reorganization. The Tax Opinion will be to the effect that, based on the facts and assumptions therein, for federal income tax purposes: (i) the Reorganization will constitute a reorganization within the meaning of Section 368(a)(1) of the Code with respect to each Transferor Portfolio and its Corresponding Acquiring Portfolio; (ii) no gain or loss will be recognized by any of the Transferor Portfolios or the Corresponding Acquiring Portfolios upon the transfer of all of the assets and liabilities, if any, of each Transferor Portfolio to its corresponding Acquiring Portfolio solely in exchange for shares of the Acquiring Portfolio or upon the distribution of the shares of the Acquiring Portfolio to the holders of shares of the Transferor Portfolio solely in exchange for all of their shares of the Transferor Portfolio; (iii) no gain or loss will be recognized by shareholders of any of the Transferor Portfolios upon the exchange of such Transferor Portfolio's shares solely for shares of the Corresponding Acquiring Portfolio; (iv) the holding period and tax basis of the shares of each Acquiring Portfolio received by each holder of shares of the Corresponding Transferor Portfolio pursuant to the Reorganization will be the same as the holding period and tax basis of the shares of the Transferor Portfolio held by the shareholder (provided the shares of the Transferor Portfolios were held as a capital asset on the date of the Reorganization) immediately prior to the Reorganization; and (v) the holding period and tax basis of the assets of each of the Transferor Portfolios acquired by its Corresponding Acquiring Portfolio will be the same as the holding period and tax basis of those assets to each of the Transferor Portfolios immediately prior to the Reorganization.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING PORTFOLIOS

The obligations of each Acquiring Portfolio with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions:

     (a) Approval by the Transferor Portfolios' Shareholders. The Transferor Shareholder Approval shall have been obtained with respect to both Corresponding Transferor Portfolios.

     (b) Covenants, Warranties and Representations. Each of the Transferor Portfolios shall have complied with each of its covenants contained herein, each of the representations and warranties contained herein shall be true in all material respects as of the Effective Time of the Reorganization (except as otherwise contemplated herein), and there shall have been no material adverse change (as described in Section 3(h) in the financial condition, results of operations, business, properties or assets of each of the Transferor Portfolios since December 31, 2002.

     (c) Portfolio Securities. All securities to be acquired by each Acquiring Portfolio in the Reorganization shall have been approved for acquisition by Manulife Securities (or, at the discretion of Manulife Securities, by the subadviser for such Acquiring Portfolio) as consistent with the investment policies of such Acquiring Portfolio.

     (d) Regulatory Approval. The Regulatory Approvals shall have been obtained.

     (e) Distribution of Income and Gains. The Trust on behalf of the Transferor Portfolios shall have distributed to the shareholders of each Transferor Portfolio all of such Transferor Portfolio's investment company taxable income (without regard to the deductions for dividends paid) as defined in Section 852(b)(2) of the Code for its taxable year ending on the Exchange Date and all of its net capital gain as such term is used in Section 852(b)(3) of the Code, after reduction by any capital loss carryforward, for its taxable year ending on the Exchange Date.

     (f) Tax Opinion. The Trust shall have received the Tax Opinion.

8. AMENDMENTS; TERMINATIONS; NO SURVIVAL OF COVENANTS, WARRANTIES AND REPRESENTATIONS

     (a) Amendments. The Trust may, by an instrument in writing authorized by the Board of Trustees, amend this Plan at any time before or after approval hereof by the shareholders of the Transferor Portfolios, but after such approval, no amendment shall be made which substantially changes the terms hereof.

     (b) Waivers. At any time prior to the Effective Time of the Reorganization, The Trust, on behalf of any or all of the Transferor Portfolios and Acquiring Portfolios, may by written instrument signed by it (i) waive any inaccuracies in the representations and warranties made to any such Portfolio contained herein and (ii) waive compliance with any of the covenants or conditions made for the benefit of any such Portfolio contained herein, except that conditions set forth in Sections 6(c) and 7(d) may not be waived.

     (c) Termination. This Plan may be terminated by the Trust, as to any or all of the Transferor Portfolios and the Acquiring Portfolios, at any time prior to the Effective Time of the Reorganization, whether before or after approval of this Plan by the shareholders of the Transferor Portfolios, without liability on the part of any party hereto, its Trustees, officers or shareholders, in the event that the Board of Trustees determines that proceeding with this Plan is not in the best interests of the shareholders or contract owners of any such Transferor Portfolio or Acquiring Portfolio or for any other reason.

     (d) Unless the Trust shall otherwise determine by written instrument, this Plan shall terminate without liability as of the close of business on September 1, 2003 if the Effective Time of the Reorganization is not on or prior to such date.

     (e) Survival. No representations, warranties or covenants in or pursuant to this Plan, except for the provisions of Section 5(f) and Section 9 of this Plan, shall survive the Reorganization.

9. EXPENSES

     The expenses of the Reorganization will be borne by the Transferor Portfolios and the Acquiring Portfolios. Such expenses include, without limitation, (i) expenses incurred in connection with the entering into and the carrying out of the provisions of this Plan; (ii) expenses associated with the preparation and filing of the Registration Statement (other than registration fees payable to the Commission in respect of the registration of the Acquiring Portfolio shares registered thereby, which shall be payable by the respective Acquiring Portfolios in which such shares represent interests); (iii) fees and expenses of preparing and filing such forms as are necessary under any applicable state securities laws in connection with the Reorganization; (iv) postage; (v) printing; (vi) accounting fees; (vii) legal fees and (viii) solicitation costs relating to the Reorganization.

10. RELIANCE

     All covenants and agreements made under this Plan shall be deemed to have been material and relied upon by the Transferor Portfolios, the Acquiring Portfolios and the Trust notwithstanding any investigation made by such party or on its behalf.

11. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

     (a) The section and paragraph headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of this Plan.

     (b) This Plan may be executed in any number of counterparts, each of which shall be deemed an original.

     (c) This Plan shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

     (d) This Plan shall bind and inure to the benefit of the Trust, the Transferor Portfolios and the Acquiring Portfolios and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Plan.

     (e) The name "Manufacturers Investment Trust" is the designation of the Trustees under a Declaration of Trust dated September 29, 1988, as amended, and all persons dealing with the Trust must look solely to the Trust's property for the enforcement of any claims against the Trust, as neither the Trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of the Trust. No series of the Trust shall be liable for claims against any other series of the Trust.

IN WITNESS WHEREOF, the undersigned have executed this Plan as of the date first above written.

                                  MANUFACTURERS INVESTMENT TRUST
                                    on behalf of the Transferor Portfolios

                                    BY:           /s/ JAMES D. GALLAGHER
                                    ------------------------------------
                                    Name: James D. Gallagher
                                    Title: President

                                  MANUFACTURERS INVESTMENT TRUST
                                    on behalf of the Acquiring Portfolios

                                    BY:           /s/ GORDON SHONE
                                    -------------------------------------
                                    Name: Gordon Shone
                                    Title: Assistant Treasurer

               [THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)]
             [THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK]

                            VOTING INSTRUCTIONS FORM

         Voting pursuant to these instructions will be as specified. If no specification is made as to an item, voting will be for such item. A separate voting instruction form is provided for each Manufacturers Investment Trust Portfolio in which your contract values were invested as of March 3, 2003. Please sign, date and return all voting instruction forms received in the enclosed postage-paid envelope.

         VOTING INSTRUCTIONS MUST BE RECEIVED BY APRIL 30, 2003 TO BE VOTED AT THE MEETING TO BE HELD ON MAY 1, 2003.

[Name of Transferor Portfolio]

         THESE VOTING INSTRUCTIONS ARE SOLICITED BY [THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)] [THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK] IN CONNECTION WITH A SOLICITATION OF PROXIES BY THE BOARD OF TRUSTEES OF MANUFACTURERS INVESTMENT TRUST.

         The undersigned hereby instructs [The Manufacturers Life Insurance Company (U.S.A.)] [The Manufacturers Life Insurance Company of New York] to vote the shares of Manufacturers Investment Trust (the "Trust") attributable to his or her variable annuity or variable life contract at the Special Meeting of Shareholders to be held at 73 Tremont Street, Boston, Massachusetts 02108 at 8:00 a.m., Boston time, May 1, 2003, and any adjournments thereof, as indicated below.

Date: _____________, 2003

                            PLEASE SIGN IN BOX BELOW:

         If a contract is held jointly, each contract owner should sign. If only one signs, his or her signature will be binding. If the contract owner is a corporation, the President or a Vice President should sign in his or her own name, indicating title. If the contract owner is a partnership, a partner should sign in his or her own name, indicating that he or she is a "Partner." If the contract owner is a trust, the trustee should sign in his or her own name, indicating that he or she is a "Trustee."

                    _________________________________________
                      Signature(s), Title(s), if applicable

          INDICATE YOUR VOTE BELOW BY FILLING IN THE APPROPRIATE BOXES
                  USING BLUE OR BLACK INK OR A NUMBER 2 PENCIL.

                       PLEASE DO NOT USE FINE POINT PENS.

         This voting instructions form, if properly executed, will be voted in the manner directed by the contract owner. If no direction is made, this voting instructions form will be voted "For" all proposals. Please refer to the Prospectus/Proxy Statement for a discussion of the proposals.

                                                                       FOR               AGAINST             ABSTAIN
1. Approval of Agreement and Plan of
   Reorganization.                                                     [ ]                 [ ]                 [ ]
2. To transact such other business as may
   properly come before the Meeting.

         PLEASE MARK YOUR VOTING INSTRUCTIONS FORM, DATE AND SIGN IT ON THE REVERSE SIDE, AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                     PART B

                            INFORMATION REQUIRED IN A
                       STATEMENT OF ADDITIONAL INFORMATION

                         MANUFACTURERS INVESTMENT TRUST

                       STATEMENT OF ADDITIONAL INFORMATION

                                  APRIL 2, 2003

         This Statement of Additional Information is available to the shareholders of the Telecommunications Trust, the Internet Technologies Trust, the Mid Cap Growth Trust and the Mid Cap Opportunities Trust in connection with the proposed transfer of all of the assets and liabilities of (1) the Telecommunications Trust and the Internet Technologies Trust to, and in exchange for shares of, the Science & Technology Trust and (2) the Mid Cap Growth Trust and the Mid Cap Opportunities Trust to, and in exchange for shares of, the Dynamic Growth Trust. This Statement of Additional Information includes the Statement of Additional Information of the Trust dated May 1, 2002.

         This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus/Proxy Statement dated April 2, 2003 (the "Prospectus/Proxy Statement"), which may be obtained without charge by writing to Manufacturers Investment Trust (the "Trust") at 73 Tremont Street, Boston, Massachusetts 02108, or by calling toll free (800) 344-1029.


         This Statement of Additional Information incorporates the financial statements of the Trust at December 31, 2002 by reference to the Trust's Annual Report for the year ended December 31, 2002 filed with the Securities Exchange Commission pursuant to Section 30(b) of the Investment Company Act of 1940 and Rule 30b-2 thereunder.

                          TABLE OF CONTENTS FOR PART B

Statement of Additional Information of the Trust, dated May 1, 2002

Manufacturers Investment Trust -- the Internet Technologies Trust, the Telecommunications Trust and the Science & Technology Trust
  Pro Forma Combining Statement of Assets and
       Liabilities -- December 31, 2002 (Unaudited)
  Pro Forma Combining Statement of Operations -- For the
       Year Ended December 31, 2002 (Unaudited)
  Pro Forma Combining Schedule of Portfolio
       Investments -- December 31, 2002 (Unaudited)
  Notes to the Pro Forma Financial Statements -- December
       31, 2000 (Unaudited)

Manufacturers Investment Trust -- the Mid Cap Growth Trust, the Mid Cap Opportunities Trust and the Dynamic Growth Trust
  Pro Forma Combining Statement of Assets and
       Liabilities -- December 31, 2002 (Unaudited)
  Pro Forma Combining Statement of Operations -- For the
       Year Ended December 31, 2002 (Unaudited)
  Pro Forma Combining Schedule of Portfolio
       Investments -- December 31, 2002 (Unaudited)
  Notes to the Pro Forma Financial Statements -- December
       31, 2000 (Unaudited)

                        STATEMENT OF ADDITIONAL INFORMATION

                         MANUFACTURERS INVESTMENT TRUST

         This Statement of Additional Information is not a prospectus but should be read in conjunction with the Trust's Prospectus dated May 1, 2002 (as supplemented through February 14, 2003), which may be obtained from Manufacturers Investment Trust, 73 Tremont Street, Boston, Massachusetts, 02108.

    The date of this Statement of Additional Information is May 1, 2002.

                                TABLE OF CONTENTS

INVESTMENT POLICIES
       Money Market Instruments
             U.S. Government and Government Agency Obligations
             Canadian and Provincial Government and Crown Agency Obligations Certificates of Deposit and Bankers' Acceptances
             Commercial Paper
             Corporate Obligations
             Repurchase Agreements
             Foreign Repurchase Agreements
       Other Instruments
            Warrants
             Reverse Repurchase Agreements
             Mortgage Securities
             Asset-Backed Securities
             Zero Coupon Securities, Deferred Interest Bond and Pay-in-Kind
               Bonds
             Loans and Other Direct Debt Instruments
             High Yield (High Risk) Domestic Corporate Debt Securities
             Brady Bonds
             Sovereign Debt Obligations
             Indexed Securities
             Hybrid Instruments
             ADRs, EDRs and GDRs
             Variable and Floating Rate Obligations
              Exchange Traded Funds
       Additional Investment Policies
             Lending Securities
             When-Issued Securities ("Forward Commitments")
             Mortgage Dollar Rolls
             Illiquid Securities
             Short Sales
             Investment In Other Investment Companies
RISK FACTORS
       High Yield (High Risk) Securities
       Foreign Securities
HEDGING AND OTHER STRATEGIC TRANSACTIONS
       General Characteristics of Options
       General Characteristics of Futures Contracts and Options on Futures
         Contracts
       Stock Index Futures
       Options on Securities Indices and Other Financial Indices
       Yield Curve Options
       Currency Transactions
       Combined Transactions
       Swaps, Caps, Floors and Collars
       Eurodollar Instruments
       Risk Factors
       Risks of Hedging and Other Strategic Transactions Outside the
         United States
       Use of Segregated and Other Special Accounts
       Other Limitations
INVESTMENT RESTRICTIONS
       Fundamental
       Nonfundamental
       Additional Investment Restrictions
PORTFOLIO TURNOVER
MANAGEMENT OF THE TRUST
       Duties and Compensation of Trustees
       Trustee Ownership of Trust Portfolios
PRINCIPAL HOLDER OF TRUST SECURITIES

INVESTMENT MANAGEMENT ARRANGEMENTS
       The Advisory Agreement
       The Subadvisory Agreements
       Information Applicable to Both the Advisory Agreement and the
         Subadvisory Agreements
DISTRIBUTOR;  RULE 12B-1 PLANS
PORTFOLIO BROKERAGE
PURCHASE AND REDEMPTION OF SHARES
DETERMINATION OF NET ASSET VALUE
PERFORMANCE DATA
THE INSURANCE COMPANIES
HISTORY OF THE TRUST
ORGANIZATION OF THE TRUST
ADDITIONAL INFORMATION CONCERNING TAXES
REPORTS TO SHAREHOLDERS
INDEPENDENT ACCOUNTANTS
CUSTODIAN
CODE OF ETHICS
APPENDIX I - Debt Security Ratings
APPENDIX II Standard & Poor's Corporation Disclaimers

                               INVESTMENT POLICIES

         The following discussion supplements "Investment Objectives and Policies" set forth in the Prospectus of the Trust.

MONEY MARKET INSTRUMENTS

         The Money Market Trust invests in the types of money market instruments described below. Certain of the instruments listed below may also be purchased by the other portfolios in accordance with their investment policies. In addition, certain portfolios may purchase money market instruments (and other securities as noted under each portfolio description) for temporary defensive purposes, except that the U.S. Government Securities Trust may not invest in Canadian and Provincial Government and Crown Agency Obligations.

         1.  U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS

                  U.S. Government Obligations. U.S. Government obligations are debt securities issued or guaranteed as to principal or interest by the U.S. Treasury. These securities include treasury bills, notes and bonds.

                  U.S. Agency Obligations. U.S. Government agency obligations are debt securities issued or guaranteed as to principal or interest by an agency or instrumentality of the U.S. Government pursuant to authority granted by Congress. U.S. Government agency obligations include, but are not limited to:

         -        Student Loan Marketing Association,
         -        Federal Home Loan Banks,
         -        Federal Intermediate Credit Banks and
         -        the Federal National Mortgage Association.

                  U.S. Instrumentality Obligations. U.S. instrumentality obligations also include, but are not limited to, the Export-Import Bank and Farmers Home Administration.

         Some obligations issued or guaranteed by U.S. Government agencies or instrumentalities are supported by the right of the issuer to borrow from the U.S. Treasury or the Federal Reserve Banks, such as those issued by Federal Intermediate Credit Banks. Others, such as those issued by the Federal National Mortgage Association, are supported by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality. In addition, other obligations such as those issued by the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality. There are also separately traded interest components of securities issued or guaranteed by the U.S. Treasury.

         No assurance can be given that the U.S. Government will provide financial support for the obligations of such U.S. Government-sponsored agencies or instrumentalities in the future, since it is not obligated to do so by law. In this document, these types of instruments will be referred to collectively as "U.S. Government securities."

         2.  CANADIAN AND PROVINCIAL GOVERNMENT AND CROWN AGENCY OBLIGATIONS

                  Canadian Government Obligations. Canadian Government obligations are debt securities issued or guaranteed as to principal or interest by the Government of Canada pursuant to authority granted by the Parliament of Canada and approved by the Governor in Council, where necessary. These securities include treasury bills, notes, bonds, debentures and marketable Government of Canada loans.

                  Canadian Crown Obligations. Canadian Crown agency obligations are debt securities issued or guaranteed by a Crown corporation, company or agency ("Crown agencies") pursuant to authority granted by the Parliament of Canada and approved by the Governor in Council, where necessary. Certain Crown agencies are by statute agents of Her Majesty in right of Canada, and their obligations, when properly authorized, constitute direct obligations of the Government of Canada. These obligations include, but are not limited to, those issued or guaranteed by the:

         -        Export Development Corporation,
         -        Farm Credit Corporation,
         -        Federal Business Development Bank, and
         -        Canada Post Corporation.

         In addition, certain Crown agencies which are not by law agents of Her Majesty may issue obligations which by statute the Governor in Council may authorize the Minister of Finance to guarantee on behalf of the Government of Canada. Other Crown agencies which are not by law agents of Her Majesty may issue or guarantee obligations not entitled to be guaranteed by the Government of Canada. No assurance can be given that the Government of Canada will support the obligations of Crown agencies which are not agents of Her Majesty, which it has not guaranteed, since it is not obligated to do so by law.

                  Provincial Government Obligations. Provincial Government obligations are debt securities issued or guaranteed as to principal or interest by the government of any province of Canada pursuant to authority granted by the provincial Legislature and approved by the Lieutenant Governor in Council of such province, where necessary. These securities include treasury bills, notes, bonds and debentures.

                  Provincial Crown Agency Obligations. Provincial Crown agency obligations are debt securities issued or guaranteed by a provincial Crown corporation, company or agency ("Provincial Crown Agencies") pursuant to authority granted by the provincial Legislature and approved by the Lieutenant Governor in Council of such province, where necessary. Certain provincial Crown agencies are by statute agents of Her Majesty in right of a particular province of Canada, and their obligations, when properly authorized, constitute direct obligations of such province. Other provincial Crown agencies which are not by law agents of Her Majesty in right of a particular province of Canada may issue obligations which by statute the Lieutenant Governor in Council of such province may guarantee, or may authorize the Treasurer thereof to guarantee, on behalf of the government of such province. Finally, other provincial Crown agencies which are not by law agencies of Her Majesty may issue or guarantee obligations not entitled to be guaranteed by a provincial government. No assurance can be given that the government of any province of Canada will support the obligations of Provincial Crown Agencies which are not agents of Her Majesty and which it has not guaranteed, as it is not obligated to do so by law. Provincial Crown Agency obligations described above include, but are not limited to, those issued or guaranteed by a:

         -    provincial railway corporation,
         -    provincial hydroelectric or power commission or authority,
         -    provincial municipal financing corporation or agency, and
         -    provincial telephone commission or authority.

Any Canadian obligation acquired by the Money Market Trust will be payable in U.S. dollars.

         3.  CERTIFICATES OF DEPOSIT AND BANKERS' ACCEPTANCES

                  Certificates of Deposit. Certificates of deposit are certificates issued against funds deposited in a bank or a savings and loan. They are issued for a definite period of time and earn a specified rate of return.

                  Bankers' Acceptances. Bankers' acceptances are short-term credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer. These instruments reflect the obligations both of the bank and of the drawer to pay the face amount of the instrument upon maturity. They are primarily used to finance the import, export, transfer or storage of goods. They are "accepted" when a bank guarantees their payment at maturity.

         All portfolios of the Trust may acquire obligations of foreign banks and foreign branches of U.S. banks. These obligations are not insured by the Federal Deposit Insurance Corporation.

         4.  COMMERCIAL PAPER

         Commercial paper consists of unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is issued in bearer form with maturities generally not exceeding nine months. Commercial paper obligations may include variable amount master demand notes.

                  Variable Amount Master Demand Notes. Variable amount master demand notes are obligations that permit the investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between a portfolio, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. The investing (i.e., "lending") portfolio has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may prepay up to the full amount of the note without penalty. Because variable amount master demand notes are direct lending arrangements between the lender and borrower, it is not generally contemplated that such instruments will be traded. There is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time.

         A portfolio will only invest in variable amount master demand notes issued by companies which, at the date of investment, have an outstanding debt issue rated "Aaa" or "Aa" by Moody's or "AAA" or "AA" by S&P and which the applicable Subadviser has determined present minimal risk of loss to the portfolio. A Subadviser will look generally at the financial strength of the issuing company as "backing" for the note and not to any security interest or supplemental source such as a bank letter of credit. A variable amount master demand note will be valued on each day a portfolio's net asset value is determined. The net asset value will generally be equal to the face value of the note plus accrued interest unless the financial position of the issuer is such that its ability to repay the note when due is in question.

         5.  CORPORATE OBLIGATIONS

         Corporate obligations include bonds and notes issued by corporations to finance long-term credit needs.

         6.  REPURCHASE AGREEMENTS

         Repurchase agreements are arrangements involving the purchase of an obligation by a portfolio and the simultaneous agreement to resell the same obligation on demand or at a specified future date and at an agreed upon price. A repurchase agreement can be viewed as a loan made by a portfolio to the seller of the obligation with such obligation serving as collateral for the seller's agreement to repay the amount borrowed with interest. Repurchase agreements permit a portfolio the opportunity to earn a return on cash that is only temporarily available. A portfolio may enter into a repurchase agreement with banks, brokers or dealers. However, a portfolio will enter into a repurchase agreement with a broker or dealer only if the broker or dealer agrees to deposit additional collateral should the value of the obligation purchased by the portfolio decrease below the resale price.

         Generally, repurchase agreements are of a short duration, often less than one week but on occasion for longer periods. Securities subject to repurchase agreements will be valued every business day and additional collateral will be requested if necessary so that the value of the collateral is at least equal to the value of the repurchase obligation, including the interest accrued thereon.

         The Subadvisers, on behalf of the portfolios they advise, shall engage in a repurchase agreement transactions only with those banks or broker/dealers who meet the Subadviser's quantitative and qualitative criteria regarding creditworthiness, asset size and collateralization requirements. The counterparties to a repurchase agreement transaction are limited to a:

         -    Federal Reserve System member bank,
         - primary government securities dealer reporting to the Federal Reserve Bank of New York's Market Reports Division, or
         - broker/dealer which reports U.S. Government securities positions to the Federal Reserve Board.

The Subadvisers will continuously monitor the transaction to ensure that the collateral held with respect to a repurchase agreement equals or exceeds the amount of the respective obligation.

         The risk to a portfolio in a repurchase agreement transaction is limited to the ability of the seller to pay the agreed-upon sum on the delivery date. If an issuer of a repurchase agreement fails to repurchase the underlying obligation, the loss to the portfolio, if any, would be the difference between the repurchase price and the underlying obligation's market value. A portfolio might also incur certain costs in liquidating the underlying obligation. Moreover, if bankruptcy or other insolvency proceedings are commenced with respect to the seller, realization upon the underlying obligation by the Trust might be delayed or limited.

         7.  FOREIGN REPURCHASE AGREEMENTS

         Foreign repurchase agreements involve an agreement to purchase a foreign security and to sell that security back to the original seller at an agreed-upon price in either U.S. dollars or foreign currency. Unlike typical U.S. repurchase agreements, foreign repurchase agreements may not be fully collateralized at all times. The value of a security purchased by a portfolio may be more or less than the price at which the counterparty has agreed to repurchase the security. In the event of default by the counterparty, the portfolio may suffer a loss if the value of the security purchased is less than the agreed-upon repurchase price, or if the portfolio is unable to successfully assert a claim to the collateral under foreign laws. As a result, foreign repurchase agreements may involve higher credit risks than repurchase agreements in U.S. markets, as well as risks associated with currency fluctuations. In addition, as with other emerging market investments, repurchase agreements with counterparties located in emerging markets, or relating to emerging markets, may involve issuers or counterparties with lower credit ratings than typical U.S. repurchase agreements.

OTHER INSTRUMENTS

         The following discussion provides an explanation of some of the other instruments in which certain portfolios (as indicated) may invest.

         1.  WARRANTS

         Subject to certain restrictions, each of the portfolios except the Money Market Trust and the Lifestyle Trusts may purchase warrants, including warrants traded independently of the underlying securities. Warrants are rights to purchase securities at specific prices and are valid for a specific period of time. Warrant prices do not necessarily move parallel to the prices of the underlying securities, and warrant holders receive no dividends and have no voting rights or rights with respect to the assets of an issuer. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants cease to have value if not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

         2.  REVERSE REPURCHASE AGREEMENTS

         Each portfolio of the Trust may enter into "reverse" repurchase agreements. Under a reverse repurchase agreement, a portfolio sells a debt security and agrees to repurchase it at an agreed upon time and at an agreed upon price. The portfolio retains record ownership of the security and the right to receive interest and principal payments thereon. At an agreed upon future date, the portfolio repurchases the security by remitting the proceeds previously received, plus interest. The difference between the amount the portfolio receives for the security and the amount it pays on repurchase is payment of interest. In certain types of agreements, there is no agreed-upon repurchase date and interest payments are calculated daily, often based on the prevailing overnight repurchase rate. A reverse repurchase agreement may be considered a form of leveraging and may, therefore, increase fluctuations in a portfolio's net asset value per share. Each portfolio will cover its repurchase agreement transactions by maintaining in a segregated custodial account cash, Treasury bills or other U.S. Government securities having an aggregate value at least equal to the amount of such commitment to repurchase including accrued interest, until payment is made.

         3.  MORTGAGE SECURITIES

                  Prepayment of Mortgages. Mortgage securities differ from conventional bonds in that principal is paid over the life of the securities rather than at maturity. As a result, a portfolio which invests in mortgage securities receives monthly scheduled payments of principal and interest, and may receive unscheduled principal payments representing prepayments on the underlying mortgages. When a portfolio reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest which is higher or lower than the rate on the existing mortgage securities. For this reason, mortgage securities may be less effective than other types of debt securities as a means of locking in long term interest rates.

         In addition, because the underlying mortgage loans and assets may be prepaid at any time, if a portfolio purchases mortgage securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will increase yield to maturity. Conversely, if a portfolio purchases these securities at a discount, faster than expected prepayments will increase yield to maturity, while slower than expected payments will reduce yield to maturity.

                  Adjustable Rate Mortgage Securities. Adjustable rate mortgage securities are similar to the fixed rate mortgage securities discussed above, except that unlike fixed rate mortgage securities, adjustable rate mortgage securities are collateralized by or represent interests in mortgage loans with variable rates of interest. These variable rates of interest reset periodically to align themselves with market rates. Most adjustable rate mortgage securities provide for an initial mortgage rate that is in effect for a fixed period, typically ranging from three to twelve months. Thereafter, the mortgage interest rate will reset periodically in accordance with movements in a specified published interest rate index. The amount of interest due to an adjustable rate mortgage holder is determined in accordance with movements in a specified published interest rate index by adding a pre-determined increment or "margin" to the specified interest rate index. Many adjustable rate mortgage securities reset their interest rates based on changes in:

         - one-year, three-year and five-year constant maturity Treasury Bill rates,
         -    three-month or six-month Treasury Bill rates,
         -    11th District Federal Home Loan Bank Cost of Funds,
         -    National Median Cost of Funds, or
         - one-month, three-month, six-month or one-year London Interbank Offered Rate ("LIBOR") and other market rates.

         During periods of increasing rates, a portfolio will not benefit from such increase to the extent that interest rates rise to the point where they cause the current coupon of adjustable rate mortgages held as investments to exceed any maximum allowable annual or lifetime reset limits or "cap rates" for a particular mortgage. In this event, the value of the mortgage securities in a portfolio would likely decrease. During periods of declining interest rates, income to a portfolio derived from adjustable rate mortgages which remain in a mortgage pool may decrease in contrast to the income on fixed rate mortgages, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments. Also, a portfolio's net asset value could vary to the extent that current yields on adjustable rate mortgage securities held as investments are different than market yields during interim periods between coupon reset dates.

                  Privately-Issued Mortgage Securities. Privately-issued mortgage securities provide for the monthly principal and interest payments made by individual borrowers to pass through to investors on a corporate basis, and in privately issued collateralized mortgage obligations, as further described below. Privately-issued mortgage securities are issued by private originators of, or investors in, mortgage loans, including:

         -    mortgage bankers,
         -    commercial banks,
         -    investment banks,
         -    savings and loan associations, and
         -    special purpose subsidiaries of the foregoing.

         Since privately-issued mortgage certificates are not guaranteed by an entity having the credit status of the Government National Mortgage Association
(GNMA) or Federal Home Loan Mortgage Corporation (FHLMC), such securities generally are structured with one or more types of credit enhancement. For a description of the types of credit enhancements that may accompany privately-issued mortgage securities, see "Types of Credit Support" below. A portfolio which invests in mortgage securities will not limit its investments to asset-backed securities with credit enhancements.

                  Collateralized Mortgage Obligations ("CMOs"). CMOs generally are bonds or certificates issued in multiple classes that are collateralized by or represent an interest in mortgages. CMOs may be issued by single-purpose, stand-alone finance subsidiaries or trusts of financial institutions, government agencies, investment banks or other similar institutions. Each class of CMOs, often referred to as a "tranche," may be issued with a specific fixed coupon rate (which may be zero) or a floating coupon rate. Each class of CMO's also has a stated maturity or final distribution date. Principal prepayments on the underlying mortgages may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrued on CMOs on a monthly, quarterly or semiannual basis. The principal of and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways. The general goal sought to be achieved in allocating cash flows on the underlying mortgages to the various classes of a series of CMOs is to create tranches on which the expected cash flows have a higher degree of predictability than the underlying mortgages. As a general matter, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance. As part of the process of creating more predictable cash flows on most of the tranches in a series of CMOs, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying mortgages. The yields on these tranches are relatively higher than on tranches with more predictable cash flows. Because of the uncertainty of the cash flows on these tranches, and the sensitivity of these transactions to changes in prepayment rates on the underlying mortgages, the market prices of and yields on these tranches tend to be highly volatile.

         CMOs purchased by the portfolios may be:

(1) collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. Government;

(2) collateralized by pools of mortgages in which payment of principal and interest is guaranteed by the issuer and the guarantee is collateralized by U.S. Government securities; or

(3) securities for which the proceeds of the issuance are invested in mortgage securities and payment of the principal and interest is supported by the credit of an agency or instrumentality of the U.S. Government.

                  STRIPS. In addition to the U.S. Government securities discussed above, certain portfolios may invest in separately traded interest components of securities issued or guaranteed by the U.S. Treasury. The interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS"). Under the STRIPS program, the interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.

                  Stripped Mortgage Securities. Stripped mortgage securities are derivative multi-class mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. Government, or by private issuers, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities in which the portfolios invest. Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, stripped mortgage securities may be illiquid and, together with any other illiquid investments, will not exceed 15% of a portfolio's net assets. See " Other Investment Policies. - Illiquid Securities".

         Stripped mortgage securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest only or "IO" class), while the other class will receive all of the principal (the principal only or "PO" class). The yield to maturity on an IO class is extremely sensitive to changes in prevailing interest rates and the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on an investing portfolio's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, such portfolio may fail to fully recoup its initial investment in these securities even if the securities are rated highly.

         As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. The value of the other mortgage securities described in the Prospectus and Statement of Additional Information, like other debt instruments, will tend to move in the opposite direction to interest rates. Accordingly, the Trust believes that investing in IOs, in conjunction with the other mortgage securities described in the Prospectus and SAI, will contribute to a portfolio's relatively stable net asset value.

         In addition to the stripped mortgage securities described above, each of the Strategic Bond, High Yield Trust and Value Trust may invest in similar securities such as Super principal only and Levered interest only which are more volatile than POs and IOs. Risks associated with instruments such as Super POs are similar in nature to those risks related to investments in POs. Risks associated with Levered IOs and IOettes are similar in nature to those associated with IOs. The Strategic Bond Trust may also invest in other similar instruments developed in the future that are deemed consistent with the investment objectives, policies and restrictions of the portfolio.

         Under the Internal Revenue Code of 1986, as amended (the "Code"), POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the portfolio.

                  Inverse Floaters. Each of the Strategic Bond Trust, High Yield Trust and Value Trust may invest in inverse floaters. Inverse floaters may be issued by agencies or instrumentalities of the U.S. Government, or by private issuers, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Inverse floaters have greater volatility than other types of mortgage securities in which the portfolio invests (with the exception of stripped mortgage securities and there is a risk that the market value will vary from the amortized cost). Although inverse floaters are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, inverse floaters may be illiquid together with any other illiquid investments, will not exceed 15% of a portfolio's net assets. See "Other Investment Policies - Illiquid Securities".

         Inverse floaters are derivative mortgage securities which are structured as a class of security that receives distributions on a pool of mortgage assets. Yields on inverse floaters move in the opposite direction of short-term interest rates and at an accelerated rate.

                  Types of Credit Support. Mortgage securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the impact of an obligor's failure to make payments on underlying assets, mortgage securities may contain elements of credit support. A discussion of credit support is described below under "Asset-Backed Securities."

         4.  ASSET-BACKED SECURITIES

         The securitization techniques used to develop mortgage securities are also being applied to a broad range of other assets. Through the use of trusts and special purpose corporations, automobile and credit card receivables are being securitized in pass-through structures similar to mortgage pass-through structures or in a pay-through structure similar to the CMO structure.

         Generally, the issuers of asset-backed bonds, notes or pass-through certificates are special purpose entities and do not have any significant assets other than the receivables securing such obligations. In general, the collateral supporting asset-backed securities is of a shorter maturity than mortgage loans. As a result, investment in these securities should be subject to less volatility than mortgage securities. Instruments backed by pools of receivables are similar to mortgage-backed securities in that they are subject to unscheduled prepayments of principal prior to maturity. When the obligations are prepaid, the portfolio must reinvest the prepaid amounts in securities with the prevailing interest rates at the time. Therefore, a portfolio's ability to maintain an investment including high-yielding asset-backed securities will be affected adversely to the extent that prepayments of principal must be reinvested in securities which have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss. A portfolio will only invest in asset-backed securities rated, at the time of purchase, AA or better by S&P or Aa or better by Moody's (in the case of the Strategic Bond Trust BBB or better by S&P or Baa or better by Moody's) or that the Subadviser believes are of comparable quality.

         As with mortgage securities, asset-backed securities are often backed by a pool of assets representing the obligation of a number of different parties and use similar credit enhancement techniques. For a description of the types of credit enhancement that may accompany asset-backed securities, see "Types of Credit Support" below. A portfolio will not limit its investments to asset-backed securities with credit enhancements. Although asset-backed securities are not generally traded on a national securities exchange, such securities are widely traded by brokers and dealers, and will not be considered illiquid securities for the purposes of the investment restriction on illiquid securities under "Additional Investment Policies" below.

                  Types of Credit Support. To lessen the impact of an obligor's failure to make payments on underlying assets, mortgage securities and asset-backed securities may contain elements of credit support. Such credit support falls into two categories:

         -    liquidity protection, and
         -    default protection

Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool of assets occurs in a timely fashion. Default protection provides against losses resulting from ultimate default and enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. A portfolio will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

         Some examples of credit support include:

         - "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class),
         - creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses), and
         - "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment on the securities and pay any servicing or other fees).

         The ratings of mortgage securities and asset-backed securities for which third-party credit enhancement provides liquidity protection or default protection are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of these securities could be reduced in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experienced on the underlying pool of assets is better than expected.

         The degree of credit support provided for each issue is generally based on historical information concerning the level of credit risk associated with the underlying assets. Delinquency or loss greater than anticipated could adversely affect the return on an investment in mortgage securities or asset-backed securities.

         5. ZERO COUPON SECURITIES, DEFERRED INTEREST BONDS AND PAY-IN-KIND
BONDS

         Zero coupon securities, deferred interest bonds and pay-in-kind bonds involve special risk considerations. Zero coupon securities and deferred interest bonds are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. When a zero coupon security or a deferred interest bond is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding these securities until maturity know at the time of their investment what the return on their investment will be. The portfolios also may purchase pay-in-kind bonds. Pay-in-kind bonds are bonds that pay all or a portion of their interest in the form of debt or equity securities.

         Zero coupon securities, deferred interest bonds and pay-in-kind bonds are subject to greater price fluctuations in response to changes in interest rates than ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities and deferred interest bonds usually appreciate during periods of declining interest rates and usually depreciates during periods of rising interest rates.

                  Issuers of Zero Coupon Securities and Pay-In-Kind Bonds. Zero coupon securities and pay-in-kind bonds may be issued by a wide variety of corporate and governmental issuers. Although zero coupon securities and pay-in-kind bonds are generally not traded on a national securities exchange, these securities are widely traded by brokers and dealers and, to the extent they are widely traded, will not be considered illiquid for the purposes of the investment restriction under "Additional Investment Policies" below.

                  Tax Considerations. Current Federal income tax law requires the holder of a zero coupon security or certain pay-in-kind bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for Federal income and excise taxes, a portfolio may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

         6. LOANS AND OTHER DIRECT DEBT INSTRUMENTS

         Each portfolio may invest in loans and other direct debt instruments to the extent authorized by its investment policies. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that a portfolio supply additional cash to a borrower on demand.

         7.  HIGH YIELD (HIGH RISK) DOMESTIC CORPORATE DEBT SECURITIES

         High yield U.S. corporate debt securities in which the portfolios may invest include bonds, debentures, notes, bank loans, credit-linked notes and commercial paper. Most of these debt securities will bear interest at fixed rates except bank loans, which usually have floating rates. The portfolios may also invest in bonds with variable rates of interest or debt securities which involve equity features, such as equity warrants or convertible outright and participation features (i.e., interest or other payments, often in addition to a fixed rate of return, that are based on the borrower's attainment of specified levels of revenues, sales or profits and thus enable the holder of the security to share in the potential success of the venture).

         The market for high yield U.S. corporate debt securities has undergone significant changes since it was first established. Issuers in the U.S. high yield market originally consisted primarily of growing small capitalization companies and larger capitalization companies whose credit quality had declined from investment grade. During the mid-1980s, participants in the U.S. high yield market issued high yield securities principally in connection with leveraged buyouts and other leveraged recapitalizations. In late 1989 and 1990, the volume of new issues of high yield U.S. corporate debt declined significantly and liquidity in the market decreased. Since early 1991, the volume of new issues of high yield U.S. corporate debt securities has increased substantially and secondary market liquidity has improved. During the same periods, the U.S. high yield debt market exhibited strong returns, and it continues to be an attractive market in terms of yield and yield spread over U.S. Treasury securities. Currently, most new offerings of U.S.

high yield securities are being issued to refinance higher coupon debt and to raise funds for general corporate purposes as well as to provide financing in connection with leveraged transactions.

         8.  BRADY BONDS

         Brady Bonds are debt securities issued under the framework of the "Brady Plan," an initiative announced by former U.S. Treasury Secretary Nicholas
F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. The Brady Plan framework, as it has developed, involves the exchange of external commercial bank debt for newly issued bonds (Brady Bonds). Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. Brady Bonds issued to date generally have maturities between 15 and 30 years from the date of issuance and have traded at a deep discount from their face value. In addition to Brady Bonds, the portfolios may invest in emerging market governmental obligations issued as a result of debt restructuring agreements outside of the scope of the Brady Plan.

         Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included:

         - the exchange of outstanding commercial bank debt for bonds issued at 100% of face value which carry a below-market stated rate of interest (generally known as par bonds),
         - bonds issued at a discount from face value (generally known as discount bonds),
         -    bonds bearing an interest rate which increases over time, and
         - bonds issued in exchange for the advancement of new money by existing lenders.

Discount bonds issued to date under the framework of the Brady Plan have generally borne interest computed semi-annually at a rate equal to 13/16 of one percent above the current six-month LIBOR rate. Regardless of the stated face amount and interest rate of the various types of Brady Bonds, the portfolios will purchase Brady Bonds in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase.

         Certain sovereign bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Certain Brady Bonds have been collateralized as to principal due at maturity (typically 15 to 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the International Monetary Fund (the "IMF"), the World Bank and the debtor nations' reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments, with the balance of the interest accruals being uncollateralized.

         The portfolios may purchase Brady Bonds with no or limited collateralization, and must rely for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds.

         Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transactional securities depositories. A substantial portion of the Brady Bonds and other sovereign debt securities in which the portfolios invest are likely to be acquired at a discount.

         9.  SOVEREIGN DEBT OBLIGATIONS

         Each portfolio may invest in sovereign debt obligations to the extent authorized by its investment polices. Sovereign debt obligations are issued or guaranteed by foreign governments or their agencies, including debt of Latin American nations or other developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loan or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and pay interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment and payment of interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. Government securities, repayment of principal and payment of interest is not guaranteed by the U.S. Government.

         10.  INDEXED SECURITIES

         Each portfolio may invest in indexed securities to the extent authorized by its investment policies. Indexed securities are instruments whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.

         Currency indexed securities typically are short term to intermediate term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar denominated securities. Currency indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

         The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

         11.  HYBRID INSTRUMENTS

         Hybrid instruments (a type of potentially high-risk derivative) combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument ("Hybrid Instruments").

                   Characteristics of Hybrid Instruments. Generally, a Hybrid Instrument is a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to the following:

         - prices, changes in prices, or differences between prices of securities, currencies, intangibles, goods, articles or commodities (collectively, "Underlying Assets") or
         - an objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively "Benchmarks").

         Hybrid Instruments may take a variety of forms, including, but not limited to:

         - debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time,
         - preferred stock with dividend rates determined by reference to the value of a currency, or
         - convertible securities with the conversion terms related to a particular commodity.

                  Uses of Hybrid Instruments. Hybrid Instruments provide an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a portfolio may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions.

         One approach is to purchase a U.S. dollar-denominated Hybrid Instrument whose redemption price is linked to the average three-year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the investing portfolio could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly.

         The purpose of this type of arrangement, known as a structured security with an embedded put option, is to give the portfolio the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that such a strategy will be successful and the value of the portfolio may decline; for example, if interest rates may not move as anticipated or credit problems could develop with the issuer of the Hybrid Instrument.

                  Risks of Investing in Hybrid Instruments. The risks of investing in Hybrid Instruments are a combination of the risks of investing in securities, options, futures and currencies. Therefore, an investment in a Hybrid Instrument may include significant risks not associated with a similar investment in a traditional debt instrument with a fixed principal amount, is denominated in U.S. dollars, or that bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published Benchmark. The risks of a particular Hybrid Instrument will depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. These risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the Hybrid Instrument and that may not be readily foreseen by the purchaser. Such factors include economic and political events, the supply and demand for the Underlying Assets, and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. See " Hedging and Other Strategic Transactions" below for a description of certain risks associated with investments in futures, options, and forward contracts.

                  Volatility. Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument. Also, the prices of the Hybrid Instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

                  Leverage Risk. Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates, but bear an increased risk of principal loss (or gain). For example, an increased risk of principal loss (or gain) may result if "leverage" is used to structure a Hybrid Instrument. Leverage risk occurs when the Hybrid Instrument is structured so that a change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss, as well as the potential for gain.

                  Liquidity Risk. Hybrid Instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor. Therefore, the number of investors that would be willing and able to buy such instruments in the secondary market may be smaller than for more traditional debt securities. In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between a portfolio and the issuer of the Hybrid Instrument, the creditworthiness of the counter party or issuer of the Hybrid Instrument would be an additional risk factor which the portfolio would have to consider and monitor.

                  Lack of US Regulation. Hybrid Instruments may not be subject to regulation of the Commodities Futures Trading Commission ("CFTC"), which generally regulates the trading of commodity futures by U.S. persons, the Securities and Exchange Commission ("SEC"), which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

         The various risks discussed above with respect to Hybrid Instruments particularly the market risk of such instruments, may cause significant fluctuations in the net asset value of a portfolio.

         12.  ADRS, EDRS AND GDRS

         Securities of foreign issuers may include American Depository Receipts, European Depository Receipts and Global Depository Receipts ("ADRs," "EDRs" and "GDRs," respectively ). Depository Receipts are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic corporation.

         ADRs are U.S. dollar-denominated securities backed by foreign securities deposited in a U.S. securities depository. ADRs are created for trading in the U.S. markets. The value of an ADR will fluctuate with the value of the underlying security, will reflect any changes in exchange rates and otherwise involve risks associated with investing in foreign securities.

         Securities of foreign issuers also include EDRs and GDRs, which are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

13.      VARIABLE AND FLOATING RATE OBLIGATIONS

         Certain of the portfolios may invest in floating or variable rate securities. Investments in floating or variable rate securities normally will involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates of Treasury Bonds or Bill or the prime rate at a major commercial bank, and that a bondholder can demand payment of the obligations on behalf of the portfolio on short notice at par plus accrued interest, which amount may be more or less than the amount the bondholder paid for them. The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of (i) the notice period required before the portfolio is entitled to receive payment of the obligation upon demand or (ii) the period remaining until the obligation's next interest rate adjustment. If not redeemed by the portfolio through the demand feature, the obligations mature on a specified date which may range up to thirty years from the date of issuance.

                 14.   EXCHANGE TRADED FUNDS

         Certain of the Trust portfolios may invest in exchange traded funds ("ETFs"). These are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. A portfolio could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities and ETFs have management fees which increase their costs.

ADDITIONAL INVESTMENT POLICES

         The following provides a more detailed explanation of some of the investment policies of the portfolios.

         1.  LENDING SECURITIES

         Each portfolio may lend its securities so long as its loans of securities do not represent in excess of 33 1/3% of such portfolio's total assets. This lending limitation is a fundamental restriction which may not be changed without shareholder approval. The procedure for lending securities is for the borrower to give the lending portfolio collateral consisting of cash, cash equivalents or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The lending portfolio may invest the cash collateral and earn additional income or receive an agreed upon fee from a borrower which has delivered cash equivalent collateral.

         The Trust anticipates that securities will be loaned only under the following conditions:

(1) the borrower must furnish collateral equal at all times to the market value of the securities loaned and the borrower must agree to increase the collateral on a daily basis if the securities loaned increase in value;

(2) the loan must be made in accordance with New York Stock Exchange rules, which presently require the borrower, after notice, to redeliver the securities within five business days; and

(3) the portfolio making the loan may pay reasonable service, placement, custodian or other fees in connection with loans of securities and share a portion of the interest from these investments with the borrower of the securities.

As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially.

         2.  WHEN-ISSUED SECURITIES ("FORWARD COMMITMENTS")

         In order to help ensure the availability of suitable securities, each of the portfolios may purchase debt or equity securities on a "when-issued" or on a "forward delivery" basis. Purchasing securities on a when-issued or forward delivery basis means that the obligations will be delivered to the portfolio at a future date, which may be one month or longer after the date of the commitment ("forward commitments"). Except as may be imposed by these factors, there is no limit on the percent of a portfolio's total assets that may be committed to such transactions.

         Under normal circumstances, a portfolio purchasing securities on a when-issued or forward delivery basis will take delivery of the securities, but the portfolio may, if deemed advisable, sell the securities before the settlement date. In general, a portfolio does not pay for the securities, or start earning interest on them, until the obligations are scheduled to be settled. The portfolio does, however, record the transaction and reflect the value each day of the securities in determining its net asset value. At the time of delivery, the value of when-issued or forward delivery securities may be more or less than the transaction price, and the yields then available in the market may be higher than those obtained in the transaction. While awaiting delivery of the obligations purchased on such bases, a portfolio will establish a segregated account consisting of cash or high quality debt securities equal to the amount of the commitments to purchase when-issued or forward delivery securities. The availability of liquid assets for this purpose and the effect of asset segregation on a portfolio's ability to meet its current obligations, to honor requests for redemption, and to otherwise manage its investment portfolio will limit the extent to which the portfolio may purchase when-issued or forward delivery securities.

         3.  MORTGAGE DOLLAR ROLLS

         Each portfolio of the Trust (except the Money Market Trust and the Lifestyle Trusts) may enter into mortgage dollar rolls. Under a mortgage dollar roll, a portfolio sells mortgage-backed securities for delivery in the future (generally within 30 days) and simultaneously contracts to repurchase substantially similar securities (of the same type, coupon and maturity) securities on a specified future date. During the roll period, the portfolio forgoes principal and interest paid on the mortgage-backed securities. A portfolio is compensated by the difference between the current sale price and the lower forward price for the future purchase (often referred to as the "drop"), as well as by the interest earned on the cash proceeds of the initial sale. A portfolio may also be compensated by receipt of a commitment fee. A portfolio may only enter into "covered rolls". A covered roll is a specific type of dollar roll for which there is an offsetting cash or cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. Dollar roll transactions involve the risk that the market value of the securities sold by the portfolio may decline below the repurchase price of those securities. While a mortgage dollar roll may be considered a form of leveraging, and may, therefore, increase fluctuations in a portfolio's net asset value per share, each portfolio will cover the mortgage dollar roll transaction as described above.

         4.  ILLIQUID SECURITIES

         Each of the portfolios, except the Money Market Trust, may not invest more than 15% of its net assets in securities that are not readily marketable ("illiquid securities"). The Money Market Trust may not invest more than 10% of its net assets in illiquid securities. Investment in illiquid securities involves the risk that, because of the lack of consistent market demand for such securities, a portfolio may be forced to sell them at a discount from the last offer price.

                  Rule 144A Securities are Excluded from the Limitation on Illiquid Securities. Securities that are restricted as to resale but for which a ready market is available pursuant to an exemption provided by Rule 144A of the Securities Act of 1933 ("1933 Act") or other exemptions from the registration requirements of the 1933 Act may be excluded from the 10% and 15% limitations on illiquid securities. The Subadvisers decide, subject to the Trustees' oversight, whether securities sold according to Rule 144A are readily marketable for purposes of the Trust's investment restriction. The Subadvisers will also monitor the liquidity of Rule 144A securities held by the portfolios for which they are responsible. To the extent that Rule 144A securities held by a portfolio should become illiquid because of a lack of interest on the part of qualified institutional investors, the overall liquidity of the portfolio could be adversely affected.

                  Section 4(2) Commercial Paper is Excluded from the Limitation on Illiquid Securities. The Money Market Trust may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the 1933 Act. Section 4(2) commercial paper is restricted as to the disposition under Federal securities law, and is generally sold to institutional investors, such as the Trust, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be made in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors like the Money Market Trust through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity. The Money Market Trust's Subadviser believes that Section 4(2) commercial paper meets its criteria for liquidity and is quite liquid. The Money Market Trust intends, therefore, to treat Section 4(2) commercial paper as liquid and not subject to the investment limitation applicable to illiquid securities. The Money Market Trust's Subadviser will monitor the liquidity of 4(2) commercial paper held by the Money Market Trust, subject to the Trustees' oversight.

         5.  SHORT SALES

         Certain of the portfolios may make short sales of securities or maintain a short position, provided that at all times when a short position is open the portfolio owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for an equal amount of the securities of the same issuer as the securities sold short (a short sale "against-the-box").

         Certain of the portfolios may also sell a security it does not own in anticipation of a decline in the market value of that security (a "short sale"). To complete such a transaction, the portfolio must borrow the security to make delivery to the buyer. The portfolio is then obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the portfolio. Until the security is replaced, the portfolio is required to pay the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the portfolio also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until the portfolio replaces a borrowed security, the portfolio will segregate with its custodian cash or other liquid assets at such a level that
(i) the amount segregated plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. The portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the portfolio replaced the borrowed security. The portfolio will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the portfolio may be required to pay in connection with a short sale.

         6. INVESTMENT IN OTHER INVESTMENT COMPANIES

Certain of the portfolios may invest in shares of closed-end investment companies, unit investment trusts, and open-end investment companies. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but the total return on such investments at the investment company-level may be reduced by the operating expenses and fees of such other investment companies, including advisory fees. Investments in certain types of investment companies, such as closed end investment companies, issue a fixed number of shares that trade on a stock exchange or may involve the payment of substantial premiums above the value of such investment companies' portfolio securities when traded over-the-counter or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market.

The extent to which a portfolio can invest in securities of other investment companies is limited by federal securities laws.

                                  RISK FACTORS

HIGH YIELD (HIGH RISK) SECURITIES

         The following discussion supplements the disclosure regarding the risks of investing in non-investment grade securities.

                  GENERAL. Certain of the portfolios may invest in high yield (high risk) securities. High yield securities are those rated below investment grade and comparable unrated securities. These securities offer yields that fluctuate over time, but generally are superior to the yields offered by higher rated securities. However, securities rated below investment grade also have greater risks than higher rated securities as described below.

                  Interest Rate Risk. To the extent a portfolio invests primarily in fixed-income securities, the net asset value of the portfolio's shares can be expected to change as general levels of interest rates fluctuate. However, the market values of securities rated below investment grade (and comparable unrated securities) tend to react less to fluctuations in interest rate levels than do those of higher-rated securities. Except to the extent that values are affected independently by other factors (such as developments relating to a specific issuer) when interest rates decline, the value of a fixed-income portfolio generally rise. Conversely, when interest rates rise, the value of a fixed-income portfolio will decline.

                  Liquidity. The secondary markets for high yield corporate and sovereign debt securities are not as liquid as the secondary markets for investment grade securities. The secondary markets for high yield debt securities are concentrated in relatively few market makers and participants are mostly institutional investors. In addition, the trading volume for high yield debt securities is generally lower than for investment grade securities. Furthermore, the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer.

         These factors may have an adverse effect on the ability of portfolios investing in high yield securities to dispose of particular portfolio investments. These factors also may limit the portfolios from obtaining accurate market quotations to value securities and calculate net asset value. If a portfolio investing in high yield debt securities is not able to obtain precise or accurate market quotations for a particular security, it will be more difficult for the Trustees to value that portfolio's investments. Therefore, the Trustees may have to use a greater degree of judgment in making such valuations.

         Less liquid secondary markets may also affect a portfolio's ability to sell securities at their fair value. Each portfolio may invest up to 15% (10% in the case of the Money Market Trust) of its net assets, measured at the time of investment, in illiquid securities. These securities may be more difficult to value and to sell at fair value. If the secondary markets for high yield debt securities are affected by adverse economic conditions, the proportion of a portfolio's assets invested in illiquid securities may increase.

                  NON-INVESTMENT GRADE CORPORATE DEBT SECURITIES. While the market values of securities rated below investment grade (and comparable unrated securities) tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of non-investment grade corporate debt securities tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities.

         In addition, these securities generally present a higher degree of credit risk. Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them. Therefore, their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

                  NON-INVESTMENT GRADE FOREIGN SOVEREIGN DEBT SECURITIES. Investing in non-investment grade foreign sovereign debt securities will expose portfolios to the consequences of political, social or economic changes in the developing and emerging market countries that issue the securities. The ability and willingness of sovereign obligors in these countries to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Developing and emerging market countries have historically experienced (and may continue to experience) high inflation and interest rates, exchange rate trade difficulties, extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability.

         The ability of a foreign sovereign obligor to make timely payments on its external debt obligations will also be strongly influenced by:

         -    the obligor's balance of payments, including export performance,
         -    the obligor's access to international credits and investments,
         -    fluctuations in interest rates, and
         -    the extent of the obligor's foreign reserves.

                  Obligor's Balance of Payments. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected.

                  Obligor's Access to International Credits and Investments. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks, and multilateral organizations, and inflows of foreign investment. The commitment on the part of these entities to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure in any of these efforts may result in the cancellation of these third parties' lending commitments, thereby further impairing the obligor's ability or willingness to service its debts on time.

                  Obligor's Fluctuations in Interest Rates. The cost of servicing external debt is generally adversely affected by rising international interest rates since many external debt obligations bear interest at rates which are adjusted based upon international interest rates.

                  Obligor's Foreign Reserves. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

                  The Consequences of a Default. As a result of the previously listed factors, a governmental obligor may default on its obligations. If a default occurs, the portfolio holding foreign sovereign debt securities may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of the foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

         Sovereign obligors in developing and emerging countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations. This difficulty has led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things:

         - reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and
         -    obtaining new credit to finance interest payments.

         Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which the portfolios may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect a portfolio's holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

                  Securities in the Lowest Rating Categories. Certain debt securities in which the portfolios may invest may have (or be considered comparable to securities having) the lowest ratings for non-subordinated debt instruments assigned by Moody's or Standard & Poor's. These securities are rated Caa or lower by Moody's or CCC or lower by Standard & Poor's. These securities are considered to have the following characteristics:

         - extremely poor prospects of ever attaining any real investment standing,
         -    current identifiable vulnerability to default,
         - unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions,
         - are speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations, and/or
         - are default or not current in the payment of interest or principal.

Accordingly, it is possible that these types of characteristics could, in certain instances, reduce the value of securities held by a portfolio with a commensurate effect on the value of the portfolio's shares.

FOREIGN SECURITIES

         The following discussion supplements the disclosure regarding the risks of investing in foreign securities in the Prospectus.

         Different Accounting and Reporting Requirements. There may be less publicly available information about a foreign issuer than a domestic issuer. Foreign issuers, including foreign branches of U.S. banks, are subject to different accounting and reporting requirements. These requirements are generally less extensive than the requirements in the U.S.

         Liquidity. Foreign stock markets (other than Japan) have substantially less volume than the U.S. exchanges. Securities of foreign issuers are generally less liquid and more volatile than those of comparable domestic issuers.

         Less Government Regulation. Foreign exchanges, broker-dealers and issuers frequently have less governmental regulation than comparable entities in the United States. In addition, brokerage costs for foreign issuers may be higher than those for U.S. issuers.

         Political Instability; Nationalization. Investments in foreign companies may be subject to the possibility of :

         -    nationalization of the foreign company,
         -    withholding of dividends at the source,
         -    expropriation or confiscatory taxation,
         -    currency blockage,
         -    political or economic instability, and/or
         - diplomatic developments that could adversely affect the value of those investments.

         Clearance and Settlement Procedures. Foreign markets, especially emerging markets, may have different clearance and settlement procedures. In certain emerging markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a portfolio is uninvested and no return is earned on these assets. The inability of a portfolio to make intended security purchases due to settlement problems could cause the portfolio to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to a portfolio due to subsequent declines in value of the portfolio securities or, if the portfolio has entered into a contract to sell the security, possible liability to the purchaser.

         Enforcement of Judgment in the Case of Default. In the event of a default on any foreign obligation, it may be difficult for the investing portfolios to obtain or to enforce a judgment against the foreign issuer.

                    HEDGING AND OTHER STRATEGIC TRANSACTIONS

         The following discussion supplements "Hedging and Other Strategic Transactions" set forth in the Prospectus of the Trust.

         As described in the Prospectus, an individual portfolio may be authorized to use a variety of investment strategies. Strategies described below will be used primarily for hedging purposes, including hedging various market risks (such as interest rates, currency exchange rates and broad or specific market movements), and managing the effective maturity or duration of debt instruments held by the portfolios (such investment strategies and transactions are referred to as "Hedging and Other Strategic Transactions"). These strategies may also be used to gain exposure to a particular securities market. The description in the Prospectus of each portfolio indicates which, if any, of these types of transactions may be used by the portfolios.

         A detailed discussion of Hedging and Other Strategic Transactions follows. No portfolio that is authorized to use any of these investment strategies will be obligated to pursue any of the strategies and no portfolio makes any representation as to the availability of these techniques at this time or at any time in the future. In addition, a portfolio's ability to pursue certain of these strategies may be limited by the Commodity Exchange Act, as amended, applicable rules and regulations of the CFTC thereunder and U.S. Federal income tax considerations.

GENERAL CHARACTERISTICS OF OPTIONS

         Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Hedging and Other Strategic Transactions involving options require segregation of portfolio assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

         Put Options. A put option gives the purchaser of the option, upon payment of a premium, the right to sell (and the writer the obligation to buy) the underlying security, commodity, index, currency or other instrument at the exercise price. A portfolio's purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving the portfolio the right to sell the instrument at the option exercise price.

         If and to the extent authorized to do so, a portfolio may purchase and sell put options on securities (whether or not it holds the securities in its portfolio) and on securities indices, currencies and futures contracts. A portfolio will not sell put options if, as a result, more than 50% of the portfolio's assets would be required to be segregated to cover its potential obligations under put options other than those with respect to futures contracts.

                  Risk of Selling Put Options. In selling put options, a portfolio faces the risk that it may be required to buy the underlying security at a disadvantageous price above the market price.

         Call Options. A call option, upon payment of a premium, gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A portfolio's purchase of a call option on an underlying instrument might be intended to protect the portfolio against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An "American" style put or call option may be exercised at any time during the option period, whereas a "European" style put or call option may be exercised only upon expiration or during a fixed period prior to expiration.

                  Partial Hedge or Income to the Portfolio. If a portfolio sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments held by the portfolio or will increase the portfolio's income. Similarly, the sale of put options can also provide portfolio gains.

                  Covering of Options. All call options sold by a portfolio must be "covered" (that is, the portfolio must own the securities or futures contract subject to the call or must otherwise meet the asset segregation requirements described below for so long as the call is outstanding).

                  Risk of Selling Call Options. Even though a portfolio will receive the option premium to help protect it against loss, a call option sold by the portfolio will expose the portfolio during the term of the option to possible loss of the opportunity to sell the underlying security or instrument with a gain.

         Exchange-listed Options. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to the options. The discussion below uses the OCC as an example, but is also applicable to other similar financial intermediaries.

         OCC-issued and exchange-listed options, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Index options and Eurodollar instruments (which are described below under "Eurodollar Instruments") are cash settled for the net amount, if any, by which the option is "in-the-money" at the time the option is exercised. "In-the-money" means the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

         A portfolio's ability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are:

         -    insufficient trading interest in certain options,
         -    restrictions on transactions imposed by an exchange,
         - trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits,
         -    interruption of the normal operations of the OCC or an exchange,
         - inadequacy of the facilities of an exchange or the OCC to handle current trading volume, or
         - a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

         The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

         OTC Options. Over-the-counter ("OTC") options are purchased from or sold to counterparties such as securities dealers, financial institutions through direct bilateral agreement with the counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties. It is anticipated that any portfolio authorized to use OTC options will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.

         Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option. As a result, if a counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a portfolio or fails to make a cash settlement payment due in accordance with the terms of that option, the portfolio will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the Subadviser must assess the creditworthiness of each such counterparty or any guarantor or credit enhancement of the counterparty's credit to determine the likelihood that the terms of the OTC option will be met. A portfolio will enter into OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers," or broker-dealers, domestic or foreign banks, or other financial institutions that are deemed creditworthy by the Subadviser. In the absence of a change in the current position of the staff of the SEC, OTC options purchased by a portfolio and the amount of the portfolio's obligation pursuant to an OTC option sold by the portfolio (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.

         Types of Options That May Be Purchased. If and to the extent authorized to do so, a portfolio may purchase and sell call options on securities indices, currencies, and futures contracts, as well as and on Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the OTC markets.

         Each portfolio reserves the right to invest in options on instruments and indices which may be developed in the future to the extent consistent with applicable law, the portfolio's investment objective and the restrictions set forth herein.

GENERAL CHARACTERISTICS OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

         If and to the extent authorized to do so, a portfolio may trade financial futures contracts (including stock index futures contracts which are described below) or purchase or sell put and call options on those contracts for the following purposes:

         - as a hedge against anticipated interest rate, currency or market changes,
         -    for duration management,
         -    for risk management purposes,
         -    to gain exposure to a securities market.

Futures contracts are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a portfolio, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to certain instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract and obligates the seller to deliver that position.

         Use Will Be Consistent with Applicable Regulatory Requirements. A portfolio's use of financial futures contracts and options thereon will in all cases be consistent with applicable regulatory requirements and in particular with the rules and regulations of the CFTC and will be entered into primarily for bona fide hedging, risk management (including duration management) or to attempt to increase income or gains.

         Margin. Maintaining a futures contract or selling an option on a futures contract will typically require a portfolio to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets ("initial margin") that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets ("variation margin") may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates. The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of a portfolio. If a portfolio exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position.

         No portfolio will enter into a futures contract or option thereon (for non-hedging purposes) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon for nonhedging purposes would exceed 5% of the current fair market value of the portfolio's total assets; however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below under "Use of Segregated and Other Special Accounts."

         Settlement. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.

         Value of Futures Contracts Sold by a Portfolio. The value of all futures contracts sold by a portfolio (adjusted for the historical volatility relationship between such portfolio and the contracts) will not exceed the total market value of the portfolio's securities.

STOCK INDEX FUTURES

         Definition. A stock index futures contract (an "Index Future") is a contract to buy a certain number of units of the relevant index at a specified future date at a price agreed upon when the contract is made. A unit is the value at a given time of the relevant index.

         Uses of Index Futures. Below are some examples of how Index Futures may be used:

         - In connection with a portfolio's investment in common stocks, a portfolio may invest in Index Futures while the Subadviser seeks favorable terms from brokers to effect transactions in common stocks selected for purchase.
         - A portfolio may also invest in Index Futures when a subadviser believes that there are not enough attractive common stocks available to maintain the standards of diversity and liquidity set for the portfolio's pending investment in such stocks when they do become available.
         - Through the use of Index Futures, a portfolio may maintain a pool of assets with diversified risk without incurring the substantial brokerage costs which may be associated with investment in multiple issuers. This may permit a portfolio to avoid potential market and liquidity problems (e.g., driving up or forcing down the price by quickly purchasing or selling shares of a portfolio security) which may result from increases or decreases in positions already held by a portfolio.
         - A portfolio may also invest in Index Futures in order to hedge its equity positions.

         Hedging and Other Strategic Transactions involving futures contracts and options on futures contracts will be purchased, sold or entered into primarily for bona fide hedging, risk management or appropriate portfolio management purposes including gaining exposure to a particular securities market. None of the portfolios will act as a "commodity pool" (i.e., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the CFTC).

OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES

         If and to the extent authorized to do so, a portfolio may purchase and sell call and put options on securities indices and other financial indices ("Options on Financial Indices"). In so doing, the portfolio can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments.

         Description of Options on Financial Indices. Options on Financial Indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, Options on Financial Indices settle by cash settlement. Cash settlement means that the holder has the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call (or is less than, in the case of a put) the exercise price of the option. This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments comprising the market or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case for options on securities. In the case of an OTC option, physical delivery may be used instead of cash settlement.

YIELD CURVE OPTIONS

            Certain of the portfolios may also enter into options on the "spread," or yield differential, between two fixed income securities, in transactions referred to as "yield curve" options. In contract to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

         Yield curve options may be used for the same purposes as other options on securities. Specifically, a portfolio may purchase or write such options for hedging purposes. For example, a portfolio may purchase a call option on the yield spread between two securities, if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. The portfolio may also purchase or write yield curve options for other than hedging purposes (i.e., in an effort to increase its current income) if, in the judgment of the subadviser, the portfolio will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated. Yield curve options written by a portfolio will be "covered." A call (or put) option is covered if the portfolio holds another call (or put) option on the spread between the same two securities and owns liquid and unencumbered assets sufficient to cover the portfolio's net liability under the two options. Therefore, a portfolio's liability for such a covered option is generally limited to the difference between the amount of the portfolio's liability under the option written by the portfolio less the value of the option held by the portfolio. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter.

CURRENCY TRANSACTIONS

         If and to the extent authorized to do so, a portfolio may engage in currency transactions with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value. Currency transactions include:

         -    forward currency contracts,
         -    exchange-listed currency futures contracts and options thereon,
         -    exchange-listed and OTC options on currencies, and
         -    currency swaps.

A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below under "Swaps, Caps, Floors and Collars." A portfolio may enter into currency transactions only with counterparties that are deemed creditworthy by the subadviser.

         A portfolio's dealings in forward currency contracts and other currency transactions such as futures contracts, options, options on futures contracts and swaps will be limited to hedging and similar purposes, including transaction hedging, position hedging, cross hedging and proxy hedging. A portfolio will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held by the portfolio that are denominated, exposed to or generally quoted in or currently convertible into the currency, other than with respect to proxy hedging as described below.

         Transaction Hedging. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a portfolio, which will generally arise in connection with the purchase or sale of the portfolio's securities or the receipt of income from them.

         Position Hedging. Position hedging is entering into a currency transaction with respect to portfolio securities positions denominated or generally quoted in that currency.

         Cross Hedging. A portfolio may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to increase or decline in value relative to other currencies to which the portfolio has or in which the portfolio expects to have exposure.

         Proxy Hedging. To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of its securities, a portfolio may also engage in proxy hedging. Proxy hedging is often used when the currency to which a portfolio's holdings are exposed is generally difficult to hedge or specifically difficult to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some or all of a portfolio's securities are or are expected to be denominated, and to buy dollars. The amount of the contract would not exceed the market value of the portfolio's securities denominated in linked currencies.

         Risk of Currency Transactions. Currency transactions are subject to risks different from other portfolio transactions, as discussed below under "Risk Factors." If a portfolio enters into a currency hedging transaction, the portfolio will comply with the asset segregation requirements described below under "Use of Segregated and Other Special Accounts."

COMBINED TRANSACTIONS

         To the extent authorized to do so, a portfolio may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although a portfolio will normally enter into combined transactions to reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the portfolio's objective.

SWAPS, CAPS, FLOORS AND COLLARS

         Among the Hedging and Other Strategic Transactions into which a portfolio may be authorized to enter are (a) interest rate, currency and index swaps and (b) the purchase or sale of related caps, floors and collars and other derivatives. A portfolio will enter into these transactions primarily:

         - to preserve a return or spread on a particular investment or portion of its portfolio,
         -    to protect against currency fluctuations,
         - to protect against any increase in the price of securities a portfolio anticipates purchasing at a later date, or
         -    as a duration management technique.

A portfolio will use these transactions primarily for hedging purposes and will not sell interest rate caps or floors if it does not own securities or other instruments providing the income the portfolio may be obligated to pay.

         Interest Rate Swaps. Interest rate swaps involve the exchange by a portfolio with another party of respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal).

         Currency Swaps. A currency swap is an agreement to exchange cash flows on a stated amount based on changes in the values of the reference indices.

         Caps. The purchase of a cap entitles the purchaser to receive payments on a stated principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate.

         Floors. The purchase of a floor entitles the purchaser to receive payments on a stated principal amount from the party selling the floor to the extent that a specific index falls below a predetermined interest rate or amount.

         Interest Rate Floors. The purchase of an interest rate floor entitles the purchaser to receive payments of interest on a stated principal amount from the party selling the interest rate floor to the extent that a specified index falls below a predetermined interest rate or amount.

         Collar. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

         1940 Act Considerations. A portfolio will usually enter into interest rate swaps on a net basis. A net basis means that the two payment streams are netted out in a cash settlement on the payment date(s) specified in the instrument, with the portfolio receiving (or paying, if applicable) only the net amount of the two payments. If these swaps, caps, floors, collars and other similar derivatives are entered into for good faith hedging or other similar purposes, they do not constitute senior securities under the Investment Company Act of 1940, as amended (the "1940 Act") and, thus, will not be treated as being subject to the portfolio's borrowing restrictions.

         Counterparties to these Transactions. A portfolio will not enter into any swap, cap, floor, collar or other derivative transaction unless the counterparty is deemed creditworthy by the Subadviser. If a counterparty defaults, a portfolio may have contractual remedies pursuant to the agreements related to the transaction.

         Liquidity. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are generally less liquid than swaps.

         The liquidity of swap agreements will be determined by a Subadviser based on various factors, including:

         -    the frequency of trades and quotations,
         - the number of dealers and prospective purchasers in the marketplace,
         -    dealer undertakings to make a market,
         - the nature of the security (including any demand or tender features), and
         - the nature of the marketplace for trades (including the ability to assign or offset a portfolio's rights and obligations relating to the investment).

Such determination will govern whether a swap will be deemed to be within the 15% restriction on investments in securities that are not readily marketable.

         Each portfolio will maintain cash and appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If a portfolio enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the portfolio's accrued obligations under the swap agreement over the accrued amount the portfolio is entitled to receive under the agreement. If a portfolio enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the portfolio's accrued obligations under the agreement. See also, "Use of Segregated and Other Special Accounts."

EURODOLLAR INSTRUMENTS

         To the extent authorized to do so, a portfolio may make investments in Eurodollar instruments, which are typically dollar-denominated futures contracts or options on those contracts that are linked to the LIBOR. In addition, foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A portfolio might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

RISK FACTORS

         Hedging and Other Strategic Transactions have special risks associated with them, including:

         -    possible default by the counterparty to the transaction,
         - markets for the securities used in these transactions could be illiquid,
         - to the extent the Subadviser's assessment of market movements is incorrect, the risk that the use of the Hedging and Other Strategic Transactions could result in losses to the portfolio.

         Losses resulting from the use of Hedging and Other Strategic Transactions will reduce a portfolio's net asset value, and possibly income. Losses can be greater than if Hedging and Other Strategic Transactions had not been used.

         Options and Futures Transactions

         Options transactions are subject to the following additional risks:

         - Option transactions could force the sale or purchase of portfolio securities at inopportune times or for prices higher than current market values (in the case of put options) or lower than current market values (in the case of call options), or could cause a portfolio to hold a security it might otherwise sell (in the case of a call option).

         - Options markets could become illiquid in some circumstances and certain over-the-counter options could have no markets. As a result, in certain markets, a portfolio might not be able to close out a transaction without incurring substantial losses.

         Futures transactions are subject to the following additional risks:

         - The degree of correlation between price movements of futures contracts and price movements in the related securities position of a portfolio could create the possibility that losses on the hedging instrument are greater than gains in the value of the portfolio's position.

         - Futures markets could become illiquid. As a result, in certain markets, a portfolio might not be able to close out a transaction without incurring substantial losses.

Although a portfolio's use of futures and options for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, it will tend, at the same time, to limit the potential gain that might result from an increase in value.

         Currency Hedging. In additional to the general risks of Hedging and Other Strategic Transactions described above, currency hedging transactions have the following risks:

         - Currency hedging can result in losses to a portfolio if the currency being hedged fluctuates in value to a degree or direction that is not anticipated.
         - Proxy hedging involves determining the correlation between various currencies. If the Subadviser's determination of this correlation is incorrect, the portfolio losses could be greater than if the proxy hedging were not used.
         - Foreign government exchange controls and restrictions on repatriation of currency can negatively affect currency transactions. These forms of governmental actions can result in losses to a portfolio if it is unable to deliver or receive currency or monies to settle obligations. Such governmental actions could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

         Currency Futures Contracts and Options on Currency Futures Contracts. Currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. In addition, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available.

RISKS OF HEDGING AND OTHER STRATEGIC TRANSACTIONS OUTSIDE THE UNITED STATES

         When conducted outside the United States, Hedging and Other Strategic Transactions will not only be subject to the risks described above but could also be adversely affected by:

         - foreign governmental actions affecting foreign securities, currencies or other instruments,
         - less stringent regulation of these transactions in many countries as compared to the United States,
         - the lack of have clearing mechanisms and related guarantees in some countries for these transactions,
         - more limited availability of data on which to make trading decisions than in the United States,
         - delays in a portfolio's ability to act upon economic events occurring in foreign markets during non-business hours in the United States,
         - the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and
         -    lower trading volume and liquidity.

USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS

         Use of extensive Hedging and Other Strategic Transactions by a portfolio will require, among other things, that the portfolio segregate cash, liquid high grade debt obligations or other assets with its custodian, or a designated sub-custodian, to the extent the portfolio's obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency.

         In general, either the full amount of any obligation by a portfolio to pay or deliver securities or assets must be covered at all times by (a) holding the securities, instruments or currency required to be delivered, or (b) subject to any regulatory restrictions, segregating an amount of cash or liquid high grade debt obligations at least equal to the current amount of the obligation. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. Some examples of cover requirements are set forth below:

         Call Options. A call option on securities written by a portfolio will require the portfolio to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid high grade debt obligations sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a portfolio on an index will require the portfolio to own portfolio securities that correlate with the index or to segregate cash or liquid high grade debt obligations equal to the excess of the index value over the exercise price on a current basis.

         Put Options. A put option on securities written by a portfolio will require the portfolio to segregate cash or liquid high grade debt obligations equal to the exercise price.

         OTC Options. OTC options entered into by a portfolio, including those on securities, currency, financial instruments or indices, and OTC-issued and exchange-listed index options will generally provide for cash settlement, although a portfolio will not be required to do so. As a result, when a portfolio sells these instruments it will segregate an amount of cash or liquid high grade debt obligations equal to its obligations under the options. OTC-issued and exchange-listed options sold by a portfolio other than those described above generally settle with physical delivery, and the portfolio will segregate an amount of cash or liquid high grade debt securities equal to the full value of the option.

OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

         Currency Contracts. Except when a portfolio enters into a forward contract in connection with the purchase or sale of a security denominated in a foreign currency or for other non-speculative purposes, which requires no segregation, a currency contract that obligates the portfolio to buy or sell a foreign currency will generally require the portfolio to hold an amount of that currency or liquid securities denominated in that currency equal to a portfolio's obligations or to segregate cash or liquid high grade debt obligations equal to the amount of the portfolio's obligations.

         Futures Contracts and Options on Futures Contracts. In the case of a futures contract or an option on a futures contract, a portfolio must deposit initial margin and, in some instances, daily variation margin, in addition to segregating assets sufficient to meet its obligations under the contract. These assets may consist of cash, cash equivalents, liquid debt, equity securities or other acceptable assets.

         Swaps. A portfolio will calculate the net amount, if any, of its obligations relating to swaps on a daily basis and will segregate an amount of cash or liquid high grade debt obligations having an aggregate value at least equal to this net amount.

         Caps. Floors and Collars. Caps, floors and collars require segregation of assets with a value equal to a portfolio's net obligation, if any.

         Hedging and Other Strategic Transactions may be covered by means other than those described above when consistent with applicable regulatory policies. A portfolio may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation. A portfolio could purchase a put option, for example, if the exercise price of that option is the same or higher than the exercise price of a put option sold by the portfolio. In addition, if it holds a futures contracts or forward contract, a portfolio could, instead of segregating assets, purchase a put option on the same futures contract or forward contract with an exercise price as high or higher than the price of the contract held. Other Hedging and Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates on or after the time the primary transaction terminates, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

OTHER LIMITATIONS

         No portfolio will maintain open short positions in futures contracts, call options written on futures contracts, and call options written on securities indices if, in the aggregate, the current market value of the open positions exceeds the current market value of that portion of its securities portfolio being hedged by those futures and options, plus or minus the unrealized gain or loss on those open positions. The gain or loss on these open positions will be adjusted for the historical volatility relationship between that portion of the portfolio and the contracts (e.g., the Beta volatility factor).

         For purposes of this limitation, to the extent the portfolio has written call options on specific securities in that portion of its portfolio, the value of those securities will be deducted from the current market value of that portion of the securities portfolio. If this limitation should be exceeded at any time, the portfolio will take prompt action to close out the appropriate number of open short positions to bring its open futures and options positions within this limitation.

                             INVESTMENT RESTRICTIONS

         There are two classes of investment restrictions to which the Trust is subject in implementing the investment policies of the portfolios: (a) fundamental and (b) nonfundamental. Nonfundamental restrictions are subject to change by the Trustees of the Trust without shareholder approval. Fundamental restrictions may only be changed by a vote of the lesser of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares.

         When submitting an investment restriction change to the holders of the Trust's outstanding voting securities, the matter shall be deemed to have been effectively acted upon with respect to a particular portfolio if a majority of the outstanding voting securities of the portfolio vote for the approval of the matter, notwithstanding (1) that the matter has not been approved by the holders of a majority of the outstanding voting securities of any other portfolio affected by the matter, and (2) that the matter has not been approved by the vote of a majority of the outstanding voting securities of the Trust.

         Restrictions (1) through restriction (8) are fundamental. Restrictions
(9) through (15) are nonfundamental.

FUNDAMENTAL

         The Trust may not issue senior securities, except to the extent that the borrowing of money in accordance with restriction (3) may constitute the issuance of a senior security. (For purposes of this restriction, purchasing securities on a when-issued or delayed delivery basis and engaging in Hedging and Other Strategic Transactions will not be deemed to constitute the issuance of a senior security.) In addition, unless a portfolio is specifically excepted by the terms of a restriction, each portfolio will not:

(1) Invest more than 25% of the value of its total assets in securities of issuers having their principal activities in any particular industry, excluding U. S. Government securities and obligations of domestic branches of U.S. banks and savings and loan associations, except that this restriction shall not apply to Health Sciences Trust, Real Estate Securities Trust, Utilities Trust and the Lifestyle Trusts. (The Trust has determined to forego the exclusion from the above policy of obligations of domestic branches of U.S. savings and loan associations and to limit the exclusion of obligations of domestic branches of U.S. banks to the Money Market Trust.)

         For purposes of this restriction, neither telecommunication companies, finance companies nor utility companies as a group are considered to be a single industry. Such companies will be grouped instead according to their services; for example, gas, electric and telephone utilities will each be considered a separate industry. Also for purposes of this restriction, foreign government issuers and supranational issuers are not considered members of any industry.

(2) Purchase the securities of any issuer if the purchase would cause more than 5% of the value of the portfolio's total assets to be invested in the securities of any one issuer (excluding U. S. Government securities) or cause more than 10% of the voting securities of the issuer to be held by the portfolio, except that up to 25% of the value of each portfolio's total assets may be invested without regard to these restrictions. The Utilities Trust, Health Sciences Trust, Global Bond Trust, the Dynamic Growth Trust and the Lifestyle Trusts are not subject to these restrictions.

(3) Borrow money, except that each portfolio may borrow (i) for temporary or emergency purposes (not for leveraging) up to 33 1/3% of the value of the portfolio's total assets (including amounts borrowed) less liabilities (other than borrowings) and (ii) in connection with reverse repurchase agreements, mortgage dollar rolls and other similar transactions.

(4) Underwrite securities of other issuers except insofar as the Trust may be considered an underwriter under the 1933 Act in selling portfolio securities.

(5) Purchase or sell real estate, except that each portfolio may invest in securities issued by companies which invest in real estate or interests therein and each of the portfolios other than the Money Market Trust may invest in mortgages and mortgage-backed securities.

(6) Purchase or sell commodities or commodity contracts, except that each portfolio other than the Money Market Trust may purchase and sell futures contracts on financial instruments and indices and options on such futures contracts and each portfolio other than the Money Market Trust and U.S. Government Securities Trust may purchase and sell futures contracts on foreign currencies and options on such futures contracts.

(7) Lend money to other persons, except by the purchase of obligations in which the portfolio is authorized to invest and by entering into repurchase agreements. For purposes of this restriction, collateral arrangements with respect to options, forward currency and futures transactions will not be deemed to involve the lending of money.

(8) Lend securities in excess of 33 1/3% of the value of its total assets. For purposes of this restriction, collateral arrangements with respect to options, forward currency and futures transactions will not be deemed to involve loans of securities.

NONFUNDAMENTAL

Unless a portfolio is specifically excepted by the terms of a restriction, each portfolio will not:

(9) Knowingly invest more than 15% of the value of its net assets in securities or other investments, including repurchase agreements maturing in more than seven days but excluding master demand notes, that are not readily marketable, except that the Money Market Trust may not invest in excess of 10% of its net assets in such securities or other investments.

(10) Sell securities short or purchase securities on margin, except that it may obtain such short-term credits as may be required to clear transactions. For purposes of this restriction, collateral arrangements with respect to Hedging and Other Strategic Transactions will not be deemed to involve the use of margin. Investment Restriction (10) is amended as follows for the Capital Appreciation Trust: the Capital Appreciation Trust may not make short sales of securities or maintain a short position, if, when added together, more than 25% of the value of the portfolio's net assets would be (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales and
         (ii) allocated to segregated accounts in connection with short sales. Short sales "against-the-box" are not subject to this limitation.

(11) Write or purchase options on securities, financial indices or currencies, except to the extent a portfolio is specifically authorized to engage in Hedging and Other Strategic Transactions.

(12) Purchase securities for the purpose of exercising control or management.

(13) Purchase securities of other investment companies if the purchase would cause more than 10% of the value of the portfolio's total assets to be invested in investment company securities, provided that (i) no investment will be made in the securities of any one investment company if immediately after such investment more than 3% of the outstanding voting securities of such company would be owned by the portfolio or more than 5% of the value of the portfolio's total assets would be invested in such company and (ii) no restrictions shall apply to a purchase of investment company securities in connection with:

                  (a)  a merger, consolidation or reorganization,

                  (b) the investment of collateral received in connection with the lending of securities in the Navigator Securities Lending Trust,* or

                  (c) the purchase of shares of the T. Rowe Price Reserve Investment Fund, a T. Rowe Price Associates, Inc. money market fund. (However, a portfolio of the Trust may not invest more than 25% of its total assets in the T. Rowe Price Reserve Investment Fund).**

                  (d) the purchase of shares of the Janus Money Market Fund. (However, a portfolio of the Trust may not invest more than 25% of its total assets in the Janus Money Market
                       Fund).***

          For purposes of this restriction, privately issued collateralized mortgage obligations will not be treated as investment company securities if issued by "Exemptive Issuers." Exemptive Issuers are defined as unmanaged, fixed-asset issuers that (a) invest primarily in mortgage-backed securities, (b) do not issue redeemable securities as defined in Section 2(a)(32) of the 1940 Act, (c) operate under general exemptive orders exempting them from all provisions of the 1940 Act, and (d) are not registered or regulated under the 1940 Act as investment companies. This restriction (13) shall not apply to the Lifestyle Trusts.

*State Street Bank and Trust Company ("State Street"), the Trust's custodian, pursuant to an agreement with the Trust, provides a security lending service to the Trust. In connection with the service, collateral from securities lent may be invested in the Navigator Securities Lending Trust. The Navigator Securities Lending Trust is a registered investment company managed by State Street that is sold only to mutual fund lending clients of State Street. In connection with the creation of the Navigator Securities Lending Trust, State Street received from the SEC exemption from certain provisions of the 1940 Act in order to permit its mutual fund clients to invest in the Navigator Securities Lending Trust. State Street received exemption from Section 12(d)(1) of the 1940 Act and various provisions of Section 17 of the 1940 Act.

**The T. Rowe Price Reserve Investment Fund is a money market fund registered under the 1940 Act which is managed by T. Rowe Price Associates, Inc. and which is sold only to advisory clients of T. Rowe Price Associates, Inc. and T. Rowe Price International, Inc. and their affiliates. T. Rowe Price Associates, Inc. and Rowe Price-Fleming International, Inc. have received from the SEC exemptive relief from certain provisions of the 1940 Act in order to permit their mutual fund sub-advisory clients to invest in the T. Rowe Price Reserve Investment Fund.

***The Janus Money Market Fund is a money market fund registered under the 1940 Act which is managed by Janus. Janus has received from the SEC exemptive relief from certain provisions of the 1940 Act in order to permit their mutual fund subadvisory clients to invest in the Janus Money Market Fund.

(14) Pledge, hypothecate, mortgage or transfer (except as provided in restriction (8)) as security for indebtedness any securities held by the portfolio, except in an amount of not more than 10%* of the value of the portfolio's total assets and then only to secure borrowings permitted by restrictions (3) and (10). For purposes of this restriction, collateral arrangements with respect to Hedging and Other Strategic Transactions will not be deemed to involve a pledge of assets.

*33 1/3% in the case of the Small Company Value, Blue Chip Growth, Equity-Income, International Stock, Science & Technology Trusts, Small Company Blend, U.S. Large Cap Value, Total Return, International Value, Mid Cap Stock Trusts, Telecommunications, Health Sciences, Mid Cap Growth, Mid Cap Opportunities, Financial Services, All Cap Value, Quantitative Mid Cap, Strategic Growth, Capital Opportunities, Utilities, Mid Cap Value, Fundamental Value, Small-Mid Cap Growth, Small-Mid Cap, International Equity Select, Select Growth, Global Equity Select, Core Value, High Grade Bond; 15% in the case of the International Small Cap, Growth and Balanced Trusts; 50% in the case of the Value Trust.

         If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in the investment's percentage of the value of a portfolio's total assets resulting from a change in such values or assets will not constitute a violation of the percentage restriction, except in the case of the Money Market Trust where the percentage limitation of restriction (9) must be met at all times.

ADDITIONAL INVESTMENT RESTRICTIONS

         Money Market Trust

         In addition to the above policies, the Money Market Trust is subject to certain restrictions required by Rule 2a-7 under the 1940 Act. In order to comply with such restrictions, the Money Market Trust will, among other things, not purchase the securities of any issuer if it would cause:

         - more than 5% of its total assets to be invested in the securities of any one issuer (excluding U.S. Government securities and repurchase agreements fully collateralized by U.S. Government securities), except as permitted by Rule 2a-7 for certain securities for a period of up to three business days after purchase,
         - more than 5% of its total assets to be invested in "second tier securities," as defined by Rule 2a-7, or
         - more than the greater of $1 million or 1% of its total assets to be invested in the second tier securities of that issuer.

         Overseas, Strategic Opportunities, and Large Cap Growth Trusts:

                  In addition to the above policies, the Overseas, Strategic Opportunities, and Large Cap Growth Trusts will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the Portfolio's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the Portfolio's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of the Portfolio's total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the Portfolio would exceed 5% of the Portfolio's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

         Investment Restrictions That Only May be Changed Upon 60 Days Notice to Shareholders

In order to comply with Rule 35d-1 under the 1940 Act, the following policies are subject to change only upon 60 days' prior notice to shareholders. Any other policy, other than one designated as a fundamental policy, are not subject to this 60 day notice requirement.

INTERNET TECHNOLOGIES TRUST

SUBADVISER:   Munder Capital Management ("Munder")

Under normal market conditions, the Internet Technologies Trust will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies that fall into three basic categories:

         - Pure plays - companies whose core business models are focused exclusively on the Internet;
         - Builders - companies that provide the innovative hardware, services and software components which enable the advancement or facilitate the usage of the Internet; and

         - Beneficiaries - companies across a broad range of industries and sectors that utilize the internet to enhance their business models.

PACIFIC RIM EMERGING MARKETS TRUST

SUBADVISER:   Manufacturers Adviser Corporation ("MAC")

The Pacific Rim Emerging Markets Trust, under normal conditions, invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks and equity-related securities of established, larger-capitalization non-U.S. companies located in the Pacific Rim region that have attractive long-term prospects for growth of capital.

TELECOMMUNICATIONS TRUST

SUBADVISER:   INVESCO Funds Group, Inc. ("INVESCO")

Under normal market conditions, the Telecommunications Trusts invests at least 65% (80% after July 31, 2002) of its net assets (plus any borrowings for investment purposes) in equity securities of companies engaged in the design, development, manufacture, distribution or sale of communications services and equipment and companies that are involved in supplying equipment or services to such companies (collectively referred to s the "telecommunications sector").

SCIENCE & TECHNOLOGY TRUST

SUBADVISER: T. Rowe Price Associates, Inc. ("T. Rowe Price")

The Science & Technology Trust invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of companies expected to benefit from the development, advancement, and use of science and technology.

INTERNATIONAL SMALL CAP TRUST

SUBADVISER:   Founders Asset Management LLC ("Founders")

The International Small Cap Trust invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in securities issued by foreign companies which have total stock market capitalizations or annual revenues of $1.5 billion or less ("small company securities")."

HEALTH SCIENCES TRUST

SUBADVISER:   T. Rowe Price Associates, Inc. ("T. Rowe Price")

The portfolio invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies engaged in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences (collectively terms "health sciences").

AGGRESSIVE GROWTH TRUST

SUBADVISER:   A I M Capital Management, Inc.  ("AIM")

Not subject to the 80% rule.

EMERGING SMALL COMPANY TRUST
SUBADVISER: Franklin Advisers, Inc. ("Franklin")

Under normal market conditions, the Emerging Small Company Trust invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stock equity securities of companies with market capitalizations that approximately match the range of capitalization of the Russell 2000 Growth Index ("small cap stocks") at the time of purchase.

SMALL COMPANY BLEND TRUST

SUBADVISER: Capital Guardian Trust Company ("CGTC")

The Small Company Blend Trust invests at least 80% its net assets (plus any borrowings for investment purposes), under normal market conditions, in equity and equity-related securities of companies with market capitalizations that approximately match the range of capitalization of the Russell 2000 Index ("small cap stocks") at the time of purchase.

DYNAMIC GROWTH TRUST

SUBADVISER:   Janus Capital Corporation ("Janus")

Not subject to the 80% rule.

MID CAP GROWTH TRUST

Subadviser:   INVESCO Funds Group, Inc. ("INVESCO")

Under normal market conditions, the Mid Cap Growth Trust invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of mid-sized companies. INVESCO defines mid-sized companies as companies that are included in the Russell Mid-Cap Growth Index at the time of purchase, or if not included in that Index, have market capitalizations of between $2.5 billion and $15 billion at the time of purchase.

MID CAP OPPORTUNITIES TRUST

Subadviser:   Putnam Investment Management, L.L.C. ("Putnam")

Under normal market conditions, the Mid Cap Opportunities Trust invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks and other equity securities of U.S. mid-size companies.

MID CAP STOCK TRUST

Subadviser:   Wellington Management Company, LLP ("Wellington Management")

Wellington Management seeks to achieve the Trust's objective by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in equity securities of mid-sized companies with significant capital appreciation potential.

ALL CAP GROWTH TRUST

(formerly, the Mid Cap Growth Trust)
Subadviser:   A I M Capital Management, Inc.  ("AIM")

Not subject to the 80% rule.

FINANCIAL SERVICES TRUST
Subadviser:   Davis Advisors ("Davis")

During normal market conditions, at least 65% (80% after July 31, 2002) of the portfolio's net assets (plus any borrowings for investment purposes) are invested in companies that are principally engaged in financial services.

OVERSEAS TRUST

Subadviser:   Fidelity Management & Research Company ("FMR")

The portfolio normally invests at least 80% of the portfolio's assets in non-U.S. securities( primarily common stocks).

INTERNATIONAL STOCK TRUST

Subadviser:   T. Rowe Price International, Inc. ("T. Rowe International")

Under normal market conditions, the International Stock Trust invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks.

INTERNATIONAL VALUE TRUST

Subadviser:   Templeton Investment Counsel, Inc. ("Templeton")

Not subject to 80% rule.

CAPITAL APPRECIATION TRUST

Subadviser:   Jennison Associates LLC ("Jennison").

Not subject to 80% rule.

STRATEGIC OPPORTUNITIES TRUST

Subadviser:   Fidelity Management & Research Company ("FMR")

Not subject to 80% rule.

QUANTITATIVE MID CAP TRUST

Subadviser:   Manufacturers Adviser Corporation ("MAC")

The portfolio invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. mid-cap stocks, convertible preferred stocks, convertible bonds and warrants.

GLOBAL EQUITY TRUST

Subadviser:   Putnam Investment Management, L.L.C. ("Putnam")

The portfolio invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities.

STRATEGIC GROWTH TRUST

Subadviser:   Massachusetts Financial Services Company ("MFS")

Not subject to 80% rule.

GROWTH TRUST

Subadviser:   SSgA Funds Management, Inc. ("SSgA")

Not subject to 80% rule.

LARGE CAP GROWTH TRUST

Subadviser:   Fidelity Management & Research Company ("FMR")

FMR normally invests at least 80% the portfolio's assets in securities (primarily common stocks) of companies with large market capitalizations. FMR generally defines large market capitalization companies as those whose market capitalization is similar to the market capitalization of companies in the S&P 500(R) or the Russell 1000(R).

For purposes or normally investing at least 80% of the portfolio's assets in securities of companies with large market capitalizations, FMR intends to measure the capitalization range of the Russell 1000 Index and the Standard & Poor's 500SM (S&P 500(R)) no less frequently than once a month.

ALL CAP VALUE TRUST

Subadviser:   The Dreyfus Corporation ("Dreyfus")

Not subject to 80% rule.

CAPITAL OPPORTUNITIES TRUST

Subadviser:   Massachusetts Financial Services Company ("MFS")

Not subject to 80% rule.

QUANTITATIVE EQUITY TRUST

Subadviser:   Manufacturers Adviser Corporation ("MAC")

MAC seeks to attain this objective by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks or in securities convertible into common stock or carrying rights or warrants to purchase common stocks or to participate in earnings.

BLUE CHIP GROWTH TRUST

Subadviser:   T. Rowe Price Associates, Inc. ("T. Rowe Price")

The portfolio invests, under normal market conditions, at least 80% of its total assets in the common stocks of large and medium-size blue chip growth companies.

UTILITIES TRUST

Subadviser:   Massachusetts Financial Services Company ("MFS")

The portfolio invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in securities of companies in the utilities industry. Securities in the utilities industry may include equity and debt securities of domestic and foreign companies.

REAL ESTATE SECURITIES TRUST

Subadviser:   Cohen & Steers Capital Management, Inc. ("Cohen & Steers")

The portfolio invests, under normal market conditions, at least 80% of net assets (plus any borrowings for investment purposes) in securities of real estate companies.

SMALL COMPANY VALUE TRUST

Subadviser:   T. Rowe Price Associates, Inc. ("T. Rowe Price")

Under normal market conditions, the portfolio will invest at least 80% of its net assets (plus any borrowings for investment purposes) in companies with market capitalizations that do not exceed the maximum market capitalization of any security in the Russell 2000 Index at the time of purchase.

MID CAP VALUE TRUST

Subadviser:   Lord, Abbett & Co. ("Lord Abbett")

Under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) will consist of investments in mid-sized companies, with market capitalizations of approximately $500 million to $10 billion.

VALUE TRUST

Subadviser:   Miller Anderson

Not subject to 80% rule.

EQUITY INDEX TRUST

Subadviser:   Manufacturers Adviser Corporation ("MAC"),

Not subject to 80% rule.

TACTICAL ALLOCATION TRUST

Subadviser:   Brinson Advisors Inc. ("Brinson Advisors"),

         Not subject to 80% rule.

FUNDAMENTAL VALUE TRUST
Subadviser:   Davis Advisors ("Davis")

Not subject to 80% rule.

GROWTH & INCOME TRUST

Subadviser:   Wellington Management Company, LLP ("Wellington Management"),

Not subject to 80% rule.

U.S. LARGE CAP VALUE TRUST

Subadviser:   Capital Guardian Trust Company ("CGTC"),

The portfolio invests at least 80% of the portfolio's net assets (plus any borrowings for investment purposes), under normal market conditions, in equity and equity-related securities of companies with market capitalization greater than $500 million at the time of purchase.

EQUITY-INCOME TRUST

Subadviser:   T. Rowe Price Associates, Inc. ("T. Rowe Price")

Not subject to 80% rule.

INCOME & VALUE TRUST

Subadviser:   Capital Guardian Trust Company ("CGTC")

Not subject to 80% rule.

BALANCED TRUST

Subadviser:   Manufacturers Adviser Corporation ("MAC")

Not subject to 80% rule.

HIGH YIELD TRUST

Subadviser:   Miller Anderson

The portfolio invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in high yield debt securities, including corporate bonds and other fixed income securities (such as preferred stocks and convertible securities) which have the following ratings (or, if unrated, are considered to be of equivalent quality):

                                           Corporate Bonds, Preferred Stocks and
                    Rating Agency                  Convertible Securities
                  --------------------------------------------------------------
                       Moody's                           Ba through C
                  Standard & Poor's                      BB through D

STRATEGIC BOND TRUST

Subadviser:   Salomon Brothers Asset Management Inc. ("SaBAM")

SaBAM seeks to achieve this objective by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in fixed income securities .

GLOBAL BOND TRUST

Subadviser:   Pacific Investment Management Company LLC ("PIMCO")

PIMCO seeks to achieve this investment objective by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in fixed income securities.

TOTAL RETURN TRUST

Subadviser:   Pacific Investment Management Company LLC ("PIMCO"),

Not subject to 80% rule.

INVESTMENT QUALITY BOND TRUST

Subadviser:   Wellington Management Company, LLP ("Wellington Management")

Wellington Management seeks to achieve the portfolio's objective by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in investment grade bonds.

DIVERSIFIED BOND TRUST

Subadviser:   Capital Guardian Trust Company ("CGTC"),

CGTC seeks to achieve this investment objective by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in fixed income securities.

U.S. GOVERNMENT SECURITIES TRUST

Subadviser:   Salomon Brothers Asset Management Inc ("SaBAM")

SaBAM seeks to attain this objective by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and derivative securities.

MONEY MARKET TRUST

Subadviser:   Manufacturers Adviser Corporation ("MAC")

Not subject to 80% rule.

THE INDEX TRUSTS

Manufacturers Adviser Corporation ("MAC")

SMALL CAP INDEX  TRUST

The Small Cap Index Trust invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in (a) the common stocks that are included in the Russell 2000 Index and (b) securities (which may or may not be included in the Russell 2000 Index) that MAC believes as a group will behave in a manner similar to the index.

INTERNATIONAL INDEX TRUST

The International Index Trust invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in (a) the common stocks that are included in the MSCI EAFE Index and (b) securities (which may or may not be included in the MSCI EAFE Index) that MAC believes as a group will behave in a manner similar to the index.

MID CAP INDEX TRUST

The Mid Cap Index Trust invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in (a) the common stocks that are included in the S&P 400 Index and (b) securities (which may or may not be included in the S&P 400 Index) that MAC believes as a group will behave in a manner similar to the index.

TOTAL STOCK MARKET INDEX TRUST

The Total Stock Markey Index Trust invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in (a) the common stocks that are included in the Wilshire 5000 Index and (b) securities (which may or may not be included in the Wilshire 5000 Index) that MAC believes as a group will behave in a manner similar to the index.

500 INDEX TRUST

The 500 Index Trust invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in (a) the common stocks that are included in the S&P 500 Index and (b) securities (which may or may not be included in the S&P 500 Index) that MAC believes as a group will behave in a manner similar to the index.

LIFESTYLE TRUSTS

Manufacturers Adviser Corporation ("MAC")

Not subject to 80% rule.

SMALL-MID CAP GROWTH TRUST

The portfolio will invest, under normal market conditions, at least 80% of its assets (plus any borrowings for investment purposes) in securities of small to mid capitalization sized companies, currently defined as companies with $2 billion to $10 billion in market capitalization at the time of purchase by the portfolio.

SMALL-MID CAP TRUST

Kayne Anderson Rudnick pursues this investment objective by investing, under normal market conditions, at least 80% of the portfolio's assets (plus any borrowings for investment purposes) in small and mid cap companies. (Small and mid cap companies are companies whose market cap does not exceed the market cap of the largest company included in the Russell 2500 Index at the time of purchase by the portfolio.)

INTERNATIONAL EQUITY SELECT TRUST

Lazard seeks to obtain this investment objective by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in equity securities.

SELECT GROWTH TRUST

Not subject to the 80% rule.

GLOBAL EQUITY SELECT TRUST

Lazard seeks to obtain this investment objective by investing, under normal market conditions, at least 80% of the portfolios net assets (plus any borrowings for investment purposes) in equity securities.

CORE VALUE TRUST

Not subject to the 80% rule.

HIGH GRADE BOND TRUST

Allegiance seeks to attain the portfolio's investment objective by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in investment grade, fixed income securities of varying maturities.

                               PORTFOLIO TURNOVER

         The annual rate of portfolio turnover will normally differ for each portfolio and may vary from year to year as well as within a year. A high rate of portfolio turnover (100% or more) generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the portfolio. No portfolio turnover rate can be calculated for the Money Market Trust due to the short maturities of the instruments purchased. Portfolio turnover is calculated by dividing the lesser of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the portfolio's securities. (Excluded from the computation are all securities, including options, with maturities at the time of acquisition of one year or less). The portfolio turnover rates for the portfolios of the Trust for the years ended December 31, 2001, and 2000 were as follows:

PORTFOLIO                                               2001             2000
--------------------------------------------------------------------------------
Internet Technologies Trust                              70%              29%(A)
Pacific Rim Emerging Markets Trust                       76%              55%
Telecommunications Trust                                 80%(C)          N/A
Science & Technology Trust                              144%             133%
International Small Cap Trust                           721%             529%
Health Sciences Trust                                    81%(C)          N/A
Aggressive Growth Trust                                  96%              70%
Emerging Small Company Trust                             48%              23%
Small Company Blend Trust                                39%              49%
Dynamic Growth Trust                                    180%              80%(A)
Mid Cap Growth Trust                                     39%(C)          N/A
Mid Cap Opportunities Trust                             117%(C)          N/A
Mid Cap Stock Trust                                     170%             300%
All Cap Growth Trust                                     69%             103%
Financial Services Trust                                 53%(C)          N/A
Overseas Trust                                          100%             142%
International Stock Trust                                31%              39%
International Value Trust                                33%              41%

Capital Appreciation Trust                              102%             143%(B)
Strategic Opportunities Trust                           260%             165%
Quantitative Mid Cap Trust                              320%(C)          N/A
Global Equity Trust                                     156%              43%
Strategic Growth Trust                                  107%(C)          N/A
Growth Trust                                            121%             147%
Large Cap Growth Trust                                  123%              92%
All Cap Value Trust                                     194%(C)          N/A
Capital Opportunities Trust                              86%(C)          N/A
Quantitative Equity Trust                               111%             120%
Blue Chip Growth Trust                                   48%              48%
Utilities Trust                                          81%(C)          N/A
Real Estate Securities Trust                            116%             147%
Small Company Value Trust                               119%             178%
Mid Cap Value Trust                                      23%(C)          N/A
Value Trust                                              27%              65%
Equity Index Trust                                        5%               8%
Tactical Allocation Trust                                25%             133%(A)
Fundamental Value Trust                                  16%(C)          N/A
Growth & Income Trust                                    24%              32%
U.S. Large Cap Value Trust                               38%              31%
Equity-Income Trust                                      19%              34%
Income & Value Trust                                     70%              51%
Balanced Trust                                          119%             132%
High Yield Trust                                         64%              57%

PORTFOLIO                                              2001             2000
--------------------------------------------------------------------------------
Strategic Bond Trust                                     85%             175%
Global Bond Trust                                       527%             644%
Total Return Trust                                      439%             551%
Investment Quality Bond Trust                            50%              35%
Diversified Bond Trust                                  140%              76%
U.S. Government Securities Trust                         41%              58%
Money Market Trust                                      N/A              N/A
Small Cap Index Trust                                    32%               1%(A)
International Index Trust                                12%               8%(A)
Mid Cap Index Trust                                      32%              49%(A)
Total Stock Market Index Trust                            7%              16%(A)
500 Index Trust                                           1%               6%(A)
Lifestyle Aggressive 1000 Trust                          82%             104%
Lifestyle Growth 820 Trust                               84%             102%
Lifestyle Balanced 640 Trust                             71%              85%
Lifestyle Moderate 460 Trust                             84%              86%
Lifestyle Conservative 260 Trust                         38%              53%
Small-Mid Cap Growth Trust                              194%(D)          N/A
Small-Mid Cap Trust                                      33%(D)          N/A
International Equity Select Trust                         7%(D)          N/A
Select Growth Trust                                      54%(D)          N/A
Global Equity Select Trust                                0%(D)          N/A
Core Value Trust                                         35%(D)          N/A
High Grade Bond Trust                                   353%(D)          N/A

(A) Annualized - For the period May 1, 2000 (commencement of operations) to December 31, 2000.
(B) Annualized - For the period November 1, 2000 (commencement of operations) to December 31, 2000.
(C) Annualized - For the period April 30, 2001 (commencement of operations) to December 31, 2001.
(D) Annualized - For the period July 16, 2001 (commencement of operations) to December 31, 2001.

         Prior rates of portfolio turnover do not provide an accurate guide as to what the rate will be in any future year, and prior rates are not a limiting factor when it is deemed appropriate to purchase or sell securities for a portfolio.

                             MANAGEMENT OF THE TRUST

The Trustees and officers of the Trust, together with information as to their principal occupations during the past five years, are listed below. Each Trustee and officer oversees all Trust portfolios (currently, there are 67 portfolios).

                             DISINTERESTED TRUSTEES

====================================================================================================================================
                                              POSITION WITH                                  PRINCIPAL OCCUPATION
    NAME, ADDRESS AND AGE                       THE TRUST                                   DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
Don B. Allen                                  Trustee                          Senior Lecturer, William E. Simon Graduate School
73 Tremont Street                                                              of Business Administration, University of Rochester.
Boston, MA  02108                             (since 1985)
Age: 73
------------------------------------------------------------------------------------------------------------------------------------
Charles L. Bardelis                           Trustee                          President and Executive Officer, Island Commuter
73 Tremont Street                                                              Corp. (Marine Transport).
Boston, MA  02108                             (since 1988)
Age: 60
------------------------------------------------------------------------------------------------------------------------------------
Samuel Hoar                                   Trustee                          Senior Mediator, Arbitrator, Regional Manager,
                                                                               JAMS, LLC, August 1999 to date; Senior Mediator,
73 Tremont Street                             (since 1989)                     Arbitrator, Regional Director of Professional
Boston, MA  02108                                                              Services, J.A.M.S./Endispute, Inc., June 1994 to
Age: 74                                                                        August 1999.
------------------------------------------------------------------------------------------------------------------------------------
F. David Rolwing                              Trustee                          Former Chairman, President and CEO, Montgomery
73 Tremont Street                                                              Mutual Insurance Company, 1991 to 1999. (Retired
Boston, MA  02108                             (since 1997*)                    1999).
Age: 67
------------------------------------------------------------------------------------------------------------------------------------

*Prior to 1997, Mr. Rolwing was a Trustee of Manulife Series Fund, Inc. which merged into the Trust on December 31, 1996.

          TRUSTEES AFFILIATED WITH THE TRUST AND OFFICERS OF THE TRUST

===================================================================================================================================
       NAME, ADDRESS AND AGE                      POSITION WITH                               PRINCIPAL OCCUPATION
                                                    THE TRUST                                DURING PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------------------
John D. DesPrez III#                            Trustee                       President, The Manufacturers Life Insurance Company
                                                                              (U.S.A.), January 1999 to date; Senior Vice
73 Tremont Street                               (since 2000)                  President, US Annuities, Manulife Financial,
Boston, MA  02108                                                             September 1996 to December, 1998; President, The
Age: 45                                                                       Manufacturers Life Insurance Company of North
                                                                              America, September 1996 to December, 1998;
                                                                              Vice President, Mutual Funds, Manulife Financial,
                                                                              January 1995 to September 1996.
-----------------------------------------------------------------------------------------------------------------------------------
John D. Richardson#                             Chairman of the               Retired; Former Senior Executive Vice President,
                                                Board  of                     U.S. Operations, Manulife Financial, January 1999
200 Bloor Street East                           Trustees                      March 2002; Executive Vice President and General
Toronto, Ontario, Canada                        (since 1997)                  Manager, U.S. Operations, Manulife Financial,
M4W 1E5                                                                       January 1995 to January 1999.
Age: 63                                                                       Director of Manulife Financial Corporation, a
                                                                              publicly traded company and the ultimate parent of
                                                                              the adviser.
-----------------------------------------------------------------------------------------------------------------------------------
John R. Ostler*                                 Treasurer                     Vice President and Chief Financial Officer, U.S.
                                                                              Operations, The Manufacturers Life Insurance
200 Bloor Street East                           (since 2000)                  Company, October 1, 2000 to present; Vice President
Toronto, Ontario, Canada                                                      and Corporate Actuary, The Manufacturers Life
M4W 1E5                                                                       Insurance Company, March 1998 to September 2000;
Age: 49                                                                       Vice President & CFO U.S. Individual Insurance, The
                                                                              Manufacturers Life Insurance Company, 1992 to March
                                                                              1998; Vice President, U.S. Insurance Products, The
                                                                              Manufacturers Life Insurance Company, 1990 - 1992;
                                                                              Assistant Vice President & Pricing Actuary, U.S.
                                                                              Insurance, The Manufacturers Life Insurance
                                                                              Company, 1988-1990.
-----------------------------------------------------------------------------------------------------------------------------------
James D. Gallagher*                             President                     Executive Vice President, The Manufacturers Life
                                                (since 2001)                  Insurance Company (U.S.A.), January 1996 to
73 Tremont Street                                                             present; President, The Manufacturers Life
Boston, MA  02108                                                             Insurance Company of New York, August 1999 to
Age: 47                                                                       present; Vice President, Secretary and General
                                                                              Counsel, The Manufacturers Life Insurance Company
                                                                              of North America, June 1994 to date.
-----------------------------------------------------------------------------------------------------------------------------------
Tracy Kane Lannigan*                            Secretary                     Assistant Vice President and Senior Counsel, U.S.
73 Tremont Street                               (since 2001)                  Operations Law Department, Manulife Financial,
Boston, MA  02108                                                             April 1993 to date.
Age: 40
-----------------------------------------------------------------------------------------------------------------------------------

#Trustee who is an "interested person," as defined in the 1940 Act, due to his position with Manulife Financial Corporation (or its affiliates), the ultimate controlling parent of the investment adviser.

*Affiliated with the investment adviser.

Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his successor is duly elected and qualified or until he dies, retires, resigns, is removed or becomes disqualified.

DUTIES AND COMPENSATION OF TRUSTEES

         The Trust is organized as a Massachusetts business trust. Under the Trust's Declaration of Trust, the Trustees are responsible for managing the affairs of the Trust, including the appointment of advisers and subadvisers. The Trustees may appoint officers of the Trust who assist in managing the day-to-day affairs of the Trust.

         The Board of Trustees met four times during the Trust's last fiscal year. The Board also has a standing Audit Committee composed of all of the disinterested Trustees. The Audit Committee met two times during the Trust's last fiscal year to review the internal and external accounting and auditing procedures of the Trust and, among other things, to consider the selection of independent accountants for the Trust, approve all significant services proposed to be performed by its independent accountants and to consider the possible effect of such services on their independence. The Board of Trustees also has a Nominating Committee composed of all of the disinterested Trustees. The Nominating Committee did not meet to consider any candidates during the last fiscal year. The Nominating Committee will consider nominees recommended by contract owners investing in the Trust. Nominations should be forward to the attention of the Secretary of the Trust at 73 Tremont Street, Boston, MA 02108.

         The Trust does not pay any remuneration to its Trustees who are officers or employees of the Adviser or its affiliates. Trustees not so affiliated receive an annual retainer of $45,000, a fee of $7,500 for each quarterly meeting of the Trustees that they attend in person and a fee of $3,750 per day for attending any duly constituted in person meeting of the Trustees, other than a quarterly meeting. Trustees are reimbursed for travel and other out-of-pocket expenses. The officers listed above are furnished to the Trust pursuant to the Advisory Agreement described below and receive no compensation from the Trust. These officers spend only a portion of their time on the affairs of the Trust.

                              COMPENSATION TABLE**

===================================================================================================================================
NAMES OF PERSON, POSITION                             AGGREGATE COMPENSATION FROM TRUST         TOTAL COMPENSATION FROM TRUST
                                                      FOR PRIOR FISCAL YEAR*                    COMPLEX FOR PRIOR FISCAL YEAR*#
===================================================================================================================================
DISINTERESTED TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------------
Don B. Allen, Trustee                                           $75,000.00                                 $75,000.00
-----------------------------------------------------------------------------------------------------------------------------------
Charles L. Bardelis, Trustee                                     75,000.00                                  75,000.00
-----------------------------------------------------------------------------------------------------------------------------------
Samuel Hoar, Trustee                                             75,000.00                                  75,000.00
-----------------------------------------------------------------------------------------------------------------------------------
F. David Rolwing, Trustee                                        75,000.00                                  75,000.00
-----------------------------------------------------------------------------------------------------------------------------------
TRUSTEES AFFILIATED WITH THE
INVESTMENT ADVISER
-----------------------------------------------------------------------------------------------------------------------------------
John D. DesPrez, Trustee                                                 0                                          0
-----------------------------------------------------------------------------------------------------------------------------------
John D. Richardson, Trustee                                              0                                          0
===================================================================================================================================

*Compensation received for services as Trustee.

#Trust Complex includes all portfolios of the Trust.

**The Trust does not have a pension or retirement plan for any of its Trustees or officers.

                      TRUSTEE OWNERSHIP OF TRUST PORTFOLIOS

     The table below lists the amount of securities of each Trust portfolio beneficially owned by each Trustee as of of December 31, 2001. For purposes of this table, beneficial ownership is defined to mean a direct or indirect pecuniary interest. Please note that exact dollar amounts of securities held are not listed. Rather, ownership is listed based on the following table:

A - $0
B - $1 up to and including $10,000
C - $10,001 up to and including $50,000
D - $50,001 up to and including $100,000
E - $100,001 or more

                                                                                                         TRUSTEES AFFILIATED WITH
                                 INDEPENDENT TRUSTEES                                                     THE INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------------
                                     Don B.    Charles L.                   F. David                       John D.       John D.
         Trust Portfolio             Allen     Bardelis      Samuel Hoar    Rolwing                      Richardson   DesPrez, III
------------------------------------------------------------------------------------------------------------------------------------
Internet Technologies Trust            A           A              A            A                             A             A
Pacific Rim Emerging Markets Trust     A           A              A            A                             A             A
Telecommunications Trust               A           A              A            A                             A             A
Science and Technology Trust           B           A              A            A                             A             A
International Small Cap Trust          B           A              A            A                             A             A
Health Sciences Trust                  A           A              A            A                             A             A
Aggressive Growth Trust                A           A              A            A                             A             A
Emerging Small Company Trust           A           A              A            C                             A             A
Small Company Blend Trust              C           A              A            A                             A             A
Dynamic Growth Trust                   B           A              A            A                             A             A
Mid Cap Growth Trust                   A           A              A            A                             A             A
Mid Cap Opportunities Trust            A           A              A            A                             A             A
Mid Cap Stock Trust                    A           A              A            A                             A             A
All Cap Growth Trust                   C           A              A            A                             A             A
Financial Services Trust               A           A              A            A                             A             A
Overseas Trust                         A           A              A            A                             A             A
International Stock Trust              A           A              A            C                             A             A
International Value Trust              A           A              A            A                             A             A
Capital Appreciation Trust             A           A              A            A                             A             A
Strategic Opportunities Trust          C           A              A            A                             A             A
Quantitative Mid Cap Trust             A           A              A            C                             A             A
Mid-Cap Blend Trust                    A           A              A            A                             A             A
Global Equity Trust                    A           A              A            A                             A             A

------------------------------------------------------------------------------------------------------------------------------------
                                     Don B.    Charles L.                   F. David                       John D.       John D.
         Trust Portfolio             Allen     Bardelis      Samuel Hoar    Rolwing                      Richardson   DesPrez, III
------------------------------------------------------------------------------------------------------------------------------------
Strategic Growth Trust                  A           A             A             A                             A             A
Growth Trust                            A           A             A             A                             A             A
Large Cap Growth Trust                  A           A             A             A                             A             A
All Cap Value Trust                     A           A             A             A                             A             A
Capital Opportunities Trust             A           A             A             A                             A             A
Quantitative Equity Trust               C           A             A             A                             A             A
Blue Chip Equity Trust                  A           A             A             A                             A             A
Utilities Trust                         A           A             A             A                             A             A
Real Estate Securities Trust            A           A             A             C                             A             A
Small Company Value Trust               C           A             A             A                             A             A
Mid Cap Value Trust                     A           A             A             A                             A             A
Value Trust                             C           A             A             A                             A             A
Equity Index Trust                      A           A             A             A                             A             A
Tactical Allocation Trust               A           A             A             A                             A             A
Fundamental Value Trust                 A           A             A             A                             A             A
Growth & Income Trust                   C           A             A             A                             A             A
U.S. Large Cap Value Trust              A           A             A             A                             A             A
Equity-Income Trust                     A           A             A             A                             A             A
Income & Value Trust                    A           A             A             A                             A             A
Balanced Trust                          A           A             A             C                             A             A
High Yield Trust                        A           A             A             A                             A             A
Strategic Bond Trust                    A           A             A             A                             A             A
Global Bond Trust                       A           A             A             A                             A             A
Total Return Trust                      A           A             A             A                             A             A
Investment Quality Bond Trust           A           A             A             A                             A             A
Diversified Bond Trust                  A           A             A             A                             A             A
U.S. Government Securities Trust        A           A             A             A                             A             A
Money Market Trust                      A           E             A             A                             A             A
Small Cap Index Trust                   A           A             A             A                             A             A
International Index Trust               A           A             A             A                             A             A
Mid Cap Index Trust                     A           A             A             A                             A             A
Total Stock Market Index Trust          A           A             A             A                             A             A
500 Index Trust                         A           A             A             A                             A             E

------------------------------------------------------------------------------------------------------------------------------------
                                     Don B.    Charles L.                   F. David                       John D.       John D.
         Trust Portfolio             Allen     Bardelis      Samuel Hoar    Rolwing                      Richardson   DesPrez, III
------------------------------------------------------------------------------------------------------------------------------------
Lifestyle Aggressive 1000 Trust        A            A             A             A                             A             A
Lifestyle Growth 820 Trust             A            A             A             A                             A             A
Lifestyle Balanced 640 Trust           A            A             A             A                             A             A
Lifestyle Moderate 460 Trust           A            A             A             A                             A             A
Lifestyle Conservative 280 Trust       A            A             A             A                             A             A
Small-Mid Cap Growth Trust             A            A             A             A                             A             A
Small-Mid Cap Trust                    A            A             A             A                             A             A
International Equity Select Trust      A            A             A             A                             A             A
Select Growth Trust                    A            A             A             A                             A             A
Global Equity Select Trust             A            A             A             A                             A             A
Core Value Trust                       A            A             A             A                             A             A
High Grade Bond Trust                  A            A             A             A                             A             A
ALL TRUST PORTFOLIOS                   E            E             A             E                             A             E
------------------------------------------------------------------------------------------------------------------------------------

                       INVESTMENT MANAGEMENT ARRANGEMENTS

         The following information supplements the material appearing in the Prospectus under the caption "Management of the Trust." Copies of the Advisory and Subadvisory Agreements discussed below have been filed with and are available from the SEC.

         Information Regarding the Adviser. Manufacturers Securities Services, LLC ("MSS" or the "Adviser"), the successor to NASL Financial Services, Inc., is a Delaware limited liability corporation whose principal offices are located at 73 Tremont Street, Boston, Massachusetts 02108. The ultimate parent of MSS is Manulife Financial Corporation ("MFC") based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial. MSS is registered as an investment adviser under the Investment Advisers Act of 1940.

         Approval of the Advisory Agreement and Subadvisory Agreements.

         The Advisory Agreement was initially approved by the Trustees on March 26, 1999 and by the shareholders on April 27, 1999. Each Subadvisory Agreement (except those described below under "The Subadvisory Agreements") were initially approved by the Trustees on September 28, 1995, and by the shareholders of the portfolios on December 5, 1995. These subadvisory agreement approvals occurred in connection with the change of control of MSS as a result of the merger of North American Life Assurance Company, the then ultimate controlling parent of MSS, with Manulife Financial on January 1, 1996.

         Appointment of Fred Alger Management, Inc. and Founders Asset Management, Inc.

         On December 15, 1995, the Trustees appointed the following new subadvisers:

- Fred Alger Management, Inc. ("Alger") pursuant to a new subadvisory agreement (the "Alger Subadvisory Agreement") to manage the Small/Mid Cap Trust, and

- Founders Asset Management, Inc. ("Founders") pursuant to a new subadvisory agreement (the "Founders Subadvisory Agreement") to manage the International Small Cap Trust.

Both such Subadvisory Agreements to provide for the management of the Small/Mid Cap Trust and the International Small Cap Trust, were approved by the Trustees, including a majority of the Trustees who are not parties to these agreements or interested persons of any party to such agreements on December 15, 1995. Both such Subadvisory Agreements were approved by the sole shareholder of the Small/Mid Cap Trust and International Small Cap Trust on March 1, 1996.

         October 1, 1996 Subadviser Resignations

         Effective October 1, 1996, the following subadvisers resigned their positions as subadviser to the stated portfolios:

- Oechsle International Advisors, LLC ("Oechsle International") as subadviser to the Global Equity Trust,

-   Wellington Management Company, LLP as subadviser to the Money Market
    Trust,

- Goldman Sachs Asset Management as subadviser to the Equity-Income Trust (formerly, the Value Equity Trust), and

- Roger Engemann Management Co., Inc. as subadviser to the Blue Chip Growth Trust (formerly, the Pasadena Growth Trust).

         On September 27, 1996, the Trustees then appointed the following new subadvisers:

- Founders Asset Management, Inc.("Founders") pursuant to a new subadvisory agreement ("Founders Subadvisory Agreement") to manage the Balanced and Worldwide Growth Trusts,

- Morgan Stanley Asset Management Inc. ("MSAM") pursuant to a new subadvisory agreement ("MSAM Subadvisory Agreement") to manage the Global Equity Trust,

- T. Rowe Price Associates, Inc. ("T. Rowe Price") pursuant to a new subadvisory agreement ("T. Rowe Price Subadvisory Agreement") to manage the Blue Chip Growth and Equity-Income Trusts, and

- Manufacturers Adviser Corporation ("MAC") pursuant to a new subadvisory agreement ("MAC Subadvisory Agreement") to manage the Money Market Trust as well as the Pacific Rim Emerging Markets, Real Estate Securities, Quantitative Equity, Capital Growth Bond and Equity Index Trusts.

All such Subadvisory Agreements were approved by the Trustees, including a majority of the Trustees who are not parties to the agreements or interested persons of any party to such agreements, on September 27, 1996 (with an effective date of October 1, 1996) and by the shareholders of the respective portfolios on December 20, 1996.

         New Subadvisers for New Portfolios

         On September 27, 1996, the Trustees also appointed the following new subadvisers:

- T. Rowe Price pursuant to the T. Rowe Price Subadvisory Agreement to manage the Science and Technology Trust,

- Miller Anderson & Sherrerd, LLP ("MAS") pursuant to a new subadvisory agreement ("MAS Subadvisory Agreement") to manage the Value and High Yield Trusts,

- Warburg Pincus Asset Management, Inc. ("Warburg") pursuant to a new subadvisory agreement ("Warburg Subadvisory Agreement") to manage the Emerging Small Company Trust (formerly, the Emerging Growth Trust),

-   T. Rowe Price International, Inc., formerly, known as Rowe
    Price-Fleming International, Inc. ("T. Rowe Price") pursuant to a new subadvisory agreement ("T. Rowe Price International Subadvisory Agreement") to manage the International Stock Trust, and

- Pilgrim Baxter & Associates, Ltd. ("PBA") pursuant to a new subadvisory agreement ("PBA Subadvisory Agreement") to manage the Pilgrim Baxter Growth Trust.

Such Subadvisory Agreements and amendments to the Advisory Agreement, to provide for the management of the newly-established portfolios, were approved by the Trustees, including a majority of the Trustees who are not parties to the agreements or interested persons of any party to such agreements, on September 27, 1996 and by the sole shareholder of each portfolio on January 1, 1997.

         Appointment of MAC to Manage the Lifestyle Portfolios

         On December 13, 1996, the Trustees appointed MAC pursuant to the amended MAC Subadvisory Agreement to also manage each of the Lifestyle portfolios. The amended MAC Subadvisory Agreement was approved by the Trustees, including a majority of the Trustees who are not parties to the agreement or interested persons of any party to such agreement, on December 13, 1996. The amended MAC Subadvisory Agreement was approved by the sole shareholder of each of the Lifestyle Trusts on January 1, 1997.

         Appointment of Rosenberg Institutional Equity Management to Manage the Small Company Value Trust

         On September 26, 1997, the Trustees appointed Rosenberg Institutional Equity Management ("Rosenberg") to manage the Small Company Value Trust pursuant to a new subadvisory agreement (the "Rosenberg Subadvisory Agreement"). The Rosenberg Subadvisory Agreement and an amendment to the Advisory Agreement, both to provide for the management of the Small Company Value Trust were approved by the Trustees, including a majority of the Trustees who are not parties to the agreement or interested persons of any party to such agreement, on September 26, 1997. The Rosenberg Subadvisory Agreement was approved by the sole shareholder of the Small Company Value Trust on September 30, 1997.

         Change of Control of Salomon Brothers Asset Management Inc

         On November 17, 1997, the Trustees appointed Salomon Brothers Asset Management Inc ("SaBAM") pursuant to a new subadvisory agreement ("SaBAM Subadvisory Agreement") to manage the U.S. Government Securities and Strategic Bond Trusts effective upon the change of control of SaBAM with Travelers becoming the ultimate parent company of SaBAM. This change of control occurred on November 28, 1997. In addition, on November 17, 1997 the Trustees approved a new subadvisory consulting agreement with Salomon Brothers Asset Management Limited ("SaBAM Limited") ("Subadvisory Consulting Agreement") to provide certain advisory services to SaBAM with regard to currency transactions and investments in non-dollar denominated debt securities for the benefit of the Strategic Bond Trust. The SaBAM Subadvisory Agreement and Subadvisory Consulting Agreement were approved by the Trustees, including a majority of the Trustees who are not parties to the agreements or interested persons of any party to such agreements, on November 17, 1997. SaBAM had previously managed the U.S. Government Securities and Strategic Bond Trusts pursuant to a Subadvisory Agreement dated January 1, 1996. SaBAM Limited had previously provided certain advisory services to SaBAM with regard to currency transactions and investments in non-dollar denominated debt securities for the benefit of the Strategic Bond Trust pursuant to a Subadvisory Consulting Agreement dated January 1, 1996.

         Change of Control of Founders Asset Management, Inc.

         On December 11, 1997, the Trustees appointed Founders Asset Management LLC ("Founders") pursuant to a new subadvisory agreement (the "Founders Subadvisory Agreement") to manage the International Small Cap, Growth, Worldwide Growth and Balanced Trusts, effective upon the merger of Founders Asset Management, Inc. with and into Founders Asset Management LLC which occurred on April 4, 1998. The Founders Subadvisory Agreement was approved by the Trustees, including a majority of the Trustees who are not parties to the agreement or interested persons of any party to such agreement, on December 11, 1997. Founders Asset Management, Inc., previously managed these Trusts pursuant to a Subadvisory Agreement dated January 4, 1996, as amended June 20, 1996 and December 31, 1996.

         Change of Control of Oechsle International Advisors, L.P.

         On June 29, 1998, the Trustees appointed Oechsle International Advisors, LLC ("Oechsle LLC") pursuant to a new subadvisory agreement (the "Oechsle LLC Subadvisory Agreement") to manage the Global Government Bond Trust. The Oechsle LLC Subadvisory Agreement was approved by the Trustees, including a majority of the Trustees who are not parties to the agreement or interested persons of any party to such agreement, on June 29, 1998, effective upon the reorganized and recapitalized Oechsle International Advisors, L.P. which occurred on October 8, 1998. Oechsle International Advisors, L.P. previously managed the Global Government Bond Trust pursuant to a Subadvisory Agreement dated January 1, 1996.

         Change of Control of Rosenberg Institutional Equity Management

         On December 17, 1998, the Trustees appointed AXA Rosenberg Investment Management LLC ("AXA Rosenberg") pursuant to a new subadvisory agreement ("AXA Rosenberg Subadvisory Agreement") to manage the Small Company Value Trust. The AXA Rosenberg Subadvisory Agreement was approved by the Trustees, including a majority of the Trustees who are not parties to the agreement or interested persons of any party to such agreement, on December 17, 1998, effective upon the succession of the business and affairs of Rosenberg Institutional Equity Management to AXA Rosenberg Investment Management LLC, which occurred on January 1, 1999. Rosenberg Institutional Equity Management previously managed the Small Company Value Trust pursuant to a Subadvisory Agreement dated October 1, 1997.

         Resignation/Termination of Certain Subadvisers Effective May 1, 1999

         Effective May 1, 1999, the following subadvisers have resigned from managing the portfolios indicated:

Fidelity Management Trust Company         Conservative Asset Allocation Trust
Fidelity Management Trust Company         Moderate Asset Allocation Trust
Founders Asset Management LLC             Growth Trust
Founders Asset Management LLC             Worldwide Growth Trust
J.P. Morgan Investment Management, Inc.   International Growth and Income Trust
Manufacturers Adviser Corporation         Capital Growth Bond Trust
Oechsle International Advisors, LLC       Global Government Bond Trust
Pilgrim Baxter & Associates, Ltd.         Pilgrim Baxter Growth Trust
Warburg Pincus Asset Management, Inc.     Emerging Small Company Trust

         Effective May 1, 1999, the subadvisory agreement with Fred Alger Management, Inc. relating to the Small/Mid Cap Trust (now the Mid Cap Growth Trust) was terminated.

         New Subadvisers to Manage Certain Portfolios Effective May 1, 1999

         On March 26, 1999, the Trustees made the following appointments:

    - A I M Capital Management, Inc. was appointed, pursuant to a new subadvisory agreement, to manage:

         Mid Cap Growth Trust (formerly, the Small/Mid Cap Trust), Aggressive Growth Trust (formerly, the Pilgrim Baxter Growth Trust)

- Capital Guardian Trust Company was appointed, pursuant to a new subadvisory agreement, to manage:

         Small Company Blend Trust
         U.S. Large Cap Value Trust
         Income & Value Trust (formerly the Moderate Asset Allocation Trust) Diversified Bond Trust (formerly the Conservative Asset Allocation
          Trust)

- Fidelity Management Trust Company was appointed, pursuant to a new subadvisory agreement, to manage the Overseas Trust and the Large Cap Growth Trust. On April 30, 2001, Fidelity Management & Research Company (FMR) assumed responsibility for management of these Trusts and the Strategic Opportunities Trust from Fidelity Management Trust Company.

- Franklin Advisers, Inc. was appointed, pursuant to a new subadvisory agreement, to manage the Emerging Small Company Trust.

- Pacific Investment Management Company (PIMCO) was appointed, pursuant to a new subadvisory agreement, to manage:

         Global Bond Trust (formerly, the Global Government Bond Trust) Total Return Trust

- State Street Global Advisors was appointed, pursuant to a new subadvisory agreement, to manage the Growth Trust.

- Templeton Investment Counsel, Inc. was appointed, pursuant to a new subadvisory agreement, to manage the International Value Trust.

- Wellington Management Company, LLP was appointed, pursuant to a new subadvisory agreement, to manage the Mid Cap Stock Trust.

Such Subadvisory Agreements to provide for the management of the newly-established portfolios, were approved by the Trustees, including a majority of the Trustees who are not parties to the agreements or interested persons of any party to such agreements, on March 26, 1999 and by the sole shareholder of each portfolio on May 1, 1999.

         Appointment of SSgA as Subadviser Consultant for the Lifestyle Trusts Effective May 1, 2000

         On December 16, 1999, the Trustees appointed SSgA pursuant to a new subadvisory consulting agreement ("SSgA Subadvisory Consulting Agreement") between MAC and SSgA to provide MAC subadvisory consulting services in the management of the Lifestyle Trusts. The SSgA Subadvisory Consulting Agreement was approved by the Trustees, including a majority of the Trustees who are not parties to the agreement or interested persons of any party to such agreement, on December 16, 1999, effective May 1, 2000, subject to the approval of shareholders of the applicable Lifestyle Trust.

         Change of Control of Rowe Price-Fleming International, Inc.

         On June 22, 2000, the Trustees appointed T. Rowe Price International, Inc. ("T. Rowe International") pursuant to a new subadvisory agreement ("T. Rowe International Subadvisory Agreement") to manage the International Stock Trust. The T. Rowe International Subadvisory Agreement was approved by the Trustees, including a majority of the Trustees who are not parties to the agreement or interested persons of any party to such agreement, on June 22, 2000, effective upon the purchase by T. Rowe Price of the 50% joint venture interest in Rowe Price-Fleming International, Inc. owned by Robert Fleming Holdings Limited, which occurred on August 8, 2000. Rowe Price-Fleming International, Inc. previously managed the International Stock Trust pursuant to a Subadvisory Agreement dated December 31, 1996.

         Appointment of Jennison Associates, LLC to Manage the Capital Appreciation Trust

         On September 28, 2000, the Trustees appointed Jennison Associates, LLC ("Jennison") to manage the Capital Appreciation Trust pursuant to a new subadvisory agreement (the "Jennison Subadvisory Agreement"). The Jennison Subadvisory Agreement and an amendment to the Advisory Agreement, both to provide for the management of the Capital Appreciation Trust were approved by the Trustees, including a majority of the Trustees who are not parties to the agreement or interested persons of any party to such agreement, on September 29, 2000. The Jennison Subadvisory Agreement was approved by the sole shareholder of the Capital Appreciation Trust on November 1, 2000.

         Resignation/Termination of Certain Subadvisers Effective April 30, 2001

         Effective April 30, 2001, the following subadvisers have resigned from managing the portfolios indicated:

AXA Rosenberg Investment Management LLC         Small Company Value Trust
Morgan Stanley Asset Management                 Global Equity Trust
Manufacturers Adviser Corporation               Real Estate Securities Trust

         New Subadvisers to Manage Certain Portfolios Effective April 30, 2001

         On April 5 and 6, 2001, the Trustees made the following appointments:

    - Cohen & Steers Capital Management, Inc. was appointed, pursuant to a new subadvisory agreement, to manage:

         Real Estate Securities Trust

    - Davis Advisers was appointed, pursuant to a new subadvisory agreement, to manage:

         Financial Services Trust
         Fundamental Value Trust

- The Dreyfus Corporation was appointed, pursuant to a new subadvisory agreement, to manage:

         All Cap Value Trust

    - INVESCO Funds Group, Inc. was appointed, pursuant to a new subadvisory agreement, to manage:

         Telecommunications Trust
         Mid Cap Growth Trust

    - Lord, Abbett & Co. was appointed, pursuant to a new subadvisory agreement, to manage:

         Mid Cap Value Trust

    - Manufacturers Adviser Corporation was appointed, pursuant to an amendment to its existing subadvisory agreement, to manage Quantitative Mid Cap Trust. If approved by shareholders, MAC will also manage the Balanced Trust effective May 4, 2001.

    - Massachusetts Financial Services Company was appointed, pursuant to a new subadvisory agreement, to manage:

         Strategic Growth Trust
         Capital Opportunities Trust
         Utilities Trust

    - Putnam Investment Management, Inc. was appointed, pursuant to a new subadvisory agreement, to manage:

         Mid Cap Opportunities Trust
         Global Equity Trust

    - T. Rowe Price Associates, Inc. was appointed, pursuant to an amendment to its existing subadvisory agreement, to manage:

         Small Company Value Trust

         New Subadvisers to Manage Certain Portfolios Effective July 16, 2001

         On June 28-29, 2001, the Trustees made the following appointments:

    - Allegiance Capital,Inc. was appointed, pursuant to a new subadvisory agreement, to manage:

         High Grade Bond Trust

    - Kayne Anderson Rudnick Investment Management, LLC was appointed, pursuant to a new subadvisory agreement, to manage:

         Small-Mid Cap Trust

    - Lazard Asset Management was appointed, pursuant to a new subadvisory agreement, to manage:

         International Equity Select Trust
         Global Equity Select Trust

    - Navellier Management, Inc. was appointed, pursuant to a new subadvisory agreement, to manage:

         Small-Mid Cap Growth Trust

    - Rorer Asset Management, LLC was appointed, pursuant to a new subadvisory agreement, to manage:

         Core Value Trust

    - Roxbury Capital Management, LLC was appointed, pursuant to a new subadvisory agreement, to manage:

         Select Growth Trust

THE ADVISORY AGREEMENT

         Duties of the Adviser and Expenses Paid by the Adviser. Under the terms of the Advisory Agreement, the Adviser administers the business and affairs of the Trust. The Adviser is responsible for performing or paying for various administrative services for the Trust, including providing at the Adviser's expense:

         -   office space and all necessary office facilities and equipment, and

         - individuals who are directors, officers or employees of the Adviser to serve (if duly elected or appointed) as Trustees, President, Treasurer or Secretary of the Trust, without remuneration from or other cost to the Trust.

         The Adviser shall, at the Trust's expense, perform all administrative, compliance, financial, accounting, bookkeeping and recordkeeping functions, except for those functions that may be performed by a third party pursuant to a custodian, transfer agency or service agreement executed by the Trust. The Adviser shall also furnish to the Trust, at the Trust's expense, any personnel necessary for these functions.

         The Adviser pays the cost of any advertising or sales literature relating solely to the Trust, the cost of printing and mailing Prospectuses to persons other than current holders of Trust shares or of variable contracts funded by Trust shares.

         In addition to providing the services described above, the Adviser selects, contracts with, and compensates subadvisers to manage the investment and reinvestment of the assets of the Trust portfolios. The Adviser monitors the compliance of such subadvisers with the investment objectives and related policies of each portfolio, and reviews the performance of such subadvisers and reports periodically on such performance to the Trustees of the Trust.

                  Adviser Compensation. As compensation for its services, the Adviser receives a fee from the Trust computed separately for each portfolio. The fee for each portfolio is stated as an annual percentage of the current value of the net assets of such portfolio. The fee, which is accrued and paid daily, is calculated for each day by multiplying the daily equivalent of the annual percentage prescribed for a portfolio by the value of its net assets at the close of business on the previous business day of the Trust. The management fees each portfolio currently is obligated to pay the Adviser is as set forth in the Prospectus.

         For the years ended December 31, 2001, 2000 and 1999 the aggregate investment advisory fee paid by the Trust under the fee schedule then in effect, absent the expense limitation provision, was $159,360,448, $167,540,214 and $122,317,006 allocated among the portfolios as follows:

PORTFOLIO                                               2001                             2000                              1999
-----------------------------------------------------------------------------------------------------------------------------------
Internet Technologies Trust ..................     $   485,996                     $    364,054(3)                            N/A
Pacific Rim Emerging Markets Trust ...........         569,417                          826,869                           404,135
Telecommunications Trust .....................          92,665(5)                           N/A                               N/A
Science & Technology Trust ...................       9,777,934                       16,814,048                         5,474,674
International Small Cap Trust ................       2,047,647                        3,416,149                         1,657,308
Health Sciences Trust ........................         178,264(5)                           N/A                               N/A
Aggressive Growth Trust ......................       3,333,853                        3,154,189                         1,025,508
Emerging Small Company Trust .................       4,812,040                        6,154,952                         3,143,468
Small Company Blend ..........................       1,310,363                          925,735                           200,337(2)
Dynamic Growth Trust .........................       1,333,584                          654,785(3)                            N/A
Mid Cap Growth Trust .........................         141,833(5)                           N/A                               N/A
Mid Cap Opportunities Trust ..................         146,945(5)                           N/A                               N/A

PORTFOLIO                                               2001                             2000                              1999
-----------------------------------------------------------------------------------------------------------------------------------
Mid Cap Stock Trust ..........................       1,156,805                          955,504                           433,859(2)
All Cap Growth Trust .........................       6,696,156                        8,501,735                         4,393,840
Financial Services Trust .....................          84,457(5)                           N/A                               N/A
Overseas Trust ...............................       4,303,036                        4,578,209                         2,657,549

International Stock Trust ....................       2,820,263                        2,890,232                         2,089,623
International Value Trust ....................       1,754,852                        1,329,316                           475,140(2)
Capital Appreciation Trust ...................         219,568                            7,738(4)                            N/A
Strategic Opportunities Trust ................      10,518,817                       13,403,289                        12,412,481
Quantitative Mid Cap Trust ...................         536,941(5)                           N/A                               N/A
Global Equity Trust ..........................       5,441,314                        6,643,175                         7,901,467
Strategic Growth Trust .......................         341,869(5)                           N/A                               N/A
Growth Trust .................................       4,516,825                        6,472,854                         3,716,979
Large Cap Growth Trust .......................       4,373,161                        4,542,483                         2,555,311
All Cap Value Trust ..........................          77,758(5)                           N/A                               N/A
Capital Opportunities Trust ..................         104,520(5)                           N/A                               N/A
Quantitative Equity Trust ....................       3,549,317                        3,773,024                         2,425,280
Blue Chip Growth Trust .......................      14,947,138                       17,113,773                        12,535,949
Utilities Trust ..............................          75,125(5)                           N/A                               N/A
Real Estate Securities Trust .................       1,681,267                        1,491,642                         1,118,824
Small Company Value Trust ....................       1,568,527                        1,054,874                         1,101,422
Mid Cap Value Trust ..........................         228,711(5)                           N/A                               N/A
Value Trust ..................................       2,384,288                        1,196,810                         1,497,638
Equity Index Trust ...........................         263,993                          299,575                           220,248
Tactical Allocation Trust ....................         536,962                         269,7533                               N/A
Fundamental Value Trust ......................         330,440(5)                           N/A                               N/A
Growth & Income Trust ........................      19,161,761                       23,601,208                        20,739,640
U.S. Large Cap Value Trust ...................       3,973,517                        2,878,247                           790,211(2)
Equity-Income Trust ..........................       9,253,824                        8,043,881                         9,004,174
Income & Value Trust .........................       4,325,874                        4,696,094                         4,950,340
Balanced Trust ...............................       1,380,116                        1,849,965                         2,172,887
High Yield Trust .............................       2,225,724                        1,857,084                         1,660,951
Strategic Bond Trust .........................       2,434,979                        2,642,791                         3,064,500
Global Bond Trust ............................         835,163                          961,709                         1,337,692
Total Return Trust ...........................       4,137,218                        2,398,611                           925,369(2)
Investment Quality Bond Trust ................       2,299,238                        1,806,503                         2,011,248
Diversified Bond Trust .......................       1,817,049                        1,526,414                         1,597,677
U.S. Government Securities Trust .............       2,867,055                        2,081,135                         2,588,073
Money Market Trust ...........................       6,098,304                        4,545,400                         4,033,204
Small Cap Index Trust ........................         217,964                          113,868(3)                            N/A
International Index Trust ....................         260,680                          171,991(3)                            N/A
Mid Cap Index Trust ..........................         228,135                           81,707(3)                            N/A
Total Stock Market Index Trust ...............         335,107                          176,988(3)                            N/A
500 Index Trust ..............................       3,685,814                          709,970(3)                            N/A
Lifestyle Aggressive 1000 Trust ..............         106,769                           61,577                               N/A
Lifestyle Growth 820 Trust ...................         329,528                          187,730                               N/A
Lifestyle Balanced 640 Trust .................         334,001                          186,400                               N/A
Lifestyle Moderate 460 Trust .................         127,899                           75,949                               N/A
Lifestyle Conservative 280 Trust .............          91,970                           50,225                               N/A
Small -Mid Cap Growth Trust ..................          12,025(6)                           N/A                               N/A
Small-Mid Cap Trust ..........................          14,149(6)                           N/A                               N/A
International Equity Select Trust ............          13,671(6)                           N/A                               N/A
Select Growth Trust ..........................          12,265(6)                           N/A                               N/A
Global Equity Select Trust ...................          13,995(6)                           N/A                               N/A
Core Value Trust .............................          13,152(6)                           N/A                               N/A
High Grade Bond Trust ........................          10,851(6)                           N/A                               N/A

(2) For the period May 1, 1999 (commencement of operations) to December 31,
1999.

(3) For the period May 1, 2000 (commencement of operations) to December 31,
2000.

(4) For the period November 1, 2000 (commencement of operations) to December 31, 2000.

(5) For the period April 30, 2001 (commencement of operations) to December 31, 2001.

(6) For the period July 16, 2001 (commencement of operations) to December 31, 2001.

THE SUBADVISORY AGREEMENTS

         Duties of the Subadvisers. Under the terms of each of the current subadvisory agreements, including the SaBAM Limited Consulting Agreement, the SSgA Subadvisory Consulting Agreement and the FMR sub-subadvisory Agreement (collectively "Subadvisory Agreements"), the Subadviser manages the investment and reinvestment of the assets of the assigned portfolios, subject to the supervision of the Trust's Board of Trustees. (In the case of the SaBAM Limited Consulting Agreement, the SSgA Subadvisory Consulting Agreement and the FMR Sub-subadvisory Agreement), the activities of the Subadviser are also subject to the supervision of SaBAM, MAC and FMR, respectively.) The Subadviser formulates a continuous investment program for each such portfolio consistent with its investment objectives and policies outlined in the Prospectus. Each Subadviser implements such programs by purchases and sales of securities and regularly reports to the Adviser and the Board of Trustees of the Trust with respect to the implementation of such programs. (In the case of the SSgA Subadvisory Consulting Agreement for the Lifestyle Trusts, SSgA does not purchase and sell securities but rather provides information and services to MAC to assist MAC in this process as noted below.) Each Subadviser, at its expense, furnishes all necessary investment and management facilities, including salaries of personnel required for it to execute its duties, as well as administrative facilities, including bookkeeping, clerical personnel, and equipment necessary for the conduct of the investment affairs of the assigned portfolios.

         The information and services SSgA provides to MAC pursuant to the Subadvisory Consulting Agreement for the Lifestyle Trusts are as follows:

         i. SSgA will, using SSgA's "Statistical Process Control Methodology" and the resources provided by its Office of the Fiduciary Adviser:

                  - track the performance of each of the investment portfolios in which the Lifestyle Trusts invest (the "non-Lifestyle Trust portfolios") on an ongoing basis and identify changes in returns of these portfolios;

                  - compare performance of the non-Lifestyle Trust portfolios to the performance of comparable portfolios;

                  - calculate the probability that the subadvisers to the non-Lifestyle Trust portfolios will outperform their performance benchmarks;

         ii. SSgA will provide computer models, including its Growth Value Rotation Model, and statistical information to assist the Subadviser in making asset allocation determinations for the Lifestyle Trusts. SSgA will also, if requested by the Subadviser, make such asset allocation determinations.

         Subadvisory Fees. As compensation for their services, the Subadvisers receive fees from the Adviser computed separately for each portfolio. In respect of the two subadvisory consulting agreements, the subadvisory fees are paid by the Subadviser to the entity providing the consulting services as described below. The fee for each portfolio is stated as an annual percentage of the current value of the net assets of the portfolio. The fees are calculated on the basis of the average of all valuations of net assets of each portfolio made at the close of business on each business day of the Trust during the period for which such fees are paid. Once the average net assets of a portfolio exceed specified amounts, in the case of certain portfolios, the fee is reduced with respect to such excess.

         SaBAM Limited Subadvisory Consulting Agreement. The Prospectus refers to a subadvisory consulting agreement between SaBAM and SaBAM Limited which is subject to certain conditions as set forth in the Prospectus. Under that agreement SaBAM Limited provides certain investment advisory services to SaBAM relating to currency transactions and investments in non-dollar denominated debt securities for the benefit of the Strategic Bond Trust.

                  Ownership of SaBAM Limited. SaBAM Limited is a wholly owned subsidiary of Salomon Brothers Europe Limited ("SBEL"). Salomon (International) Finance AG ("SIF") owns 100% of SBEL's Convertible Redeemable Preference Shares and 36.8% of SBEL's Ordinary Shares, while the remaining 63.2% of SBEL's Ordinary Shares are owned by Salomon Brothers Holding Company Inc. ("SBH"). SIF is wholly owned by SBH, which is, in turn, a wholly owned subsidiary of Salomon Smith Barney Holdings Inc.

                  Fee Paid to SaBAM Limited. SaBAM pays SaBAM Limited, as full compensation for all services provided under the subadvisory consulting agreement, a portion of its subadvisory fee. The amount paid to SaBAM Limited is equal to the fee payable under SaBAM's subadvisory agreement multiplied by the current value of the net assets of the portion of the assets of the Strategic Bond Trust that SaBAM Limited has been delegated to manage divided by the current value of the net assets of the portfolio. The Trust does not incur any expenses in connection with SaBAM Limited's services other than the advisory fee.

         SSgA Subadvisory Consulting Agreement for the Lifestyle Trusts. The Prospectus refers to a subadvisory consulting agreement between MAC and SSgA for the provision of subadvisory consulting services to MAC in regards to the Lifestyle Trusts. The entire subadvisory fee paid to MAC by the Adviser is paid by MAC to SSgA. The Lifestyle Trusts do not incur any expenses in connection with SSgA's services other than the advisory fee.

         FMR Sub-Subadvisory Agreement for the Portfolios Managed by FMR. The Prospectus refers to a sub-subadvisory agreement between FMR and FMR Co., Inc.
(FMRC) for the provision of subadvisory consulting services to FMR in regards to the Trust portfolios managed by FMR. These portfolios do not incur any expenses in connection with FMRC's services other than the advisory fee.

         Control of FMR's Investment Advisers. FMR Corp., organized in 1972, is the ultimate parent company of FMR and FMRC. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the Investment Company Act of 1940, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.

         Davis Administrative Service Agreement. The Adviser has entered into an Administrative Service Agreement with Davis Selected Advisers, L.P. ("Davis") pursuant to which Davis will pay the Adviser an administrative service fee of ..05% of the average net assets of the Fundamental Value Trust and the Financial Services Trust for administrative and investor support services provided by the Adviser to these Trust portfolios. For the year ended December 31, 2001, Davis paid the Adviser $21,000 under this agreement.

         Amount of Subadvisory Fees Paid. For the years ended December 31, 2001, 2000 and 1999, the Adviser paid aggregate subadvisory fees of $62,165,508, $66,500,926 and $46,407,309 , respectively, allocated among the portfolios as follows:

PORTFOLIO                                               2001                   2000                      1999
------------------------------------------------------------------------------------------------------------------
Internet Technologies Trust.................        $  274,694             $  205,769(6)                    N/A
Pacific Rim Emerging Markets Trust..........           259,461                365,475               $   186,468
Telecommunications Trust....................            50,545(8)                 N/A                       N/A
Science & Technology Trust..................         5,138,967              8,529,536                 2,986,185
International Small Cap Trust...............         1,132,002              1,777,724                   927,279
Health Sciences Trust.......................            97,235(8)                 N/A                       N/A
Aggressive Growth Trust.....................         1,666,926              1,577,094                   544,955
Emerging Small Company Trust................         2,540,882              3,190,064                 1,692,250
Small Company Blend Trust...................           686,381                484,908                   104,938(2)
Dynamic Growth Trust........................           716,792                354,246(6)                    N/A
Mid Cap Growth Trust........................            70,917(8)                 N/A                       N/A
Mid Cap Opportunities Trust ................            73,473(8)                 N/A                       N/A
Mid Cap Stock Trust.........................           544,005                451,515                   207,459(2)
All Cap Growth Trust........................         3,131,934              3,892,179                 2,139,225

PORTFOLIO                                               2001                   2000                      1999
------------------------------------------------------------------------------------------------------------------
Financial Services Trust....................            40,006(8)                 N/A                       N/A
Overseas Trust..............................         2,264,756              2,409,584                 1,365,648
International Stock Trust...................         1,342,982              1,376,310                 1,038,237
International Value Trust...................           895,732                698,134                   273,003(2)
Capital Appreciation Trust..................            97,586                  3,439(7)                    N/A
Strategic Opportunities Trust...............         4,331,277              5,518,999                 4,742,303
Quantitative Mid Cap Trust..................           201,353(8)                 N/A                       N/A
Global Equity Trust.........................         2,451,939              2,823,924                 3,278,306
Strategic Growth Trust......................           151,942(8)                 N/A                       N/A
Growth Trust................................         1,938,374              2,634,535                 1,656,644
Large Cap Growth Trust......................         1,999,159              2,076,565                 1,170,905
All Cap Value Trust.........................            36,833(8)                 N/A                       N/A
Capital Opportunities Trust.................            46,453(8)                 N/A                       N/A
Quantitative Equity Trust...................         1,004,401              1,055,278                   731,320

Blue Chip Growth Trust......................         6,228,855              6,730,790                 5,164,853
Utilities Trust.............................            33,389(8)                 N/A                       N/A
Real Estate Securities Trust................           599,225                496,451                   384,622
Small Company Value Trust...................           890,490                590,170                   615,660
Mid Cap Value Trust.........................           108,337(8)                 N/A                       N/A
Value Trust.................................           845,679                498,803                   596,315
Equity-Index Trust..........................           105,597                119,830                    88,099
Tactical Allocation Trust...................           238,650                119,892(6)                    N/A
Fundamental Value Trust.....................           156,446(8)                 N/A                       N/A
Growth & Income Trust.......................         4,332,352              5,220,241                 4,648,128
U.S. Large Cap Value Trust..................         1,816,117              1,315,770                   361,239(2)
Equity-Income Trust.........................         3,951,530              3,305,262                 3,435,222
Income & Value Trust........................         1,871,824              2,011,037                 2,022,980
Balanced Trust..............................           476,555                760,914                   871,930
High Yield Trust............................           842,976                724,059                   659,722
Strategic Bond Trust........................           910,477(5)             977,513(4)              1,113,548(3)
Global Bond Trust...........................           377,884                433,249                   597,740
Total Return Trust..........................         1,409,587                848,745                   347,709(2)
Investment Quality Bond Trust...............           680,593                566,885                   614,134
Diversified Trust...........................           730,683                632,870                   656,706
U.S. Government Securities Trust............           806,281                630,262                   747,248
Money Market Trust..........................           518,932                456,815                   436,329
Small Cap Index Trust.......................            16,610                  8,675(6)                    N/A
International Index Trust...................            33,178                 21,890(6)                    N/A
Mid Cap Index Trust.........................            17,382                  6,226(6)                    N/A
Total Stock Market Index Trust..............            25,532                 13,485(6)                    N/A
500 Index Trust.............................           120,206                 23,931(6)                    N/A
Lifestyle Aggressive 1000 Trust.............           106,769                 61,577                       N/A
Lifestyle Growth 820 Trust..................           329,528                187,730                       N/A
Lifestyle Balanced 640 Trust................           334,001                186,400                       N/A
Lifestyle Moderate 460 Trust................           127,899                 75,950                       N/A
Lifestyle Conservative 280 Trust............            91,970                 50,226                       N/A
Small -Mid Cap Growth Trust.................             5,411(9)                 N/A                       N/A
Small-Mid Cap Trust ........................             7,718(9)                 N/A                       N/A
International Equity Select Trust ..........             7,161(9)                 N/A                       N/A
Select Growth Trust ........................             5,810(9)                 N/A                       N/A
Global Equity Select Trust .................             7,331(9)                 N/A                       N/A
Core Value Trust ...........................             5,919(9)                 N/A                       N/A
High Grade Bond Trust ......................             3,617(9)                 N/A                       N/A

(2) For the period May 1, 1999 (commencement of operations) to December 31,
1999.

(3) Of this amount, $278,387 was paid by SaBAM to SaBAM Limited under the Subadvisory Consulting Agreement.

(4) Of this amount, $244,378 was paid by SaBAM to SaBAM Limited under the Subadvisory Consulting Agreement.

(5) Of this amount, $227,619 was paid by SaBAM to SaBAM Limited under the Subadvisory Consulting Agreement.

(6) For the period May 1, 2000 (commencement of operations) to December 31,
2000.

(7) For the period November 1, 2000 (commencement of operations) to December 31, 2000.

(8) For the period April 30, 2001 (commencement of operations) to December 31, 2001.

(9) For the period July 16, 2001 (commencement of operations) to December 31, 2001.


INFORMATION APPLICABLE TO BOTH THE ADVISORY AGREEMENT AND THE SUBADVISORY AGREEMENTS

         Expenses Paid by the Trust. Subject to the expense limitations discussed above, the Trust is responsible for the payment of all expenses of its organization, operations and business, except those that the Adviser or Subadvisers have agreed to pay pursuant to the Advisory or Subadvisory Agreements. Expenses borne by the Trust include:

         - reimbursement of the Adviser's expense of providing administrative, compliance, financial, accounting, bookkeeping and recordkeeping functions to the Trust,

         - charges and expenses of the custodian, independent accountants and transfer, bookkeeping and dividend disbursing agent appointed by the Trust;

         -    brokers' commissions;

         - issue and transfer taxes on securities transactions to which the Trust is a party;

         -    taxes and fees payable by the Trust; and

         - legal fees and expenses in connection with the affairs of the Trust, including registering and qualifying its shares with regulatory authorities and in connection with any litigation; and

         - costs for printing annual and semi-annual reports, prospectuses and proxy statements and mailing these documents to shareholders (including holders of variable contracts funded by Trust shares).

         Term of the Advisory Agreement and Each Subadvisory Agreement. The Advisory Agreement and each Subadvisory Agreement will initially continue in effect as to a portfolio for a period no more than two years from the date of its execution (or the execution of an amendment making the agreement applicable to that portfolio) and thereafter if such continuance is specifically approved at least annually either (a) by the Trustees or (b) by the vote of a majority of the outstanding voting securities of the Trust. In either event, such continuance shall also be approved by the vote of the majority of the Trustees who are not interested persons of any party to the Agreements.

         Any required shareholder approval of any continuance of any of the Agreements shall be effective with respect to any portfolio if a majority of the outstanding voting securities of that portfolio vote to approve such continuance even if such continuance may not have been approved by a majority of the outstanding voting securities of (a) any other portfolio affected by the Agreement or (b) all of the portfolios of the Trust.

         Failure of Shareholders to Approve Continuance of the Advisory Agreement or any Subadvisory Agreement. If the outstanding voting securities of any portfolio fail to approve any continuance of the Advisory Agreement or any Subadvisory Agreement, the party may continue to act as investment adviser or subadviser (as applicable) with respect to such portfolio pending the required approval of the continuance of such Agreement or a new agreement with either that party or a different adviser, or other definitive action. In the case of the Adviser, the compensation received during such period will be no more than the amount it would have received under the Advisory Agreement in respect of such portfolio.

         Termination of the Agreements. The Advisory Agreement and the Subadvisory Agreements may be terminated at any time without the payment of any penalty on 60 days' written notice to the other party or parties to the Agreements, and also to the Trust in the case of the Subadvisory Agreements. The following parties may terminate the agreements:

         -    the Board of Trustees of the Trust;

         - a majority of the outstanding voting securities of the Trust, or with respect to any portfolio, a majority of the outstanding voting securities of such portfolio;

         -    the Adviser,

         - in the case of the Subadvisory Agreements, by the respective Subadviser.

The Agreements will automatically terminate in the event of their assignment.

         Amendments to the Agreements. The Advisory Agreement and the Subadvisory Agreements may be amended by the parties to the agreement provided the amendment is approved by the vote of a majority of the outstanding voting securities of the Trust (except as noted below) and by the vote of a majority of the Board of Trustees of the Trust who are not interested persons of the Trust, the Adviser or the applicable Subadviser (including SaBAM Limited).

         The required shareholder approval of any amendment shall be effective with respect to any portfolio if a majority of the outstanding voting securities of that portfolio vote to approve the amendment, even if the amendment may not have been approved by a majority of the outstanding voting securities of (a) any other portfolio affected by the amendment or (b) all the portfolios of the Trust.

         As noted under "Subadvisory Arrangements" in the Prospectus, the Trust has received an order from the SEC permitting the Adviser to appoint a subadviser (other than an Affiliated Subadviser) or change a subadvisory fee or otherwise amendment a subadvisory agreement (other than for an Affiliated Subadviser) pursuant to an agreement that is not approved by shareholders.

         Approval of Advisory and Subadvisory Agreements by the Board of Trustees. The Board of Trustees of the Trust, including at least a majority of the disinterested trustees, have approved the Advisory Agreement and each of the Subadvisory Agreements. In connection with the approval of each of these agreements, the Board considered numerous factors, including:

         (i) the nature, quality and scope of the services provided by the Adviser or the Subadviser;

         (ii) performance information regarding the portfolios advised by the Adviser or Subadviser;

         (iii) performance information regarding the portfolios advised by the Adviser or Subadviser relative to funds with similar objectives and policies;

         (iv) the cost and expected profitability to the Adviser of providing portfolio management services to the portfolios;

         (v) the proposed advisory fee and subadvisory fee (including breakpoints) for each portfolio in relation to the fees of other comparable portfolios.

         At each meeting approving the Advisory Agreement or any of the Subadvisory Agreements the Board was provided with an analysis of its fiduciary obligations and had the assistance of independent legal counsel.

                          DISTRIBUTOR; RULE 12B-1 PLANS

         The Board of Trustees of the Trust have approved Rule 12b-1 Plans (the "Plans") for both Series I shares (formerly referred to as Class A shares) and Series II shares (formerly referred to as Class B shares). The purpose of both Plans is encourage the growth and retention of assets of each portfolio subject to a Plan. Series I shares of each portfolio (except the Equity Index Trust and the Lifestyle Trusts) are subject to a Rule 12b-1 fee of up to .15% of Series I share average daily net assets. Series II shares of each portfolio (except the Equity Index Trust and the Lifestyle Trusts) are subject to a Rule 12b-1 fee of up to .35% of Series II share average daily net assets.

           Rule 12b-1 fees are paid to the Trust's Distributor, Manulife Financial Services LLC.

         To the extent consistent with applicable laws, regulations and rules, the Distributor may use Rule 12b-1 fees:

    - for any expenses relating to the distribution of the shares of the class,

    - for any expenses relating to shareholder or administrative services for holders of the shares of the class (or owners of contracts funded in insurance company separate accounts that invest in the shares of the class) and

    - for the payment of "service fees" that come within Rule 2830(d)(5) of the Rules of Fair Practice of the National Association of Securities Dealers, Inc.

Currently, both Series I and Series II are paying "service fees" of .15% of average daily net assets. The service fee is paid to the Trust's Distributor which then may reallocate all or a portion of the service fee to one or more affiliated or unaffiliated parties which have agreed to provide to beneficial owners of Series I and Series II shares those services encompassed by the term "personal service and/or the maintenance of shareholder accounts" as defined in Rule 2830(d)(5) of the Rules of Fair Practice of the NASD.

         Without limiting the foregoing, the Distributor may pay all or part of the Rule 12b-1 fees from a portfolio to one or more affiliated and unaffiliated insurance companies that have issued variable insurance contracts for which the Portfolio serves as an investment vehicle as compensation for providing some or all of the types of services described in the preceding paragraph; this provision, however, does not obligate the Distributor to make any payments of Rule 12b-1 fees and does not limit the use that the Distributor may make of the Rule 12b-1 fees it receives. Currently, all such payments are made to insurance companies affiliated with the Trust's Adviser and Distributor. However, payments may be made to nonaffiliated insurance companies in the future.

         This Plan authorizes any payments in addition to fees described above made by a portfolio to the Distributor or any of its affiliates, including the payment of any management or advisory fees, which may be deemed to be an indirect financing of distribution costs.

         This Plan also authorizes the direction, payment, allocation and reallocation to any person of brokerage commission ("Allocations") on transactions in portfolio securities for a Portfolio ("Transactions") to the extent (i) the Allocations may be deemed to entail a direct or indirect financing of distribution costs because the Allocations are made in circumstances in which sales of annuity, insurance or pension products for which Trust Portfolios serve as investment options may be considered as a factor ("Sales Factor") and (ii) the Transactions are ones that would have been effected in the absence of the Sales Factor and are conducted in a manner consistent with the procedures and limitations set forth in the Trust's registration statement.

         The Plans may not be amended to increase materially the amount to be spent by a portfolio without such shareholder approval as is required by Rule 12b-1 under the 1940 Act (the "Rule"). All material amendments of a Plan must be approved in the manner described in the Rule. Each Plan shall continue in effect
(i) with respect to a portfolio only so long as the Plan is specifically approved for that Portfolio at least annually as provided in the Rule and (ii) only while (a) a majority of the Trustees are not interested persons (as defined in the Act) of the Trust, (b) incumbent disinterested Trustees select and nominate any new disinterested Trustees of the Trust and (c) any person who acts as legal counsel for the disinterested Trustees is an independent legal counsel. Each Plan may be terminated with respect to any Portfolio at any time as provided in the Rule.

                               PORTFOLIO BROKERAGE

         Pursuant to the Subadvisory Agreements, the Subadvisers are responsible for placing all orders for the purchase and sale of portfolio securities of the Trust. The Subadvisers have no formula for the distribution of the Trust's brokerage business; rather they place orders for the purchase and sale of securities with the primary objective of obtaining the most favorable overall results for the applicable portfolio of the Trust. The cost of securities transactions for each portfolio will consist primarily of brokerage commissions or dealer or underwriter spreads. Fixed income securities and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

         Occasionally, securities may be purchased directly from the issuer. For securities traded primarily in the over-the-counter market, the Subadvisers will, where possible, deal directly with dealers who make a market in the securities unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account.

         Selection of Brokers or Dealers to Effect Trades. In selecting brokers or dealers to implement transactions, the Subadvisers will give consideration to a number of factors, including:

         -    price, dealer spread or commission, if any,

         - the reliability, integrity and financial condition of the broker-dealer,

         -    size of the transaction,

         -    difficulty of execution,

         -    brokerage and research services provided, and

         -    confidentiality and anonymity.

         Consideration of these factors by a Subadviser, either in terms of a particular transaction or the Subadviser's overall responsibilities with respect to the Trust and any other accounts managed by the Subadviser, could result in the applicable portfolio of the Trust paying a commission or spread on a transaction that is in excess of the amount of commission or spread another broker-dealer might have charged for executing the same transaction.

         Soft Dollar Considerations. In selecting brokers and dealers, the Subadvisers will give consideration to the value and quality of any research, statistical, quotation, brokerage or valuation services provided by the broker or dealer to the Subadviser. In placing a purchase or sale order, a Subadviser may use a broker whose commission in effecting the transaction is higher than that of some other broker if the Subadviser determines in good faith that the amount of the higher commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either the particular transaction or the Subadviser's overall responsibilities with respect to the Trust and any other accounts managed by the Subadviser. In addition to statistical, quotation, brokerage or valuation services, a Subadviser may receive from brokers or dealers products or research that are used for both research and other purposes, such as administration or marketing. In such case, the Subadviser will make a good faith determination as to the portion attributable to research. Only the portion attributable to research will be paid through Trust brokerage. The portion not attributable to research will be paid by the Subadviser.

         Brokerage and research services provided by brokers and dealers include advice, either directly or through publications or writings, as to:

         -    the value of securities,

         -    the advisability of purchasing or selling securities,

         - the availability of securities or purchasers or sellers of securities, and

         - analyses and reports concerning (a) issuers, (b) industries, (c) securities, (d) economic, political and legal factors and trends and (e) portfolio strategy.

Research services are received primarily in the form of written reports, computer generated services, telephone contacts and personal meetings with security analyst. In addition, such services may be provided in the form of meetings arranged with corporate and industry spokespersons, economists, academicians and government representatives. In some cases, research services are generated by third parties but are provided to the Subadviser by or through a broker.

         To the extent research services are used by the Subadvisers, such services would tend to reduce such party's expenses. However, the Subadvisers do not believe that an exact dollar value can be assigned to these services. Research services received by the Subadvisers from brokers or dealers executing transactions for portfolios of the Trust will also be available for the benefit of other portfolios managed by the Subadvisers.

         Sales Volume Considerations. Consistent with the foregoing considerations and the Rules of Fair Practice of the NASD, sales of insurance contracts which offer Trust portfolios may be considered as a factor in the selection of brokers or dealers. A higher cost broker-dealer will not be selected, however, solely on the basis of sales volume, but will be selected in accordance with the criteria set forth above.

         "Step Out" Transactions. A Subadviser may execute an entire transaction with one broker to obtain best execution of the order and allocate a portion of the transaction and related commission to another broker in connection with provision of nonexecution services.

         Allocation of Trades by the Subadvisers. The Subadvisers manage a number of accounts other than the Trust's portfolios. Although investment determinations for the Trust's portfolios will be made by the Subadvisers independently from the investment determinations made by them for any other account, investments deemed appropriate for the Trust's portfolios by the Subadvisers may also be deemed appropriate by them for other accounts. Therefore, the same security may be purchased or sold at or about the same time for both the Trust's portfolios and other accounts. In such circumstances, the Subadvisers may determine that orders for the purchase or sale of the same security for the Trust's portfolios and one or more other accounts should be combined. In this event the transactions will be priced and allocated in a manner deemed by the Subadvisers to be equitable and in the best interests of the Trust portfolios and such other accounts. While in some instances combined orders could adversely affect the price or volume of a security, the Trust believes that its participation in such transactions on balance will produce better overall results for the Trust.

         Affiliated Underwriting Transactions by the Subadvisers. The Trust's portfolios have approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a portfolio may purchase securities that are offered in underwritings in which an affiliate of the Subadvisers participate. These procedures prohibit a portfolio from directly or indirectly benefiting a Subadviser affiliate in connection with such underwritings. In addition, for underwritings where a Subadviser affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the portfolios could purchase.

         Brokerage Commissions Paid. For the years ended December 31, 2001, 2000 and 1999, the Trust paid brokerage commissions in connection with portfolio transactions of $32,382,644, $30,480,942 and $21,888,116, respectively, allocated among the portfolios as follows:

PORTFOLIO                                              2001                   2000                      1999
---------------------------------------------------------------------------------------------------------------
Internet Technologies Trust.................        $   42,232             $   12,816(3)                    N/A
Pacific Rim Emerging Markets Trust..........           328,475                285,691                $  231,264
Telecommunications Trust....................            38,754(5)                 N/A                       N/A
Science & Technology Trust..................         1,449,886              1,373,214                   558,599
International Small Cap Trust...............         7,611,636              8,440,319                 2,670,462
Health Sciences Trust.......................            37,409(5)                 N/A                       N/A
Aggressive Growth Trust.....................           599,173                465,370                   192,212
Emerging Small Company Trust................           401,351                146,790                   609,657
Small Company Blend Trust...................           145,413                 79,174                    54,968(2)
Dynamic Growth Trust........................           393,045                103,739(3)                    N/A
Mid Cap Growth Trust........................            30,551(5)                 N/A                       N/A
Mid Cap Opportunities Trust ................            40,011(5)                 N/A                       N/A
Mid Cap Stock Trust.........................           390,457                400,532                   123,553(2)
All Cap Growth Trust........................         1,053,416              1,562,480                 1,198,534
Financial Services Trust....................            37,784(5)                 N/A                       N/A
Overseas Trust..............................           995,590              1,790,076                 1,075,432
International Stock Trust...................           368,625                542,577                   353,494
International Value Trust...................           377,589                359,614                   220,824(2)
Capital Appreciation Trust..................            76,973                  5,943(4)                    N/A
Strategic Opportunities Trust...............         5,539,294              2,985,632                 3,294,528
Quantitative Mid Cap Trust..................           476,161(5)                 N/A                       N/A
Global Equity Trust.........................         1,659,102              1,455,103                 1,419,066
Strategic Growth Trust......................           143,751(5)                 N/A                       N/A
Growth Trust................................           858,885              1,388,033                   860,907
Large Cap Growth Trust......................         1,062,531                616,584                   561,368
All Cap Value Trust.........................            73,294(5)                 N/A                       N/A
Capital Opportunities Trust                             52,986(5)                 N/A                       N/A
Quantitative Equity Trust...................         1,167,415              1,047,307                   938,331
Blue Chip Growth Trust......................         1,443,026              1,350,048                 1,002,743
Utilities Trust.............................            41,357(5)                 N/A                       N/A

PORTFOLIO                                              2001                   2000                      1999
---------------------------------------------------------------------------------------------------------------
Real Estate Securities Trust................           431,884              1,418,559                 1,408,916
Small Company Value Trust...................           290,673                422,969                   455,528
Mid Cap Value Trust.........................           230,028(5)                 N/A                       N/A
Value Trust.................................           464,503                328,316                   435,054
Equity-Index Trust..........................             6,876                  8,272                     4,918
Tactical Allocation Trust...................            32,336                 26,488(3)                    N/A
Fundamental Value Trust.....................           137,167(5)                 N/A                       N/A
Growth & Income Trust.......................         1,646,676              1,753,576                 1,494,630
U.S. Large Cap Value Trust..................           483,125                397,289                   267,744(2)
Equity-Income Trust.........................           811,272                805,529                   751,867
Income & Value Trust........................           351,851                366,221                   730,819
Balanced Trust..............................           320,411                300,445                   906,347
High Yield Trust............................                 3                    310                       958
Strategic Bond Trust........................               N/A                    N/A                       N/A
Global Bond Trust...........................             5,365                    770                       N/A
Total Return Trust..........................            62,979                 36,332                    25,198(2)
Investment Quality Bond Trust...............               N/A                    N/A                       325
Diversified Bond Trust......................               N/A                    N/A                    39,870
U.S. Government Securities Trust............               N/A                    N/A                       N/A
Money Market Trust..........................               N/A                    N/A                       N/A
Small Cap Index Trust.......................            58,507                 26,476(3)                    N/A
International Index Trust...................            11,592                 89,514(3)                    N/A
Mid Cap Index Trust.........................            26,630                 26,420(3)                    N/A
Total Stock Market Index Trust..............            16,227                 38,924(3)                    N/A
500 Index Trust.............................            32,553                 23,490(3)                    N/A
Lifestyle Aggressive 1000 Trust.............               N/A                    N/A                       N/A
Lifestyle Growth 820 Trust..................               N/A                    N/A                       N/A
Lifestyle Balanced 640 Trust................               N/A                    N/A                       N/A
Lifestyle Moderate 460 Trust................               N/A                    N/A                       N/A
Lifestyle Conservative 280 Trust............               N/A                    N/A                       N/A
Small -Mid Cap Growth Trust.................             4,439(6)                 N/A                       N/A
Small-Mid Cap Trust ........................             5,753(6)                 N/A                       N/A
International Equity Select Trust ..........             4,289(6)                 N/A                       N/A
Select Growth Trust ........................             4,500(6)                 N/A                       N/A
Global Equity Select Trust .................             3,025(6)                 N/A                       N/A
Core Value Trust ...........................             3,808(6)                 N/A                       N/A
High Grade Bond Trust ......................               N/A(6)                 N/A                       N/A

(2)      For the period May 1, 1999 (commencement of operations) to December 31,
         1999.

(3)      For the period May 1, 2000 (commencement of operations) to December 31,
         2000.

(4) For the period November 1, 2000 (commencement of operations) to December 31, 2000.

(5) For the period April 30, 2001 (commencement of operations) to December 31, 2001.

(6) For the period July 16, 2001 (commencement of operations) to December 31, 2001.

         Brokerage Commissions Paid to Affiliated Brokers

         For the year ended December 31, 2001, the following brokers were affiliated brokers of the listed portfolios:

Broker                                                   Portfolio                         Explanation
----------------------------------------------------------------------------------------------------------------------
Fund Management Company, Inc.                 Aggressive Growth Trust          Affiliated brokers due to the
A I M Distributors, Inc.                      All Cap Growth Trust             position of A I M Capital
                                                                               Management, Inc. as subadviser to
                                                                               these Portfolios.

Nomura Securities                             Small Company Value Trust        Affiliated brokers due to the
Nomura Securities International                                                position of AXA Rosenberg
DLJ                                                                            Investment Management LLC as
Paribas                                                                        subadviser to this Portfolio.
BNP Securities

Fidelity Capital Markets, a division of       Overseas Trust                   Affiliated brokers due to the
    National Financial Services LLC           Strategic Opportunities Trust    position of FMR as subadviser to
Fidelity Brokerage Services LLC                                                these Portfolios.
Fidelity Distributors Corporation             Large Cap Growth Trust
Fidelity Investments Institutional
Services Company, Inc.
REDIBook
Fidelity Global Brokerage Group, LLC, a
wholly-owned subsidiary of FMR Corp.,
has a 20.5% equity ownership interest in
REDIBook ECN LLC.

Buck Investment Services, Inc.                International Small Cap Trust    Affiliated brokers due to the
Dreyfus Financial Services Corp.              Balanced Trust                   position of Founders Asset
Dreyfus Investment Services Corp.                                              Management, LLC as subadviser to
Dreyfus Service Corporation                                                    these Portfolios.
Mellon Financial Markets, Inc.

Franklin Templeton Distributors Inc.          Emerging Small Company Trust     Affiliated brokers due to the
Templeton Franklin Investment Services Inc.   International Value Trust        position of Franklin Advisers, Inc.
                                                                               as subadviser to the Emerging Small
                                                                               Company Trust and the position of
                                                                               Templeton Investment Counsel, Inc.
                                                                               as subadviser to the International
                                                                               Value Trust.

Fred Alger & Company Incorporated             All Cap Growth Trust             Affiliated broker due to the
                                                                               position of Fred Alger Management,
                                                                               Inc. as subadviser to this
                                                                               Portfolio prior to May 1, 1999.

J.P. Morgan Securities Inc.                   Overseas Trust                   Affiliated brokers due to the
J.P. Morgan Securities Ltd.                                                    position of J.P. Morgan Investment
                                                                               Management, Inc. as subadviser to
                                                                               this portfolio prior to May 1, 1999.

Morgan Stanley & Co. Inc.                     Global Equity Trust              Affiliated brokers due to the
Morgan Stanley International Limited          Value Trust                      position of Morgan Stanley Asset
Dean Witter Reynolds, Inc.                    High Yield Trust                 Management as subadviser to the
Discover Brokerage Direct, Inc.                                                Global Equity Trust and the
AB Asesores                                                                    position of Miller Anderson as subadviser
                                                                               to the Value Trust and the High Yield
                                                                               Trust.

Dresdner Bank                                 Global Bond Trust                Affiliated broker due to the position
                                                                               of Oechsle International Advisors, LLC
                                                                               as subadviser to this Portfolio prior
                                                                               to May 1, 1999.

Broker                                                   Portfolio                         Explanation
-----------------------------------------------------------------------------------------------------------------------
PIMCO Funds Distributors LLC                  Global Bond Trust                Affiliated broker due to the
                                              Total Return Trust               position of Pacific Investment

                                                                               Management Company as subadviser
                                                                               to these Portfolios.

Citicorp Financial Services Corp.             U.S. Government Securities       Affiliated broker due to the
Citicorp Investment Services                  Trust                            position of Salomon Asset
Citicorp Securities Services, Inc.            Strategic Bond Trust             Management Inc. as subadviser to
Citicorp Securities, Inc.                                                      these Portfolios.
Copeland Equities, Inc.
Liberty Brokerage
PFS Distributors, Inc.
PFS Investments Inc.
The Robinson-Humphrey Company
Salomon Reinvestment Company Inc
Salomon Smith Barney Inc.
Smith Annuity Services, Inc.
Smith Barney Puerto Rico Inc.
Tower Square Securities, Inc.
Travelers Distribution Company
Tribeca Investments, L.L.C.

State Street Brokerage Services, a division   Growth Trust                     Affiliated broker due to the
of State Street Capital Markets, LLC                                           position of State Street Global

                                                                               Advisors as subadviser to this
                                                                               Portfolio.

Robert Fleming                                International Stock Trust        Affiliated broker due to the
Jardine Fleming                                                                position of T. Rowe Price
Ord Minnet                                                                     International, Inc. as subadviser
                                                                               to this Portfolio.

Hochman & Baker Securities, Inc.              Capital Appreciation Trust       Affiliated broker due to the
Pruco Securities Corporation                                                   position of  Jennison Associates
Prudential Investment Management Services                                      LLC as subadviser to this Portfolio
LLC
Prudential Securities Incorporated
Wexford Clearing Services Corporation


PaineWebber Inc.                              Tactical Allocation Trust        Affiliated broker due to the
Paine Webber Services Inc.                                                     position of Brinson Advisors, Inc.
Paine Webber Incorporated                                                      as subadviser to this Portfolio
of Puerto Rico
J.C. Bradford & Co. L.L.C.
Correspondent Services Corporation
UBS Warburg AG UBS Warburg Asia Limited
UBS Warburg Pte Ltd
UBS Warburg Securities India Private Limited
UBS Warburg Securities Ltd
UBS (Cayman Islands) Ltd
UBS (Panama) SA
UBS Bank (Canada)
UBS Futures & Options Ltd
UBS Warburg (France) SA
UBS Warburg (Futures & Options) Pte Ltd
UBS Warburg (Israel) Ltd
UBS Realty Investors LLC
UBS Agrivest LLC
Allegis Capital LLC
Schroder Munchmeyer Hengst AG

Comerica Investment Services, Inc.            Internet Technologies            Affiliated broker due to the
                                                                               position of Munder Capital
                                                                               Management as a subadviser to this
                                                                               Portfolio

Lazard, Freres & Co.                          International Equity Select      Affiliated broker due to the
                                              Global Equity Select             position of Lazard Asset Management
                                                                               as subadviser to these Portfolios

KA Associates, Inc.                           Small-Mid Cap Trust              Affiliated broker due to the
                                                                               position of Kayne Anderson Rudnick
                                                                               Investment Management, LLC as
                                                                               subadviser to this Portfolio

Commission Paid to J.P. Morgan Securities

         For the year ended December 31, 1999, 2000 and 2001, brokerage commissions were paid to J.P. MORGAN SECURITIES INC. by the Overseas Trust as follows:

                                                                                                   % of Aggregate
                                                                % of Portfolio's Brokerage          $ Amount of
                                                                  Commissions Represented           Transactions
Portfolio                                     Commissions             for the Period               for the Period
------------------------------------------------------------------------------------------------------------------
Year ended December 31, 2001:
Overseas Trust............................      $11,737                       1.18%                     0.00%
Year ended December 31, 2000:
Overseas Trust............................      $     0                          0%                        0%
Year ended December 31, 1999:
Overseas Trust............................      $19,178                       1.78%                     0.09%

Commissions Paid to Fidelity Capital Markets

         For the years ended December 31, 1999, 2000 and 2001, brokerage commissions were paid to FIDELITY CAPITAL MARKETS by the Strategic Opportunities Trust, the Large Cap Growth Trust, the Income & Value Trust and the Diversified Bond Trust as follows:

                                                                                                   % of Aggregate
                                                                % of Portfolio's Brokerage          $ Amount of
                                                                  Commissions Represented           Transactions
Portfolio                                     Commissions             for the Period               for the Period
------------------------------------------------------------------------------------------------------------------
Year ended December 31, 2001:
Overseas Trust............................      $     0                    0.00%                        0.00%
Year ended December 31, 2000:
Overseas Trust............................      $     0                    0.00%                        0.00%
Year ended December 31, 1999:
Overseas Trust............................      $   445                    0.04%                        0.00%
Strategic Opportunities Trust.............      $13,286                    0.26%                        0.08%

Commissions Paid to Morgan Stanley & Co., Incorporated

         For the year ended December 31, 1999, no brokerage commissions were paid to MORGAN STANLEY & CO., INCORPORATED by the Value Trust and the High Yield Trust. For the year ended December 31, 2001 and 2000, brokerage commissions were paid as follows:

                                                                                                   % of Aggregate
                                                                % of Portfolio's Brokerage          $ Amount of
                                                                  Commissions Represented           Transactions
Portfolio                                     Commissions             for the Period               for the Period
------------------------------------------------------------------------------------------------------------------
Year ended December 31, 2001:
Global Equity Trust.......................      $     0                     0.00%                     0.00%
Year ended December 31, 2000:
Global Equity Trust.......................      $17,981                     1.24%                     0.00%
Year ended December 31, 1999:
Global Equity Trust.......................      $ 2,508                     0.18%                     0.01%

Commissions Paid to Morgan Stanley International

         For the year ended December 31, 1999, no brokerage commissions were paid to MORGAN STANLEY INTERNATIONAL by the Global Equity Trust, the Value Trust and the High Yield Trust. For the year ended December 31, 2001 and 2000, brokerage commissions were paid as follows:

                                                                                                   % of Aggregate
                                                                % of Portfolio's Brokerage          $ Amount of
                                                                  Commissions Represented           Transactions
Portfolio                                     Commissions             for the Period               for the Period
-------------------------------------------------------------------------------------------------------------------
Year ended December 31, 2001:
Global Equity Trust.......................      $     0                       0.00%                     0.00%
Year ended December 31, 2000:
Global Equity Trust.......................      $36,403                       2.50%                     0.01%

Commissions Paid to Robert Fleming

         For the years ended December 31, 2001, 2000, 1999 brokerage commissions were paid to ROBERT FLEMING as follows:

                                                                                                   % of Aggregate
                                                                % of Portfolio's Brokerage          $ Amount of
                                                                  Commissions Represented           Transactions
Portfolio                                     Commissions             for the Period               for the Period
------------------------------------------------------------------------------------------------------------------
Year ended December 31, 2001:
International Stock Trust.................      $     0                       0.00%                     0.00%
Year ended December 31, 2000:
International Stock Trust.................      $10,317                       1.90%                     0.00%
Year ended December 31, 1999:
International Stock Trust.................      $   240                       0.07%                     0.00%

Commissions Paid to Ord Minnet

         For the year ended December 31, 1999, no brokerage commissions were paid to ORD MINNET. For the years ended December 31, 2001 and 2000, brokerage commissions were paid as follows:

                                                                                                   % of Aggregate
                                                                % of Portfolio's Brokerage          $ Amount of
                                                                  Commissions Represented           Transactions
Portfolio                                     Commissions             for the Period               for the Period
-------------------------------------------------------------------------------------------------------------------
Year ended December 31, 2001:
International Stock Trust.................      $  760                        0.21%                     0.00%
Year ended December 31, 2000:
International Stock Trust.................      $1,526                        0.28%                     0.00%

Commissions Paid to Jardine Fleming

         For the year ended December 31, 1999, 2000 and 2001, brokerage commissions were paid to JARDINE FLEMING as follows:

                                                                                                   % of Aggregate
                                                                % of Portfolio's Brokerage          $ Amount of
                                                                  Commissions Represented           Transactions
Portfolio                                     Commissions             for the Period               for the Period
------------------------------------------------------------------------------------------------------------------
Year ended December 31, 2001:
International Stock Trust.................      $     0                       0.00%                     0.00%
Year ended December 31, 2000:
International Stock Trust.................      $10,461                       1.93%                     0.00%
Year ended December 31, 1999:
International Stock Trust.................      $ 4,138                       1.17%                     0.02%

Commissions Paid to DLJ

         For the year ended December 31, 1999, 2000 and 2001, brokerage commissions were paid to DLJ as follows:

                                                                                                   % of Aggregate
                                                                % of Portfolio's Brokerage          $ Amount of
                                                                  Commissions Represented           Transactions
Portfolio                                     Commissions             for the Period               for the Period
------------------------------------------------------------------------------------------------------------------
Year ended December 31, 2001:
Small Company Value Trust.................      $    0                        0.00%                     0.00%
Year ended December 31, 2000:
Small Company Value Trust.................      $5,256                        1.24%                     0.00%
Year ended December 31, 1999:
Small Company Value Trust.................      $8,761                        1.92%                     0.04%

         For the years ended December 31, 2000 and 2001, brokerage commissions were paid to BNP SECURITIES by the Small Company Value Trust as follows:

                                                                                                   % of Aggregate
                                                                % of Portfolio's Brokerage          $ Amount of
                                                                  Commissions Represented           Transactions
Portfolio                                     Commissions             for the Period               for the Period
------------------------------------------------------------------------------------------------------------------
Year ended December 31, 2001:
Small Company Value Trust.................       $  0                      0.00%                     0.00%
Year ended December 31, 2000:
Small Company Value Trust.................       $234                      0.06%                     0.00%

                        PURCHASE AND REDEMPTION OF SHARES

         The Trust will redeem all full and fractional portfolio shares for cash at the net asset value per share of each portfolio. Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption. However, the Trust may suspend the right of redemption or postpone the date of payment beyond seven days during any period when:

- trading on the New York Stock Exchange is restricted, as determined by the SEC, or such Exchange is closed for other than weekends and holidays;

- an emergency exists, as determined by the SEC, as a result of which disposal by the Trust of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Trust fairly to determine the value of its net assets; or

- the SEC by order so permits for the protection of security holders of the Trust.

                        DETERMINATION OF NET ASSET VALUE


         The following supplements the discussion of the valuation of portfolio assets set forth in the Prospectus under "Purchase and Redemption of Shares."

         Except for the types of securities described below, securities held by the portfolios will be valued as follows:

- Securities which are traded on stock exchanges (including securities traded in both the over-the-counter market and on an exchange) are valued at the last sales price as of the close of the regularly scheduled day-time trading of the New York Stock Exchange on the day the securities are being valued, or, lacking any sales, at the closing bid prices.

- Securities traded only in the over-the-counter market are valued at the last bid prices quoted by brokers that make markets in the securities at the close of day-time trading on the New York Stock Exchange.

- Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Trustees or their designee.

- Shares of the Underlying Portfolios held by the Lifestyle Trusts are valued at their net asset value as described in the Prospectus under "Purchase and Redemption of Shares."

         Non-Negotiable Security. A non-negotiable security not treated as an illiquid security because it may be redeemed with the issuer, subject to a penalty for early redemption, shall be assigned a value that takes into account the reduced amount that would be received if it were currently liquidated.

         Debt Instruments with Remaining Maturities of 60 Days or less; All Instruments Held by the Money Market Trust. Debt instruments with a remaining maturity of 60 days or less held by each of the portfolios, other than the Money Market Trust, and all instruments held by the Money Market Trust, will be valued on an amortized cost basis. Under this method of valuation, the instrument is initially valued at cost (or in the case of instruments initially valued at market value, at the market value on the day before its remaining maturity is such that it qualifies for amortized cost valuation). After the initial valuation, the Trust assumes a constant proportionate amortization in value until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon sale of the instrument.

         Money Market Trust - Rule 2a-7. The Money Market Trust uses the amortized cost valuation method in reliance upon Rule 2a-7 under the 1940 Act. As required by this rule, the Money Market Trust will maintain a dollar weighted average maturity of 90 days or less. In addition, the Money Market Trust is only permitted to purchase securities that the Subadviser determines present minimal credit risks and at the time of purchase are "eligible securities," as defined by Rule 2a-7. Generally, eligible securities must be rated by a nationally recognized statistical rating organization in one of the two highest rating categories for short-term debt obligations or be of comparable quality. The Money Market Trust will invest only in obligations that have remaining maturities of 397 days or less.

         The Trustees have established procedures designed to stabilize, to the extent reasonably possible, the Money Market Trust's price per share as computed for the purpose of sales and redemptions at $10.00. The procedures include a direction to the Adviser to establish procedures that will allow for the monitoring of the propriety of the continued use of amortized cost valuation to maintain a constant net asset value of $10.00 per share. The procedures also include a directive to the Adviser that requires that to determine net asset value per share based upon available market quotations, the Money Market Trust shall value weekly (a) all portfolio instruments for which market quotations are readily available at market, and (b) all portfolio instruments for which market quotations are not readily available or are not obtainable from a pricing service, at their fair value as determined in good faith by the Trustees (the actual calculations, however, may be made by persons acting pursuant to the direction of the Trustees.) If the fair value of a security needs to be determined, the Subadviser will provide determinations, in accordance with procedures and methods established by the Trustees of the Trust, of the fair value of securities held by the Money Market Trust.

         In the event that the deviation from the amortized cost exceeds 0.50 of 1% or $0.05 per share in net asset value, the Adviser shall promptly call a special meeting of the Trustees to determine what, if any, action should be initiated. Where the Trustees believe the extent of any deviation from the Money Market Trust's amortized cost price per share may result in material dilution or other unfair results to investors or existing shareholders, they shall take the action they deem appropriate to eliminate or reduce to the extent reasonably practical such dilution or unfair results. The actions that may be taken by the Trustees include, but are not limited to:

         -        redeeming shares in kind;

         - selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten the average portfolio maturity of the Money Market Trust;

         -        withholding or reducing dividends;

         - utilizing a net asset value per share based on available market quotations; or

         - investing all cash in instruments with a maturity on the next business day.

The Money Market Trust may also reduce the number of shares outstanding by redeeming proportionately from shareholders, without the payment of any monetary compensation, such number of full and fractional shares as is necessary to maintain the net asset value at $10.00 per share. Any such redemption will be treated as a negative dividend for purposes of the Net Investment Factor under the contracts issued by Manulife North America, Manulife New York, Manufacturers America and Manufacturers USA.

                                PERFORMANCE DATA

         Each of the portfolios may quote total return figures in its advertising and sales materials. The figures will always include the average annual total return for recent one period and, when applicable, five and ten year periods and where less than five or ten years, the period since the inception date of the portfolio. In the case of the Pacific Rim Emerging Markets, Real Estate Securities, Quantitative Equity and Equity Index Trusts, such quotations will be for periods that include the performance of the predecessor portfolios of Manulife Series Fund, Inc.

         The average annual total return is the average annual compounded rate of return that equates the initial amount invested to the market value of such investment on the last day of the period for which such return is calculated. For purposes of the calculation, it is assumed that an initial payment of $1,000 is made on the first day of the period for which the return is calculated and that all dividends and distributions are reinvested at the net asset value on the reinvestment dates during the period. All recurring fees, such as advisory fees charged to the Trust, and all Trust expenses are reflected in the calculations. There are no non-recurring fees, such as sales loads, surrender charges or account fees, charged by the Trust. If the period since inception is less than one year, the figures will be based on an aggregate total return rather than an average annual total return.

                                 SERIES I SHARES
                           TOTAL ANNUALIZED RETURN(6)

---------------------------------------------------------------------------------------------------------------
                                                                                SINCE INCEPTION
                                                                                  OR 10 YEARS,
                                                  ONE YEAR      FIVE YEARS       WHICHEVER IS
                                                   ENDED          ENDED         SHORTER THROUGH     DATE FIRST
             TRUST PORTFOLIO                     12/31/2001     12/31/2001         12/31/2001       AVAILABLE
---------------------------------------------------------------------------------------------------------------
Internet Technologies Trust                       -46.09%          NA             -51.09%           05/01/00
Pacific Rim Emerging Markets Trust(1)             -18.57%        -8.82%            -4.25%           10/04/94
Telecommunications Trust                            N/A            N/A            -36.56%(3)        04/30/01
Science & Technology Trust                        -41.25%          N/A              4.16%           01/01/97
International Small Cap Trust                     -31.10%         0.35%             1.83%           03/04/96
Health Sciences Trust                               N/A            N/A              8.32%(3)        04/30/01
Aggressive Growth Trust                           -25.98%          N/A              1.13%           01/01/97
Emerging Small Company Trust                      -22.24%          N/A              8.64%           01/01/97
Small Company Blend Trust                          -2.31%          N/A              0.30%           05/01/99
Dynamic Growth Trust                              -40.24%           NA            -43.87%           05/01/00
Mid Cap Growth Trust                                N/A            N/A            -16.24%(3)        04/30/01
Mid Cap Opportunities Trust                         N/A            N/A            -15.28%(3)        04/30/01
Mid Cap Stock Trust                               -10.99%          N/A             -5.43%           05/01/99
All Cap Growth Trust                              -23.77%         7.79%             7.88%           03/04/96
Financial Services Trust                            N/A            N/A             -6.93%(3)        04/30/01
Overseas Trust                                    -21.10%         -0.55%            2.30%           01/09/95

International Stock Trust                         -21.54%          N/A             -0.22%           01/01/97
International Value Trust                          -9.97%          N/A             -4.91%           05/01/99
Capital Appreciation Trust                        -18.41%          N/A            -24.94%           11/01/00
Strategic Opportunities Trust(5)                  -15.25%         5.75%            10.97%(2)        06/18/85
Quantitative Mid Cap Trust                          N/A            N/A            -18.40%(3)        04/30/01
Global Equity Trust                               -16.09%         5.76%             7.79%(2)        03/18/88
Strategic Growth Trust                              N/A            N/A            -11.84%(3)        04/30/01
Growth Trust                                      -21.36%         4.04%             5.61%           07/15/96
Large Cap Growth Trust                            -17.81%         4.61%             7.50%(2)        08/03/89
All Cap Value Trust                                 N/A            N/A              0.90%(3)        04/30/01
Capital Opportunities Trust                         N/A            N/A            -14.40%(3)        04/30/01
Quantitative Equity Trust                         -22.95%         10.44%           11.18%(2)        04/30/87

----------------------------------------------------------------------------------------------------------------
                                                                                SINCE INCEPTION
                                                                                  OR 10 YEARS,
                                                  ONE YEAR      FIVE YEARS       WHICHEVER IS
                                                   ENDED          ENDED         SHORTER THROUGH     DATE FIRST
             TRUST PORTFOLIO                     12/31/2001     12/31/2001         12/31/2001       AVAILABLE
----------------------------------------------------------------------------------------------------------------
Blue Chip Growth Trust                            -14.61%         10.10%              9.85%           12/11/92
Utilities Trust                                     N/A             N/A             -25.30%(3)        04/30/01
Real Estate Securities Trust(1)                     3.15%          3.37%             10.22%(2)        04/30/87
Small Company Value Trust                           6.54%           N/A               2.47%           10/01/97
Mid Cap Value Trust                                 N/A             N/A               4.72%(3)        04/30/01
Value Trust                                         3.42%           N/A               8.49%           01/01/97
Equity Index Trust(1)                             -12.26%         10.50%             11.45%           02/14/96
Tactical Allocation Trust                         -13.38%            NA             -10.02%           05/01/00
Fundamental Value Trust                             N/A             N/A              -6.16%(3)        04/30/01
Growth & Income Trust                             -11.28%         10.48%             12.50%(2)        04/23/91
U.S. Large Cap Value Trust                         -2.54%           N/A               1.08%           05/01/99
Equity-Income Trust                                 1.29%         10.88%             12.46%           02/19/93
Income & Value Trust                                0.98%          8.96%              9.10%(2)        08/03/89
Balanced Trust                                    -10.19%          N/A                1.51%           01/01/97
High Yield Trust                                   -5.48%          N/A                1.48%           01/01/97
Strategic Bond Trust                                6.24%          5.57%              7.08%           02/19/93
Global Bond Trust                                   0.53%          1.11%              5.37%(2)        03/18/88
Total Return Trust                                  8.28%           N/A               6.69%           05/01/99
Investment Quality Bond Trust                       7.33%          6.59%              6.61%(2)        06/18/85
Diversified Bond Trust                              7.09%          7.97%              7.86%(2)        08/03/89
U.S. Government Securities Trust                    7.03%          6.66%              6.41%(2)        03/18/88
Money Market Trust(1)                               3.59%          4.86%              4.48%(2)        06/18/85

Small Cap Index Trust                               1.50%            NA              -3.01%           05/01/00
International Index Trust                         -22.41%            NA             -19.28%           05/01/00
Mid Cap Index Trust                                -1.73%            NA               3.14%           05/01/00
Total Stock Market Index Trust                    -11.41%            NA             -12.72%           05/01/00
500 Index Trust                                   -12.37%            NA             -13.01%           05/01/00
Lifestyle Aggressive 1000 Trust                   -13.67%           N/A               1.78%           01/07/97
Lifestyle Growth 820 Trust                         -8.97%           N/A               4.47%           01/07/97
Lifestyle Balanced 640 Trust                       -4.71%           N/A               5.80%           01/07/97
Lifestyle Moderate 460 Trust                       -1.09%           N/A               6.81%           01/07/97

----------------------------------------------------------------------------------------------------------------
                                                                                SINCE INCEPTION
                                                                                  OR 10 YEARS,
                                                  ONE YEAR      FIVE YEARS       WHICHEVER IS
                                                   ENDED          ENDED         SHORTER THROUGH     DATE FIRST
             TRUST PORTFOLIO                     12/31/2001     12/31/2001         12/31/2001       AVAILABLE
----------------------------------------------------------------------------------------------------------------
Lifestyle Conservative 280 Trust                   3.30%           N/A              7.47%           01/07/97
Small-Mid Cap Growth Trust                          N/A            N/A            -10.96%(4)        07/16/01
Small-Mid Cap Trust                                 N/A            N/A             -4.40%(4)        07/16/01
International Equity Select Trust                   N/A            N/A             -3.84%(4)        07/16/01
Select Growth Trust                                 N/A            N/A             -4.96%(4)        07/16/01
Global Equity Select Trust                          N/A            N/A             -2.40%(4)        07/16/01
Core Value Trust                                    N/A            N/A             -4.81%(4)        07/16/01
High Grade Bond Trust                               N/A            N/A              3.21%(4)        07/16/01

(1) On December 31, 1996, Manulife Series Fund, Inc. merged with the Trust. Performance presented for these Trust portfolios is based upon the performance of their respective predecessor Manulife Series Fund, Inc. portfolios for periods prior to December 31, 1996.

(2) 10 Years

(3) Aggregate Return for the period April 30, 2001 to December 31, 2001.

(4) Aggregate Return for the period July 16, 2001 to December 31, 2001.

(5) Effective April 30, 2001 Mid Cap Blend Trust changed its name to Strategic Opportunities Trust.

(6) Certain expenses of the portfolios listed below were waived. If such waiver were not in effect, returns would have been lower: Science & Technology, Health Sciences, Small Company Value, Blue Chip Growth, Equity-Income, International Stock, Capital Appreciation, the Lifestyle Trusts

The Trust may also from time to time include in advertising and sales literature the following:

         - information regarding its portfolio subadvisers, such as information regarding a subadviser's specific investment expertise, client base, assets under management or other relevant information;

         - quotations about the Trust, its portfolios or its investment subadvisers that appear in various publications and media; and

         - general discussions of economic theories, including, but not limited to, discussions of how demographics and political trends may effect future financial markets, as well as market or other relevant information.

         The Trust may also from time to time advertise the performance of certain portfolios relative to that of unmanaged indices, including but not limited to the:

         -    Dow Jones Industrial Average,

         - Lehman Brothers Bond, Government Corporate, Corporate and Aggregate Indices,

         -    S&P 500 Index,

         -    Value Line Composite, and

         - Morgan Stanley Capital International Europe, Australia and Far East ("EAFE") and World Indices.

         The Trust may also advertise the performance rankings assigned to certain portfolios or their investment Subadvisers by various statistical services, including but not limited to:

         -    SEI,

         - Lipper Analytical Services, Inc.'s Mutual Fund Performance Analysis and Variable Insurance Products Performance Analysis,

         - Variable Annuity Research and Data Service, Intersec Research Survey of Non-U.S. Equity Fund Returns,

         -    Frank Russell International Universe, and

         - any other data which may be presented from time to time by analysts such as Dow Jones, Morningstar, Chase International Performance, Wilson Associates, Stanger, CDA Investment Technology, the Consumer Price Index ("CPI"), The Bank Rate Monitor National Index, IBC/Donaghue's Average U.S. Government and Agency, or as such data may appear in various publications, including The Wall Street Journal, New York Times, Forbes, Barrons, Fortune, Money Magazine, Financial World and Financial Services Week.

                             THE INSURANCE COMPANIES

         The Trust currently serves as the underlying investment medium for sums invested in variable contracts issued by:

- The Manufacturers Life Insurance Company of New York ("Manulife New York"), formerly First North American Life Assurance Company, a New York stock life insurance company that is a wholly owned subsidiary of Manulife North America. Manulife New York's corporate offices are located at 100 Summit Lake Drive, Second Floor, Valhalla, New York 10595.

- The Manufacturers Life Insurance Company (U.S.A.) ("Manufacturers USA"), a stock life insurance company organized under the laws of Pennsylvania and redomesticated under the laws of Michigan. Manufacturers USA is an indirect wholly owned subsidiary of Manulife Financial and is located at 200 Bloor Street in Toronto, Canada, M4W 1E5.

         Currently, the two insurance companies described above are the only shareholders of the Trust (excluding shares of certain portfolios of the Trust which are held by the Lifestyle Portfolios). Each shareholder holds Trust shares attributable to variable contracts in their separate accounts. The Trust may be used for other purposes in the future, such as funding annuity contracts issued by other insurance companies. Trust shares are not offered directly to, and may not be purchased directly by members of the public. The paragraph below lists the entities that are eligible to be shareholders of the Trust.

         Entities Eligible to Be Shareholders of the Trust. In order to reflect the conditions of Section 817(h) and other provisions of the Code and regulations thereunder, the By-laws of the Trust provide that shares of the Trust may be purchased only by the following eligible shareholders:

(a) separate accounts of Manulife New York, Manufacturers USA or of other insurance companies;

(b) Manulife New York and Manufacturers USA;

(c) MSS;

(d) any corporation related in a manner specified in Section 267(b) of the Code to Manulife New York, Manufacturers USA or MSS, and

(e) any trustee of a qualified pension or retirement plan.

As a matter of operating policy, shares of the Trust may be purchased only by the eligible shareholders of categories (a), (b) and (d).

         Voting of Shares by the Insurance Companies. Manulife New York and Manufacturers USA have the right to vote upon matters that may be voted upon at any Trust shareholders' meeting. These companies will vote all shares of the portfolios of the Trust issued to such companies in proportion to the timely voting instructions received from owners of the contracts participating in separate accounts of such insurance companies registered under the Investment Company Act of 1940. In addition, the Trust will vote all shares of the portfolios issued to Lifestyle Trusts in proportion to such instructions.

         Mixed Variable Annuity and Variable Life Funding. Shares of the Trust may be sold to both variable annuity separate accounts and variable life insurance separate accounts of affiliated insurance companies. The Trust currently does not foresee any disadvantages to the owners of variable annuity or variable life insurance contracts arising from the fact that the interests of those owners may differ. Nevertheless, the Trust's Board of Trustees will monitor events in order to identify any material irreconcilable conflicts which may possibly arise due to differences of tax treatment or other considerations and to determine what action, if any, should be taken in response thereto. Such an action could include the withdrawal of a separate account from participation in the Trust.

                              HISTORY OF THE TRUST

         Trust Name Change. Prior to October 1, 1997, the name of the Trust was NASL Series Trust.

         Merger of Manulife Series Fund, Inc. into the Trust. Effective December 31, 1996, Manulife Series Fund, Inc., a registered management investment company with nine portfolios, was merged into the Trust. The net assets of four of the portfolios of Manulife Series Fund, Inc. were transferred to comparable existing portfolios of the Trust, and the remaining five portfolios -- the Pacific Rim Emerging Markets, Real Estate Securities, Common Stock, Capital Growth and Equity Index Trusts were merged into newly created portfolios of the Trust.

         Prior Names of Portfolios. Some of the names of the portfolios have been changed at various times. The prior name of the portfolio and the date of the name change are set forth below.

Existing Name              Prior Name                         Date of Change
-------------              ----------                         --------------
Blue Chip Growth           Pasadena Growth                    October 1, 1996
Quantitative Equity        Common Stock                       December 31, 1996
Equity-Income              Value Equity                       December 31, 1996
Emerging Small Company     Emerging Growth                    November 2, 1998
Large Cap Growth           Aggressive Asset Allocation        May 1, 1999
Income & Value             Moderate Asset Allocation          May 1, 1999
Diversified Bond           Conservative Asset Allocation      May 1, 1999
Overseas                   International Growth & Income      May 1, 1999
Mid Cap Growth             Small/Mid Cap                      May 1, 1999
Aggressive Growth          Pilgrim Baxter Growth              May 1, 1999
Global Bond                Global Government Bond             May 1, 1999
Mid Cap Blend              Equity                             May 1, 1999
All Cap Growth             Mid Cap Growth                     May 1, 2000
Mid Cap Blend              Strategic Opportunities            April 30, 2001

         Organization of the Trust. The Trust was originally organized on August 3, 1984 as "NASL Series Fund, Inc." (the "FUND"), a Maryland corporation. Effective December 31, 1988, the Fund was reorganized as a Massachusetts business trust. Pursuant to such reorganization, the Trust assumed all the assets and liabilities of the Fund and carried on its business and operations with the same investment management arrangements as were in effect for the Fund at the time of the reorganization. The assets and liabilities of each of the Fund's separate portfolios were assumed by the corresponding portfolios of the Trust.

                            ORGANIZATION OF THE TRUST

         Classification. The Trust is a no-load, open-end management investment company registered with the SEC under the 1940 Act. Each of the portfolios, except the Health Sciences Trust, Global Bond Trust and the five Lifestyle Trusts, are diversified for purposes of the 1940 Act.

         Powers of the Trustees of the Trust. Under Massachusetts law and the Trust's Declaration of Trust and By-Laws, the management of the business and affairs of the Trust is the responsibility of its Trustees.

         The Declaration of Trust authorizes the Trustees of the Trust without shareholder approval to do the following:

         - Issue an unlimited number of full and fractional shares of beneficial interest having a par value of $.01 per share,

         - Divide such shares into an unlimited number of series of shares and to designate the relative rights and preferences thereof, and

         - Issue additional series of shares or separate classes of existing series of shares.

         Shares of the Trust. The shares of each portfolio, when issued and paid for, will be fully paid and non-assessable and will have no preemptive or conversion rights. Shares of each portfolio have equal rights with regard to redemptions, dividends, distributions and liquidations with respect to that portfolio. Holders of shares of any portfolio are entitled to redeem their shares as set forth under "Purchase and Redemption of Shares."

         Each issued and outstanding share is entitled to participate equally in dividends and distributions declared by the respective portfolio and upon liquidation in the net assets of such portfolio remaining after satisfaction of outstanding liabilities. For these purposes and for purposes of determining the sale and redemption prices of shares, any assets that are not clearly allocable to a particular portfolio will be allocated in the manner determined by the Trustees. Accrued liabilities which are not clearly allocable to one or more portfolios will also be allocated among the portfolios in the manner determined by the Trustees.

         Shareholder Voting. Shareholders of each portfolio of the Trust are entitled to one vote for each full share held (and fractional votes for fractional shares held) irrespective of the relative net asset values of the shares of the portfolio. All shares entitled to vote are voted by series. However, when voting for the election of Trustees and when otherwise permitted by the 1940 Act, shares are voted in the aggregate and not by series. Only shares of a particular portfolio are entitled to vote on matters determined by the Trustees to affect only the interests of that portfolio. Pursuant to the 1940 Act and the rules and regulations thereunder, certain matters approved by a vote of a majority of all the shareholders of the Trust may not be binding on a portfolio whose shareholders have not approved such matter. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until less than a majority of the Trustees holding office has been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Holders of not less than two-thirds of the outstanding shares of the Trust may remove a Trustee by a vote cast in person or by proxy at a meeting called for such purpose. Shares of the Trust do not have cumulative voting rights, which means that the holders of more than 50% of the Trust's shares voting for the election of Trustees can elect all of the Trustees if they so choose. In such event, the holders of the remaining shares would not be able to elect any Trustees.

         Shareholder Liability. Under Massachusetts law, shareholders of the Trust could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trustees or any officer of the Trust. The Declaration of Trust also provides for indemnification out of the property of a Trust portfolio for all losses and expenses of any shareholder held personally liable for the obligations of such portfolio. In addition, the Declaration of Trust provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon, but only out of the property of the affected portfolio. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a particular portfolio would be unable to meet its obligations.

                     ADDITIONAL INFORMATION CONCERNING TAXES

         The following discussion is a general and abbreviated summary of certain additional tax considerations affecting a portfolio and its shareholders. No attempt is made to present a detailed explanation of all Federal, state, local and foreign tax concerns, and the discussions set forth here and in the Prospectus do not constitute tax advice. Investors are urged to consult their own tax advisors with specific questions relating to Federal, state, local or foreign taxes.

         Since the portfolios' shareholders are the separate accounts of insurance companies, no discussion is included herein as to the U.S. Federal income tax consequences to the holder of a variable annuity or life insurance contract who allocates investments to a portfolio. For information concerning the U.S. Federal income tax consequences to such holders, see the prospectus for such contract. Holders of variable annuity or life insurance contracts should consult their tax advisors about the application of the provisions of the tax law described in this Statement of Additional Information in light of their particular tax situations.

         The Trust believes that each portfolio will qualify as a regulated investment company under Subchapter M of the Code. If any portfolio of the Trust does not qualify as a regulated investment company, it will be subject to U.S. Federal income tax on its net investment income and net capital gains. As a result of qualifying as a regulated investment company, each portfolio will not be subject to U.S. Federal income tax on its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of its net realized long-term capital gain over its net realized short-term capital loss), if any, that it distributes to its shareholders in each taxable year, provided that it distributes to its shareholders at least 90% of its net investment income for such taxable year.

         A portfolio will be subject to a non-deductible 4% excise tax to the extent that the portfolio does not distribute by the end of each calendar year
(a) at least 98% of its ordinary income for the calendar year; (b) at least 98% of its capital gain net income for the one-year period ending, as a general rule, on October 31 of each year; and (c) 100% of the undistributed ordinary income and capital gain net income from the preceding calendar years (if any) pursuant to the calculations in (a) and (b). For this purpose, any income or gain retained by a portfolio that is subject to corporate tax will be considered to have been distributed by year-end. To the extent possible, each portfolio intends to make sufficient distributions to avoid the application of both corporate income and excise taxes. Under current law, distributions of net investment income and net capital gain are not taxed to a life insurance company to the extent applied to increase the reserves for the company's variable annuity and life insurance contracts.

         To qualify as a regulated investment company, a portfolio must, among other things, derive its income from certain sources. Specifically, in each taxable year a portfolio must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies.

         To qualify as a regulated investment company, a portfolio must also satisfy certain requirements with respect to the diversification of its assets. A portfolio must have, at the close of each quarter of the taxable year, at least 50% of the value of its total assets represented by cash, cash items, United States Government securities, securities of other regulated investment companies, and other securities which, in respect of any one issuer, do not represent more than 5% of the value of the assets of the portfolio nor more than 10% of the voting securities of that issuer. In addition, at those times not more than 25% of the value of the portfolio's assets may be invested in securities (other than United States Government securities or the securities of other regulated investment companies) of any one issuer, or of two or more issuers which the portfolio controls and which are engaged in the same or similar trades or businesses or related trades or businesses.

         Because the Trust complies with the ownership restriction of Treas. Reg. Section 1.817-5(f) (no direct ownership by the public), each insurance company separate account will be treated as owning its proportionate share of the assets of any portfolio in which it invests, provided that the portfolio qualifies as a regulated investment company. Therefore, each portfolio intends to meet the additional diversification requirements that are applicable to insurance company separate accounts under Subchapter L of the Code. These requirements generally provide that no more than 55% of the value of the assets of a portfolio may be represented by any one investment; no more than 70% by any two investments; no more than 80% by any three investments; and no more than 90% by any four investments. For these purposes, all securities of the same issuer are treated as a single investment and each United States government agency or instrumentality is treated as a separate issuer.

         A portfolio may make investments that produce income that is not matched by a corresponding cash distribution to the portfolio, such as investments in pay-in-kind bonds or in obligations such as certain Brady Bonds and zero-coupon securities having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price), or market discount (i.e., an amount equal to the excess of the stated redemption price at maturity of the security (appropriately adjusted if it also has original issue discount) over its basis immediately after it was acquired) if the portfolio elects to accrue market discount on a current basis. In addition, income may continue to accrue for Federal income tax purposes with respect to a non-performing investment. Any such income would be treated as income earned by a portfolio and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to a portfolio, such portfolio may be required to borrow money or dispose of other securities to be able to make distributions to its investors. In addition, if an election is not made to currently accrue market discount with respect to a market discount bond, all or a portion of any deduction for any interest expense incurred to purchase or hold such bond may be deferred until such bond is sold or otherwise disposed.

         Certain of the portfolios may engage in hedging or derivatives transactions involving foreign currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on foreign currencies) and short sales (see "HEDGING AND OTHER STRATEGIC TRANSACTIONS"). Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by a portfolio (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income of a portfolio and defer recognition of certain of the portfolio's losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require a portfolio to "mark-to-market" certain types of positions in its portfolio (that is, treat them as if they were closed out) and
(2) may cause a portfolio to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirement and avoid the 4% excise tax. Each portfolio intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.

         Portfolios investing in foreign securities or currencies may be required to pay withholding or other taxes to foreign governments. Foreign tax withholding from dividends and interest, if any, is generally imposed at a rate between 10% and 35%. If a portfolio purchases shares in a "passive foreign investment company" (a "PFIC"), the portfolio may be subject to U.S. Federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the portfolio to its shareholders. Additional charges in the nature of interest may be imposed on the portfolio in respect of deferred taxes arising from such distributions or gains. If a portfolio were to invest in a PFIC and elected to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, the portfolio would be required to include in income each year a portion of the ordinary earnings and net capital gain of the qualified electing fund, even if not distributed to the portfolio. Alternatively, a portfolio can elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, the portfolio would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under either election, a portfolio might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirements and would be taken into account for purposes of the 4% excise tax.

         Additional Tax Considerations. If a portfolio failed to qualify as a regulated investment company, (i) owners of contracts based on the portfolio would be treated as owning shares of the portfolio (rather than their proportionate share of the assets of such portfolio) for purposes of the diversification requirements under Subchapter L of the Code, and as a result might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral, and (ii) the portfolio would incur regular corporate federal income tax on its taxable income for that year and be subject to certain distribution requirements upon requalification. In addition, if a portfolio failed to comply with the diversification requirements of the regulations under Subchapter L of the Code, owners of contracts based on the portfolio might be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral. Accordingly, compliance with the above rules is carefully monitored by the Adviser and the Subadvisers and it is intended that the portfolios will comply with these rules as they exist or as they may be modified from time to time. Compliance with the tax requirements described above may result in a reduction in the return under a portfolio, since, to comply with the above rules, the investments utilized (and the time at which such investments are entered into and closed out) may be different from what the Subadvisers might otherwise believe to be desirable.

         Other Information. For more information regarding the tax implications for the purchaser of a variable annuity or life insurance contract who allocates investments to a portfolio of the Trust, please refer to the prospectus for the contract.

         The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect. It is not intended to be a complete explanation or a substitute for consultation with individual tax advisors. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and Regulations are subject to change, possibly with retroactive effect.

                             REPORTS TO SHAREHOLDERS

         The financial statements of the Trust at December 31, 2001, are incorporated herein by reference from the Trust's most recent Annual Report and Semi Annual report to Shareholders filed with the SEC pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1.

                             INDEPENDENT ACCOUNTANTS

         The financial statements of the Trust at December 31, 2001, including the related financial highlights which appear in the Prospectus, have been audited by PricewaterhouseCoopers LLP, independent accountants, as indicated in their report with respect thereto, and are included herein in reliance upon said report given on the authority of said firm as experts in accounting and auditing. PricewaterhouseCoopers LLP has offices at 250 West Pratt Street, Suite 2100, Baltimore, MD 21201-2304.

                                    CUSTODIAN

         State Street Bank and Trust Company, ("State Street") 225 Franklin Street, Boston, Massachusetts 02110, currently acts as custodian and bookkeeping agent of all the Trust assets. State Street has selected various banks and trust companies in foreign countries to maintain custody of certain foreign securities. State Street is authorized to use the facilities of the Depository Trust Company, the Participants Trust Company and the book-entry system of the Federal Reserve Banks.

                                 CODE OF ETHICS

         The Trusts, the Adviser and each Subadviser have adopted Codes of Ethics that comply with Rule 17j-1 under the 1940 Act. Each Code permits personnel subject to the Code to invest in securities including securities that may be purchased or held by the Trust.

                                   APPENDIX I

DEBT SECURITY RATINGS

STANDARD & POOR'S RATINGS GROUP ("S&P")

Commercial Paper:

A-1 The rating A-1 is the highest rating assigned by S&P to commercial paper. This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

A-2 Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high for issuers designated "A-1."

Bonds:

AAA               Debt rated AAA has the highest rating assigned by S&P.
                  Capacity to pay interest and repay principal is extremely strong.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB-B-CCC
  -CC Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D Bonds rated D are in default. The D category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired. The D rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

         The ratings set forth above may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")

Commercial Paper:

P-1 The rating P-1 is the highest commercial paper rating assigned by Moody's. Issuers rated P-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. P-1 repayment capacity will normally be evidenced by the following characteristics: (1) leading market positions in established industries; (2) high rates of return on funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of alternate liquidity.

P-2 Issuers rated P-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Bonds:

Aaa Bonds which are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa by Moody's are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A by Moody's possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa by Moody's are considered as medium grade obligations, that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

B Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance and other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Moody's applies numerical modifiers "1," "2" and "3" to certain of its rating classifications. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

                                   APPENDIX II

STANDARD & POOR'S CORPORATION DISCLAIMERS

         The Equity Index Trust, 500 Index Trust and Mid Cap Index Trust (collectively, the "S&P Index Trusts") are not sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P"). S&P makes no representation or warranty, express or implied, to the shareholders of the S&P Index Trusts, or any member of the public regarding the advisability of investing in securities generally or in the S&P Index Trusts particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Trust is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Trust or the S&P Index Trusts. S&P has no obligation to take the needs of the Trust or the shareholders of the S&P Index Trusts into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of shares of the S&P Index Trusts or the timing of the issuance or sale of the shares of the S&P Index Trusts or in the determination or calculation of the equation by which shares of the S&P Index Trusts are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the S&P Index Trusts.

         S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the Trust, shareholders of the S&P Index Trusts, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

MANUFACTURERS INVESTMENT TRUST - INTERNET TECHNOLOGIES TRUST
MANUFACTURERS INVESTMENT TRUST - TELECOMMUNICATIONS TRUST
MANUFACTURERS INVESTMENT TRUST - SCIENCE & TECHNOLOGY TRUST
PRO FORMA COMBINING STATEMENTS OF ASSETS AND LIABILITIES - DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                                                                                                     SCIENCE &
                                                                                                                     TECHNOLOGY
                                                                                                                       TRUST
                                             INTERNET            TELE-            SCIENCE &                          PRO FORMA
                                           TECHNOLOGIES     COMMUNICATIONS       TECHNOLOGY        PRO FORMA          COMBINED
                                               TRUST             TRUST              TRUST         ADJUSTMENTS       (UNAUDITED)
                                         ----------------  ----------------  -----------------  --------------- --------------------
ASSETS

Investments in securities, at value
     (See accompanying portfolio of
          investments)                   $     34,979,787  $     15,309,392  $     391,710,250                    $    441,999,429
Repurchase agreements, at value                 1,288,000         1,505,000          1,969,000                           4,762,000
Cash                                                  141               268                466                                 875
Foreign currency                                        -             1,785                  -                               1,785
Receivables:
     Investments sold                                   -            47,428                  -                              47,428
     Fund shares sold                              19,678            12,612                  -                              32,290
     Dividends and interest                            22            15,163            110,781                             125,966
     Foreign tax withholding reclaims                   -             2,240                 69                               2,309
Other assets                                          292               116              5,053                               5,461
                                         ----------------  ----------------  -----------------                    ----------------
     TOTAL ASSETS                              36,287,920        16,894,004        393,795,619                         446,977,543
                                         ----------------  ----------------  -----------------                    ----------------

LIABILITIES
Payables:

     Investments purchased                         50,261            13,512          3,004,628                           3,068,401
     Fund shares redeemed                               -                 -          1,003,901                           1,003,901
     Dividend and interest
          withholding tax                               -             1,427              6,740                               8,167
     Other payables and accrued
          expenses                                  6,202             4,820             65,335      $101,967  A            178,324
     Collateral for securities lending          7,678,509         2,949,218         20,097,895                          30,725,622
                                         ----------------  ----------------  -----------------                    ----------------
     TOTAL LIABILITIES                          7,734,972         2,968,977         24,178,499                          34,984,415
                                         ----------------  ----------------  -----------------                    ----------------
NET ASSETS                               $     28,552,948  $     13,925,027  $     369,617,120                    $    411,993,128
                                         ================  ================  =================                    ================

Net assets consist of:
Undistributed net investment income
     (loss)                                             -         ($631)                 -         ($101,967) A          ($102,598)
Accumulated undistributed net
     realized loss on investments,
     options, foreign currency and
     forward foreign currency
     contracts:                              ($60,852,753)      (13,501,180)     ($972,959,680)                     (1,047,313,613)
Unrealized appreciation
     (depreciation) on:
     Investments                              (19,250,520)         (925,294)      (150,997,433)                       (171,173,247)
     Foreign currency and forward
          foreign currency contracts                    -               278                  9                                 287
Capital shares at par value of $.01               119,801            33,555            486,287       (97,467) B            542,176
Additional paid-in capital                    108,536,420        28,318,299      1,493,087,937        97,467  B      1,630,040,123
                                         ----------------  ----------------  -----------------  ------------      ----------------
NET ASSETS                               $     28,552,948  $     13,925,027  $     369,617,120                    $    411,993,128
                                         =================================== ==================                   ================
Investments in securities, including
     repurchase agreements, at
     identified cost                          $55,518,307       $17,739,686       $544,676,683                        $617,934,676
                                         ----------------  ----------------  -----------------                    ----------------
Investments in foreign currency, at
     identified cost                                    -            $1,822                  -                              $1,822
                                         ================  ================  =================                    ================

NET ASSET VALUES:

SERIES I SHARES:

Net Assets at value                      $     25,928,855  $     11,637,747  $     358,553,117  ($    98,014) C   $    396,021,705
                                         ================  ================  =================                    ================
Shares Outstanding                             10,877,851         2,803,496         47,171,340    (8,739,324) D         52,113,363
                                         ----------------  ----------------  -----------------  ------------      ----------------
Net asset value, offering and
     redemption price per share          $           2.38  $           4.15  $            7.60                    $           7.60
                                         ================  ================  =================                    ================

SERIES II SHARES:

Net Assets at value                      $      2,624,093  $      2,287,280  $      11,064,003  ($     3,953) C   $     15,971,423
                                         ================  ================  =================                    ================
Shares Outstanding                              1,102,278           551,981          1,457,312    (1,007,297) D          2,104,274
                                         ----------------  ----------------  -----------------  ------------      ----------------
Net asset value, offering and
     redemption price per share          $           2.38  $           4.14  $            7.59                    $           7.59
                                         ================  ================  =================                    ================

    The accompanying notes are an integral part of the financial statements.

MANUFACTURERS INVESTMENT TRUST - INTERNET TECHNOLOGIES TRUST
MANUFACTURERS INVESTMENT TRUST - TELECOMMUNICATIONS TRUST
MANUFACTURERS INVESTMENT TRUST - SCIENCE & TECHNOLOGY TRUST
PRO FORMA COMBINING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002 (UNAUDITED)

                                                                                                                    SCIENCE &
                                                                                                                   TECHNOLOGY
                                                INTERNET           TELE-           SCIENCE &                          TRUST
                                              TECHNOLOGIES    COMMUNICATIONS      TECHNOLOGY       PRO FORMA        PRO FORMA
                                                 TRUST             TRUST             TRUST        ADJUSTMENTS        COMBINED
                                            ---------------   ---------------   --------------   ------------    ---------------

Investment Income:
    Interest                                $        14,081   $        32,481   $      421,127                   $       467,689
    Dividends                                         2,130           124,553          905,727                         1,032,410
    Securities lending                               13,746            11,528          111,620                           136,894
    Less: Foreign taxes withheld                          -            (6,443)         (37,701)                          (44,144)
                                            ---------------   ---------------   --------------                   ---------------
    Total income                            $        29,957           162,119        1,400,773                         1,592,849
                                            ---------------   ---------------   --------------                   ---------------

Expenses:
   Investment adviser fee                           299,827           122,906        4,665,496     (13,161) E          5,075,068
   Distribution fee for Series I                     43,931            18,567          737,025                           799,523
   Distribution fee for Series II                     2,435             1,958            9,709                            14,102
   Custodian fee                                     32,631            47,479          140,850     (80,110) F            140,850
   Fund administration fees                           5,017             2,027           86,852                            93,896
   Printing and postage fees                          3,844             1,536           69,040                            74,420
   Audit and legal fees                               2,311               964           40,123      (2,237) F             41,161
   Registration and filing fees                         511               215            8,785                             9,511
   Trustees fees and expenses                           574               229            9,962                            10,765
   Miscellaneous                                        815               314           14,539                            15,668
                                            ---------------   ---------------   --------------    ------------   ---------------
   Expenses before reductions by
      investment adviser                            391,896           196,195        5,782,381     (95,508)           6,274,964
   Less reductions of expenses by
      investment adviser                                  -                 -          (95,138)                          (95,138)
                                            ---------------   ---------------   --------------                   ---------------
   Total expenses                                   391,896           196,195        5,687,243                         6,179,826
                                            ---------------   ---------------   --------------                   ---------------
Net investment income (loss)                       (361,939)          (34,076)      (4,286,470)                       (4,586,977)
                                            ---------------   ---------------   --------------                   ---------------

Realized and unrealized loss on
    investments, written options
    contracts, foreign currency and
    forward foreign currency contracts:
Net realized gain (loss) on:
    Investment transactions                     (17,217,770)      (10,521,457)    (220,505,159)                     (248,244,386)
    Written options contracts                             -            14,194                -                            14,194
    Foreign currency and forward foreign
      currency contracts                                  -            (4,519)         (72,462)                          (76,981)

Change in unrealized appreciation
    (depreciation) on:
    Investments                                   1,222,906         1,544,164      (59,515,606)                      (56,748,536)
    Written options contracts                             -              (112)               -                              (112)
    Translation of foreign currency and
       forward foreign currency contracts                 -               276                9                               285
                                            ---------------   ---------------   --------------                   ---------------
    Net loss on investments, written
       options contracts, foreign
       currency and forward foreign
       currency contracts                       (15,994,864)       (8,967,454)    (280,093,218)                     (305,055,536)
                                            ---------------   ---------------   --------------                   ---------------
Net decrease in net assets resulting
    from operations                         $   (16,356,803)  $    (9,001,530)  $ (284,379,688)                  $  (309,642,513)
                                            ===============   ===============   ==============                   ===============

    The accompanying notes are an integral part of the financial statements.

MANUFACTURERS INVESTMENT TRUST - INTERNET TECHNOLOGIES TRUST
MANUFACTURERS INVESTMENT TRUST - TELECOMMUNICATIONS TRUST
MANUFACTURERS INVESTMENT TRUST - SCIENCE & TECHNOLOGY TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO INVESTMENTS
DECEMBER 31, 2002
(SHOWING PERCENTAGE OF TOTAL VALUE OF PRO FORMA COMBINED INVESTMENTS)

  INTERNET    TELECOMMU-  SCIENCES &  PRO FORMA                                     INTERNET    TELECOMMU-  SCIENCE &    PRO FORMA
TECHNOLOGIES  NICATIONS   TECHNOLOGY  COMBINED                                    TECHNOLOGIES  NICATIONS  TECHNOLOGY     COMBINED
   TRUST        TRUST       TRUST     (UNAUDITED)  SECURITY DESCRIPTION              TRUST        TRUST       TRUST      (UNAUDITED)
   -----        -----       -----     -----------  --------------------              -----        -----       -----      ----------
             SHARES/PRINCIPAL AMOUNT                                                                      VALUE
             -----------------------                                                                      -----
                                                 COMMON STOCK - 88.75%
                                                 ADVERTISING - 0.51%
287,800                                287,800   DoubleClick, Inc.                 $1,628,948                            $ 1,628,948
 59,100                                 59,100   TMP Worldwide, Inc.                  668,421                                668,421
                                                                                   ----------                            -----------
                                                                                   $2,297,369                            $ 2,297,369
                                                 BANKING - 0.24%
 50,000                                 50,000   Digital Insight Corp.                434,500                                434,500
 66,900                                 66,900   Net.B@nk, Inc.                       647,592                                647,592
                                                                                   ----------                            -----------
                                                                                    1,082,092                              1,082,092
                                                 BIOTECHNOLOGY - 0.96%
                           35,500       35,500   Cephalon, Inc.                                              $1,727,714    1,727,714
                           30,000       30,000   Genentech, Inc.                                                994,800      994,800
                           57,200       57,200   MedImmune, Inc.                                              1,554,124    1,554,124
                                                                                                             ----------  -----------
                                                                                                              4,276,638    4,276,638
                                                 BROADCASTING - 1.91%
               10,110                   10,110   Clear Channel Communications,
                                                  Inc.                                         $   377,002                   377,002
               16,240                   16,240   EchoStar Communications Corp.,
                                                  Class A                                          361,502                   361,502
               19,230                   19,230   Fox Entertainment Group,
                                                  Inc., Class A                                    498,634                   498,634
               26,920                   26,920   Liberty Media Corp., Series A                     240,665                   240,665
               10,620      28,200       38,820   Univision Communications,
                                                  Inc., Class A                                    260,190      690,900      951,090
                8,960     140,000      148,960   Viacom, Inc., Class B                             365,210    5,706,400    6,071,610
                1,400                    1,400   Westwood One, Inc.                                 52,304                    52,304
                                                                                               -----------               -----------
                                                                                                 2,155,507    6,397,300    8,552,807
                                                 BUSINESS SERVICES - 11.30%
                          202,500      202,500   Accenture, Ltd., Class A                                     3,642,975    3,642,975
                          230,800      230,800   Cadence Design Systems,
                                                  Inc.                                                        2,721,132    2,721,132
                          175,000      175,000   Certegy, Inc.                                                4,296,250    4,296,250
                          600,000      600,000   Concord EFS, Inc.                                            9,444,000    9,444,000
 50,100                                 50,100   DiamondCluster International,
                                                  Inc., Class A                       157,314                                157,314
                           57,700       57,700   DST Systems, Inc.                                            2,051,235    2,051,235
                          381,600      381,600   First Data Corp.                                            13,512,456   13,512,456
                          209,200      209,200   Fiserv, Inc.                                                 7,102,340    7,102,340
 24,700                                 24,700   Getty Images, Inc.                   754,585                                754,585
                          150,100      150,100   Paychex, Inc.                                                4,187,790    4,187,790
                          105,000      105,000   SunGuard Data Systems, Inc.                                  2,473,800    2,473,800
  6,200                                  6,200   Websense, Inc.                       132,438                                132,438
                                                                                   ----------                ----------  -----------
                                                                                    1,044,337                49,431,978   50,476,315
                                                 CABLE AND TELEVISION - 3.07%
 22,100        15,660     701,500      739,260   AOL Time Warner,
                                                  Inc.                                289,510     205,146     9,189,650    9,684,306
                                                                                   ----------
               18,618                   18,618   Comcast Corp., Class A                           438,826                    438,826
                          145,000      145,000   Comcast Corp.-Special
                                                  Class A                                                     3,275,550    3,275,550
               10,770                   10,770   Cox Communications,                                         ----------
                                                  Inc., Class A                                   305,868                    305,868
                                                                                               -----------               -----------
                                                                                       289,510    949,840    12,465,200   13,704,550
                                                 CELLULAR COMMUNICATIONS - 1.45%
               81,810                   81,810   AT&T Wireless Services,
                                                  Inc.                                            462,227                    462,227
               41,790                   41,790   Nextel Communications,
                                                  Inc., Class A                                   482,674                    482,674
                7,470                    7,470   Nextel Partners,
                                                  Inc., Class A                                    45,343                     45,343
               13,910                   13,910   SK Telecom Company, Ltd., ADR                    296,979                    296,979
               15,380                   15,380   Sprint Corp. (PCS Group),
                                                  Series 1                                         67,364                     67,364
               32,930                   32,930   Telecom Italia Mobile SPA                        150,221                    150,221
               36,930     237,000      273,930   Vodafone Group PLC, ADR                          669,172     4,294,440    4,963,612
                                                                                               ----------    ----------   ----------
                                                                                                2,173,980     4,294,440    6,468,420

MANUFACTURERS INVESTMENT TRUST - INTERNET TECHNOLOGIES TRUST MANUFACTURERS INVESTMENT TRUST - TELECOMMUNICATIONS TRUST MANUFACTURERS INVESTMENT TRUST - SCIENCE & TECHNOLOGY TRUST PRO FORMA COMBINING SCHEDULE OF PORTFOLIO INVESTMENTS DECEMBER 31, 2002
(SHOWING PERCENTAGE OF TOTAL VALUE OF PRO FORMA INVESTMENTS)

  INTERNET    TELECOMMU-  SCIENCES &  PRO FORMA                                      INTERNET    TELECOMMU   SCIENCE &    PRO FORMA
TECHNOLOGIES  NICATIONS   TECHNOLOGY  COMBINED                                     TECHNOLOGIES  NICATIONS  TECHNOLOGY     COMBINED
  TRUST         TRUST       TRUST     (UNAUDITED)   SECURITY DESCRIPTION               TRUST       TRUST       TRUST     (UNAUDITED)
  -----         -----       -----     ----------    --------------------               -----       -----       -----      ---------
          SHARES/PRINCIPAL AMOUNT                                                                         VALUE
          -----------------------                                                                         -----
                                                    CHEMICALS - 0.24%
                             23,100      23,100    Cabot Microelectronics Corp.                             $1,090,320    $1,090,320
                                                                                                            ----------    ----------
                                                   COLLEGES &
                                                    UNIVERSITIES - 0.02%
  2,200                                   2,200    University of Phoenix Online       $  78,848                               78,848
                                                                                      ---------                           ----------
                                                   COMPUTERS & BUSINESS
                                                    EQUIPMENT - 14.88%
                23,770                   23,770    Broadband HOLDRs Trust                         $179,463                   179,463
  7,300                     582,400     589,700    Brocade Communications
                                                    Systems, Inc.                        30,222              2,411,136     2,441,358
108,800         43,430    1,962,000   2,114,230    Cisco Systems, Inc.                1,425,280    568,933  25,702,200    27,696,413
                                                                                                  --------
 21,200                     627,800     649,000    Dell Computer Corp.                  566,888             16,787,372    17,354,260
103,200                     490,000     593,200    EMC Corp.                            633,648              3,008,600     3,642,248
                            146,000     146,000    Intel Corp.                        ---------              2,273,220     2,273,220
                             81,000      81,000    International Business
                                                    Machines Corp.                                           6,277,500     6,277,500
                             59,000      59,000    Lexmark International Group,
                                                    Inc., Class A                                            3,569,500     3,569,500
                            193,900     193,900    Network Appliance, Inc.                                   1,939,000     1,939,000
                            104,100     104,100    Seagate Technology                                        1,116,993     1,116,993
                                                                                                            ----------    ----------
                                                                                      2,656,038    748,396  63,085,521    66,489,955
                                                   ELECTRICAL EQUIPMENT - 2.54%
                 8,020      513,000     521,020    Flextronics
                                                    International, Ltd.                             65,684   4,201,470     4,267,154
                                                                                                  --------
                             26,700      26,700    Samsung Electronics Company                               7,068,673     7,068,673
                                                                                                            ----------    ----------
                                                                                                    65,684  11,270,143    11,335,827
                                                   ELECTRONICS - 1.06%
                            184,000     184,000    Celestica, Inc.                                           2,594,400     2,594,400
                 7,570                    7,570    Foundry Networks, Inc.                           53,293                    53,293
                 3,600                    3,600    Samsung Electronics, Ltd.,
                                                    GDR                                            480,600                   480,600
                                                                                                  --------
                            355,000     355,000    Sanmina-SCI Corp.                                         1,593,950     1,593,950
                                                                                                            ----------    ----------
                                                                                                   533,893   4,188,350     4,722,243
                                                   FINANCIAL SERVICES - 0.27%
249,900                                 249,900    E TRADE Group, Inc.                1,214,514                            1,214,514
                                                                                      ---------                           ----------
                                                   INDUSTRIAL MACHINERY - 0.69%
                            167,300     167,300    Cognex Corp.                                              3,083,339     3,083,339
                                                                                                            ----------    ----------
                                                   INTERNET CONTENT - 1.38%
356,400                                 356,400    CNET Networks, Inc.                  965,844                              965,844
 41,500                                  41,500    InfoSpace, Inc.                      350,634                              350,634
 54,400                                  54,400    Multex.com, Inc.                     228,480                              228,480
 54,200                                  54,200    Overture Service, Inc.             1,480,202                            1,480,202
138,400                                 138,400    SportsLine.com, Inc.                 138,400                              138,400
110,850                      73,700     184,550    Yahoo!, Inc.                       1,812,397              1,204,995     3,017,392
                                                                                     ----------             ----------    ----------
                                                                                      4,975,957              1,204,995     6,180,952
                                                    INTERNET RETAIL - 0.65%
69,600                                   69,600    1-800-Flowers.com, Inc.              435,000                              435,000
12,400                                   12,400    Amazon.com, Inc.                     234,236                              234,236
18,400                                   18,400    eBay, Inc.                         1,247,888                            1,247,888
45,500                                   45,500    Ticketmaster, Class B                965,510                              965,510
                                                                                     ----------                           ----------
                                                                                      2,882,634                            2,882,634
                                                    INTERNET SERVICE
                                                     PROVIDER - 0.04%
27,700                                   27,700    TriZetto Group, Inc.                 170,078                              170,078
                                                                                     ----------                           ----------

MANUFACTURERS INVESTMENT TRUST - INTERNET TECHNOLOGIES TRUST
MANUFACTURERS INVESTMENT TRUST - TELECOMMUNICATIONS TRUST
MANUFACTURERS INVESTMENT TRUST - SCIENCE & TECHNOLOGY TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO INVESTMENTS
DECEMBER 31, 2002
(SHOWING PERCENTAGE OF TOTAL VALUE OF PRO FORMA COMBINED INVESTMENTS)

  INTERNET    TELECOMMU-  SCIENCES &   PRO FORMA                                  INTERNET     TELECOMMU-   SCIENCE &    PRO FORMA
TECHNOLOGIES  NICATIONS   TECHNOLOGY   COMBINED                                 TECHNOLOGIES   NICATIONS   TECHNOLOGY    COMBINED
   TRUST       TRUST        TRUST     (UNAUDITED)    SECURITY DESCRIPTION           TRUST        TRUST        TRUST     (UNAUDITED)
   -----       -----        -----      --------      --------------------       ------------   ----------  ----------   -----------
              SHARES/PRINCIPAL AMOUNT                                                                   VALUE
              -----------------------                                                                   -----
                                                  INTERNET SOFTWARE - 3.03%
  40,600                                40,600    Check Point Software
                                                   Technologies, Ltd.              $  526,582                           $   526,582
  11,800                                11,800    Digital River, Inc.                 141,010                               141,010
  52,500                    69,400     121,900    Internet Security Systems,
                                                   Inc.                               962,325              $ 1,272,102    2,234,427
                7,380                    7,380    Juniper Networks, Inc.                       $  50,184                     50,184
                           254,900     254,900    Networks Associates, Inc.                                  4,101,341    4,101,341
                8,950                    8,950    Symantec Corp.                                 362,564                    362,564
  85,000                                85,000    TIBCO Software, Inc.                525,300                               525,300
  92,900        2,800      522,300     618,000    VeriSign, Inc.                      745,058     22,456     4,188,846    4,956,360
                                                                                               ---------   -----------
   9,300                                 9,300    WebEx Communications, Inc.          139,500                               139,500
  62,900                                62,900    WebMethods, Inc.                    517,038                               517,038
                                                                                   ----------                           -----------
                                                                                    3,556,813    435,204     9,562,289   13,554,306
                                                  LEISURE TIME - 0.51%
  18,000                    81,900      99,900    USA Interactive                     412,560                1,877,148    2,289,708
                                                                                   ----------              -----------  -----------
                                                  PHARMACEUTICALS - 1.51%
                            85,000      85,000    Bristol-Myers Squibb Company                               1,967,750    1,967,750
                            17,500      17,500    Eli Lilly & Company                                        1,111,250    1,111,250
                            59,000      59,000    Pfizer, Inc.                                               1,803,630    1,803,630
                            43,000      43,000    Schering-Plough Corp.                                        954,600      954,600
                            24,000      24,000    Wyeth                                                        897,600      897,600
                                                                                                           -----------  -----------
                                                                                                             6,734,830    6,734,830
                                                  SEMICONDUCTORS - 15.71%
                8,800      582,000     590,800    Agere Systems, Inc., Class A                    12,672       838,080      850,752
                           360,000     360,000    Altera Corp.                                               4,438,800    4,438,800
                           405,000     405,000    Analog Devices, Inc.                                       9,667,350    9,667,350
                           496,600     496,600    Applied Materials, Inc.                                    6,470,698    6,470,698
  25,800                                25,800    Applied Micro Circuits Corp.         95,202                                95,202
                                                                                   ----------
                            62,000      62,000    ASML Holding NV                                              518,320      518,320
                            69,000      69,000    Intersil Corp., Class A                                      961,860      961,860
                           155,700     155,700    KLA-Tencor Corp.                                           5,507,109    5,507,109
                           139,000     139,000    Linear Technology Corp.                                    3,575,080    3,575,080
                            93,400      93,400    Marvell Technology Group,
                                                    Ltd.                                                     1,761,524    1,761,524
                           311,500     311,500    Maxim Integrated Products,
                                                    Inc.                                                    10,291,960   10,291,960
                           162,300     162,300    Microchip Technology, Inc.                                 3,968,235    3,968,235
                           116,200     116,200    Novellus Systems, Inc.                                     3,262,896    3,262,896
                           174,000     174,000    QLogic Corp.                                               6,004,740    6,004,740
                5,170                    5,170    Semiconductor HOLDRs Trust                     114,516                    114,516
                3,100                    3,100    Skyworks Solutions, Inc.                        26,722                     26,722
                                                                                               ---------
                           485,000     485,000    Taiwan Semiconductor
                                                  Manufacturing Company, Ltd., ADR                           3,419,250    3,419,250
                           348,000     348,000    Texas Instruments, Inc.                                    5,223,480    5,223,480
                           196,000     196,000    Xilinx, Inc.                                               4,037,600    4,037,600
                                                                                                           -----------  -----------
                                                                                       95,202    153,910    69,946,982   70,196,094
                                                  SOFTWARE - 21.58%
                           418,500     418,500    Adobe Systems, Inc.                                       10,379,219   10,379,219
                4,500                    4,500    BEA Systems, Inc.                               51,615                     51,615
                           167,400     167,400    Electronic Arts, Inc.                                      8,331,498    8,331,498
                           443,000     443,000    Informatica Corp.                                          2,551,680    2,551,680
   1,100                    63,300      64,400    Intuit, Inc.                         51,612                2,970,036    3,021,648
                           300,300     300,300    Mercury Interactive Corp.                                  8,903,895    8,903,895
  62,100                                62,100    Micromuse, Inc.                     237,222                               237,222
  22,800                   654,000     676,800    Microsoft Corp.                   1,178,760               33,811,800   34,990,560
 112,100                   295,000     407,100    Oracle Corp.                      1,210,680                3,186,000    4,396,680

MANUFACTURERS INVESTMENT TRUST - INTERNET TECHNOLOGIES TRUST
MANUFACTURERS INVESTMENT TRUST - TELECOMMUNICATIONS TRUST
MANUFACTURERS INVESTMENT TRUST - SCIENCE & TECHNOLOGY TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO INVESTMENTS
DECEMBER 31, 2002
(SHOWING PERCENTAGE OF TOTAL VALUE OF PRO FORMA COMBINED INVESTMENTS)

  INTERNET    TELECOMMU-  SCIENCES &   PRO FORMA                               INTERNET     TELECOMMU-    SCIENCE &   PRO FORMA
TECHNOLOGIES  NICATIONS   TECHNOLOGY   COMBINED                              TECHNOLOGIES   NICATIONS    TECHNOLOGY    COMBINED
   TRUST        TRUST       TRUST     (UNAUDITED) SECURITY DESCRIPTION          TRUST        TRUST         TRUST     (UNAUDITED)
   -----        -----       -----      --------   --------------------          -----        -----         -----       --------
               SHARES/PRINCIPAL AMOUNT                                                                  VALUE
               -----------------------                                                                  -----
                                                SOFTWARE - CONTINUED
                         119,300     119,300    PeopleSoft, Inc.                                         $  2,183,190  $  2,183,190
28,200                                28,200    Precise Software
                                                 Solutions, Ltd.              $   465,582                                   465,582
                          24,000      24,000    SAP AG                                                      1,900,747     1,900,747
                         792,100     792,100    Siebel Systems, Inc.                                        5,924,908     5,924,908
               10,500                 10,500    Software HOLDRs Trust                       $   283,395                     283,395
                                                                                            -----------
                          46,100      46,100    Synopsys, Inc.                                              2,127,515     2,127,515
17,150                   666,000     683,150    VERITAS Software Corp.            267,883                  10,402,920    10,670,803
                                                                              -----------                ------------  ------------
                                                                                3,411,739       335,010    92,673,408    96,420,157
                                                TELECOMMUNICATIONS EQUIPMENT
                                                 & SERVICES - 4.04%
               39,840                 39,840    ADC Telecommunications, Inc.                     83,266                      83,266
                2,360                  2,360    ADTRAN, Inc.                                     77,644                      77,644
               16,280                 16,280    Alcatel Alsthom, ADR                             72,283                      72,283
                9,100                  9,100    Amdocs, Ltd.                                     89,362                      89,362
               11,860                 11,860    BCE, Inc.                                       213,971                     213,971
               11,630    404,700     416,330    CIENA Corp.                                      59,778     2,080,158     2,139,936
                8,810                  8,810    Comverse Technology, Inc.                        88,276                      88,276
 3,100                                 3,100    Finisar Corp.                       2,945                                     2,945
                         637,000     637,000    JDS Uniphase Corp.                                          1,573,390     1,573,390
               12,010     69,300      81,310    KT Corp., ADR                                   258,816     1,493,415     1,752,231
               30,250    255,400     285,650    Nokia Corp., ADR                                468,875     3,958,700     4,427,575
               16,000                 16,000    Nortel Networks Corp.                            25,760                      25,760
               41,460                 41,460    Portugal Telecom SGPS
                                                  SA, ADR                                       283,172                     283,172
 9,500         14,370    174,000     197,870    QUALCOMM, Inc.                    345,705       522,924     6,331,860     7,200,489
                                                                              -----------   -----------  ------------  ------------
                                                                                  348,650     2,244,127    15,437,523    18,030,300

                                                TELEPHONE - 0.56%
                7,060                  7,060    Alltel Corp.                                    360,060                     360,060
                9,744                  9,744    AT&T Corp.                                      254,416                     254,416
               11,440                 11,440    BellSouth Corp.                                 295,953                     295,953
                9,860                  9,860    CenturyTel, Inc.                                289,687                     289,687
               36,680                 36,680    Qwest Communications
                                                 International, Inc.                            183,400                     183,400
               11,830                 11,830    SBC Communications, Inc.                        320,711                     320,711
               11,360                 11,360    Sprint Corp. (FON Group)                        164,493                     164,493
                6,580                  6,580    Telefonos de Mexico SA,
                                                 ADR, Class L                                   210,428                     210,428
               11,180                 11,180    Verizon Communications, Inc.                    433,225                     433,225
                                                                                            -----------                 -----------
                                                                                              2,512,373                   2,512,373
                                                TRAVEL SERVICES - 0.60%
22,600                                22,600    Expedia, Inc., Class A          1,512,623                                 1,512,623
21,200                                21,200    Hotels.com, Class A             1,158,156                                 1,158,156
                                                                              -----------                               -----------
                                                                                2,670,779                                 2,670,779
                                                TOTAL COMMON STOCK            $27,187,120   $12,307,924  $357,020,404  $396,515,448
                                                (Cost: $567,752,548)
                                                WARRANTS - 0.03%
                                                TRAVEL SERVICES - 0.03%
 3,187                                 3,187    Expedia, Inc.,
                                                (Expiration date 02/04/2009;
                                                 strike                       $   114,158                              $    114,158
                                                                              -----------   -----------  ------------  ------------
                                                (TOTAL WARRANTS)                                                       $    114,158
                                                                                                                       ------------
                                                (Cost: $50,258)

MANUFACTURERS INVESTMENT TRUST - INTERNET TECHNOLOGIES TRUST
MANUFACTURERS INVESTMENT TRUST - TELECOMMUNICATIONS TRUST
MANUFACTURERS INVESTMENT TRUST - SCIENCE & TECHNOLOGY TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO INVESTMENTS
DECEMBER 31, 2002
(SHOWING PERCENTAGE OF TOTAL VALUE OF PRO FORMA COMBINED INVESTMENTS)

  INTERNET    TELECOMMU-  SCIENCES &   PRO FORMA                                 INTERNET     TELECOMMU-    SCIENCE &   PRO FORMA
TECHNOLOGIES  NICATIONS   TECHNOLOGY   COMBINED                                TECHNOLOGIES   NICATIONS    TECHNOLOGY    COMBINED
   TRUST         TRUST      TRUST     (UNAUDITED)     SECURITY DESCRIPTION        TRUST         TRUST        TRUST      (UNAUDITED)
   -----         -----      -----       ---------   ------------------------      -----         -----        -----        --------
              SHARES/PRINCIPAL AMOUNT                                                                  VALUE
              -----------------------                                                                  -----
                                                    CORPORATE BONDS - 0.01%
                                                    TELECOMMUNICATIONS
                  55,000                    55,000  EQUIPMENT & SERVICES
                                                    - 0.01%                                  $    52,250                $     52,250
                                                                                             -----------                ------------
                                                    US West Communications,
                                                    Inc.,  7.20% due
                                                    11/01/2004
                                                    TOTAL CORPORATE BONDS                                               $     52,250
                                                                                                                        ------------
                                                    (Cost: $52,297)
                                                    SHORT TERM
                                                    INVESTMENTS - 10.14%
 $7,678,509   $2,949,218  $20,097,895  $30,725,622  Navigator Securities
 ----------   ----------                            Lending Trust, 1.43%        $ 7,678,509  $ 2,949,218  $ 20,097,895  $ 30,725,622
                                                                                -----------  -----------
                           14,591,951  $14,591,951  T. Rowe Price Reserve
                          -----------  -----------  Investment Fund, 1.54%                                $ 14,591,951  $ 14,591,951
                                                                                                          ------------  ------------
 $7,678,509   $2,949,218  $34,689,846  $45,317,573                              $ 7,678,509  $ 2,949,218  $ 34,689,846  $ 45,317,573
                                                    REPURCHASE
                                                    AGREEMENTS - 1.07%
                                                    Repurchase Agreement
                                                    with State Street
                                                    Corp., dated 12/31/2002
                                                    at 0.600% to be
                                                    repurchased $1,969,066
                                                    on 01/02/2003,
                                                    collateralized by
                                                    $1,285,000 U.S.
                                                    Treasury Bonds, 9.875%
                                                    due 11/15/2015 (valued
                                                    at $2,009,419,
                          $ 1,969,000  $ 1,969,000  including interest).                                  $  1,969,000  $  1,969,000
                                                    Repurchase Agreement
                                                    with State Street
                                                    Corp., dated 12/31/2002
                                                    at 0.60%, to be
                                                    repurchased at
                                                    $1,288,043 on
                                                    01/02/2003,
                                                    collateralized by
                                                    $865,000 U.S. Treasury
                                                    Bonds, 8.75% due
                                                    08/15/2020 (valued
                                                    at $1,314,259,
 $1,288,000                            $ 1,288,000  including interest)         $ 1,288,000                             $  1,288,000
                                                    Repurchase Agreement
                                                    with State Street
                                                    Corp., dated 12/31/2002
                                                    at 1.00%, to be
                                                    repurchased at
                                                    $1,505,084
                                                    on 01/02/2003,
                                                    collateralized by
                                                    $1,390,000 U.S.
                                                    Treasury Notes, 4.88%
                                                    due 02/15/2012 (valued
                                                    at $1,537,688,
              $1,505,000               $ 1,505,000  including interest)                      $ 1,505,000                $  1,505,000
                                                    TOTAL REPURCHASE
                                                    AGREEMENTS                  $ 1,288,000  $ 1,505,000  $  1,969,000  $  4,762,000
                                                                                -----------  -----------  ------------  ------------
                                                    TOTAL INVESTMENTS           $36,267,787  $16,814,392  $393,679,250  $446,761,429
                                                    (Cost: $617,934,676)        ===========  ===========  ============  ============

As of December 31, 2002, all of the securities held by the Internet Technologies Trust and the Telecommunications Trust would comply with the compliance and/or investment restrictions of the Science & Technology Trust.

MANUFACTURERS INVESTMENT TRUST
NOTES TO PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

1. BASIS OF COMBINATION. The Pro Forma Combining Schedule of Portfolio Investments, the Statement of Assets and Liabilities and the Statement of Operations reflect the accounts of the Manufacturers Investment Trust Internet Technologies ("Internet Technologies"), Telecommunications
("Telecommunications") and Science & Technology ("Science & Technology") Trusts, three of sixty seven investment Portfolios offered by the Manufacturers Investment Trust (the "Trust") for the year ended December 31, 2002. These statements have been derived from the books and records of each Portfolio utilized in calculating daily net asset value at December 31, 2002.

The Pro Forma statements reflect the proposed transfer of the assets and liabilities of Internet Technologies and Telecommunications in exchange for shares of Science & Technology. Under generally accepted accounting principles in the United States of America ("GAAP"), Science & Technology will be the surviving entity for accounting purposes. The Pro Forma financial statements have been adjusted to reflect the anticipated fee arrangements for the surviving entity and do not reflect the expenses of either Portfolio in carrying out its obligations under the Agreement and Plan of Reorganization.

The Pro Forma Combining Schedule of Portfolio Investments, Statement of Assets and Liabilities and Statement of Operations should be read in conjunction with the historical financial statements of Internet Technologies, Telecommunications and Science & Technology incorporated by reference in the Statement of Additional Information.

Shares of the Portfolios are presently offered only to: Separate Accounts A, H, I, L, M, N and in the case of certain Portfolios, to unregistered separate accounts issued by The Manufacturers Life Insurance Company (U.S.A.) ("Manulife USA") and to Separate Accounts A and B and in the case of certain Portfolios, to unregistered separate accounts issued by The Manufacturers Life Insurance Company of New York ("Manulife New York"). Manulife USA and Manulife New York are indirect wholly owned subsidiaries of The Manufacturers Life Insurance Company ("Manulife"), which in turn is a wholly owned subsidiary of Manulife Financial Corporation, a publicly traded company. Manulife Financial Corporation and its subsidiaries are known collectively as "Manulife Financial". Manulife New York is a wholly owned subsidiary of Manulife USA.

Manufacturers Securities Services, LLC ("MSS"), a Delaware limited liability company controlled by Manulife USA, serves as investment adviser for the Trust and Manulife Financial Securities, LLC ("MFS") a Delaware limited liability company controlled by Manulife USA, serves as principal underwriter of the variable contracts issued by Manulife USA and Manulife New York.

Pro Forma Adjustments:

(A) Adjustment to reflect estimated one-time proxy, legal and other expenses of the reorganization. These estimated expenses are $5,693, $2,456 and $93,818 in Internet Technologies, Telecommunications and Science & Technology, respectively.

(B) Adjustment to reflect amount allocated to capital shares ($0.01 par value) for shares redeemed in reorganization.

(C) Adjustment to reflect the reduction in net assets due to the estimated expense of the reorganization.

(D) Adjustment to reflect reduction in outstanding shares relative to Net Asset Value upon reorganization.

(E) Adjustment to reflect the estimated reduction in advisory fees upon reorganization based on the Acquiring Portfolio's advisory fee.

(F) Adjustment to reflect the estimated reduction in expense upon reorganization.

MANUFACTURERS INVESTMENT TRUST - MID CAP GROWTH TRUST
MANUFACTURERS INVESTMENT TRUST - MID CAP OPPORTUNITIES TRUST
MANUFACTURERS INVESTMENT TRUST - DYNAMIC GROWTH TRUST
PRO FORMA COMBINING STATEMENTS OF ASSETS AND LIABILITIES - DECEMBER 31, 2002


                                                                                                                      DYNAMIC GROWTH
                                                                                                                          TRUST
                                                     MID CAP           MID CAP            DYNAMIC                        PRO FORMA
                                                     GROWTH         OPPORTUNITIES         GROWTH       PRO FORMA         COMBINED
                                                      TRUST             TRUST              TRUST      ADJUSTMENTS       (UNAUDITED)
                                                   -----------       -----------        -----------   -----------      ------------
ASSETS
Investments in securities, at value
     (See accompanying portfolio of investments)   $39,051,909       $22,301,542        $69,186,031                    $130,539,482
Repurchase agreements, at value                      3,226,000         1,378,000          5,037,000                       9,641,000
Cash                                                       369               255                273                             897
Receivables:
     Investments sold                                   41,567             8,766                  -                          50,333
     Fund shares sold                                        -            40,981             10,488                          51,469
     Dividends and interest                             16,501             6,281             27,861                          50,643
Other assets                                               348               298              1,023                           1,669
                                                   -----------       -----------        -----------                    ------------
     TOTAL ASSETS                                   42,336,694        23,736,123         74,262,676                     140,335,493
                                                   -----------       -----------        -----------                    ------------

LIABILITIES
Payables:
     Investments purchased                              62,927             5,423                  -                          68,350
     Fund shares redeemed                               22,513                 -                  -                          22,513
     Dividend and interest withholding tax                   -                11                  -                              11
     Other payables and accrued expenses                11,038            13,227             18,071     $35,033  A           77,369
     Collateral for securities lending               1,495,926         1,421,077          6,257,128                       9,174,131
                                                   -----------       -----------        -----------                    ------------
     TOTAL LIABILITIES                               1,592,404         1,439,738          6,275,199                       9,342,374
                                                   -----------       -----------        -----------                    ------------
NET ASSETS                                         $40,744,290       $22,296,385        $67,987,477                    $130,993,119
                                                   ===========       ===========        ===========                    ============

Net assets consist of:
Undistributed net investment loss                            -                 -                  -    ($35,033) A         ($35,033)
Accumulated undistributed net realized loss on
     investments                                  ($14,759,684)     ($11,672,354)     ($164,256,561)                  ($190,688,599)
Unrealized depreciation on:
     Investments                                    (2,126,905)       (2,085,347)          (882,761)                     (5,095,013)
Capital shares at par value of $.01                     55,893            30,176            199,644      98,875  B          384,588
Additional paid-in capital                          57,574,986        36,023,910        232,927,155     (98,875) B      325,427,176
                                                   -----------       -----------        -----------   ---------        ------------
NET ASSETS                                         $40,744,290       $22,296,385        $67,987,477                     130,993,119
                                                   ===========       ===========        ===========                    ============
Investments in securities, including repurchase
     agreements, at identified cost                $44,404,814       $25,764,889        $75,105,792                    $145,275,495
                                                   -----------       -----------        -----------                    ------------

NET ASSET VALUES:
SERIES I SHARES:
Net Assets at value                                $32,380,526       $17,411,617        $63,745,216    ($30,356) C     $113,507,003
                                                   ===========       ===========        ===========                    ============
Shares Outstanding                                   4,441,004         2,355,818         18,715,329   7,801,776  D       33,313,927
                                                   -----------       -----------        -----------   ---------        ------------
Net asset value, offering and redemption price
     per share                                           $7.29             $7.39              $3.41                           $3.41
                                                   ===========       ===========        ===========                    ============

SERIES II SHARES:
Net Assets at value                                 $8,363,764        $4,884,768         $4,242,261     ($4,677) C      $17,486,116
                                                   ===========       ===========        ===========                    ============
Shares Outstanding                                   1,148,272           661,803          1,249,106   2,085,689  D        5,144,870
                                                   -----------       -----------        -----------   ---------        ------------
Net asset value, offering and redemption price
     per share                                           $7.28             $7.38              $3.40                           $3.40
                                                   ===========       ===========        ===========                    ============


    The accompanying notes are an integral part of the financial statements.

MANUFACTURERS INVESTMENT TRUST - MID CAP GROWTH TRUST
MANUFACTURERS INVESTMENT TRUST - MID CAP OPPORTUNITIES TRUST
MANUFACTURERS INVESTMENT TRUST - DYNAMIC GROWTH TRUST
PRO FORMA COMBINING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002 (UNAUDITED)

                                                                                                                         DYNAMIC
                                                                                                                         GROWTH
                                                          MID CAP          MID CAP          DYNAMIC                       TRUST
                                                          GROWTH        OPPORTUNITIES       GROWTH       PRO FORMA      PRO FORMA
                                                           TRUST            TRUST           TRUST       ADJUSTMENTS     COMBINED
                                                       ------------     -------------   -------------   -----------   -------------
Investment Income:
   Interest                                            $     41,713    $     29,212     $    302,970                  $    373,895
   Dividends                                                111,796         128,364          269,330                       509,490
   Securities lending                                        18,420          17,823           40,196                        76,439
   Less: Foreign taxes withheld                                (598)           (190)               -                          (788)
                                                       -------------   ------------     ------------                  ------------
   Total income                                             171,331         175,209          612,496                       959,036
                                                       -------------   ------------     ------------                  ------------

Expenses:
   Investment adviser fee                                   331,945         288,400          948,024                     1,568,369
   Distribution fee for Series I                             54,655          48,009          164,095                       266,759
   Distribution fee for Series II                             9,157           6,734            7,474                        23,365
   Custodian fee                                             86,392         128,778           69,150    (215,170) E         69,150
   Fund administration fees                                   4,936           3,322           14,640                        22,898
   Printing and postage fees                                  3,507           1,717            9,489                        14,713
   Audit and legal fees                                       2,494           1,787            7,205      (1,370) E         10,116
   Registration and filing fees                                 627             546            1,896                         3,069
   Trustees fees and expenses                                   641             533            1,896                         3,070
   Miscellaneous                                                953           1,018            7,568                         9,539
                                                       ------------    ------------     ------------    -----------   ------------
   Total expenses                                           495,307         480,844        1,231,437    (216,540)        1,991,048
                                                       ------------    ------------     ------------                  ------------
Net investment loss                                        (323,976)       (305,635)        (618,941)                   (1,032,012)
                                                       ------------    ------------     ------------                  ------------
Realized and unrealized loss on investments,
   foreign currency and forward foreign currency
   contracts:
Net realized gain (loss) on:
   Investment transactions                              (12,867,842)     (8,335,005)     (46,090,275)                  (67,293,122)
   Foreign currency and forward foreign currency
   contracts                                                    405              16                -                           421
Change in unrealized appreciation (depreciation) on:
   Investments                                           (1,436,386)     (3,146,429)       8,004,166                     3,421,351
   Translation of foreign currency and forward
   foreign currency contracts                                     2               -                -                             2
                                                       ------------    ------------     ------------                  ------------
   Net loss on investments, foreign currency and
   forward foreign currency contracts                   (14,303,821)    (11,481,418)     (38,086,109)                  (63,871,348)
                                                       ------------    ------------     ------------                  ------------

Net decrease in net assets resulting from operations  ($ 14,627,797)  ($ 11,787,053)   ($ 38,705,050)                ($ 64,903,360)
                                                       ============    ============     ============                  ============

    The accompanying notes are an integral part of the financial statements.

MANUFACTURERS INVESTMENT TRUST - MID CAP GROWTH TRUST
MANUFACTURERS INVESTMENT TRUST - MID CAP OPPORTUNITIES TRUST
MANUFACTURERS INVESTMENT TRUST - DYNAMIC GROWTH TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO INVESTMENTS
DECEMBER 31, 2002
(SHOWING PERCENTAGE OF TOTAL VALUE OF PRO FORMA COMBINED INVESTMENTS)

MID CAP      MID CAP    DYNAMIC  PRO FORMA                                      MID CAP       MID CAP        DYNAMIC    PRO FORMA
GROWTH   OPPORTUNITIES  GROWTH   COMBINED                                       GROWTH     OPPORTUNITIES     GROWTH      COMBINED
TRUST        TRUST      TRUST    (UNAUDITED)   SECURITY DESCRIPTION              TRUST         TRUST          TRUST     (UNAUDITED)
-----        -----      -----    --------      --------------------              -----         -----          -----      --------
         SHARES/PRINCIPAL AMOUNT                                                                      VALUE
         -----------------------                                                                      -----
                                             COMMON STOCK - 86.54%

                                             ADVERTISING - 0.90%
17,100        6,200                23,300    Lamar Advertising Company,
                                              Class A                         $   575,415   $ 208,630                  $   784,045
                                                                                            ---------
 5,800                              5,800    Omnicom Group, Inc.                  374,680                                  374,680
13,500                             13,500    WPP Group PLC                        103,101                                  103,101
                                                                              -----------                              -----------
                                                                                1,053,196                                1,261,826
                                             AEROSPACE - 0.83%
                174                   174    Northrop Grumman Corp.                            16,878                       16,878
                                                                                            ---------
                         49,500    49,500    Rockwell Collins, Inc.                                       $ 1,151,370    1,151,370
                                                                                                           ----------  -----------
                                                                                                                         1,168,248

                                             AIR TRAVEL - 1.66%
              9,200     158,400   167,600    Southwest Airlines Company                       127,880       2,201,760    2,329,640
                                                                                            ---------      ----------  -----------
                                             APPAREL & TEXTILES - 1.14%
              3,170                 3,170    Cintas Corp.                                     145,027                      145,027
                600                   600    Columbia Sportswear Company                       26,652                       26,652
                640                   640    Jones Apparel Group, Inc.                         22,682                       22,682
                                                                                            ---------
                         24,700    24,700    Mohawk Industries, Inc.                                        1,406,665    1,406,665
                                                                                                           ----------  -----------
                                                                                              194,361                    1,601,026

                                             AUTO PARTS - 0.34%
              3,100                 3,100    Advance Auto Parts, Inc.                         151,590                      151,590
              2,275                 2,275    AutoZone, Inc.                                   160,729                      160,729
1,900                               1,900    Eaton Corp.                          148,409                                  148,409
                                                                              -----------
                500                   500    Lear Corp.                                        16,640                       16,640
                                                                                            ---------                    ---------
                                                                                              328,959                      477,368

                                             AUTO SERVICES - 1.09%
                        129,400   129,400    Copart, Inc.                                                   1,532,096    1,532,096
                                                                                                           ----------  -----------
                                             BANKING - 3.23%
9,200                               9,200    Banknorth Group, Inc.                207,920                                  207,920
              1,600                 1,600    Commerce Bancorp, Inc.                            69,104                       69,104
              1,400                 1,400    Greenpoint Financial Corp.                        63,252                       63,252
              4,922      42,100    47,022    Investors Financial Services
                                              Corp.                                           134,814       1,153,119    1,287,933
2,600           392                 2,992    M&T Bank Corp.                       206,310      31,105                      237,415
6,200                               6,200    National Commerce Financial
                                              Corp.                               147,870                                  147,870
              2,500      49,300    51,800    North Fork BanCorp, Inc.                          84,350       1,663,382    1,747,732
                                                                                                           ----------
7,900         2,500                10,400    Northern Trust Corp.                 276,895      87,625                      364,520
              1,600                 1,600    Southtrust Corp.                                  39,760                       39,760
5,400         2,266                 7,666    TCF Financial Corp.                  235,926      99,001                      334,927
                                                                              -----------
                770                   770    Zions BanCorp                                     30,299                       30,299
                                                                                              -------                  -----------
                                                                                1,074,921     639,310       2,816,501    4,530,732
                                             BIOTECHNOLOGY - 5.20%
              1,200                 1,200    Affymetrix, Inc.                                  27,468                       27,468
                770                   770    Applera Corp. - Applied
                                              Biosystems Group                                 13,506                       13,506
                         43,100    43,100    Biogen, Inc.                                                   1,726,586    1,726,586
2,800                               2,800    Biotech Holders Trust                236,768                                  236,768
                                                                               ----------
              4,260      23,600    27,860    Cephalon, Inc.                                   207,326       1,148,565    1,355,891
                800                   800    Charles River Laboratories
                                              International, Inc.                              30,784                       30,784
                420                   420    Chiron Corp.                                      15,792                       15,792
              7,500      58,800    66,300    Genzyme Corp.                                    221,775       1,738,716    1,960,491
              6,700      40,600    47,300    IDEC Pharmaceuticals Corp.                       222,239       1,346,702    1,568,941
                                                                                                          -----------
              1,300                 1,300    Intermune, Inc.                                   33,163                       33,163

MANUFACTURERS INVESTMENT TRUST - MID CAP GROWTH TRUST
MANUFACTURERS INVESTMENT TRUST - MID CAP OPPORTUNITIES TRUST
MANUFACTURERS INVESTMENT TRUST - DYNAMIC GROWTH TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO INVESTMENTS
DECEMBER 31, 2002
(SHOWING PERCENTAGE OF TOTAL VALUE OF PRO FORMA COMBINED    INVESTMENTS)

MID CAP     MID CAP     DYNAMIC  PRO FORMA                                    MID CAP        MID CAP     DYNAMIC       PRO FORMA
GROWTH   OPPORTUNITIES  GROWTH   COMBINED                                     GROWTH      OPPORTUNITIES  GROWTH        COMBINED
TRUST        TRUST      TRUST    (UNAUDITED)  SECURITY DESCRIPTION             TRUST          TRUST       TRUST        (UNAUDITED)
-----        -----      -----    ----------   --------------------             -----          -----       -----        ----------
         SHARES/PRINCIPAL AMOUNT                                                                     VALUE
         -----------------------                                                                     -----
                                            BIOTECHNOLOGY - CONTINUED
               801                   801    Invitrogen Corp.                                $  25,063                 $    25,063
            10,200                10,200    MedImmune, Inc.                                   277,134                     277,134
               270                   270    Trimeris, Inc.                                     11,634                      11,634
                                                                                            ---------                  ----------
                                                                                            1,085,884      5,960,569    7,283,221
                                            BROADCASTING - 1.45%
12,100                            12,100    Cox Radio, Inc., Class A          $  276,001                                  276,001
18,700       4,600                23,300    EchoStar Communications Corp.,
                                             Class A                             416,262      102,396                     518,658
 8,900         320                 9,220    Entercom Communications Corp.        417,588       15,014                     432,602
             1,400                 1,400    Radio One, Inc., Class D                           20,202                      20,202
13,300         810                14,110    Univision Communications, Inc.,
                                             Class A                             325,850       19,845                     345,695
10,500       1,400                11,900    Westwood One, Inc.                   392,280       52,304                     444,584
                                                                              ----------     --------                  ----------
                                                                               1,827,981      209,761                   2,037,742
                                            BUILDING MATERIALS &
                                             CONSTRUCTION - 1.09%
                        43,100    43,100    Jacobs Engineering Group,
                                             Inc.                                                        $ 1,534,360    1,534,360
                                                                                                         -----------   ----------

                                            BUSINESS SERVICES - 7.82%
                        73,000    73,000    ABM Industries, Inc.                                           1,131,500    1,131,500
 8,900       8,000      40,800    57,700    Affiliated Computer Services,
                                             Inc., Class A                       468,585      421,200      2,148,120    3,037,905
18,700       7,900                26,600    BISYS Group, Inc.                    297,330      125,610                     422,940
 5,300       3,400                 8,700    ChoicePoint, Inc.                    209,297      134,266                     343,563
             9,700                 9,700    Concord EFS, Inc.                                 152,678                     152,678
             1,900                 1,900    Convergys Corp.                                    28,785                      28,785
             3,200                 3,200    DST Systems, Inc.                                 113,760                     113,760
 8,000       7,100                15,100    Fiserv, Inc.                         271,600      241,045                     512,645
 1,600                  42,500    44,100    Hewitt Associates, Inc.               50,704                   1,346,825    1,397,529
 3,500                             3,500    ITT Industries, Inc.                 212,415                                  212,415
 9,500                             9,500    Manpower, Inc.                       303,050                                  303,050
14,800                            14,800    Paychex, Inc.                        412,920                                  412,920
 6,600                             6,600    Quest Software, Inc.                  68,046                                   68,046
                        66,300    66,300    Reynolds & Reynolds Company,
                                             Class A                                                       1,688,661    1,688,661
                                                                                                         -----------
21,200                            21,200    Robert Half International,
                                             Inc.                                341,532                                  341,532
             7,503                 7,503    SEI Investment Company                            203,932                     203,932
14,100      10,690                24,790    SunGuard Data Systems, Inc.          332,196      251,856                     584,052
                                                                              ----------    ---------                  ----------
                                                                               2,967,675    1,673,132      6,315,106   10,955,913
                                            CABLE AND TELEVISION - 0.27%
13,200                            13,200    Cox Communications, Inc.,
                                             Class A                             374,880                                  374,880
                                                                              ----------                               ----------

                                            CELLULAR COMMUNICATIONS - 0.37%
19,400       3,200                22,600    Nextel Communications, Inc.,
                                             Class A                             224,070       36,960                     261,030
25,800                            25,800    Nextel Partners, Inc., Class A       156,606                                  156,606
 7,100       3,700                10,800    RF Micro Devices, Inc.                52,043       27,121                      79,164
                                                                              ----------
               350                   350    Telephone & Data Systems, Inc.                     16,457                      16,457
             1,200                 1,200    Western Wireless Corp., Class A                     6,360                       6,360
                                                                                            ---------                  ----------
                                                                                 432,719       86,898                     519,617
                                            CHEMICALS - 0.36%
 7,100                             7,100    Praxair, Inc.                        410,167                                  410,167
                                                                              ----------
             3,000                 3,000    Rohm & Haas Company                                97,440                      97,440
                                                                                            ---------                  ----------
                                                                                                                          507,607
                                            COAL - 1.73%
                        82,800    82,800    Peabody Energy Corp.                                           2,420,244    2,420,244
                                                                                                         -----------   ----------

                                            COMPUTERS & BUSINESS
                                             EQUIPMENT - 2.31%
             5,500                 5,500    Extreme Networks, Inc.                             17,985                      17,985

MANUFACTURERS INVESTMENT TRUST - MID CAP GROWTH TRUST
MANUFACTURERS INVESTMENT TRUST - MID CAP OPPORTUNITIES TRUST
MANUFACTURERS INVESTMENT TRUST - DYNAMIC GROWTH TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO INVESTMENTS
DECEMBER 31, 2002
(SHOWING PERCENTAGE OF TOTAL VALUE OF PRO FORMA COMBINED INVESTMENTS)

MID CAP     MID CAP     DYNAMIC   PRO FORMA                                         MID CAP      MID CAP      DYNAMIC     PRO FORMA
GROWTH   OPPORTUNITIES  GROWTH    COMBINED                                          GROWTH    OPPORTUNITIES   GROWTH       COMBINED
TRUST       TRUST       TRUST    (UNAUDITED)        SECURITY DESCRIPTION             TRUST        TRUST        TRUST     (UNAUDITED)
-----       -----       -----     --------          --------------------             -----        -----        -----      ---------
         SHARES/PRINCIPAL AMOUNT                                                                       VALUE
         -----------------------                                                                       -----
                                            COMPUTERS & BUSINESS
                                             EQUIPMENT - CONTINUED
                         95,900    95,900   Intergraph Corp.                                                $1,703,184  $1,703,184
                                                                                                            ----------
 6,300      6,000                  12,300   Lexmark International Group, Inc.,
                                             Class A                               $381,150    $363,000                    744,150
25,500      3,700                  29,200   Network Appliance, Inc.                 255,000      37,000                    292,000
            4,200                   4,200   Pitney Bowes, Inc.                                  137,172                    137,172
                                                                                               --------
13,000                             13,000   Tech Data Corp.                         350,480                                350,480
                                                                                   --------                             ----------
                                                                                    986,630     555,157                  3,244,971
                                            CONSTRUCTION & Mining
                                             EQUIPMENT - 1.03%
                         66,200    66,200   National Oilwell, Inc.                                           1,445,808   1,445,808
                                                                                                            ----------  ----------

                                            CONTAINERS & Glass - 1.56%
                        120,200   120,200   Packaging Corp. of America                                       2,192,448   2,192,448
                                                                                                            ----------  ----------

                                            COSMETICS & TOILETRIES - 0.08%
              500                     500   Alberto Culver Company, Class B                      25,200                     25,200
 2,300      1,000                   3,300   Estee Lauder Companies, Inc.,
                                             Class A                                 60,720      26,400                     87,120
                                                                                   --------    --------                 ----------
                                                                                                 51,600                    112,320
                                            CRUDE PETROLEUM & NATURAL
                                             GAS - 0.67%
 6,359                              6,359   Apache Corp.                            362,399                                362,399
            4,500                   4,500   Burlington Resources, Inc.                          191,925                    191,925
                                                                                               --------
11,900                             11,900   Pioneer Natural Resources Company       300,475                                300,475
                                                                                   --------                             ----------
                                                                                    662,874                                854,799
                                            DOMESTIC OIL - 0.85%
 2,800      1,300                   4,100   EOG Resources, Inc.                     111,776      51,896                    163,672
 7,000        385                   7,385   Kerr-McGee Corp.                        310,100      17,055                    327,155
10,200      6,000                  16,200   Murphy Oil Corp.                        437,070     257,100                    694,170
                                                                                   --------    --------                 ----------
                                                                                    858,946     326,051                  1,184,997
                                            DRUGS & HEALTH CARE - 1.97%
            4,915                   4,915   Andrx Corp.                                          72,103                     72,103
            6,585                   6,585   Apogent Technologies, Inc.                          136,968                    136,968
           17,070                  17,070   Caremark Rx, Inc.                                   277,388                    277,388
                         33,800    33,800   Coventry Health Care, Inc.                                         981,214     981,214
                         39,000    39,000   Edwards Lifesciences Corp.                                         993,330     993,330
                                                                                                            ----------
            1,200                   1,200   Enzon, Inc.                                          20,064                     20,064
            1,900                   1,900   Health Net, Inc.                                     50,160                     50,160
              800                     800   IDEXX Laboratories, Inc.                             26,280                     26,280
            1,900                   1,900   Ivax Corp.                                           23,047                     23,047
            1,095                   1,095   Scios, Inc.                                          35,675                     35,675
   900      1,200                   2,100   Stryker Corp.                            60,408      80,544                    140,952
                                                                                   --------    --------                 ----------
                                                                                                722,229      1,974,544   2,757,181
                                            EDUCATIONAL SERVICES - 0.56%
 6,200      1,800                   8,000   Apollo Group, Inc., Class A             272,800      79,200                    352,000
 5,500      2,800                   8,300   Career Education Corp.                  220,000     112,000                    332,000
                                                                                               --------
 2,700                              2,700   Education Management Corp.              101,520                                101,520
                                                                                   --------                             ----------
                                                                                    594,320     191,200                    785,520
                                            ELECTRICAL EQUIPMENT - 0.31%
 5,600                              5,600   AVX Corp.                                54,880                                 54,880
10,400                             10,400   Flextronics International, Ltd.          85,176                                 85,176
11,700                             11,700   Molex, Inc.                             269,568                                269,568
                                                                                   --------
            3,200                   3,200   Symbol Technologies, Inc.                            26,304                     26,304
                                                                                               --------                 ----------
                                                                                    409,624                                435,928
                                            ELECTRONICS - 0.53%
14,200      1,022                  15,222   Celestica, Inc.                         200,220      14,410                    214,630
            1,300                   1,300   FLIR Systems, Inc.                                   63,440                     63,440

MANUFACTURERS INVESTMENT TRUST - MID CAP GROWTH TRUST
MANUFACTURERS INVESTMENT TRUST - MID CAP OPPORTUNITIES TRUST
MANUFACTURERS INVESTMENT TRUST - DYNAMIC GROWTH TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO INVESTMENTS
DECEMBER 31, 2002
(SHOWING PERCENTAGE OF TOTAL VALUE OF PRO FORMA COMBINED INVESTMENTS)

MID CAP     MID CAP     DYNAMIC    PRO FORMA                                      MID CAP        MID CAP     DYNAMIC     PRO FORMA
GROWTH   OPPORTUNITIES  GROWTH     COMBINED                                         GROWTH     OPPORTUNITIES   GROWTH    COMBINED
TRUST       TRUST       TRUST     (UNAUDITED)        SECURITY DESCRIPTION            TRUST         TRUST        TRUST   (UNAUDITED)
-----       -----       -----      ---------         --------------------            -----         -----        -----    ---------
         SHARES/PRINCIPAL AMOUNT                                                                   VALUE
         -----------------------                                                                   -----
                                            ELECTRONICS - CONTINUED
            2,700                  2,700    Jabil Circuit, Inc.                                $ 48,384                 $   48,384
 8,500        640                  9,140    L-3 Communications Holdings, Inc.    $  381,735      28,743                    410,478
                                                                                 ----------    --------                 ----------
                                                                                    581,955     154,977                    736,932
                                            ENERGY - 0.26%
            5,400                  5,400    Entergy Corp.                                       246,186                    246,186
            2,600                  2,600    Progress Energy, Inc.                               112,710                    112,710
                                                                                               --------                 ----------
                                                                                                358,896                    358,896
                                            FINANCIAL SERVICES - 4.67%
 2,600                             2,600    A.G. Edwards, Inc.                       85,696                                 85,696
 6,400      1,020                  7,420    Ambac Financial Group, Inc.             359,936      57,365                    417,301
            1,900                  1,900    Americredit Corp.                                    14,706                     14,706
 2,100      1,100                  3,200    Bear Stearns Companies, Inc.            124,740      65,340                    190,080
            3,000                  3,000    Capital One Financial Corp.                          89,160                     89,160
              563                    563    Charter One Financial, Inc.                          16,175                     16,175
 6,200                             6,200    Eaton Vance Corp.                       175,150                                175,150
 3,500                             3,500    Federated Investors, Inc., Class B       88,795                                 88,795
 3,900                             3,900    H & R Block, Inc.                       156,780                                156,780
            2,600        25,100   27,700    Investment Technology Group, Inc.                    58,136     $  561,236     619,372
                         49,100   49,100    LaBranche & Company, Inc.                                        1,308,024   1,308,024
 9,300        328        36,200   45,828    Legg Mason, Inc.                        451,422      15,921      1,757,148   2,224,491
                                                                                                            ----------
 3,300                             3,300    Lehman Brothers Holdings, Inc.          175,857                                175,857
 6,200                             6,200    Neuberger Berman, Inc.                  207,638                                207,638
 4,200                             4,200    SLM Corp.                               436,212                                436,212
10,300                            10,300    Synovus Financial Corp.                 199,820                                199,820
                                                                                 ----------
            7,300                  7,300    Waddell & Reed Financial, Inc.,
                                             Class A                                            143,591                    143,591
                                                                                               --------                 ----------
                                                                                  2,462,046     460,394      3,626,408   6,548,848
                                            FOOD & BEVERAGES - 3.76%
            1,200                  1,200    Coca-Cola Enterprises, Inc.                          26,064                     26,064
                         86,100   86,100    Constellation Brands, Inc., Class A                              2,041,431   2,041,431
                         28,100   28,100    Dean Foods Company                                               1,042,510   1,042,510
 1,200                             1,200    Hershey Foods Corp.                      80,928                                 80,928
            4,200                  4,200    McCormick & Company, Inc.                            97,440                     97,440
            9,453                  9,453    Pepsi Bottling Group, Inc.                          242,942                    242,942
                         38,100   38,100    Performance Food Group Company                                   1,293,838   1,293,838
                                                                                                            ----------
 6,500     15,500                 22,000    Starbucks Corp.                         132,470     315,890                    448,360
                                                                                 ----------    --------                 ----------
                                                                                    213,398     682,336      4,377,779   5,273,513
                                            FURNITURE & FIXTURES - 1.01%
                         63,400   63,400    Leggett & Platt, Inc.                                            1,422,696   1,422,696
                                                                                                            ----------  ----------

                                            HEALTHCARE PRODUCTS - 3.27%
14,000        250                 14,250    Alcon, Inc.                             552,300       9,863                    562,163
 2,100      6,585                  8,685    Biomet, Inc.                             60,186     188,726                    248,912
11,900                            11,900    Boston Scientific Corp.                 505,988                                505,988
            6,300                  6,300    Cytyc Corp.                                          64,260                     64,260
                         38,100   38,100    DENTSPLY International, Inc.                                     1,417,320   1,417,320
                                                                                                            ----------
 2,000        733                  2,733    Guidant Corp.                            61,700      22,613                     84,313
 5,700      5,600                 11,300    St. Jude Medical, Inc.                  226,404     222,432                    448,836
            1,700                  1,700    STERIS Corp.                                         41,225                     41,225
10,600                            10,600    Varian Medical Systems, Inc.            525,760                                525,760
13,200      3,200                 16,400    Zimmer Holdings, Inc.                   548,064     132,864                    680,928
                                                                                 ----------    --------                 ----------
                                                                                  2,480,402     681,983                  4,579,705

MANUFACTURERS INVESTMENT TRUST - MID CAP GROWTH TRUST
MANUFACTURERS INVESTMENT TRUST - MID CAP OPPORTUNITIES TRUST
MANUFACTURERS INVESTMENT TRUST - DYNAMIC GROWTH TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO INVESTMENTS
DECEMBER 31, 2002
(SHOWING PERCENTAGE OF TOTAL VALUE OF PRO FORMA COMBINED INVESTMENTS)

MID CAP     MID CAP     DYNAMIC    PRO FORMA                                         MID CAP      MID CAP     DYNAMIC     PRO FORMA
GROWTH   OPPORTUNITIES  GROWTH     COMBINED                                          GROWTH    OPPORTUNITIES  GROWTH      COMBINED
 TRUST      TRUST       TRUST     (UNAUDITED)   SECURITY DESCRIPTION                  TRUST        TRUST       TRUST     (UNAUDITED)
 -----      -----       -----      ---------    --------------------                  -----       -----        -----      ---------
           SHARES/PRINCIPAL AMOUNT                                                                        VALUE          (Unaudited
           -----------------------                                                                        -----
                                            HEALTHCARE SERVICES - 1.57%
              5,685                 5,685   Express Scripts, Inc., Class A                    $  273,107                $  273,107
16,300                             16,300   First Health Group Corp.             $  396,905                                396,905
              2,300                 2,300   Laboratory Corp. of America
                                              Holdings                                            53,452                    53,452
 9,500                              9,500   McKesson Corp.                          256,785                                256,785
              4,900                 4,900   Quest Diagnostics, Inc.                              278,810                   278,810
 5,800        3,900                 9,700   Universal Health Services, Inc.,
                                              Class B                               261,580      175,890                   437,470
 2,200                              2,200   Weight Watchers International, Inc.     101,134                                101,134
 2,500        3,100                 5,600   Wellpoint Health Networks, Inc.,
                                               Class A                              177,900      220,596                   398,496
                                                                                 ----------   ----------                ----------
                                                                                  1,194,304    1,001,855                 2,196,159
                                            HOTELS & RESTAURANTS - 1.69%
14,800                             14,800   CBRL Group, Inc.                        445,924                                445,924
              8,400                 8,400   Darden Restaurants, Inc.                             171,780                   171,780
              2,000                 2,000   Four Seasons Hotels, Inc.                             56,500                    56,500
11,300        3,500                14,800   Harrah's Entertainment, Inc.            447,480      138,600                   586,080
17,400                             17,400   Hilton Hotels Corp.                     221,154                                221,154
              4,579                 4,579   Krispy Kreme Doughnuts, Inc.                         154,633                   154,633
              2,700                 2,700   Marriott International, Inc.,
                                              Class A                                             88,749                    88,749
 3,300        1,275                 4,575   MGM Mirage                              108,801       42,037                   150,838
19,200                             19,200   Wynn Resorts, Ltd.                      251,712                                251,712
                                                                                 ----------
              9,800                 9,800   Yum! Brands, Inc.                                    237,356                   237,356
                                                                                              ----------                ----------
                                                                                  1,475,071      889,655                 2,364,726
                                            HOUSEHOLD PRODUCTS - 0.44%
              1,600                 1,600   Church & Dwight, Inc.                                 48,688                    48,688
13,600                             13,600   Dial Corp.                              277,032                                277,032
                                                                                 ----------
              1,400                 1,400   Fortune Brands, Inc.                                  65,114                    65,114
              7,306                 7,306   Newell Rubbermaid, Inc.                              221,591                   221,591
                                                                                              ----------                ----------
                                                                                                 335,393                   612,425
                                            INDUSTRIAL MACHINERY - 0.35%
              8,000                 8,000   Dover Corp.                                          233,280                   233,280
 1,300        4,200                 5,500   Parker-Hannifin Corp.                    59,969      193,746                   253,715
                                                                                 ----------      -------                ----------
                                                                                                 427,026                   486,995
                                            INDUSTRIALS - 0.19%
              7,305                 7,305   Brooks-Pri Automation, Inc.                           83,715                    83,715
                                                                                              ----------
 4,700                              4,700   Fastenal Company                        175,733                                175,733
                                                                                 ----------                             ----------
                                                                                                                           259,448
                                            INSURANCE - 0.62%
              3,500                 3,500   ACE, Ltd.                                            102,690                   102,690
              3,400                 3,400   Anthem, Inc.                                         213,860                   213,860
                424                   424   Everest Re Group, Ltd.                                23,447                    23,447
                                                                                              ----------
14,800                             14,800   Nationwide Financial Services,
                                             Inc.,  Class A                         424,020                                424,020
 2,700                              2,700   RenaissanceRe Holdings, Ltd.            106,920                                106,920
                                                                                 ----------                             ----------
                                                                                    530,940      339,997                   870,937
                                            INTERNET RETAIL - 0.46%
 9,600                              9,600   eBay, Inc.                              651,072                                651,072
                                                                                 ----------                             ----------

                                            INTERNET SOFTWARE - 2.29%
              3,500                 3,500   Internet Security Systems, Inc.                       64,155                    64,155
              3,300                 3,300   Juniper Networks, Inc.                                22,440                    22,440
 8,900       13,900                22,800   Networks Associates, Inc.               143,201      223,651                   366,852
13,800        1,700     48,400     63,900   Symantec Corp.                          559,038       68,867    $1,960,684   2,588,589
                                                                                                            ----------
17,900        4,500                22,400   TIBCO Software, Inc.                    110,622       27,810                   138,432
                                                                                 ----------
              2,400                 2,400   VeriSign, Inc.                                        19,248                    19,248

MANUFACTURERS INVESTMENT TRUST - MID CAP GROWTH TRUST
MANUFACTURERS INVESTMENT TRUST - MID CAP OPPORTUNITIES TRUST
MANUFACTURERS INVESTMENT TRUST - DYNAMIC GROWTH TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO INVESTMENTS
DECEMBER 31, 2002
(SHOWING PERCENTAGE OF TOTAL VALUE OF PRO FORMA COMBINED INVESTMENTS)

  MID CAP     MID CAP     DYNAMIC   PRO FORMA                                     MID CAP      MID CAP        DYNAMIC    PRO FORMA
  GROWTH   OPPORTUNITIES  GROWTH    COMBINED                                      GROWTH    OPPORTUNITIES     GROWTH     COMBINED
  TRUST       TRUST       TRUST    (UNAUDITED)  SECURITY DESCRIPTION              TRUST         TRUST          TRUST    (UNAUDITED)
  -----       -----       -----     ---------   --------------------              -----         -----          -----     ---------
           SHARES/PRINCIPAL AMOUNT                                                                      VALUE
           -----------------------                                                                      -----
                                               INTERNET SOFTWARE - CONTINUED
              1,115                  1,115     WebMethods, Inc.                               $    9,165                $     9,165
                                                                                              ----------                -----------
                                                                                  812,861        435,336                  3,208,881
                                               INVESTMENT COMPANIES - 0.32%
                                               Ishares Russell Midcap Growth
   100                                 100       Index Fund                    $    5,170                                     5,170
                                                                               ----------
              5,700                  5,700     Midcap SPDR Trust Series 1                        448,305                    448,305
                                                                                              ----------                -----------
                                                                                                                            453,475
                                               LEISURE TIME - 0.61%
              4,000                  4,000     International Game Technology                     303,680                    303,680
20,900                              20,900     Metro-Goldwyn-Mayer, Inc.          271,700                                   271,700
                                                                               ----------
             13,200                 13,200     Royal Caribbean Cruises, Ltd.                     220,440                    220,440
              2,490                  2,490     USA Interactive                                    57,071                     57,071
                                                                                              ----------                -----------
                                                                                                 581,191                    852,891
                                               MANUFACTURING - 0.63%
 3,900                               3,900     Danaher Corp.                      256,230                                   256,230
 5,700                               5,700     Illinois Tool Works, Inc.          369,702                                   369,702
 7,000                               7,000     SPX Corp.                          262,150                                   262,150
                                                                               ----------                                   -------
                                                                                  888,082                                   888,082
                                               MEDICAL-HOSPITALS - 0.88%
                                               Health Management Associates,
 4,900        9,741                 14,641       Inc., Class A                     87,710        174,364                    262,074
 8,300        2,100       22,200    32,600     Triad Hospitals, Inc.              247,589         62,643   $  662,226       972,458
                                                                               ----------     ----------   ----------   -----------
                                                                                  335,299        237,007                  1,234,532
                                               OFFICE FURNISHINGS & SUPPLIES
                                                 - 0.36%
16,700                              16,700     Office Depot, Inc.                 246,492                                   246,492
                                                                               ----------
             14,300                 14,300     Staples, Inc.                                     261,690                    261,690
                                                                                              ----------                -----------
                                                                                                                            508,182
                                               PETROLEUM SERVICES - 4.85%
 2,400        5,200      88,500     96,100     BJ Services Company                 77,544        168,012    2,859,435     3,104,991
 9,400        3,800                 13,200     Cooper Cameron Corp.               468,308        189,316                    657,624
              7,609                            GlobalSantaFe Corp.                               185,051                    185,051
 2,300          600                  2,900     Nabors Industries, Ltd.             81,121         21,162                    102,283
 4,500        6,800                 11,300     Noble Corp.                        158,175        239,020                    397,195
12,700        3,900      54,400     71,000     Smith International, Inc.          414,274        127,218    1,774,528     2,316,020
                                                                               ----------                  ----------
              1,357                            Transocean, Inc.                                   31,482                     31,482
                                                                                              ----------                -----------
                                                                                1,199,422        961,261    4,633,963     6,794,646
                                               PHARMACEUTICALS - 3.98%
              4,230                  4,230     AdvancePCS                                         93,948                     93,948
              4,100                  4,100     Allergan, Inc.                                    236,242                    236,242
 8,750        7,000                 15,750     AmerisourceBergen Corp.            475,212        380,170                    855,382
                800                    800     Barr Laboratories, Inc.                            52,072                     52,072
                900      58,000     58,900     Celgene Corp.                                      19,323    1,245,260     1,264,583
                                                                                                           ----------
14,000          600                 14,600     Forest Laboratories, Inc.        1,375,080         58,932                  1,434,012
12,900        6,300                 19,200     Gilead Sciences, Inc.              438,600        214,200                    652,800
             11,500                 11,500     King Pharmaceuticals, Inc.                        197,685                    197,685
              6,700                  6,700     Shire Pharmaceuticals Group
                                                 PLC, ADR                                        126,563                    126,563
13,400        3,900                 17,300     Teva Pharmaceutical
                                                 Industries, Ltd., ADR            517,374        150,579                    667,953
                                                                                  -------     ----------                -----------
                                                                                2,806,266      1,529,714                  5,581,240
                                               POLLUTION CONTROL - 0.30%
18,200                              18,200     Republic Services, Inc.,
                                                 Class A                          381,836                                   381,836
                                                                               ----------
              1,300                  1,300     Stericycle, Inc.                                   42,093                     42,093
                                                                                              ----------                -----------
                                                                                                                            423,929
                                               RETAIL TRADE - 3.33%
              5,800                  5,800     Bed Bath & Beyond, Inc.                           200,274                    200,274
              1,400                  1,400     Best Buy Company, Inc.                             33,810                     33,810

MANUFACTURERS INVESTMENT TRUST - MID CAP GROWTH TRUST
MANUFACTURERS INVESTMENT TRUST - MID CAP OPPORTUNITIES TRUST
MANUFACTURERS INVESTMENT TRUST - DYNAMIC GROWTH TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO INVESTMENTS
DECEMBER 31, 2002
(SHOWING PERCENTAGE OF TOTAL VALUE OF PRO FORMA COMBINED INVESTMENTS)

                                                                                                                          DYNAMIC
 MID CAP     MID CAP     DYNAMIC  PRO FORMA                                                   MID CAP      MID CAP       PRO FORMA
 GROWTH   OPPORTUNITIES  GROWTH   COMBINED                                        GROWTH    OPPORTUNITIES  GROWTH        COMBINED
 TRUST       TRUST       TRUST   (UNAUDITED)    SECURITY DESCRIPTION              TRUST        TRUST        TRUST       (UNAUDITED)
  -----      -----       -----   -----------    --------------------              -----        -----        -----       -----------
          SHARES/PRINCIPAL AMOUNT                                                                     VALUE
          -----------------------                                                                     -----
                                                RETAIL TRADE - CONTINUED
                        65,300     65,300       BJ's Wholesale Club, Inc.                                    $1,194,990   $1,194,990
12,200         1,800               14,000       CDW Computer Centers, Inc.        $  534,970   $   78,930                    613,900
               7,000                7,000       Family Dollar Stores, Inc.                        218,470                    218,470
               5,100                5,100       Michael's Stores, Inc.                            159,630                    159,630
                        72,300     72,300       Pier 1 Imports, Inc.                                           1,368,639   1,368,639
                                                                                                             -----------
 2,000           800                2,800       Ross Stores, Inc.                     84,780       33,912                    118,692
               1,095                1,095       Talbots, Inc.                                      30,145                     30,145
 5,200                              5,200       The Limited, Inc.                     72,436                                  72,436
              14,800               14,800       The TJX Companies, Inc.                           288,896                    288,896
 9,400                              9,400       Tiffany & Company                    224,754                                 224,754
                                                                                  ----------
               5,100                5,100       Williams-Sonoma, Inc.                             138,465                    138,465
                                                                                               ----------                 ----------
                                                                                     916,940    1,182,532      2,563,629   4,663,101
                                                SANITARY SERVICES - 0.08%
               2,357                2,357       Ecolab, Inc.                                      116,671                    116,671
                                                                                               ----------                 ----------

                                                SEMICONDUCTORS - 5.75%
18,800                             18,800       Altera Corp.                         231,804                                 231,804
 4,800                              4,800       Analog Devices, Inc.                 114,576                                 114,576
12,600         1,400               14,000       Broadcom Corp., Class A              189,756       21,084                    210,840
18,000         9,620               27,620       Emulex Corp.                         333,900      178,451                    512,351
 9,400                              9,400       Fairchild Semiconductor
                                                  Corp., Class A                     100,674                                 100,674
               5,300                5,300       Integrated Device Technology,
                                                  Inc.                                             44,361                     44,361
                        54,200     54,200       Intersil Corp., Class A                                          755,548     755,548
10,200         7,300               17,500       KLA-Tencor Corp.                     360,774      258,201                    618,975
14,400        10,512               24,912       Lam Research Corp.                   155,520      113,530                    269,050
11,500         7,800    34,500     53,800       Linear Technology Corp.              295,780      200,616        887,340   1,383,736
               4,300                4,300       LSI Logic Corp.                                    24,811                     24,811
               3,885                3,885       Marvell Technology Group, Ltd.                     73,271                     73,271
 9,600         1,300               10,900       Maxim Integrated Products, Inc.      317,184       42,952                    360,136
               1,075                1,075       Micrel, Inc.                                        9,654                      9,654
20,200         6,400    66,700     93,300       Microchip Technology, Inc.           493,890      156,480      1,630,815   2,281,185
                                                                                                             -----------
 6,500                              6,500       National Semiconductor Corp.          97,565                                  97,565
11,100         7,200               18,300       Novellus Systems, Inc.               311,688      202,176                    513,864
               4,000                4,000       PMC-Sierra, Inc.                                   22,240                     22,240
               5,300                5,300       QLogic Corp.                                      182,903                    182,903
   700                                700       Semiconductor HOLDRs Trust            15,505                                  15,505
                 360                  360       Semtech Corp.                                       3,931                      3,931
               3,680                3,680       Silicon Laboratories, Inc.                         70,214                     70,214
                 595                  595       Skyworks Solutions, Inc.                            5,129                      5,129
               7,500                7,500       Teradyne, Inc.                                     97,575                     97,575
                                                                                               ----------
 2,700                              2,700       Xilinx, Inc.                          55,620                                  55,620
                                                                                  ----------                              ----------
                                                                                   3,074,236    1,707,579      3,273,703   8,055,518
                                                SOFTWARE - 3.56%
 6,800        10,570               17,370       Adobe Systems, Inc.                  168,647      262,147                    430,794
39,200         1,200               40,400       BEA Systems, Inc.                    449,624       13,764                    463,388
17,500         7,000               24,500       BMC Software, Inc.                   299,425      119,770                    419,195
               5,500                5,500       Business Objects SA, ADR                           82,500                     82,500
               1,000                1,000       Cognos, Inc                                        23,450                     23,450
               1,500                1,500       Electronic Arts, Inc.                              74,655                     74,655
 8,600         1,050                9,650       Intuit, Inc.                         403,512       49,266                    452,778
               2,060                2,060       McDATA Corp., Class A                              14,626                     14,626
 6,700         4,100    46,500     57,300       Mercury Interactive Corp.            198,655      121,565      1,378,725   1,698,945
                                                                                                             -----------
               4,807                4,807       NetIQ Corp.                                        59,366                     59,366

MANUFACTURERS INVESTMENT TRUST - MID CAP GROWTH TRUST
MANUFACTURERS INVESTMENT TRUST - MID CAP OPPORTUNITIES TRUST
MANUFACTURERS INVESTMENT TRUST - DYNAMIC GROWTH TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO INVESTMENTS
DECEMBER 31, 2002
(SHOWING PERCENTAGE OF TOTAL VALUE OF PRO FORMA COMBINED INVESTMENTS)

                                                                                                                         DYNAMIC
 MID CAP     MID CAP     DYNAMIC  PRO FORMA                                                  MID CAP      MID CAP       PRO FORMA
 GROWTH   OPPORTUNITIES  GROWTH   COMBINED                                       GROWTH    OPPORTUNITIES  GROWTH        COMBINED
 TRUST       TRUST       TRUST   (UNAUDITED)    SECURITY DESCRIPTION             TRUST        TRUST        TRUST       (UNAUDITED)
  -----      -----       -----   -----------    --------------------             -----        -----        -----       -----------
          SHARES/PRINCIPAL AMOUNT                                                                    VALUE
          -----------------------                                                                    -----
                                                SOFTWARE - CONTINUED
    30,800       3,400                  34,200  PeopleSoft, Inc.                 $  563,640  $   62,220                 $    625,860
                                                Precise Software
                   700                     700  Solutions, Ltd.                                  11,557                       11,557
    18,500                              18,500  Siebel Systems, Inc.                138,380                                  138,380
     6,500                               6,500  Software HOLDRs Trust               175,435                                  175,435
                   490                     490  Synopsys, Inc.                                   22,614                       22,614
    17,200       1,600                  18,800  VERITAS Software Corp.              268,664      24,992                      293,656
                                                                                 ----------  ----------                 ------------
                                                                                  2,665,982     942,492                    4,987,199
                                                STEEL - 0.90%
                              30,500    30,500  Nucor Corp.                                                 $1,259,650     1,259,650
                                                                                                            ----------  ------------
                                                TELECOMMUNICATIONS
                                                EQUIPMENT & SERVICES
                                                - 0.35%
    14,700                              14,700  Alcatel Alsthom, ADR                 65,268                                   65,268
    13,700       2,000                  15,700  Amdocs, Ltd.                        134,534      19,640                      154,174
                   720                     720  Citizens Communications
                                                   Company                                        7,596                        7,596
                                                                                             ----------
    13,700                              13,700  Comverse Technology, Inc.           137,274                                  137,274
    16,700                              16,700  Tellabs, Inc.                       121,409                                  121,409
                                                                                 ----------                             ------------
                                                                                    458,485      27,236                      485,721
                                                TELEPHONE - 0.14%
                 6,910                   6,910  CenturyTel, Inc.                                203,016                      203,016
                                                                                             ----------                 ------------
                                                TOYS, AMUSEMENTS &
                                                SPORTING GOODS - 0.20%
    14,900                              14,900  Mattel, Inc.                        285,335                                  285,335
                                                                                 ----------                             ------------
                                                TRANSPORTATION - 0.04%
                 1,180                   1,180  Harley-Davidson, Inc.                            54,516                       54,516
                                                                                             ----------                 ------------
                                                TRAVEL SERVICES - 0.49%
     5,000                               5,000  Expedia, Inc., Class A              334,651                                  334,651
     6,500                               6,500  Hotels.com, Class A                 355,095                                  355,095
                                                                                 ----------                             ------------
                                                                                    689,746                                  689,746
                                                TRUCKING & FREIGHT - 1.90%
     7,900                               7,900  Arkansas Best Corp.                 205,250                                  205,250
                                                                                 ----------
                             122,500   122,500  Swift Transportation, Inc.                                   2,452,205     2,452,205
                                                                                                            ----------  ------------
                                                                                                                           2,657,455
                                                TOTAL COMMON STOCK
                                                (Cost: $126,430,135)                                                    $121,314,630

                                                WARRANTS - 0.04%
                                                TRAVEL SERVICES - 0.04%
                                                Expedia, Inc., (Expiration
                                                   date 02/04/2009; strike
     1,416                               1,416     price $52.00)                     50,721                                   50,721
                                                                                 ----------                             ------------
                                                TOTAL WARRANTS
                                                (Cost: $30,229)                                                         $     50,721
                                                                                                                        ------------
                                                SHORT TERM INVESTMENTS -
                                                   6.54%
$1,495,926  $1,421,077   $6,257,128 $9,174,131  Navigator Securities
                                                   Lending Trust, 1.43%          $1,495,926  $1,421,077     $6,257,128  $  9,174,131
                                                                                 ----------  ----------     ----------  ------------

                                                REPURCHASE AGREEMENTS -
                                                   6.88%

                                                Repurchase Agreement
                                                with State Street Corp.,
                                                dated 12/31/2002 at 0.600%
                                                to be repurchased at
                                                $5,037,168 on 01/02/2003,
                                                collateralized by
                                                $3,920,000 U.S.Treasury
                                                Bonds, 12.75% due
                                                11/15/2010 (valued at
                                                $5,141,135, including
                       $5,037,000   $5,037,000  interest).                                                  $5,037,000  $  5,037,000
                                                                                                            ----------

MANUFACTURERS INVESTMENT TRUST - MID CAP GROWTH TRUST
MANUFACTURERS INVESTMENT TRUST - MID CAP OPPORTUNITIES TRUST
MANUFACTURERS INVESTMENT TRUST - DYNAMIC GROWTH TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO INVESTMENTS
DECEMBER 31, 2002
(SHOWING PERCENTAGE OF TOTAL VALUE OF PRO FORMA COMBINED INVESTMENTS)

                                                                                                                          DYNAMIC
 MID CAP     MID CAP     DYNAMIC  PRO FORMA                                                   MID CAP      MID CAP       PRO FORMA
 GROWTH   OPPORTUNITIES  GROWTH   COMBINED                                        GROWTH    OPPORTUNITIES  GROWTH        COMBINED
 TRUST       TRUST       TRUST   (UNAUDITED)    SECURITY DESCRIPTION              TRUST        TRUST        TRUST       (UNAUDITED)
  -----      -----       -----   -----------    --------------------              -----        -----        -----       -----------
          SHARES/PRINCIPAL AMOUNT                                                                     VALUE
          -----------------------                                                                     -----
                                                 REPURCHASE AGREEMENTS -
                                                 CONTINUED Repurchase
                                                 Agreement with State
                                                 Street Corp., dated
                                                 12/31/2002 at 1.00%, to be
                                                 repurchased at $3,226,179
                                                 on 01/02/2003,
                                                 collateralized by
                                                 $2,975,000 U.S. Treasury
                                                 Notes 4.88% due 02/15/2012
                                                 (valued at $3,291,094,
$3,226,000                          $3,226,000   including interest)         $ 3,226,000                            $  3,226,000
                                                                             -----------                            ------------
                                                 Repurchase Agreement with
                                                 Lehman Brothers, dated
                                                 12/31/2002 at 1.150%, to
                                                 be repurchased at
                                                 $1,378,088 on 01/02/2003,
                                                 collateralized by
                                                 $1,400,000 Federal
                                                 National Mortgage
                                                 Association, 2.54% due
                                                 04/10/2007
                                                 (valued at $1,408,582,
            $ 1,378,000             $1,378,000   including interest).                     $ 1,378,000               $  1,378,000

                                                 TOTAL REPURCHASE AGREEMENTS $ 3,226,000  $ 1,378,000  $ 5,037,000  $  9,641,000
                                                                             -----------  -----------  -----------  ------------
                                                 TOTAL INVESTMENTS (COST:
                                                 $145,275,495)               $42,277,909  $23,679,542  $74,223,031  $140,180,482
                                                                             ===========  ===========  ===========  ============

As of December 31, 2002, all of the securities held by the Mid Cap Growth Trust and the Mid Cap Opportunities Trust would comply with the compliance and/or investment restrictions of the Dynamic Growth Trust.

MANUFACTURERS INVESTMENT TRUST
NOTES TO PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

1. BASIS OF COMBINATION. The Pro Forma Combining Schedule of Portfolio Investments, the Statement of Assets and Liabilities and the Statement of Operations reflect the accounts of the Manufacturers Investment Trust Mid Cap Growth ("Mid Cap Growth"), Mid Cap Opportunities ("Mid Cap Opportunities") and Dynamic Growth ("Dynamic Growth") Trusts, three of sixty seven investment Portfolios offered by the Manufacturers Investment Trust (the "Trust") for the year ended December 31, 2002. These statements have been derived from the books and records of each Portfolio utilized in calculating daily net asset value at December 31, 2002.

The Pro Forma statements reflect the proposed transfer of the assets and liabilities of Mid Cap Growth and Mid Cap Opportunities in exchange for shares of Dynamic Growth. Under generally accepted accounting principles in the United States of America ("GAAP"), Dynamic Growth will be the surviving entity for accounting purposes. The Pro Forma financial statements have been adjusted to reflect the anticipated fee arrangements for the surviving entity and do not reflect the expenses of either Portfolio in carrying out its obligations under the Agreement and Plan of Reorganization.

The Pro Forma Combining Schedule of Portfolio Investments, Statement of Assets and Liabilities and Statement of Operations should be read in conjunction with the historical financial statements of Mid Cap Growth, Mid Cap Opportunities and Dynamic Growth incorporated by reference in the Statement of Additional Information.

Shares of the Portfolios are presently offered only to: Separate Accounts A, H, I, L, M, N and in the case of certain Portfolios, to unregistered separate accounts issued by The Manufacturers Life Insurance Company (U.S.A.) ("Manulife USA") and to Separate Accounts A and B and in the case of certain Portfolios, to unregistered separate accounts issued by The Manufacturers Life Insurance Company of New York ("Manulife New York"). Manulife USA and Manulife New York are indirect wholly owned subsidiaries of The Manufacturers Life Insurance Company ("Manulife"), which in turn is a wholly owned subsidiary of Manulife Financial Corporation, a publicly traded company. Manulife Financial Corporation and its subsidiaries are known collectively as "Manulife Financial". Manulife New York is a wholly owned subsidiary of Manulife USA.

Manufacturers Securities Services, LLC ("MSS"), a Delaware limited liability company controlled by Manulife USA, serves as investment adviser for the Trust and Manulife Financial Securities, LLC ("MFS") a Delaware limited liability company controlled by Manulife USA, serves as principal underwriter of the variable contracts issued by Manulife USA and Manulife New York.

Pro Forma Adjustments:

(A) Adjustment to reflect estimated one-time proxy, legal and other expenses of the reorganization. These estimated expenses are $7,415, $6,442 and $21,176 in Mid Cap Growth, Mid Cap Opportunities and Dynamic Growth, respectively.

(B) Adjustment to reflect amount allocated to capital shares ($0.01 par value) for shares redeemed in reorganization.

(C) Adjustment to reflect the reduction in net assets due to the estimated expense of the reorganization.

(D) Adjustment to reflect the increase in outstanding shares relative to Net Asset Value upon reorganization.

(E)   Adjustment to reflect the reduction in expense upon reorganization.

                                     PART C

                                OTHER INFORMATION

ITEM 15.  INDEMNIFICATION

         Sections 6.4 and 6.5 of the Agreement and Declaration of Trust of the Registrant provide that the Registrant shall indemnify each of its Trustees and officers against all liabilities, including, but not limited to, amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and against all expenses, including, but not limited to, accountants and counsel fees, reasonably incurred in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Trustee or officer may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, except that indemnification shall not be provided if it shall have been finally adjudicated in a decision on the merits by the court or other body before which the proceeding was brought that such Trustee or officer (i) did not act in good faith in the reasonable belief that his or her action was in the best interests of the Registrant or (ii) is liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 16.  EXHIBITS

EXHIBIT
NUMBER                            DESCRIPTION
------                            -----------
1(a)              Registrant's Agreement and Declaration of Trust, dated
                  September 29, 1988 is incorporated by reference to Exhibit
                  (1)(a) to Post-Effective Amendment No. 31 filed February 28,
                  1996.

1(b) Establishment and Designation of Additional Series of Shares of Beneficial Interest -- Redesignation of the Series of
                  Shares known as the "Convertible Securities Trust" to the "U.S. Government Bond Trust," dated May 1, 1989 is incorporated by reference to Exhibit (1)(b) to Post-Effective
                  Amendment No. 31 filed February 28, 1996.

1(c) Establishment and Designation of Additional Series of Shares of Beneficial Interest -- Conservative, Moderate and
                  Aggressive Asset Allocation Trusts, dated May 1, 1989 is incorporated by reference to Exhibit (1)(c) to Post-Effective
                  Amendment No. 31 filed February 28, 1996.

1(d) Establishment and Designation of Additional Series of Shares of Beneficial Interest -- Growth & Income Trust, dated
                  February 1, 1991 is incorporated by reference to Exhibit
                  (1)(d) to Post-Effective Amendment No. 31 filed February 28,
                  1996.

1(e) Establishment and Designation of Additional Series of Shares of Beneficial Interest -- Redesignation of the Series of
                  Shares known as the "Bond Trust" to the "Investment Quality

EXHIBIT
NUMBER                            DESCRIPTION
------                            -----------
                  Bond Trust," dated April 16, 1991 is incorporated by reference to Exhibit (1)(e) to Post-Effective Amendment No. 31 filed
                  February 28, 1996.

1(f) Establishment and Designation of Additional Series of Shares of Beneficial Interest Redesignation of the Series of Shares known as the "U.S. Government Bond Trust" to the "U.S.
                  Government Securities Trust," dated June 14, 1991 is incorporated by reference to Exhibit (1)(f) to Post-Effective
                  Amendment No. 31 filed February 28, 1996.

1(g) Establishment and Designation of Additional Series of Shares of Beneficial Interest -- Pasadena Growth Trust, Growth Trust and Strategic Income Trust, dated August 7, 1992 is incorporated by reference to Exhibit (1)(g) to Post-Effective
                  Amendment No. 31 filed February 28, 1996.

1(h) Establishment and Designation of Additional Series of Shares of Beneficial Interest -- Redesignation of the Series of
                  Shares known as the "Strategic Income Trust" to the "Strategic
                  Bond Trust" and the Series of Shares known as the "Growth
                  Trust" to the "Value Equity Trust" dated April 4, 1993 is incorporated by reference to Exhibit (1)(h) to Post-Effective
                  Amendment No. 31 filed February 28, 1996.

1(i) Establishment and Designation of Additional Series of Shares of Beneficial Interest -- International Growth and Income
                  Trust, dated December 28, 1994 is incorporated by reference to Exhibit (1)(i) to Post-Effective Amendment No. 31 filed on
                  February 28, 1996.

1(j) Establishment and Designation of Additional Series of Shares of Beneficial Interest -- Small/ Mid Cap Trust, dated February
                  1, 1996 is incorporated by reference to Exhibit (1)(j) to Post-Effective Amendment No. 34 filed October 4, 1996.

1(k) Establishment and Designation of Additional Series of Shares of Beneficial Interest -- International Small Cap Trust, dated
                  February 1, 1996 is incorporated by reference to Exhibit
                  (1)(k) to Post-Effective Amendment No. 34 filed October 4,
                  1996.

1(l) Establishment and Designation of Additional Series of Shares of Beneficial Interest -- Growth Trust, dated July 9, 1996 is incorporated by reference to Exhibit (1)(l) to Post-Effective
                  Amendment No. 34 filed October 4, 1996.

1(m) Establishment and Designation of Additional Series of Shares of Beneficial Interest -- Value Trust, High Yield Trust,
                  International Stock Trust, Science & Technology Trust,
                  Balanced Trust, Worldwide Growth Trust, Emerging Growth Trust,
                  Pilgrim Baxter Growth Trust, Pacific Rim Emerging Markets
                  Trust, Real Estate Securities Trust, Capital Growth Bond
                  Trust, Equity Index Trust, Common Stock Trust, Lifestyle
                  Conservative 280 Trust, Lifestyle Moderate 460 Trust,
                  Lifestyle Balanced 640 Trust, Lifestyle Growth 820 Trust,
                  Lifestyle Aggressive 1000 Trust -- and Redesignation of the
                  Series of Shares known as the "Pasadena Growth Trust" to the "Blue Chip Growth Trust" and the Series of Shares known as the "Value Equity Trust" to the "Equity-Income Trust" is incorporated by reference to Exhibit (1)(m) to Post-Effective
                  Amendment No. 35 filed December 18, 1996.

1(n) Establishment and Designation of Additional Series of Shares of Beneficial Interest -- Small Company Value Trust, dated
                  September 30, 1997 is incorporated by reference to Exhibit
                  (1)(m) to Post-Effective Amendment No. 39 filed March 2, 1998.

1(o) Amendment to the Agreement and Declaration of Trust (name change) is incorporated by reference to Exhibit (1)(n) to Post-Effective Amendment No. 39 filed March 2, 1998.

EXHIBIT
NUMBER                            DESCRIPTION
------                            -----------
1(p)              Form of Establishment and Designation of Additional Series of
                  Shares of Beneficial Interest for the Small Company Blend,
                  U.S. Large Cap Value, Total Return, International Value and
                  Mid Cap Stock -- previously filed as exhibit (a)(15) to
                  Post-Effective Amendment No. 41 filed on March 1, 1999.

1(q)              Form of Establishment and Designation of Additional Shares of
                  Beneficial Interest for the Dynamic Growth, Internet
                  Technologies, Tactical Allocation, 500 Index, Mid Cap Index,
                  Small Cap Index, Total Stock Market Index and International
                  Index Trusts -- previously filed as exhibit (a)(17) to Post-Effective Amendment No. 42 filed on March 1, 2000.

1(r)              Form of Establishment and Designation of Additional Series of
                  Beneficial Interest for the Capital Appreciation Trust -- previously filed as exhibit (a)(18) to Post-Effective
                  Amendment No. 43 filed on August 17, 2000.

1(s)              Form of Establishment and Designation of Additional Series of
                  Shares of Beneficial Interest for the new portfolios to be added April 30, 2001 -- previously filed as Exhibit (a)(19) to
                  Post-Effective Amendment No. 45 filed on February 9, 2001.

1(t)              Form of Establishment and Designation of Additional Series of
                  Shares of Beneficial Interest for the new portfolios to be added July 16, 2001 -- previously filed as Exhibit (a)(20) to
                  Post-Effective Amendment No. 47 filed on May 1, 2001.

1(u)              Form of Establishment and Designation of Additional Series of
                  Shares of Beneficial Interest for the Principal Protection
                  Trust, A, Principal Protection Trust, Series B -- to be filed by Amendment.

2                 Registrant's By-Laws are incorporated by reference to Exhibit
                  (2) to Post-Effective Amendment No. 38 filed September 17,
                  1997.

3                 Not Applicable

4                 Agreement and Plan of Reorganization (filed herewith as
                  Exhibit A to the Prospectus/Proxy Statement).

5                 Included in Exhibits 1 and 2 hereto.

6(a)              Amended and Restated Advisory Agreement between Manufacturers
                  Investment Trust and Manufacturers Securities Services, LLC -- previously filed as exhibit (d)(1) to Post-Effective Amendment
                  No. 41 filed March 1, 1999.

6(b) Form of Amendment to Amended and Restated Advisory Agreement between Manufacturers Investment Trust and Manufacturers
                  Securities Services, LLC -- previously filed as exhibit
                  (a)(17) to Post Effective Amendment No. 42 filed on March 1,
                  2000.

6(c) Form of Amendment to Amended and Restated Advisory Agreement between Manufacturers Investment Trust and Manufacturers
                  Securities Services, LLC regarding the Capital Appreciation
                  Trust - previously filed as exhibit (d)(1)(b) to Post
                  Effective Amendment No. 43 filed on August 17, 2000.

6(d) Form of Amendment to Amended and Restated Advisory Agreement between Manufacturers Investment Trust and Manufacturers
                  Securities Services, LLC regarding the new portfolios to be added April 30, 2001 -- previously filed as exhibit (d) (1)
                  (C) to Post Effective Amendment No. 45 filed on February 9,
                  2001.

EXHIBIT
NUMBER                            DESCRIPTION
------                            -----------
6(e)              Form of Amendment to Amended and Restated Advisory Agreement
                  between Manufacturers Investment Trust and Manufacturers
                  Securities Services, LLC regarding the new portfolios to be added July 16, 2001 -- previously filed as exhibit (d)(1) (C)
                  to Post-Effective Amendment No. 47 filed on May 1, 2001.

6(f)              Subadvisory Agreement between Manufacturers Securities
                  Services, LLC and Wellington Management Company LLP -- previously filed as exhibit (d)(2) to Post-Effective Amendment
                  No. 41 filed March 1, 1999.

6(g)              Subadvisory Agreement between Manufacturers Securities
                  Services, LLC and Salomon Brothers Asset Management Inc. is incorporated by reference to Exhibit 5(b)(iii) to Post-Effective Amendment No. 39 filed March 2, 1998.

6(h)              Subadvisory Agreement between Manufacturers Securities
                  Services, LLC and Founders Asset Management LLC -- previously filed as exhibit (5)(b)(vi) to Post- Effective Amendment No.
                  40 filed April 30, 1998.

6(I)              Subadvisory Agreement between Manufacturers Securities
                  Services, LLC and T. Rowe Price Associates, Inc. -- previously filed as exhibit (d)(8) to Post-Effective Amendment No. 41 filed March 1, 1999.

6(j)              Form of Subadvisory Agreement between NASL Financial Services,
                  Inc. and Rowe Price-Fleming International, Inc. adding the
                  International Stock Trust -- previously filed as exhibit
                  (5)(b)(xiv) to Post-Effective Amendment No. 34 filed on
                  October 4, 1996.

6(k)              Subadvisory Agreement between NASL Financial Services, Inc.
                  and Morgan Stanley Asset Management, Inc. dated October 1,
                  1996 providing for the Global Equity Trust -- previously filed as exhibit (5)(b)(xv) to Post-Effective Amendment No. 35 filed on December 18, 1996.

6(l)              Subadvisory Agreement between NASL Financial Services, Inc.
                  and Miller Anderson & Sherrerd, LLP dated October 1, 1996 adding the Value and High Yield Trusts -- previously filed as exhibit (5)(b)(xvi) to Post-Effective Amendment No. 35 filed on December 18, 1996.

6(m)              Form of Subadvisory Agreement between NASL Financial Services,
                  Inc. and Manufacturers Adviser Corporation dated October 1,
                  1996 providing for the Money Market Trust -- previously filed as exhibit (5)(b)(xviii) to Post-Effective Amendment No. 34 filed on October 4, 1996.

6(n)              Form of Amendment to Subadvisory Agreement between NASL
                  Financial Services, Inc. and Manufacturers Adviser Corporation dated December 31, 1996 adding the Pacific Rim Emerging
                  Markets, Common Stock, Real Estate Securities, Equity Index,
                  Capital Growth Bond, Lifestyle Conservative 280, Lifestyle
                  Moderate 460, Lifestyle Balanced 640, Lifestyle Growth 820 and
                  Lifestyle Aggressive 1000 Trusts -- previously filed as exhibit (5)(b)(xx) to Post-Effective Amendment No. 35 filed on
                  December 18, 1996.

6(o)              Form of Amendment to Subadvisory Agreement between NASL
                  Financial Services, Inc. and Manufacturers Adviser Corporation regarding the Lifestyle Trusts -- previously filed as exhibit
                  (d)(11)(a) to Post-Effective Amendment No. 42 filed on March
                  1, 2000.

6(p)              Form of Subadvisory Consulting Agreement between Manufacturers
                  Adviser Corporation and State Street Global Advisors regarding the Lifestyle Trusts -- previously filed as exhibit (a)(17) to Post-Effective Amendment No. 42 filed on March 1, 2000.

EXHIBIT
NUMBER                            DESCRIPTION
------                            -----------
6(q)              Subadvisory Agreement between Manufacturers Securities
                  Services, LLC and Fidelity Management Trust Company --
                  previously filed as exhibit (d)(14) to Post-Effective
                  Amendment No. 41 filed on March 1, 1999.

6(r)              Form of Subadvisory Agreement between Manufacturers Securities
                  Services, LLC and AXA Rosenberg Investment Management LLC -- previously filed as exhibit (d)(15) to Post-Effective
                  Amendment No. 41 filed on March 1, 1999

6(s)              Subadvisory Agreement between Manufacturers Securities
                  Services, LLC and A I M Capital Management, Inc. -- previously filed as exhibit (d)(16) to Post-Effective Amendment No. 41 filed on March 1, 1999.

6(t)              Subadvisory Agreement between Manufacturers Securities
                  Services, LLC and Capital Guardian Trust Company -- previously filed as exhibit (d)(17) to Post-Effective Amendment No. 41 filed on March 1, 1999.

6(u)              Form of Subadvisory Agreement between Manufacturers Securities
                  Services, LLC and Franklin Advisers, Inc. -- previously filed as exhibit (d)(18) to Post-Effective Amendment No. 41 filed on March 1, 1999.

6(v)              Form of Subadvisory Agreement between Manufacturers Securities
                  Services, LLC and Pacific Investment Management Company -- previously filed as exhibit (d)(19) to Post-Effective
                  Amendment No. 41 filed on March 1, 1999.

6(w)              Form of Subadvisory Agreement between Manufacturers Securities
                  Services, LLC and State Street Global Advisors -- previously filed as exhibit (d)(20) to Post-Effective Amendment No. 41 filed on March 1, 1999.

6(x)              Form of Subadvisory Agreement between Manufacturers Securities
                  Services, LLC and Templeton Investment Counsel, Inc. -- previously filed as exhibit (d)(21) to Post-Effective
                  Amendment No. 41 filed on March 1, 1999.

6(y)              Form of Subadvisory Agreement between Manufacturers Securities
                  Services, LLC and Jennison Associates LLC -- previously filed as exhibit (d)(20) to Post-Effective Amendment No. 43 filed on August 17, 2000

6(z)              Form of Subadvisory Agreement between Manufacturers Securities
                  Services, LLC and (a) Cohen and Steers, (b) Dreyfus, (c) MFS,
                  (d) Davis Select, (e) INVESCO, (f) Lord Abbett, (g) Putnam,
                  (h) FMR and (i) SSgA Funds Management (2 agreements) -- previously filed as exhibit (d)(2) to Post-Effective Amendment
                  No. 46 filed on April 12, 2001.

6(a)(a)           Form of Subadvisory Agreement between Manufacturers Securities
                  Services, LLC and (a) Allegiance Capital, (b) Kayne Anderson,
                  (c) Lazard Asset Management, (d) Navellier Management, (e)
                  Rorer Asset Management, (f) Roxbury Capital Management -- previously filed as exhibit (d) (22) to Post-Effective
                  Amendment No. 47 filed on May 1, 2001.

6(b)(b)           Form of Subadvisory Agreement Amendment between Manufacturers
                  Securities Services, LLC and (a) AIM, (b) Capital Guardian,
                  (c) Founders, (d) Franklin Advisors, (e) Janus, (f) MAC, (g)
                  Miller Anderson, (h) Munder, (i) SBAM, (k) SsgA Funds
                  Management, (l) T. Rowe Price -- previously filed as exhibit
                  (d)(23) to Post-Effective Amendment No. 48 filed on March 1,
                  2002.

6(c)(c)           Form of Subadvisory Agreement between Manufacturers Securities
                  Services, LLC and Deutsche Asset Management, Inc. -- previously filed.

EXHIBIT
NUMBER                            DESCRIPTION
------                            -----------
6(d)(d)           Form of Subadvisory Agreement between Manufacturers Securities
                  Services, LLC and Deutsche Asset Management Investment
                  Services Limited, Inc. -- previously filed.

6(e)(e)           Form of Subadvisory Consulting Agreement between MFC Global
                  Investment Management (U.S.A.) Limited and Deutsche Asset
                  Management, Inc. -- previously filed.

7                 Form of Distribution Agreement between Manufacturers
                  Investment Trust and Manulife Financial Services LLC -- previously filed as exhibit (e) to Post-Effective Amendment
                  No. 38 filed on March 1, 2002.

8                 Not Applicable

9                 Custodian Agreement Between NASL Series Fund, Inc. and State
                  Street Bank and Trust Company, dated March 24, 1988 is incorporated by reference to Exhibit (2) to Post-Effective
                  Amendment No. 38 filed September 17, 1997.

10(a) Amended and Restated Class A and Class B Rule 12b-1 Plans (now referred as Series I and Series II 12b-1 Plans) -- previously files as Exhibit (m) to Post-Effective Amendment No. 49 filed on July 19, 2002.

10(b)             Rule 18f-3 Plan -- previously filed as Exhibit (n) to
                  Post-Effective Amendment No. 48 filed on March 1, 2002.

11 Opinion and Consent of Betsy Anne Seel, Esq., regarding legality of issuance of shares and other matters -- filed herewith

12                Form of Opinion and Consent of Jorden Burt LLP on tax matters
                  -- filed herewith

13                Not Applicable

14(a)             Consent of PricewaterhouseCoopers LLP -- filed herewith

14(b)             Included in Exhibit 12.

14(c)             Included in Exhibit 11.

15                Not Applicable

16(a)             Powers of Attorney -- Don B. Allen, Charles L. Bardelis,
                  Samuel Hoar and Robert J. Myers, Trustees, dated September 27,
                  1996 is incorporated by reference to Exhibit (2) to Post-Effective Amendment No. 38 filed September 17, 1997.

16(b)             Powers of Attorney -- John D. Richardson, Chairman of the
                  Board, and F. David Rowling, Trustee is incorporated by reference to Exhibit (18)(e) to Post-Effective Amendment No.
                  36 filed April 30, 1997.

16(c) Power of Attorney -- John D. DesPrez III, President - previously filed as exhibit 18(e) to Post-Effective Amendment
                  No. 34 filed on October 4, 1996.

16(d) Power of Attorney -- John D. DesPrez III, Trustee - previously filed as exhibit (a)(17) to Post-Effective Amendment No. 42 filed on March 1, 2000.

EXHIBIT
NUMBER                            DESCRIPTION
-------                           -----------
17(a)             Prospectus of Manufacturers Investment Trust dated May 1, 2002
                  (as supplemented October 7, 2002) -- previously filed.

17(a)(i)          Supplement dated February 14, 2003 to Prospectus dated
                  May 1, 2002 -- filed herewith

17(b)             Statement of Additional Information of Manufacturers
                  Investment Trust dated May 1, 2002 (filed as part of Part B to the Registration Statement).

17(c) Annual Report of Manufacturers Investment Trust for the year ended December 31, 2002 -- filed herewith

ITEM 17.  UNDERTAKINGS

         (a) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

         (b) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant, Manufacturers Investment Trust, has duly caused this pre-effective amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 3rd day of March, 2003.

                         MANUFACTURERS INVESTMENT TRUST
                         (Registrant)

                         By: /s/ James D. Gallagher
                             ----------------------------
                             James D. Gallagher, President

Attest:

/s/ Betsy Anne Seel
--------------------------
Betsy Anne Seel, Assistant Secretary

         Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed by the following persons in the capacities and on the date indicated.

                    *                      Trustee                                            **
-----------------------------------------                                          -------------------------
              Don B.Allen                                                                   (Date)

                    *                      Trustee                                            **
-----------------------------------------                                          -------------------------
           Charles L.Bardelis                                                               (Date)

                    *                      Trustee                                            **
-----------------------------------------                                          -------------------------
          John D. DesPrez, III                                                              (Date)

                    *                      Trustee                                            **
-----------------------------------------                                          -------------------------
               Samuel Hoar                                                                  (Date)

                    *                      Trustee and Chairman                               **
-----------------------------------------                                          -------------------------
           John D.Richardson                                                                (Date)

                    *                      Trustee                                            **
-----------------------------------------                                          -------------------------
            F. David Rolwing                                                                (Date)

         /s/ James D.Gallagher             President                                          **
-----------------------------------------  (Chief Executive Officer)               -------------------------
           James D.Gallagher                                                                (Date)

                    *                      Trustee                                            **
-----------------------------------------  Treasurer (Principal Financial and      -------------------------
               John Ostler                 Accounting Officer)                              (Date)

       * By /s/ James D.Gallagher
-----------------------------------------
           James D. Gallagher
 Attorney-in-Fact Pursuant to Powers of
                Attorney

            ** March 3, 2003

                         MANUFACTURERS INVESTMENT TRUST

                                INDEX TO EXHIBITS

EXHIBIT
NUMBER            DESCRIPTION OF EXHIBIT
-------           ----------------------

 4                Agreement and Plan of Reorganization (filed herewith as
                  Exhibit A to the Prospectus/Proxy Statement).

11 Opinion and Consent of Betsy Anne Seel, Esq., regarding legality of issuance of shares and other matters.

12                Form of Opinion and Consent of Jorden Burt LLP on tax matters.

14(a)             Consent of PricewaterhouseCoopers LLP

17(a)(i)          Supplement dated February 14, 2003 to
                  Prospectus dated May 1, 2002.

17(c)             Annual Report of Manufacturers Investment
                  Trust for the year ended December 31, 2002.

                                       9